Registration No. 333-63401

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 16

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 187

(Check appropriate box or boxes)

Principal Life Insurance Company Separate Account B
--------------------------------------------------------------------------------
(Exact Name of Registrant)

Principal Life Insurance Company
--------------------------------------------------------------------------------
(Name of Depositor)

The Principal Financial Group, Des Moines, Iowa 50392
--------------------------------------------------------------------------------
(Address of Depositor's Principal Executive Offices) (Zip Code)

(515) 362-2384
-------------------------------------------------------------------------------
Depositor's Telephone Number, including Area Code

Doug Hodgson
The Principal Financial Group Des Moines, Iowa 50392
--------------------------------------------------------------------------------
(Name and Address of Agent for Service)

Title of Securities Being Registered: Principal FreedomSM Variable Annuity Contract

It is proposed that this filing will become effective (check appropriate box)

___ immediately upon filing pursuant to paragraph (b) of Rule 485
_X_ on May 1, 2014 pursuant to paragraph (b) of Rule 485
___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
___ on (date) pursuant to paragraph (a)(1) of Rule 485
___ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
___ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

___ This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

PRINCIPAL FREEDOMSM VARIABLE ANNUITY

ISSUED BY PRINCIPAL LIFE INSURANCE COMPANY (THE "COMPANY")

This Prospectus is date d May 1, 2014.

The Company no longer offers or issues the Contract. This Prospectus is only for the use of the current Contract owners.

The individual flexible premium deferred variable annuity contract ("Contract") described in this Prospectus is funded with the Principal Life Insurance Company Separate Account B ("Separate Account") and a fixed account ("Fixed Account"). The Fixed Account is a part of our General Account. The assets of each division of the Separate Account are invested in shares of a corresponding underlying mutual fund (the "underlying mutual funds"). The divisions available through the Contract are:

American Century Variable Portfolios, Inc. – Class I	Principal Variable Contracts Funds, Inc. – Class 1 (cont.)
• Income & Growth Fund	• LargeCap S&P 500 Index Account
Franklin Templeton Variable Insurance Products Trust – Class 2	• LargeCap Value Account
• Templeton Growth Securities Fund(2)	• MidCap Account(1)
Principal Variable Contracts Funds, Inc. – Class 1	• Money Market Account
• Bond & Mortgage Securities Account	• Short-Term Income Account
• Diversified International Account	• SmallCap Blend Account
• Government & High Quality Bond Account	• SmallCap Growth Account II
• LargeCap Growth Account I

(1)	Effective August 16, 2013, the MidCap Account is no longer available to customers with an application signature date on or after August 16, 2013.

(2)	Effective May 17, 2014, the Templeton Growth Securities Fund will be known as the Templeton Growth VIP Fund.
This prospectus provides information about the Contract and the Separate Account that you ought to know before investing. It should be read and retained for future reference. Additional information about the Contract is included in the Statement of Additional Information ("SAI"), dated May 1, 2014, which has been filed with the Securities and Exchange Commission (the "Commission"). The SAI is legally a part of this prospectus. The table of contents of the SAI is at the end of this prospectus. You may obtain a free copy of the SAI by writing or calling:

Principal FreedomSM Variable Annuity
Principal Financial Group
P. O. Box 9382
Des Moines, Iowa 50306-9382
Telephone: 1-800-852-4450

An investment in the Contract is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
This prospectus is valid only when attached to the current prospectuses for the underlying mutual funds.

The Contract offered by this prospectus may not be available in all states. This prospectus is not an offer to sell, or solicitation of an offer to buy, the Contract in states in which the offer or solicitation may not be lawfully made. No person is authorized to give any information or to make any representation in connection with this Contract other than those contained in this prospectus.

GLOSSARY	4
SUMMARY OF EXPENSE INFORMATION	5
SUMMARY	7
Investment Limitations	7
Transfers	7
Surrenders	8
Charges and Deductions	8
Death Benefit	8
Annuity Benefit Payments	8
Examination Offer (free look)	8
THE PRINCIPAL FREEDOMSM VARIABLE ANNUITY	9
THE COMPANY	9
THE SEPARATE ACCOUNT	9
THE UNDERLYING MUTUAL FUNDS	10
THE CONTRACT	11
To Buy a Contract	11
The Accumulation Period	13
Telephone and Internet Services	17
The Annuity Benefit Payment Period	19
CHARGES AND DEDUCTIONS	22
Mortality and Expense Risks Charge	22
Premium Taxes	22
Fixed Account Surrender Charge and Transfer Fee	22
Waiver of Fixed Account Surrender Charge Rider	23
Administration Charge	24
Special Provisions for Group or Sponsored Arrangements	24
FIXED ACCOUNT	25
General Description	25
Fixed Account Accumulated Value	25
Fixed Account Transfers, Total and Partial Surrenders	26
GENERAL PROVISIONS	27
The Contract	27
Delay of Payments	27
Misstatement of Age or Gender	28
Assignment	28
Change of Owner	28
Change of Annuitant	28
Change of Beneficiary	28
Contract Termination	29
RIGHTS RESERVED BY THE COMPANY	29
Frequent Trading and Market-Timing (Abusive Trading Practices)	30
PERFORMANCE CALCULATION	31

2

FEDERAL TAX MATTERS	31
Non-Qualified Contracts	31
Required Distributions for Non-Qualified Contracts	32
IRA, SEP, and SIMPLE-IRA	32
Withholding	34
Mutual Fund Diversification	34
STATE REGULATION	35
GENERAL INFORMATION	35
Reservation Rights	35
Legal Opinions	35
Legal Proceedings	35
Other Variable Annuity Contracts	35
Payments to Financial Intermediaries	36
Service Arrangements and Compensation	36
Independent Registered Public Accounting Firm	36
FINANCIAL STATEMENTS	36
TABLE OF SEPARATE ACCOUNT DIVISIONS	37
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	40
CONDENSED FINANCIAL INFORMATION	41

3

GLOSSARY

account – series or portfolio of a mutual fund in which a division invests.

accumulated value – an amount equal to the Fixed Account value plus the Separate Account value.

annuitant – the person, including any joint annuitant, on whose life the annuity payment is based. This person may or may not be the owner.

annuitization date – the date the owner’s accumulated value is applied, under an annuity payment option, to make income payments.

contract date – the date that the Contract is issued and which is used to determine contract years.

contract year – the one-year period beginning on the contract date and ending one day before the contract anniversary and any subsequent one-year period beginning on a contract anniversary (for example, if the contract date is June 5, 2006, the first contract year ends on June 4, 2007, and the first contract anniversary is June 5, 2007).

Fixed Account – an account which earns guaranteed interest.

home office – the office where notices, requests and purchase payments must be sent. All amounts payable to us under the Contract are payable through the home office.

investment options – the Fixed Account and Separate Account divisions.

joint annuitant – one of the annuitants on whose life the annuity benefit payment is based. Any reference to the death of the annuitant means the death of the first annuitant to die.

joint owner – an owner who has an undivided interest with the right of survivorship in this Contract with another owner. Any reference to the death of the owner means the death of the first owner to die.

non-qualified contract – a contract which does not qualify for favorable tax treatment under the Internal Revenue Code as a Qualified Plan, Individual Retirement Annuity, Roth IRA, SEP IRA, Simple IRA or Tax Sheltered Annuity.

notice – any form of communication received by us, at the home office, either in writing or in another form approved by us in advance.

owner – the person, including joint owner, who owns all the rights and privileges of this Contract.

purchase payments – the gross amount contributed to the Contract. Fixed Account purchase payments include transfers into the Fixed Account from any division.

qualified plans – retirement plans which receive favorable tax treatment under Section 401 or 403(a) of the Internal Revenue Code (the “Code”).

Separate Account Division (division(s)) – a part of the Separate Account which invests in shares of an underlying mutual fund.

transfer – moving all or a portion of your accumulated value to or among one investment option or another. Simultaneous transfers are considered to be one transfer for purposes of calculating the transfer fee, if any.
underlying mutual fund – a registered open-end investment company, or a separate division or portfolio thereof, in which a division invests.

4

unit – the accounting measure used to calculate the value of a division prior to annuitization date.

unit value – a measure used to determine the value of an investment in a division.

valuation date – each day the New York Stock Exchange (“NYSE”) is open.

valuation period – the period of time from one determination of the value of a unit of a division to the next. Each valuation period begins at the close of normal trading on the NYSE, generally 4:00 p.m. E.T. (3:00 p.m. C.T.) on each valuation date and ends at the close of normal trading of the NYSE on the next valuation date.

we, our, us – Principal Life Insurance Company. We are also referred to throughout this prospectus as the Company.

written request – actual delivery to the Company at the home office of a written notice or request, signed and dated, on a form we supply or approve. Your notice may be mailed to:

Principal FreedomSM Variable Annuity
Principal Financial Group
P. O. Box 9382
Des Moines, Iowa 50306-9382

SUMMARY OF EXPENSE INFORMATION

The tables below describe the fees and expenses that you will pay when buying, owning and surrendering the Contract.

The following table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract or transfer cash value between investment options.

Contract owner transaction expenses
Sales charge imposed on purchase payments (as a percentage of purchase payments)	• none
Maximum surrender charge (as a percentage of amount surrendered) • surrenders from the Separate Account • surrenders from the Fixed Account(1)	• none • 6%
Transfer Fee (as a percentage of amount transferred) • transfer from Separate Account • transfer from Fixed Account(1)	• none • 6%
State Premium Taxes (vary by state) • guaranteed maximum • current	• 3.5% of purchase payments made • zero

(1)Table of Fixed Account Surrender Charges and Transfer Fees
Number of completed contract years since each Fixed Account purchase payment* was made	Surrender charge and transfer fee applied to Fixed Account surrenders and transfers beyond Free Transaction Amount
0 (year of purchase payment)	6%
1	6%
2	6%
3	5%
4	4%
5	3%
6	2%
7 and later	0%

*	Includes amounts transferred to the Fixed Account from divisions. Each Fixed Account purchase payment begins in year 0 for purposes of calculating the percentage applied to that payment

5

Please note that in addition to the fees shown, the Separate Account and/or sponsors of the underlying mutual funds may adopt requirements pursuant to rules and/or regulations adopted by federal and/or state regulators which require us to collect additional transfer fees and/or impose restrictions on transfers.

The following table describes the fees and expenses that are deducted periodically during the time that you own the Contract, not including underlying mutual fund fees and expenses.

Periodic Expenses
Separate Account Annual Expenses (as a percentage of separate account accumulated value)
• guaranteed maximum Mortality and Expense Risks Charge Administration Charge Total Separate Account Annual Expense	1.25% 0.15% 1.40%
• current Mortality and Expense Risks Charge Administration Charge Total Separate Account Annual Expense	0.85% 0.00% 0.85%

This table shows the minimum and maximum total operating expenses, charged by the underlying mutual funds, that you may pay periodically during the time that you own the contract. More detail concerning the fees and expenses of each underlying mutual fund is contained in its prospectus.

Minimum and Maximum Annual Underlying Mutual Fund Operating Expenses as of December 31, 2013
	Minimum	Maximum
Total annual underlying mutual fund operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.25%	1.05%

The annual fees and expenses charged by each underlying mutual fund are shown in each fund’s current prospectus.

Example

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying mutual fund fees and expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown below.

This example reflects the maximum charges imposed if you were to purchase the Contract. Also reflects the minimum and maximum annual underlying mutual fund operating expenses as of December 31, 2013 (without voluntary waivers of fees by the underlying funds, if any). This example assumes:

•	a $10,000 investment in the Contract for the time periods indicated;

•	a 5% return each year;

•	no annual contract fee;

•	all the accumulated value is invested in the Separate Account divisions; and

•	the total Separate Account charges associated with the most expensive combination of optional benefits with highest/ lowest fund expense

6

	If you surrender your contract at the end of the applicable time period				If you do not surrender your contract				If you fully annuitize your contract at the end of the applicable time period
	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
Maximum Total Underlying Mutual Fund Operating Expenses (1.05%)	$241	$741	$1,266	$2,702	$241	$741	$1,266	$2,702	$241	$741	$1,266	$2,702
Minimum Total Underlying Mutual Fund Operating Expenses (0.25%)	$163	$503	$867	$1,888	$163	$503	$867	$1,888	$163	$503	$867	$1,888
SUMMARY

This prospectus describes an individual flexible premium variable annuity offered by the Company. The Contract is designed to provide individuals with retirement benefits, including plans and trusts that do not qualify for special tax treatment under the Code and for purchase by persons participating in individual retirement annuity plans that meet the requirements of Section 408 of the Code.

A significant advantage of the Contract is that it provides the ability to accumulate capital on a tax-deferred basis. The purchase of a Contract to fund a tax-qualified retirement account does not provide any additional tax deferred treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, the Contract does provide benefits such as lifetime income payments, family protection through death benefits and asset allocation.

This is a brief summary of the Contract’s features. More detailed information follows later in this prospectus.
Investment Limitations

•	Initial purchase payment must be $10,000 or more.

•	Each subsequent purchase payment must be $50 or more.

•	The total purchase payments made during the life of the Contract may not be greater than $2 million.

You may allocate your net purchase payments to the investment options.

•
A complete list of the divisions may be found in the TABLE OF SEPARATE ACCOUNT DIVISIONS. Each Division invests in shares of an underlying mutual fund. More detailed information about the underlying mutual funds may be found in the current prospectus for each underlying mutual fund.

•	The investment options also include the Fixed Account.

Transfers (see Separate Account Division Transfers for additional restrictions)

•	During the accumulation period:

•	from the divisions:

•	dollar amount or percentage of transfer must be specified; and

•	transfer may occur on scheduled or unscheduled basis.

•	from the Fixed Account:

•	percentage or dollar amount of transfer must be specified; and

•	amounts available for transfer without payment of a transfer fee are limited (see Fixed Account Transfers, Total and Partial Surrenders).

•	During the annuity benefit payment period, transfers are not permitted (no transfers once payments have begun).

7

Surrenders (total or partial) (see Separate Account Surrender and Fixed Account Transfers, Total and Partial Surrenders)

•	During the accumulation period:

•	a dollar amount must be specified;

•	surrenders before age 59 1/2 may involve an income tax penalty (see Federal Tax Matters);

•	surrender amounts may be subject to a surrender charge; and

•	a full surrender is permitted prior to the annuitization date.

•	During the annuity benefit payment period, surrenders are not permitted.

Charges and Deductions

•	There is no sales charge on purchase payments.

•	A contingent deferred surrender charge is imposed on certain total or partial surrenders from the Fixed Account.

•	A transfer fee applies to certain transfers from the Fixed Account to divisions.

•
A mortality and expense risks daily charge equal to 0.85% per year applies to amounts in the Separate Account. The Company reserves the right to increase this charge, but guarantees that it will not exceed 1.25% per year.

•	The daily Separate Account administration charge is currently 0%, but the Company reserves the right to assess a charge not to exceed 0.15% annually.
Certain states and local governments impose a premium tax. The Company reserves the right to deduct the amount of the tax from purchase payments or accumulated values.

Death Benefit

•	During the accumulation period:

•	the death benefit is the greater of:

•	accumulated value, or

•	purchase payments minus partial surrenders, any transaction fees, surrender charges and transfer fees.

•	You may choose to have death benefit payments made under an annuity benefit payment option.

•	During the annuity period, payments to your named beneficiary(ies) will continue only as provided by the annuity benefit payment option selected.

Annuity Benefit Payments

•	You may choose from several fixed annuity benefit payment options which start on your selected annuitization date.

•
Annuity benefit payments are made to the owner (or beneficiary depending on the annuity benefit payment option selected). You should carefully consider the tax implications of each annuity benefit payment option (see Annuity Benefit Payment Options and FEDERAL TAX MATTERS).

Examination Offer (free look)

•	You may return the Contract during the free look which is generally 10 days from the date you receive your Contract. The free look may be longer in certain states.

•	We return either all purchase payments made or the accumulated value, whichever is required by applicable state law.

8

THE PRINCIPAL FREEDOMSM VARIABLE ANNUITY

Principal FreedomSM Variable Annuity is significantly different from a fixed annuity. As the owner of a variable annuity, you assume the risk of investment gain or loss (as to amounts in the divisions) rather than the insurance company. The amount available for annuity benefit payments under a variable annuity is not guaranteed. The amount available for payments varies with the investment performance of the portfolio securities of the underlying mutual fund(s).

Based on your investment objectives, you direct the allocation of purchase payments and accumulated value. There can be no assurance that your investment objectives will be achieved.

THE COMPANY

The Company is a stock life insurance company with authority to transact life and annuity business in all states of the United States and the District of Columbia. Our home office is located at: Principal Financial Group, Des Moines, Iowa 50392. We are a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a wholly owned direct subsidiary of Principal Financial Group, Inc., a publicly-traded company.

On June 24, 1879, we were incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. We became a legal reserve life insurance company and changed our name to Bankers Life Company in 1911. In 1986, we changed our name to Principal Mutual Life Insurance Company. In 1998, we became Principal Life Insurance Company, a subsidiary stock life insurance company of Principal Mutual Holding Company, as part of a reorganization into a mutual insurance holding company structure. In 2001, Principal Mutual Holding Company converted to a stock company through a process called demutualization, resulting in our current organizational structure.

THE SEPARATE ACCOUNT

Principal Life Insurance Company Separate Account B was established under Iowa law on January 12, 1970 and was registered as a unit investment trust with the SEC on July 17, 1970. This registration does not involve SEC supervision of the investments or investment policies of the Separate Account. We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the purchase payments you make to us.

The Separate Account is not affected by the rate of return of our general account or by the investment performance of any of our other assets. Any income, gain, or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Obligations arising from the Contract, including the promise to make annuity benefit payments, are general corporate obligations of the Company. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract may not be charged with liabilities arising from any of our other businesses.

The Separate Account is divided into divisions. The assets of each division invest in a corresponding underlying mutual fund. New divisions may be added and made available. Divisions may also be eliminated from the Separate Account following SEC approval.

The Company does not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of your purchase payments.

9

In a low interest rate environment, yields for the Money Market division, after deduction of all applicable Contract and rider charges, may be negative even though the underlying money market fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contract value to a Money Market division or participate in a scheduled automatic transfers program or Automatic Portfolio Rebalancing program where the Contract value is allocated to a Money Market division, that portion of your Contract value allocated to the Money Market division may decrease in value.

THE UNDERLYING MUTUAL FUNDS

The underlying mutual funds are registered under the Investment Company Act of 1940 as open-end investment management companies. The underlying mutual funds provide the investment vehicles for the Separate Account. A full description of the underlying mutual funds, the investment objectives, policies and restrictions, charges and expenses and other operational information are contained in the accompanying prospectuses (which should be read carefully before investing) and the Statement of Additional Information (“SAI”). You may request additional copies of these documents without charge from your registered representative or by calling us at 1-800-852-4450.

We purchase and sell shares of the underlying mutual fund for the Separate Account at their net asset value. Shares represent interests in the underlying mutual fund available for investment by the Separate Account. Each underlying mutual fund corresponds to one of the divisions. The assets of each division are separate from the others. A division’s performance has no effect on the investment performance of any other division.

The underlying mutual funds are NOT available to the general public directly. The underlying mutual funds are available only as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies and qualified plans. Some of the underlying mutual funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of any underlying mutual fund may differ substantially from the investment performance of a publicly traded mutual fund.

The Table of Separate Account Divisions later in this prospectus contains a brief summary of the investment objectives and a listing of the advisor and, if applicable, sub-advisor for each division.

10

Deletion or Substitution of Divisions

We reserve the right, within the law, to make additions, deletions and substitutions for the divisions. We will make no such substitution or deletion without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by 1940 Act).

If the shares of a division are no longer available for investment or if, in the judgment of our management, investment in a division becomes inappropriate for the purposes of our contract, we may eliminate the shares of a division and substitute shares of another division of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future premium payments.

If we eliminate divisions, you may change allocation percentages and transfer any value in an affected division to another division(s) without charge. You may exercise this exchange privilege until the later of 60 days after a) the effective date of the additions, deletions and/or substitutions of the change, or b) the date you receive notice of the options available. You may only exercise this right if you have any value in the affected division(s).

We also reserve the right to establish additional divisions, each of which would invest in a separate underlying mutual fund with a specified investment objective.

Voting Rights

We vote shares of the underlying mutual funds owned by the Separate Account according to the instructions of owners.

We will notify you of shareholder meetings of the mutual funds underlying the divisions in which you hold units. We will send you proxy materials and instructions for you to provide voting instructions to us. We will arrange for the handling and tallying of proxies received from you and other owners. If you give no voting instructions, we will vote those shares in the same proportion as shares for which we received instructions.

We determine the number of fund shares that you may instruct us to vote by allocating one vote for each $100 of accumulated contract value in the division. Fractional votes are allocated for amounts less than $100. We determine the number of underlying fund shares you may instruct us to vote as of the record date established by the mutual fund for its shareholder meeting. In the event that applicable law changes or we are required by regulators to disregard voting instructions, we may decide to vote the shares of the underlying mutual funds in our own right.

NOTE:	Because there is no required minimum number of votes, a small number of votes can have a disproportionate effect.

THE CONTRACT

The descriptions that follow are based on provisions of the Contract offered by this prospectus. You should refer to the actual Contract and the terms and limitations of any tax qualified plan which is to be funded by the Contract. Tax qualified plans are subject to several requirements and limitations which may affect the terms of any particular Contract or the advisability of taking certain action permitted by the Contract.

To Buy a Contract

If you want to buy a Contract, you must submit an application and make an initial purchase payment. If the application is complete and the Contract applied for is suitable, the Contract is issued. If the completed application is received in proper order, the initial purchase payment is credited within two valuation days after the later of receipt of the application or receipt of the initial purchase payment at the Company’s home office. If the initial purchase payment is not credited within five valuation days, it is refunded unless we have received your permission to retain the purchase payment until we receive the information necessary to issue the Contract.

11

Tax-qualified retirement arrangements, such as IRAs, SEPs, and SIMPLE-IRAs, are tax-deferred. You derive no additional benefit from the tax deferral feature of the annuity. Consequently, an annuity should be used to fund an IRA, or other tax qualified retirement arrangement to benefit from the annuity’s features other than tax deferral. These features may include guaranteed lifetime income, death benefits without surrender charges, guaranteed caps on fees, and the ability to transfer among investment options without sales or withdrawal charges.

Purchase Payments

The initial purchase payment must be at least $10,000. Subsequent purchase payments must be at least $50. The total of all purchase payments may not be greater than $2,000,000 without our prior approval. The company reserves the right to increase the minimum amount for each purchase payment to not more than $1,000.

Allocation of purchase payments
Your purchase payments are allocated to the divisions and/or the Fixed Account according to your instructions. The percentage allocation for future purchase payments may be changed, without charge, at any time by sending a written request to or calling the home office. The allocation changes are effective at the end of the valuation period in which your new instructions are received. You may not allocate your investment to the Fixed Account if it causes the value of the Fixed Account to be more than $1,000,000 (without our prior approval).

Right to Examine the Contract (free look)

It is important to us that you are satisfied with the purchase of your Contract. Under state law, you have the right to return the Contract for any reason during the examination offer period (a “free look”). The examination offer period is the later of 10 days after the Contract is delivered to you, or such later date as specified by applicable state law.

Although we currently allocate your initial purchase payments to the investment options you have selected, we reserve the right to allocate initial purchase payments to the Money Market Division during the examination offer period. In addition, we are required to allocate initial purchase payments to the Money Market Division if the Contract is issued in California and the owner is age 60 or older. After the examination offer period expires, your accumulated value will be converted into units of the divisions according to your allocation instructions. The units allocated will be based on the unit value next determined for each division.

If you properly exercise your free look, we will rescind the Contract and we will pay you a refund of your current accumulated value plus any premium tax charge deducted, less any applicable federal and state income tax withholding and depending on the state in which the Contract was issued, any applicable fees and charges. The amount returned to you may be higher or lower than the purchase payment(s) applied during the examination offer period. Some states require us to return to you the amount or your purchase payment(s); if so, we will return the greater of your purchase payments or your current accumulated value plus any premium tax charge deducted, less any applicable federal and state income tax withholding and depending upon the state in which the Contract was issued, any applicable fees and charges.

If you are purchasing this Contract to fund an IRA, SIMPLE-IRA, or SEP-IRA and you return it on or before the seventh day of the examination offer period, we will return the greater of:

•	the total purchase payment(s) made; or

•
your accumulated value plus any premium tax charge deducted, less any applicable federal and state income tax withholding and depending upon the state in which the Contract was issued, any applicable fees and charges.

To return a Contract, you must send a written request to us or to the registered representative who sold it to you before the close of business on the last day of the examination offer period.

You may obtain more specific information regarding the free look from your registered representative or by calling us at 1-800-852-4450.

12

The Accumulation Period

The Value of Your Contract
The value of your Contract is the total of the Separate Account value plus any Fixed Account value. The Fixed Account value is described in the section titled FIXED ACCOUNT.

As owner of the Contract, you bear the investment risk. The Contract’s accumulated value reflects the investment experience of the divisions that you choose. It also reflects your purchase payments, partial surrenders and the Contract expenses deducted from the Separate Account.

The Separate Account division accumulated value changes from day to day. To the extent the accumulated value is allocated to the Separate Account, you bear the investment risk. At the end of any valuation period, your Contract’s value in a division is:

•	the number of units you have in a division multiplied by

•	the value of a unit in the division.

The number of units is the total of units purchased by allocations to the division from:

•	your initial purchase payment;

•	subsequent purchase payments; and

•	transfers from another division or the Fixed Account.

minus units sold:

•	for partial surrenders from the division;

•	as part of a transfer to another division or the Fixed Account; and

•	to pay Contract charges and fees.

Unit values are calculated each valuation date at the close of normal trading of the NYSE. To calculate the unit value of a division, the unit value from the previous valuation date is multiplied by the divisions’ net investment factor for the current valuation period. The number of units does not change due to a change in unit value.

The net investment factor measures the performance of each division. The net investment factor for a valuation period is [(a plus b) divided by (c)] minus d where:

a = the share price (net asset value) of the underlying mutual fund at the end of the valuation period;
b = the per share amount of any dividend* (or other distribution) made by the mutual fund during the valuation period;
c = the share price (net asset value) of the underlying mutual fund at the end of the previous valuation period; and
d = are the total Separate Account annual expenses.

*
When an investment owned by an underlying mutual fund pays a dividend, the dividend increases the net asset value of a share of the underlying mutual fund as of the date the dividend is recorded. As the net asset value of a share of an underlying mutual fund increases, the unit value of the corresponding division also reflects an increase. Payment of a dividend under these circumstances does not increase the number of units you own in the division.

The Separate Account charges (if any) and the mortality and expense risks charge are calculated by dividing the annual amount of the charge by 365 and multiplying by the number of days in the valuation period.

13

Purchase Payments

•	On your application, you direct how your purchase payments will be allocated to the divisions that you choose.

•	Allocations must be in percentages.

•	Percentages must be in whole numbers and total 100%.

•	Subsequent purchase payments are allocated according to your then current allocation instructions.

•	Changes to the allocation instructions are made without charge.

•	A change is effective on the next valuation period after we receive your new instructions.

•	You can change the current allocations and future allocation instructions by:

•	mailing your instructions to us;

•	calling us at 1-800-852-4450 (if telephone privileges apply);

•	faxing your instructions to us at 1-866-894-2087; or

•	visiting www.principal.com.

•	Changes to purchase payment allocations do not result in the transfer of any existing division accumulated values. You must provide specific instructions to transfer existing accumulated values.

•	Purchase payments are credited on the basis of the unit value next determined after we receive a purchase payment.

Division Transfers
You may request an unscheduled transfer or set up a scheduled transfer by:

•	mailing your instructions to us;

•	calling us at 1-800-852-4450 (if telephone privileges apply);

•	faxing us at 1-866-894-2087; or

•	visiting www.principal.com (if internet privileges apply).
You must specify the dollar amount of percentage to transfer from each division. In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple contracts for which he or she is not the owner.

You may not make a transfer to the Fixed Account if:

•	a transfer has been made from the Fixed Account to a division within six months; or

•	after the transfer, the Fixed Account value would be more than $1,000,000 (without our prior approval).

Unscheduled Transfers

•	You may make unscheduled division transfers from one division to another division or to the Fixed Account.

•	The transfer is made, and values determined, as of the end of the valuation period in which we receive your request.

•	The transfer amount must be equal to or greater than the lesser of $50 or the total value of the division from which the transfer is being made.

Limitations on Unscheduled Transfers. We reserve the right to reject excessive exchanges or purchases if the trade would disrupt the management of the Separate Account, any division of the Separate Account or any underlying mutual fund. In addition, we may suspend or modify transfer privileges in our sole discretion at any time to prevent market timing efforts that could disadvantage other owners. These modifications could include, but not be limited to:

•	requiring a minimum time period between each transfer;

•	imposing a transfer fee;

•	limiting the dollar amount that an owner may transfer at any one time; or

•	not accepting transfer requests from someone providing requests for multiple Contracts for which he or she is not the owner.

14

Scheduled Transfers (Dollar Cost Averaging)

•	You may elect to have transfers made on a scheduled basis.

•	You must specify the dollar amount of the transfer.

•	There is no charge for scheduled transfers and no charge for participating in the scheduled transfer program.

•	You select the transfer date (other than the 29th, 30th or 31st) and the transfer period

•	quarterly (on a calendar year or contract year basis) or

•	semiannually or annually (on a contract year basis).

•	If the selected date is not a valuation date, the transfer is completed on the next valuation date.

•	Transfers continue until your value in the division is zero or we receive notice to stop the transfers.

•	We reserve the right to limit the number of divisions from which simultaneous transfers are made. In no event will it ever be less than two.

•	If you want to stop a scheduled transfer, you must provide us notice prior to the date of the scheduled transfer.

Scheduled transfers are designed to reduce the risks that result from market fluctuations. They do this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The results of this strategy depend on market trends and are not guaranteed.

Example:

Month	Amount Invested	Share Price	Shares Purchased
January	$100	$25.00	4
February	$100	$20.00	5
March	$100	$20.00	5
April	$100	$10.00	10
May	$100	$25.00	4
June	$100	$20.00	5
Total	$600	$120.00	33

In the example above, the average share price is $20.00 (total of share prices ($120.00) divided by number of purchases (6)). The average share cost is $18.18 (amount invested ($600.00) divided by number of shares purchased (33)).

Separate Account surrenders
Surrenders from the Separate Account are generally paid within seven days of the effective date of the request for surrender (or earlier if required by law). However, certain delays in payment are permitted (see GENERAL PROVISIONS - Delay of Payment). Surrenders before age 59 1/2 may involve an income tax penalty (see FEDERAL TAX MATTERS). You must send us a written request for any surrender.

You may specify surrender allocation percentages with each partial surrender request. If you don’t provide us with specific percentages, we will use your purchase payment allocation percentages for the partial surrender.

Total Surrender

•	You may surrender the Contract on or before the annuitization date.

•	You receive the cash surrender value at the end of the valuation period during which we receive your surrender request.

•	The cash surrender value is the total of the values of your divisions plus any amount you have in the Fixed Account minus any applicable surrender charge or transaction fee.

•	The written consent of all collateral assignees and irrevocable beneficiaries must be obtained prior to surrender.

•	We reserve the right to require you to return the Contract to us prior to making any payment though this does not affect the amount of the cash surrender value.

15

Unscheduled partial surrender

•	Prior to the annuitization date, you may surrender a part of the Fixed Account and/or Separate Account value by sending us a written request.

•	You must specify the dollar amount of the surrender (which must be $50 or more).

•	The surrender is effective at the end of the valuation period during which we receive your written request for surrender.

•	The surrender is deducted from your Fixed Account value and/or your division(s) according to the surrender allocation percentages you specify.

•	If surrender allocation percentages are not specified, we use your purchase payment allocation percentages.

•	We surrender units from the divisions and/or Fixed Account amounts to equal the dollar amount of the surrender request plus any applicable Fixed Account surrender charge.

•
The accumulated value after the unscheduled partial surrender must be equal or greater than $5,000 (we reserve the right to change the minimum remaining accumulated value but it will not be greater than $10,000).

Scheduled partial surrender

•	You may elect partial surrenders on a periodic basis by sending us written notice.

•	Your accumulated value must be at least $5,000 when the surrenders begin.

•	Surrenders are made from any of the divisions and/or the Fixed Account.

•	You may specify monthly, quarterly, semiannually or annually and pick a surrender date (other than the 29th, 30th or 31st).

•	If the selected date is not a valuation date, the transfer is completed on the next valuation date.

•	The surrender is deducted from your Fixed Account value and/or any division(s) according to the surrender allocation percentages you specify.

•	If surrender allocation percentages are not specified, we use your purchase payment allocation percentages.

•	We surrender units from the divisions and/or Fixed Account to equal the dollar amount of the surrender request plus any applicable Fixed Account surrender charge.

•	The surrenders continue until the accumulated value is zero or we receive written notice to stop them.

Automatic Portfolio Rebalancing (APR)

•	APR allows you to maintain a specific percentage of your accumulated value in specified divisions over time.

•	You may elect APR at any time after the examination offer period has expired.

•	APR is not available if you have arranged scheduled transfers from the same division.

•	There is no charge for APR transfers and no charge for participating in the APR program.

•	APR may be done on the frequency you specify:

•	quarterly (on a calendar year or contract year basis); or

•	semiannually or annually (on a contract year basis).

•	You may rebalance by:

•	mailing your instructions to us,

•	calling us at 1-800-852-4450 (if telephone privileges apply);

•	faxing your instructions to us at 1-866-894-2087; or

•	visiting www.principal.com.

Divisions are rebalanced at the end of the valuation period during which we receive your request.

Example:
You elect APR to maintain your accumulated value with 50% in the LargeCap Value Division and 50% in the Bond & Mortgage Securities Division. At the end of the specified period, 60% of the accumulated value is in the LargeCap Value Division, with the remaining 40% in the Bond & Mortgage Securities Division. By rebalancing, units from the LargeCap Value Division are sold and invested in the Bond & Mortgage Securities Division so that 50% of the accumulated value is once again in each division.

16

Telephone and Internet Services

If you elect telephone services or you elect internet services and satisfy our internet service requirements (which are designed to ensure compliance with federal UETA and E-SIGN laws), instructions for the following transactions may be given to us via the telephone or internet:

•	make purchase payment allocation changes;

•	set up Dollar Cost Averaging (DCA) scheduled transfers;

•	make transfers; and

•	make changes to APR.

Neither the Company nor the Separate Account is responsible for the authenticity of telephone service or internet transaction requests. We reserve the right to refuse telephone service or internet transaction requests. You are liable for a loss resulting from a fraudulent telephone or internet order that we reasonably believe is genuine. We follow procedures in an attempt to assure genuine telephone service or internet transactions. If these procedures are not followed, we may be liable for loss caused by unauthorized or fraudulent transactions. The procedures may include recording telephone service transactions, requesting personal identification (name, address, security phrase, password, daytime telephone number, social security number and/or birth date) and sending written confirmation to your address of record.

Instructions received via our telephone services and/or the internet are binding on both owners if the Contract is jointly owned.

If the Contract is owned by a business entity or a trust, an authorized individual (with the proper password) may use telephone and/or internet services. Instructions provided by the authorized individual are binding on the owner.

We reserve the right to modify or terminate telephone service or internet transaction procedures at any time. Whenever reasonably feasible, we will provide you with prior notice if we modify or terminate telephone service or internet services. In some instances, it may not be reasonably feasible to provide prior notice if we modify or terminate telephone service or internet transaction procedures; however, any modification or termination will apply to all Contract owners in a non-discriminatory fashion.

Telephone Services
Telephone services are available to you. Telephone services may be declined on the application or at any later date by providing us with written notice. You may also elect telephone authorization for your registered representative by providing us written notice.

If you elect telephone privileges, instructions

•	may be given by calling us at 1-800-852-4450 while we are open for business (generally, between 8 a.m. and 5 p.m. Eastern Time on any day that the NYSE is open).

•	are effective the day they are received if we receive the instructions in good order before the close of normal trading of the NYSE (generally 4:00 p.m. Eastern Time).

•	are effective the next valuation day if we receive the instructions when we are not open for business and/or after the NYSE closes its normal trading.

Internet
Internet services are available to you if you register for a secure login on the Principal Financial Group web site, www.principal.com. You may also elect internet authorization for your registered representative by providing us written notice.

If you register for internet privileges, instructions

•	are effective the day they are received if we receive the instructions in good order before the close of normal trading of the NYSE (generally 4:00 p.m. Eastern Time).

•	are effective the next valuation day if we receive the instructions when we are not open for business and/or after the NYSE closes its normal trading.

17

Death Benefit

This Contract provides a death benefit upon the death of the owner. The Contract will not provide death benefits upon the death of an annuitant unless the annuitant is also an owner or the owner is not a natural person.

The following table illustrates the various situations and the resulting death benefit payment if you die before the annuitization date.

If you die and...	And...	Then...
You are the sole owner	Your spouse is not named as a primary beneficiary
The beneficiary(ies) receive the death benefit under the Contract.

If a beneficiary dies before you, on your death we will make equal payments to the surviving beneficiaries unless you provided us with other written instructions. If no beneficiary(ies) survive you, the death benefit is paid to your estate in a single payment.

Upon your death, only your beneficiary(ies’) right to the death benefit will continue; all other rights and benefits under the Contract will terminate.

You are the sole owner	Your spouse is named as a primary beneficiary
Your spouse may either
a. elect to continue the Contract; or
b. receive the death benefit under the Contract.

All other beneficiaries receive the death benefit under the Contract.

If a beneficiary dies before you, on your death we will make equal payments to the surviving beneficiaries unless you provided us with other written instructions. If no beneficiary(ies) survive you, the death benefit is paid to your estate in a single payment.

Unless your spouse elects to continue the Contract, only your spouse’s and any other beneficiary(ies’) right to the death benefit will continue; all other rights and benefits under the Contract will terminate.

You are a joint owner	The surviving joint owner is not your spouse
The surviving owner receives the death benefit under the Contract.

Upon your death, only the surviving owner’s right to the death benefit will continue; all other rights and benefits under the Contract will terminate.

You are a joint owner	The surviving joint owner is your spouse
Your spouse may either
a. elect to continue the Contract; or
b. receive the death benefit under the Contract.

Unless the surviving spouse owner elects to continue the Contract, upon your death, only your spouse’s right to the death benefit will continue; all other rights and benefits under the rider and the Contract will terminate.

The annuitant dies	The owner is not a natural person
The beneficiary(ies) receive the death benefit under the Contract.

If a beneficiary dies before the annuitant, on the annuitant’s death we will make equal payments to the surviving beneficiaries unless the owner provided us with other written instructions. If no beneficiary(ies) survive the annuitant, the death benefit is paid to the owner.

Upon the annuitant’s death, only the beneficiary(ies’) right to the death benefit will continue; all other rights and benefits under the Contract will terminate.

Before the annuitization date, you may give us written instructions for payment under a death benefit option. If we do not receive your instructions, the death benefit is paid according to instructions from the beneficiary(ies). The beneficiary(ies) may elect to apply the death benefit under an annuity benefit payment option or receive the death benefit as a single payment. Generally, unless the beneficiary(ies) elects otherwise, we pay the death benefit in a single payment, subject to proof of your death.

No surrender charge applies when a death benefit is paid.

18

Amount of the Death Benefit
The amount of the death benefit is the greater of:

•	your accumulated value on the date we receive all required documents; or

•	the total of purchase payments minus any partial surrenders, fees and charges as of the date we receive all required documents and notice (including proof) of death.

If you die before the annuitant and your beneficiary is your spouse, we will continue the Contract with your spouse as the new owner. Alternatively, within 60 days of your death, your spouse may elect to:

•	apply the death benefit under an annuity payment option; or

•	receive the death benefit as a single payment.

Payment of Death Benefit
The accumulated value remains invested in the divisions until the valuation period during which we receive the required documents. If more than one beneficiary is named, each beneficiary’s portion of the death benefit remains invested in the divisions until the valuation period during which we receive the required documents for that beneficiary. After payment of all of the death benefit, the Contract is terminated.

The death benefit is usually paid within five business days of our receiving all documents (including proof of death) that we require to process the claim. Payment is made according to benefit instructions provided by you. Some states require this payment to be made in less than five business days. Under certain circumstances, this payment may be delayed (see Delay of Payments). We pay interest (as required by state law) on the death benefit from the date we receive all required documents until payment is made or until the death benefit is applied under an annuity benefit payment option.

NOTE:	Proof of death includes: a certified copy of a death certificate; a certified copy of a court order; a written statement by a medical doctor; or other proof satisfactory to us.

The Annuity Benefit Payment Period

Annuitization Date
You may specify an annuitization date in your application. You may change the annuitization date with our prior approval. The request must be in writing. You may not select an annuitization date later than the maximum annuitization date found on the data pages. If you do not specify an annuitization date, the annuitization date is the maximum annuitization date shown on the data pages.

You may annuitize your Contract at any time by electing to receive payments under an annuity benefit payment option. If the accumulated value on the annuitization date is less than $2,000.00 or if the amount applied under an annuity benefit payment option is less than the minimum requirement, we may pay out the entire amount in a single payment. The contract would then be canceled. You may select when you want the annuity benefit payments to begin (within the period that begins the business day following our receipt of your instruction and ends one year after our receipt of your instructions).

Once annuity benefit payments begin under the annuity benefit payment option you choose, the annuity benefit payment option may not be changed. In addition, once payments begin, you may not surrender or otherwise liquidate or commute any of the portion of your accumulated value that has been annuitized.

Depending on the type of annuity benefit payment option selected, annuity benefit payments that are initiated either before or after the annuitization date may be subject to penalty taxes (see FEDERAL TAX MATTERS). You should consider this carefully when you select or change the annuity benefit payment commencement date.

19

Annuity Benefit Payment Options
We offer fixed annuity benefit payments only. No surrender charge is imposed on any portion of your accumulated value that has been annuitized. You may choose from several fixed annuity benefit payment options. Annuity benefit payments will be made on the frequency you choose. You may elect to have your annuity benefit payments made on a monthly, quarterly, semiannual, or annual basis. The dollar amount of the annuity benefit payments is specified for the entire annuity benefit payment period according to the annuity benefit payment option selected. There is no right to take any total surrenders after the annuitization date.
The amount of the fixed annuity benefit payment depends on:

•	the amount of accumulated value applied to the annuity benefit payment option;

•	the annuity benefit payment option selected; and

•	the age and gender of annuitant (unless the Fixed Period Income benefit payment option is selected).

Annuity benefit payments are determined in accordance with annuity tables and other provisions contained in the Contract. The annuity benefit payment tables contained in this Contract are based on the 1983 Table A Mortality Table. These tables are guaranteed for the life of the Contract. The amount of the initial annuity benefit payment is determined by applying the accumulated value as of the date of the application to the annuity table for the annuitant’s annuity benefit option, gender, and age.
Annuity benefit payments generally are higher for male annuitants than for female annuitants with an otherwise identical Contract. This is because statistically females have longer life expectancies than males. In certain states, this difference may not be taken into consideration in fixing the annuity benefit payment amount. Additionally, Contracts with no gender distinctions are made available for certain employer-sponsored plans because, under most such plans, gender discrimination is prohibited by law.
You may select an annuity benefit payment option by written request only. Your selection of an annuity benefit payment option may not be changed after annuity benefit payments begin. You may change your selection of an annuity benefit payment option (for which no annuity benefit payments have been made) by sending us a written request prior to the annuitization date. We must receive your written request on or before the annuitization date. If you fail to elect an annuity benefit payment option, we will automatically apply:

•	for Contracts with one annuitant – Life Income with annuity benefit payments guaranteed for a period of 10 years.

•	for Contracts with joint annuitants – Joint and Full Survivor Life Income with annuity benefit payments guaranteed for a period of 10 years.

The available annuity benefit payment options include:

•
Fixed Period Income - Level payments are made for a fixed period. You may select a range from 5 to 30 years (state variations may apply). If the annuitant dies before the selected period expires, payments continue to you or the person(s) you designate until the end of the period. Payments stop after all guaranteed payments are made.

•
Life Income - Level payments are made during the annuitant’s lifetime only. NOTE: There is no death benefit value remaining or further payments when the annuitant dies. If you defer the first payment date, it is possible that you would receive no payments if the annuitant dies before the first payment date.

•
Life Income with Period Certain - Level payments continue during the annuitant’s lifetime with a guaranteed payment period of 5 to 30 years. If the annuitant dies before all of the guaranteed payments have been made, the guaranteed payments continue to you or the person(s) you designate until the end of the guaranteed payment period.

•
Joint and Survivor - Payments continue as long as either the annuitant or the joint annuitant is alive. You may also choose an option that lowers the amount of income after the death of a joint annuitant. It is possible that you would only receive one payment under this option if both annuitants die before the second payment is due. If you defer the first payment date, it is possible that you would receive no payments if both annuitants die before the first payment date. NOTE: There is no death benefit value remaining or future payments after both annuitants have died.

20

•
Joint and Survivor with Period Certain - Payments continue as long as either the annuitant or the joint annuitant is alive with a guaranteed payment period of 5 to 30 years. You may choose an option that lowers the amount of income after the death of a joint annuitant. If both annuitants die before all guaranteed payments have been made, the guaranteed payments continue to you or the person(s) you designate until the end of the guaranteed payment period.

•
Joint and Two-thirds Survivor Life Income - Payments continue as long as either the annuitant or the joint annuitant is alive. If either the annuitant or joint annuitant dies, payments continue to the survivor at two-thirds the original amount. Payments stop when both the annuitant and joint annuitant have died. It is possible that only one payment is made under this option if both annuitants die before the second payment is due. If you defer the first payment date, it is possible that you would receive no payments if both annuitants die before the first payment date. NOTE: There is no death benefit value remaining or future payments after both annuitants have died.

Other annuity benefit payment options may be available with our approval.

Supplementary Contract
When you annuitize your Contract’s accumulated value, we issue a supplementary fixed annuity contract that provides an annuity benefit payment based on the amount you have annuitized and the annuity benefit payment option that you have selected. The date of the first annuity benefit payment under the supplementary contract is the effective date of that supplementary contract unless you select a date for the first annuity benefit payment that is later than the supplementary contract effective date. The first annuity benefit payment must be made within one year of the supplementary contract effective date.

Tax Considerations Regarding Annuity Benefit Payment Options
If you own one or more tax qualified annuity contracts, you may avoid tax penalties if payments from at least one of your tax qualified contracts begin no later than April 1 following the calendar year in which you turn age 70 1/2. The required minimum distribution payment must be in equal (or substantially equal) amounts over your life or over the joint lives of you and your designated beneficiary. These required minimum distribution payments must be made at least once a year. Tax penalties may apply at your death on certain excess accumulations. You should confer with your tax advisor about any potential tax penalties before you select an annuity benefit payment option or take other distributions from the Contract.

Additional rules apply to distributions under non-qualified contracts (see Required Distributions for Non-Qualified Contracts).

Death of Annuitant (during the annuity benefit payment period)
If the annuitant dies during the annuity benefit payment period, remaining annuity benefit payments are made to the owner throughout the guarantee period, if any, or for the life of any joint annuitant, if any. If the owner is the annuitant, remaining annuity benefit payments are made to the contingent owner. In all cases the person entitled to receive annuity benefit payments also receives any rights and privileges under the annuity benefit payment option.

21

CHARGES AND DEDUCTIONS

Certain charges are deducted under the Contract. If the charge is not sufficient to cover our costs, we bear the loss. If the expense is more than our costs, the excess is profit to the Company. We expect a profit from all the fees and charges listed below, except the Premium Tax.

In addition to the charges under the Contract, there are also deductions from and expenses paid out of the assets of the underlying mutual funds which are described in the underlying mutual funds’ prospectuses.

Mortality and Expense Risks Charge
We assess each division with a daily charge for mortality and expense risks. The annual rate of the charge is 0.85% of the average daily net assets of the Separate Account. We reserve the right to increase this charge but guarantee that it will not exceed 1.25% per year. This charge is assessed only prior to the annuitization date. This charge is assessed daily when the value of an accumulation unit is calculated.
We have a mortality risk in that we guarantee payment of a death benefit in a single payment or under an annuity benefit payment option. No surrender charge is imposed on a death benefit payment which gives us an additional mortality risk.
The expense risk that we assume is that the actual expenses incurred in issuing and administering the Contract exceed the Contract limits on administrative charges.
If the mortality and expense risks charge is not enough to cover the costs, we bear the loss. If the amount of mortality and expense risks charge deducted is more than our costs, the excess is profit to the Company.

Premium Taxes

We reserve the right to deduct an amount to cover any premium taxes imposed by states or other jurisdictions. Any deduction is made from either a purchase payment when we receive it, or the accumulated value when you request a surrender (total or partial) or it is applied under an annuity benefit payment option. Currently, premium taxes range from zero to 3.5%.

Fixed Account Surrender Charge and Transfer Fee

No sales charge is collected or deducted when purchase payments are applied under the Contract to provide an annuity benefit payment option. A surrender charge is assessed on certain total or partial surrenders from the Fixed Account. The amounts we receive from the surrender charge are used to cover some of the expenses of the sale of the Contract (commissions and other promotional or distribution expenses). If the surrender charge collected is not enough to cover the actual costs of distribution, the costs are paid from the Company’s General Account assets which will include profit, if any, from the mortality and expense risks charge.

The surrender charge for any total or partial surrender is a percentage of the Fixed Account purchase payments surrendered which were received by us during the seven contract years prior to the surrender. The applicable percentage which is applied to the sum of the Fixed Account purchase payments (which includes amounts transferred to the Fixed Account from any of the divisions) paid during each contract year is determined by the following table.

22

The Fixed Account transfer fee is assessed on certain transfers from the Fixed Account to the Separate Account (For contracts sold in Oregon, South Carolina and Texas, the Fixed Account transfer fee is waived).

Table of Fixed Account Surrender Charges and Transfer Fees
Number of completed contract years since each Fixed Account purchase payment* was made	Surrender charge and transfer fee applied to Fixed Account surrenders and transfers beyond Free Transaction Amount
0 (year of purchase payment)	6%
1	6%
2	6%
3	5%
4	4%
5	3%
6	2%
7 and later	0%

*	Includes amounts transferred to Fixed Account from divisions. Each Fixed Account purchase payment begins in year 0 for purposes of calculating the percentage applied to that payment.

For purposes of calculating surrenders and transfers, we assume that surrenders and transfers are made in the following order:*

•	first from Fixed Account purchase payments we received more than seven completed contract years prior to the surrender (or transfer);

•
then from the Fixed Account free transaction amount (first from the Fixed Account’s earnings, then from the oldest Fixed Account purchase payments (first-in, first-out)) described below in FIXED ACCOUNT -Fixed Account Free Transaction Amount; and

•	then from Fixed Account purchase payments we received within the seven completed contract years before the surrender (or transfer) on a first-in, first-out basis.

*	The order for tax reporting purposes is different. You should consult your tax advisor.

Where permitted by state law, we reserve the right to reduce:

•	the surrender charge fee for any amounts surrendered from this Contract; and/or

•	transfer fees on amounts transferred from the Fixed Account to the Separate Account.

These reductions would apply to Contracts that are attributable to a conversion from other products issued by the Company and its subsidiaries and as otherwise permitted by the Investment Company Act of 1940 (as amended).

For Contracts sold in Massachusetts, Oregon, and Texas:

•	There is no transfer fee on purchase payments allocated to the Fixed Account after the 13th contract year.

•	There is no surrender charge on purchase payments allocated to the Fixed Account after the 13th contract year.

Waiver of Fixed Account Surrender Charge
The Fixed Account Surrender Charge will not apply to:

•	amounts applied under an annuity benefit payment option; or

•	payment of death benefit, however, the Surrender Charge does apply to purchase payments made by a surviving spouse after an owner’s death; or

•	amounts distributed to satisfy the minimum distribution requirement of Section 401(a)9 of the Code (applies to qualified Contracts only); or

•	amounts transferred, after the seventh contract year, from the Contract to a single premium immediate annuity issued by the Company; or

•	any amount transferred from a Contract used to fund another annuity contract issued by the Company to the contract owner’s spouse when the distribution is made under a divorce decree.

23

Waiver of Fixed Account Surrender Charge Rider
This Waiver of Fixed Account Surrender Charge rider waives the surrender charge on Fixed Account surrenders made after the first contract anniversary if the original owner or original annuitant has a critical need. This rider is automatically made a part of the Contract at issue. There is no charge for this rider. This rider may not be available in all states and may be subject to additional restrictions. Some rider provisions may vary from state to state. We may withdraw or prospectively restrict the availability of this rider at any time. For more information regarding availability or features of this rider, you may contract your registered representative or call us at 1-800-852-4450.

Waiver of the Fixed Account surrender charge is available for critical need if the following conditions are met:

•	the original owner or original annuitant has a critical need; (NOTE: A change of ownership will terminate this rider; once terminated the rider may not be reinstated.)

•	the critical need did not exist before the contract date.

•	For the purposes of this section, the following definitions apply:

•
critical need - owner’s or annuitant’s confinement to a health care facility, terminal illness diagnosis or total and permanent disability. If the critical need is confinement to a health care facility, the confinement must continue for at least 60 consecutive days after the contract date and the surrender must occur within 90 days of the confinement’s end.

•
health care facility - a licensed hospital or inpatient nursing facility providing daily medical treatment and keeping daily medical records for each patient (not primarily providing just residency or retirement care). This does not include a facility primarily providing drug or alcohol treatment, or a facility owned or operated by the owner, annuitant or a member of their immediate families.

•
terminal illness - sickness or injury that results in the owner’s or annuitant’s life expectancy being 12 months or less from the date notice to receive a distribution from the Contract is received by the Company.

•
total and permanent disability - a disability that occurs after the contract date but before the original owner or annuitant reaches age 65 and qualifies to receive social security disability payments.

The Waiver of Fixed Account Surrender Charge Rider is not available for Contracts sold in Massachusetts.

State variations may apply.

Administration Charge

We reserve the right to assess each division with a daily charge at the annual rate of 0.15% of the average daily net assets of the division. This charge would only be imposed before the annuitization date. This charge would be assessed to help cover administrative expenses. Administrative expenses include the cost of issuing the Contract, clerical, record keeping and bookkeeping services, keeping the required financial and accounting records, communicating with Contract owners and making regulatory filings.

Special Provisions for Group or Sponsored Arrangements

Where permitted by state law, Contracts may be purchased under group or sponsored arrangements as well as on an individual basis.

Group Arrangement – program under which a trustee, employer or similar entity purchases Contracts covering a group of individuals on a group basis.

Sponsored Arrangement – program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Contracts on an individual basis.

24

The charges and deductions described above may be reduced or eliminated for Contracts issued in connection with group or sponsored arrangements. The rules in effect at the time the application is approved will determine if reductions apply. Reductions may include but are not limited to sales of Contracts without, or with reduced, mortality and expense risks charges, administrative charge or surrender charges.

Eligibility for and the amount of these reductions are determined by a number of factors, including the number of individuals in the group, the amount of expected purchase payments, total assets under management for the Contract owner, the relationship among the group’s members, the purpose for which the Contract is being purchased, the expected persistency of the Contract, and any other circumstances which, in our opinion, are rationally related to the expected reduction in expenses. Reductions reflect the reduced sales efforts and administrative costs resulting from these arrangements. We may modify the criteria for and the amount of the reduction in the future. Modifications will not unfairly discriminate against any person, including affected Contract owners and other contract owners with contracts funded by the Separate Account.

FIXED ACCOUNT

This prospectus is intended to serve as a disclosure document only for the Contract as it relates to the Separate Account. It only contains selected information regarding the Fixed Account. More information concerning the Fixed Account is available from the home office or from a registered representative.

You may allocate purchase payments and transfer amounts from the Separate Account to the Fixed Account. Assets in the Fixed Account are held in the General Account of the Company. Because of exemptive and exclusionary provisions, interests in the Fixed Account are not registered under the Securities Act of 1933 and the General Account is not registered as an investment company under the Investment Company Act of 1940. The Fixed Account is not subject to these Acts. The staff of the Commission does not review the prospectus disclosures relating to the Fixed Account. However, these disclosures are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

General Description

Our obligations with respect to the Fixed Account are supported by the Company’s General Account. The General Account is the assets of the Company other than those allocated to any of the Company’s Separate Accounts. Subject to applicable law, the Company has sole discretion over the assets in the General Account.

The Company guarantees that purchase payments allocated to the Fixed Account earn interest at a guaranteed interest rate. In no event will the guaranteed interest rate be less than 3% compounded annually.

Each purchase payment allocated or amount transferred to the Fixed Account earns interest at the guaranteed rate in effect on the date it is received or transferred. This rate applies to each purchase payment or amount transferred through the end of the contract year.

Each contract anniversary, we declare a renewal interest rate that is guaranteed and applies to the Fixed Account value in existence at that time. This rate applies until the end of the contract year. Interest is earned daily and compounded annually at the end of each contract year. Once credited, the interest is guaranteed and becomes part of the accumulated value in the Fixed Account from which deductions for fees and charges may be made.

Fixed Account Accumulated Value
Your Contract’s Fixed Account accumulated value on any valuation date is the sum of:

•	purchase payments allocated to the Fixed Account;

•	plus any transfers to the Fixed Account from the Separate Account;

•	plus interest credited to the Fixed Account;

•	minus any surrenders, surrender charges, or transaction fees allocated to the Fixed Account;

•	minus any transfers (and transfer fees) to the Separate Account.

25

Fixed Account Transfers, Total and Partial Surrenders

Transfers and surrenders from your investment in the Fixed Account are subject to certain limitations. In addition, surrenders and transfers from the Fixed Account may be subject to a charge or fee (see Fixed Account Surrender Charge and Transfer Fee). The total amount you may transfer and/or surrender from the Fixed Account may not exceed your Fixed Account value.

You may transfer amounts from the Fixed Account to the divisions before the annuitization date and as provided below. The transfer is effective on the valuation date following our receiving your instructions. You may transfer amounts by making either a scheduled or unscheduled Fixed Account transfer. You may not make both a scheduled and unscheduled Fixed Account transfer in the same contract year.

Fixed Account Free Transaction Amount
Each contract year, a certain portion of your Fixed Account value may be:

•	withdrawn free of the surrender charge; or

•	transferred to the Separate Account free of the transfer fee.

The surrender charge and transfer fee do not apply to Fixed Account surrenders or transfers (or a combination of surrenders and transfers) which do not exceed the greater of:

•	your Fixed Account’s earnings (Fixed Account value minus unsurrendered/non-transferred Fixed Account purchase payments still subject to a surrender charge or transfer fee); or

•	10% of your total Fixed Account value recalculated as of the later of the contract date or last contract anniversary; or

•
an amount surrendered to satisfy the minimum distribution requirement of Section 401(a)9 of the Code, provided that the amount surrendered does not exceed the minimum distribution amount which would have been calculated based on the value of this Contract alone.

In addition, 10% of Fixed Account purchase payments during the current Contract year may be surrendered without a surrender charge or transferred without a transfer fee.

Any Fixed Account Free Transaction amount not withdrawn or transferred in a contract year is not added to the Fixed Account Free Transaction amount available for any following contract year(s).

Unscheduled Fixed Account Transfer
You may make an unscheduled transfer from the Fixed Account each contract year as follows:

•	The transfer is effective on the valuation date following our receiving your instructions.

•	You must specify the dollar amount or percentage to be transferred.

•	Amounts in excess of the Fixed Account Free Transaction Amount may be subject to a transfer fee.

•	You may transfer up to 100% of your Fixed Account value (without incurring the transfer fee) within 30 days after a contract anniversary if:

•	your Fixed Account value is less than $1,000, or

•
the renewal interest rate for your Fixed Account value for the current contract year is more than one percentage point lower than the weighted average of your Fixed Account interest rates for the preceding contract year.

If you do not meet one of the preceding conditions, transfers from the Fixed Account may be subject to a surrender charge (see Fixed Account Surrender Charge and Transfer Fee).

26

Scheduled Fixed Account Transfer (Dollar Cost Averaging)
You may make scheduled transfers on a periodic basis from the Fixed Account as follows:

•	You may establish scheduled transfers by:

•	mailing your instructions to us;

•	calling us at 1-800-852-4450 (if telephone privileges apply);

•	faxing your instructions to us at 1-866-894-2087; or

•	visiting www.principal.com.

•	Transfers occur on a date you specify (other than the 29th, 30th or 31st of any month).

•	If the selected date is not a valuation date, the transfer is completed on the next valuation date.

•	The minimum transfer amount is $50.

•	Transfers continue until your value in the Fixed Account is zero or we receive your notice to stop them.

•	If you stop the transfers, you may not start them again without our prior approval.

GENERAL PROVISIONS

The Contract

The entire Contract is made up of the Contract, amendments, riders and endorsements and data pages. Only our corporate officers can agree to change or waive any provisions of a Contract. Any change or waiver must be in writing and signed by an officer of the Company.

Delay of Payments

Surrendered amounts are generally disbursed within seven calendar days after we receive your instruction for a surrender in a form acceptable to us. This period may be shorter where required by law. However, payment of any amount upon total or partial surrender, death, annuitization of the accumulated value or the transfer to or from a division may be deferred during any period when the right to sell mutual fund shares is suspended as permitted under provisions of the Investment Company Act of 1940 (as amended).

The right to sell shares may be suspended during any period when:

•	trading on the New York Stock Exchange is restricted as determined by the Commission or when the Exchange is closed for other than weekends and holidays, or

•	an emergency exists, as determined by the Commission, as a result of which:

•	disposal by a mutual fund of securities owned by it is not reasonably practicable;

•	it is not reasonably practicable for a mutual fund to fairly determine the value of its net assets; or

•	the Commission permits suspension for the protection of security holders.

If payments are delayed the transaction will be processed on the first valuation date following the expiration of the permitted delay unless we receive your written instructions to cancel your surrender, annuitization, or transfer. Your written instruction must be received in the home office prior to the expiration of the permitted delay. The transaction will be completed within seven business days thereafter.

In addition, we reserve the right to defer payment of that portion of your accumulated value that is attributable to a purchase payment made by check for a reasonable period of time (not to exceed 15 business days) to allow the check to clear the banking system.

We may also defer payment of surrender proceeds payable out of the Fixed Account for a period of up to six months.

27

Misstatement of Age or Gender

If the age or, where applicable, gender of the annuitant has been misstated, we adjust the income payable under your Contract to reflect the amount that would have been payable at the correct age and gender. If we make any overpayment because of incorrect information about age or gender, or any error or miscalculation, we deduct the overpayment from the next annuity benefit payment or annuity benefit payments due. Underpayments are added to the next annuity benefit payment.

Assignment

If your Contract is part of your qualified plan, IRA, SEP, or Simple-IRA, you may not assign ownership.

You may assign your non-qualified Contract. Each assignment is subject to any payments made or action taken by the Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment. An assignment or pledge of a Contract may have adverse tax consequences.

An assignment must be made in writing and filed with us at the home office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the annuitant and beneficiary, are subject to any assignment on file with us. Any amounts paid to an assignee are treated as a partial surrender and is paid in a single payment lump sum.

The Company may refuse any assignment or transfer at any time on a non-discriminatory basis and may refuse any assignment where it believes such assignment may cause the development of a trading market.

Change of Owner

If your Contract is part of your qualified plan, IRA, SEP, or SIMPLE-IRA, you may not change either the owner or the annuitant.

You may change the owner of your non-qualified Contract at any time. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change. If ownership is changed, the Waiver of Fixed Account Surrender Charge rider is not available.

If an annuitant who is not an owner dies while the Contract is in force, a new annuitant may be named unless the owner is a corporation, trust or other entity.

Change of Annuitant

If an annuitant who is not an owner dies while the Contract is in force, a new annuitant may be named unless the owner is a corporation, trust or other entity. If a new annuitant is not named within 60 days of our receiving notice (including proof) of the original annuitant’s death, you will become the annuitant. If the owner of the contract is not a natural person, the annuitant’s death is treated as the death of the owner.

Change of Beneficiary

Before the annuitization date, you have the right to name a beneficiary. This may be done as part of the application process or by sending us a written request. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us a written request. A joint annuitant may not be named as a beneficiary.

28

Contract Termination

We reserve the right to terminate the Contract and make a single payment (without imposing any charges) to you if your accumulated value at the end of the accumulation period is less than $2,000. Before the Contract is terminated, we will send you a notice to increase the accumulated value to $2,000 within 60 days. Termination of the Contract will not unfairly discriminate against any owner.

Important Information about Customer Identification Procedures

To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.

If concerns arise with verification of your identification, no transactions will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your initial purchase payment, the account(s) will be closed and redeemed in accordance with normal redemption procedures.

Reports

We will mail to you a statement of your current accumulated value, along with any reports required by state law, at least once per year prior to the annuitization date. After the annuitization date, any reports will be mailed to the person receiving the annuity benefit payments.

Quarterly statements will reflect purchase payments and partial surrenders occurring during the quarter as well as the balance of units owned and accumulated values.

RIGHTS RESERVED BY THE COMPANY

We reserve the right to make certain changes if, in our judgment, they best serve the interests of you and the annuitant or are appropriate in carrying out the purpose of the Contract. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases. Examples of the changes the Company may make include:

•	transfer assets in any division to another division or to the Fixed Account;

•	add, combine or eliminate divisions in the Separate Account; or

•	substitute the units of a division for the units of another division:

•	if units of a division are no longer available for investment; or

•	if in our judgment, investment in a division becomes inappropriate considering the purposes of the Separate Account.

29

Frequent Trading and Market-Timing (Abusive Trading Practices)

This Contract is not designed for frequent trading or market timing activity of the divisions. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Contract. The Company does not accommodate market timing.

We consider frequent trading and market timing activities to be abusive trading practices because they:

•	Disrupt the management of the underlying mutual funds by:

•	forcing the fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the fund; and

•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the underlying mutual funds; and

•	Increase expenses of the underlying mutual fund and separate account due to:

•	increased broker-dealer commissions; and

•	increased recordkeeping and related costs.
If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the Contract and cause investors to suffer the harms described.

We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the underlying mutual funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.

If we, or an underlying mutual fund that is a division with the Contract, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:

•	Rejecting transfer instructions from a Contract owner or other person authorized by the owner to direct transfers;

•
Restricting submission of transfer requests by, for example, allowing transfer requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;

•	Limiting the number of unscheduled transfers during a Contract year to no more than 12;

•
Prohibiting you from requesting a transfer among the divisions for a minimum of 30 days where there is evidence of at least one round-trip transaction (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption) by you; and

•	Taking such other action as directed by the underlying mutual fund.

We will support the underlying mutual funds’ right to accept, reject or restrict, without prior written notice, any transfer requests into a fund.

In some instances, a transfer may be completed prior to a determination of abusive trading. In those instances, we will reverse the transfer (within two business days of the transfer) and return the Contract to the investment option holdings it had prior to the transfer. We will give you notice in writing in this instance.

30

PERFORMANCE CALCULATION

The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its divisions. The Contract was not offered prior to April 30, 1999. However, shares of Accounts in which certain divisions of the Separate Account invest were offered prior to that date. The Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its divisions for this Contract as if the Contract had been issued on or after the date the mutual fund in which the division invests was first offered. The hypothetical performance from the date of the inception of the mutual fund in which the division invests is calculated by reducing the actual performance of the underlying mutual fund by the fees and charges of this Contract as if it had been in existence.

Other divisions of the Separate Account were not offered until April 30, 1999. Performance data for these divisions are calculated utilizing standardized performance formulas and shows performance since the inception date of the division.

The yield and total return figures described below vary depending upon market conditions, composition of the underlying mutual fund’s portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance. For further information on how the Separate Account calculates yield and total return figures, see the SAI.

From time to time the Separate Account advertises its Money Market Division’s “yield” and “effective yield” for these Contracts. Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the division refers to the income generated by an investment in the division over a 7-day period (which period is stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The “effective yield” is slightly higher than the “yield” because of the compounding effect of the assumed reinvestment.

The Separate Account also advertises the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable Contract value.

FEDERAL TAX MATTERS
The following description is a general summary of the tax rules, primarily related to federal income taxes, which in our opinion are currently in effect. These rules are based on laws, regulations and interpretations which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a qualified tax adviser about the tax implications of taking action under a Contract or related retirement plan.

Non-Qualified Contracts
Section 72 of the Internal Revenue Code governs the income taxation of annuities in general.

•	Purchase payments made under non-qualified Contracts are not excludable or deductible from your gross income or any other person’s gross income.

•
An increase in the accumulated value of a non-qualified Contract owned by a natural person resulting from the investment performance of the Separate Account or interest credited to the DCA Plus Accounts and the Fixed Account is generally not taxable until paid out as surrender proceeds, death benefit proceeds, or otherwise.

•	Generally, owners who are not natural persons are immediately taxed on any increase in the accumulated value.

31

The following discussion applies generally to Contracts owned by natural persons.

•	Surrenders or partial surrenders are taxed as ordinary income to the extent of the accumulated income or gain under the Contract.

•	The value of the Contract pledged or assigned is taxed as ordinary income to the same extent as a partial surrender.

•	Annuity benefit payments:

•	The “investment in the contract” is generally the total of the purchase payments made.

•
The basic rule for taxing annuity benefit payments is that part of each annuity benefit payment is considered a nontaxable return of the investment in the contract and part is considered taxable income. An “exclusion ratio” is applied to each annuity benefit payment to determine how much of the payment is excludable from gross income. The remainder of the annuity benefit payment is includable in gross income for the year received.

•	After the purchase payment(s) in the Contract is paid out, the full amount of any annuity benefit payment is taxable.
For purposes of determining the amount of taxable income resulting from distributions, all Contracts and other annuity contracts issued by us or our affiliates to the same owner within the same calendar year are treated as if they are a single contract.

Transfer of ownership may have tax consequences to the owner. Please consult with your tax advisor before changing ownership of your Contract.

Required Distributions for Non-Qualified Contracts

In order for a non-qualified Contract to be treated as an annuity contract for federal income tax purposes, the Internal Revenue Code requires:

•
If the person receiving payments dies on or after the annuitization date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of the interest is distributed at least as rapidly as under the method of distribution being used as of the date of that person’s death.

•	If you die prior to the annuitization date, the entire interest in the Contract will be distributed:

•	within five years after the date of your death; or

•
as annuity benefit payments which begin within one year of your death and which are made over the life of your designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary.

•	If you take a distribution from the Contract before you are 59 1/2, you may incur an income tax penalty.

Generally, unless the beneficiary elects otherwise, the above requirements are satisfied prior to the annuitization date by paying the death benefit in a single payment, subject to proof of your death. The beneficiary may elect, by written request, to receive an annuity benefit payment option instead of a single payment.

If your designated beneficiary is your surviving spouse, the Contract may be continued with your spouse deemed to be the new owner for purposes of the Internal Revenue Code. Where the owner or other person receiving payments is not a natural person, the required distributions provided for in the Internal Revenue Code apply upon the death of the annuitant.

IRA, SEP, and SIMPLE-IRA

The Contract may be used to fund IRAs, SEPs, and SIMPLE-IRAs.

•	IRA – An Individual Retirement Annuity (IRA) is a retirement savings annuity. Contributions grow tax deferred.

•	SEP-IRA – A SEP is a form of IRA. A SEP allows you, as an employer, to provide retirement benefits for your employees by contributing to their IRAs.

•
SIMPLE-IRA – SIMPLE stands for Savings Incentive Match Plan for Employers. A SIMPLE-IRA allows employees to save for retirement by deferring salary on a pre-tax basis and receiving predetermined company contributions.

32

The tax rules applicable to owners, annuitants and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, purchase payments made under a retirement program recognized under the Internal Revenue Code are excluded from the participant’s gross income for tax purposes prior to the annuity benefit payment date (subject to applicable state law). The portion, if any, of any purchase payment made that is not excluded from their gross income is their investment in the Contract. Aggregate deferrals under all plans at the employee’s option may be subject to limitations.

Medicare Tax Change for 2013

Beginning in 2013, the Medicare tax will rise from 2.9% to 3.8% on unearned income for higher tax bracket individuals.

As part of the Health Care and Reconciliation Act of 2010, the new tax increase will apply to individuals with an Adjustable Gross Income over $200,000 (single filers) or $250,000 for married couples filing jointly. The tax applies to income from interest, dividends, annuities, royalties and rents not obtained by normal trade of business.

Income from annuities that are part of a qualified retirement plan (as described in the following section) are not treated as investment income for the purpose of this new tax and thus are not subject to the new 3.8% rate.

Tax-qualified retirement arrangements, such as IRAs, SEPs, and SIMPLE-IRAs, are tax-deferred. You derive no additional benefit from the tax deferral feature of the annuity. Consequently, an annuity should be used to fund an IRA, or other tax qualified retirement arrangement to benefit from the annuity’s features other than tax deferral. These features may include guaranteed lifetime income, death benefits without surrender charges, guaranteed caps on fees, and the ability to transfer among investment options without sales or withdrawal charges.

The tax implications of these plans are further discussed in the SAI under the heading Taxation Under Certain Retirement Plans. Check with your tax advisor for the rules which apply to your specific situation.

With respect to IRAs, IRA rollovers and SIMPLE-IRAs there is a 10% penalty under the Internal Revenue Code on the taxable portion of a “premature distribution.” The tax is increased to 25% in the case of distributions from SIMPLE-IRAs during the first two years of participation. Generally, an amount is a “premature distribution” unless the distribution is:

•	made on or after you reach age 59 1/2;

•	made to a beneficiary on or after your death;

•	made upon your disability;

•	part of a series of substantially equal periodic payments for the life or life expectancy of you or you and the beneficiary;

•	made to pay certain medical expenses;

•	for health insurance premiums while employed;

•	for first home purchases (up to $10,000);

•	for qualified higher education expenses;

•	for qualified disaster tax relief distributions (up to $100,000);

•	for qualified reservist distributions;

•	for amounts levied by the IRS directly against your IRA;

•	for earnings associated with refunds of excess IRA contributions paid prior to your tax filing deadline;

•	for Roth IRA conversions (assuming the conversion remains in the Roth IRA for 5 years); or

•	for transfer of IRA incident to divorce.

For more information regarding premature distributions, please reference IRS Publication 590 and consult your tax advisor.

33

Rollover IRAs
If you receive a lump-sum distribution from a qualified retirement plan, tax-sheltered annuity or governmental 457(b) plan, you may maintain the tax-deferred status of the distribution by rolling it over into an eligible retirement plan or IRA. You can accomplish this by electing a direct rollover from the plan, or you can receive the distribution and roll it over into an eligible retirement plan or IRA within 60 days. However, if you do not elect a direct rollover from the plan, the plan is required to withhold 20% of the distribution. This amount is sent to the IRS as income tax withholding to be credited against your taxes. Amounts received prior to age 59 1/2 and not rolled over may be subject to an additional 10% excise tax. You may roll over amounts from a qualified plan directly to a Roth IRA. As part of this rollover, previously taxed deferred funds from the qualified plan are converted to after-tax funds under a Roth IRA. Generally, the entire rollover is taxable (unless it includes after-tax dollars) and is included in gross income in the year of the rollover/ conversion. For more information, please see your tax advisor.

When considering all the IRA accounts you own in the aggregate, you may be limited to executing just one IRA-to-IRA indirect rollover per twelve month period. For more information, please see your tax advisor.

Required Minimum Distributions for IRAs
The Required Minimum Distribution (RMD) regulations dictate when individuals must start taking payments from their IRA. Generally speaking, RMDs for IRAs must begin no later than April 1 following the close of the calendar year in which you turn 70 1/2. Thereafter, the RMD is required no later than December 31 of each calendar year.

The RMD rules apply to traditional IRAs, as well as SEP-IRA’s and SIMPLE-IRAs, during the lifetime and after the death of IRA owners. They do not, however, apply to Roth IRAs during the lifetime of the Roth IRA owner. If an individual owns more than one IRA, the RMD amount must be determined for each, but the actual distribution can be satisfied from a combination of one or more of the owner’s IRAs.

Failure to comply with the RMD rules can result in an excise tax penalty.

Roth IRAs
The Contract may be purchased to fund a Roth IRA. Contributions to a Roth IRA are not deductible from taxable income. Subject to certain limitations, a traditional IRA, SIMPLE-IRA or SEP may be converted into a Roth IRA or a distribution from such an arrangement may be rolled over to a Roth IRA. However, a conversion or a rollover to a Roth IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a Roth IRA are tax-free. For more information, please contact your tax advisor.

Withholding
Annuity benefit payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Notwithstanding the recipient’s election, withholding may be required on payments delivered outside the United States. Moreover, special “backup withholding” rules may require us to disregard the recipient’s election if the recipient fails to supply us with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies us that the TIN provided by the recipient is incorrect.

Mutual Fund Diversification
The United States Treasury Department has adopted regulations under Section 817(h) of the Code which establish standards of diversification for the investments underlying the Contracts. Under this Code Section, Separate Account investments must be adequately diversified in order for the increase in the value of non-qualified Contracts to receive tax-deferred treatment. In order to be adequately diversified, the portfolio of each underlying mutual fund must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Failure of a mutual fund to meet the diversification requirements could result in tax liability to non-qualified Contract holders.

34

The investment opportunities of the mutual funds could conceivably be limited by adhering to the above diversification requirements. This would affect all owners, including owners of Contracts for whom diversification is not a requirement for tax-deferred treatment.

STATE REGULATION

The Company is subject to the laws of the State of Iowa governing insurance companies and to regulation by the Insurance Department of the State of Iowa. An annual statement in a prescribed form must be filed by March 1 in each year covering our operations for the preceding year and our financial condition on December 31 of the prior year. Our books and assets are subject to examination by the Commissioner of Insurance of the State of Iowa, or the Commissioner’s representatives, at all times. A full examination of our operations is conducted periodically by the National Association of Insurance Commissioners. Iowa law and regulations also prescribe permissible investments, but this does not involve supervision of the investment management or policy of the Company.

In addition, we are subject to the insurance laws and regulations of other states and jurisdictions where we are licensed to operate. Generally, the insurance departments of these states and jurisdictions apply the laws of the state of domicile in determining the field of permissible investments.

GENERAL INFORMATION

Reservation Rights

The Company reserves the right to:

•	increase the minimum amount for each purchase payment to not more than $1,000; and

•
terminate a Contract and distribute the accumulated value if no purchase payments are made during two consecutive calendar years and the accumulated value (or total purchase payments less partial surrenders and applicable surrender charges and transfer fees) is less than $2,000. The Company will first notify you of its intent to exercise this right and give you 60 days to increase the accumulated value to at least $2,000.

Legal Opinions

Legal matters applicable to the issue and sale of the Contracts, including our right to issue Contracts under Iowa Insurance Law, have been passed upon by Karen Shaff, Executive Vice President, General Counsel and Secretary.

Legal Proceedings

There are no legal proceedings pending to which Separate Account B is a party or which would materially affect Separate Account B.

Other Variable Annuity Contracts
The Company currently offers other variable annuity contracts that participate in Separate Account B. In the future, we may designate additional group or individual variable annuity contracts as participating in Separate Account B.
Householding
To avoid sending duplicate copies of materials to owners, only one copy of the prospectus and annual and semi-annual reports for the funds will be mailed to owners having the same name and address on our records. The consolidation of these mailings, called householding, benefits us through reduced mailing expense. If you want to receive multiple copies of these materials, you may call us at 1-800-852-4450. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after we receive your request to stop householding.

35

Payments to Financial Intermediaries

The Company pays compensation to broker-dealers, financial institutions, and other parties (“Financial Intermediaries”) for the sale of the Contract according to schedules in the sales agreements and other agreements reached between the Company and the Financial Intermediaries. Such compensation generally consists of commissions on purchase payments made on the Contract. The Company and/or its affiliates may also pay other amounts (“Additional Payments”) that include, but are not limited to, marketing allowances, expense reimbursements, and educational payments. These Additional Payments are designed to provide incentives for the sale of the Contracts as well as other products sold by the Company and may influence the Financial intermediary or its registered representative to recommend the purchase of this Contract over competing annuity contracts or other investment options. You may ask your registered representative about these differing and divergent interests, how your registered representative is personally compensated, and how your sales representative’s broker-dealer is compensated for soliciting applications for the Contract.

Service Arrangements and Compensation

The Company has entered into agreements with the distributors, advisers, and/or the affiliates of some of the mutual funds underlying the Contract and receives compensation for providing certain services including, but not limited to, distribution and operational support services, to the underlying mutual fund. Fees for these services are paid periodically (typically, quarterly or monthly) based on the average daily net asset value of shares of each fund held by the Separate Account and purchased at the Contract owners’ instructions. Because the Company receives such fees, it may be subject to competing interests in making these funds available as investment options under the Contract. The Company takes into consideration the anticipated payments from underlying mutual funds when it determines the charges assessed under the Contract. Without these payments, charges under the Contract are expected to be higher.

Independent Registered Public Accounting Firm

The financial statements of Principal Life Insurance Company Separate Account B and the consolidated financial statements of Principal Life Insurance Company are included in the SAI. Those statements have been audited by Ernst and Young LLP, independent registered public accounting firm, 801 Grand Avenue, Des Moines, Iowa 50309, for the periods indicated in their reports which also appear in the SAI.

FINANCIAL STATEMENTS

The financial statements of the Principal Life Insurance Company which are included in the SAI should be considered only as they relate to our ability to meet our obligations under the Contract. They do not relate to investment performance of the assets held in the Separate Account.

36

TABLE OF SEPARATE ACCOUNT DIVISIONS

The following is a brief summary of the investment objectives of each division. There is no guarantee that the objectives will be met.

American Century VP Income & Growth Division

Invests in:	American Century VP Income & Growth Fund – Class I
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks capital growth by investing in common stocks. Income is a secondary objective.

Bond & Mortgage Securities Division

Invests in:	Principal Variable Contracts Funds Bond & Mortgage Securities Account – Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks to provide current income.

Diversified International Division

Invests in:	Principal Variable Contracts Funds Diversified International Account – Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

Government & High Quality Bond Division

Invests in:	Principal Variable Contracts Funds Government & High Quality Bond Account – Class 1
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek a high level of current income consistent with safety and liquidity.

LargeCap Growth I Division

Invests in:	Principal Variable Contracts Funds LargeCap Growth Account I – Class 1
Investment Advisor:	T. Rowe Price Associates and Brown Advisory, LLC through a Sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

37

LargeCap S&P 500 Index Division

Invests in:	Principal Variable Contracts Funds LargeCap S&P 500 Index Account – Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

LargeCap Value Division

Invests in:	Principal Variable Contracts Funds LargeCap Value Account – Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

MidCap Division (no longer available to new investors with an application signature dated on or after 08/16/2013)

Invests in:	Principal Variable Contracts Funds MidCap Account – Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

Money Market Division

Invests in:	Principal Variable Contracts Funds Money Market Account – Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

Short-Term Income Division

Invests in:	Principal Variable Contracts Funds Short-Term Income Account – Class 1
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.

38

SmallCap Blend Division

Invests in:	Principal Variable Contracts Funds SmallCap Blend Account – Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

SmallCap Growth II Division

Invests in:	Principal Variable Contracts Funds SmallCap Growth Account II – Class 1
Investment Advisor:	Emerald Advisers, Inc. through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

Templeton Growth Securities Division (division name will change to Templeton Growth VIP Division effective 05/17/2014)

Invests in:	Franklin Templeton VIP Trust – Templeton Growth Securities Fund – Class 2
Investment Advisor:	Templeton Global Advisors Limited
Investment Objective:	seeks long-term capital growth.

39

Registration Statement

This prospectus (Part A of the registration statement) omits some information contained in the SAI (Part B of the registration statement) and Part C of the registration statement which the Company has filed with the SEC. The SAI is hereby Incorporated by reference into this prospectus. You may request a free copy of the SAI by contacting your registered representative or calling us at 1-800-852-4450.

Information about the Contract (Including the SAI and Part C of the registration statement) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission as 202-942-8090. Reports and other information about the Contract are available on the Commission’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 100 F Street NE, Washington, D.C. 20549-0102.

The registration number for the Contract is 333-63401.

Customer Inquiries
Your questions should be directed to: Principal Freedom Variable Annuity, Principal Financial Group, P.O. Box 9382, Des Moines, Iowa 50306-9382, 1-800-852-4450.

TABLE OF CONTENTS OF THE SAI

The table of contents for the Statement of Additional Information is provided below.

Page
GENERAL INFORMATION AND HISTORY	3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	3
PRINCIPAL UNDERWRITER	3
CALCULATION OF PERFORMANCE DATA	3
TAXATION UNDER CERTAIN RETIREMENT PLANS	4
Principal Life Insurance Company Separate Account B
Report of Independent Registered Public Accounting Firm	7
Financial Statements	8
Principal Life Insurance Company
Report of Independent Registered Public Accounting Firm	137
Financial Statements	138

To obtain a copy of the Statement of Additional Information, free of charge, write or telephone:

Princor Financial Services Corporation
a company of
the Principal Financial Group
Des Moines, IA 50392-2080
Telephone: 1-800-852-4450

40

CONDENSED FINANCIAL INFORMATION
Financial statements are included in the Statement of Additional Information. Following are unit values for the Contract for the periods ended December 31.

	Accumulation Unit Value
Division	Beginning of Period	End of Period	Percentage Change from Prior Period	Number of Accumulation Units Outstanding End of Period (in thousands)
American Century VP Income & Growth
2013	$12.265	$16.517	34.67%	195
2012	10.780	12.265	13.77	227
2011	10.544	10.780	2.24	249
2010	9.316	10.544	13.18	293
2009	7.956	9.316	17.09	340
2008	12.267	7.956	-35.14	399
2007	12.380	12.267	-0.91	517
2006	10.663	12.380	16.10	579
2005	10.278	10.663	3.75	567
2004	9.174	10.278	12.03	517
Bond & Mortgage Securities
2013	17.440	17.144	-1.70	357
2012	16.356	17.440	6.63	402
2011	15.405	16.356	6.17	436
2010	13.915	15.405	10.71	479
2009	11.606	13.915	19.89	549
2008	14.114	11.606	-17.77	684
2007	13.766	14.114	2.53	957
2006	13.267	13.766	3.76	1,099
2005	13.053	13.267	1.64	1078
2004	12.541	13.053	4.08	953
Diversified International
2013	14.926	17.579	17.77	156
2012	12.710	14.926	17.43	202
2011	14.384	12.710	-11.64	229
2010	12.759	14.384	12.74	263
2009	9.985	12.759	27.78	333
2008	18.724	9.985	-46.67	382
2007	16.267	18.724	15.10	495
2006	12.820	16.267	26.89	575
2005	10.445	12.820	22.74	464
2004	8.703	10.445	20.02	324
Government & High Quality Bond
2013	12.143	11.916	-1.87	254
2012	11.786	12.143	3.03	286
2011	11.189	11.786	5.33	316
2010	10.661	11.189	4.95	332
2009	10.099	10.661	5.56	12
2008(1)	10.000	10.099	0.99	‑

41

	Accumulation Unit Value
Division	Beginning of Period	End of Period	Percentage Change from Prior Period	Number of Accumulation Units Outstanding End of Period (in thousands)
LargeCap Growth I
2013	$12.242	$16.525	34.99%	113
2012	10.610	12.242	15.38	125
2011	10.735	10.610	-1.17	141
2010	9.052	10.735	18.59	169
2009	5.978	9.052	51.42	184
2008	10.151	5.978	-41.11	197
2007(2)	10.000	10.151	1.51	‑
LargeCap S&P 500 Index
2013	11.661	15.268	30.93	564
2012	10.183	11.661	14.52	639
2011	10.095	10.183	0.87	762
2010	8.878	10.095	13.71	883
2009	7.089	8.878	25.24	1,017
2008	11.366	7.089	-37.63	1,217
2007	10.903	11.366	4.25	1,603
2006	9.514	10.903	14.60	1,844
2005	9.184	9.514	3.59	1,862
2004	8.391	9.184	9.45	1,780
LargeCap Value
2013	11.999	15.565	29.72	204
2012	10.206	11.999	17.57	200
2011	10.173	10.206	0.32	243
2010	8.994	10.173	13.11	283
2009	7.799	8.994	15.32	338
2008	12.132	7.799	-35.72	388
2007	12.248	12.132	-0.95	546
2006	10.298	12.248	18.94	652
2005	9.724	10.298	5.90	572
2004	8.728	9.724	11.41	487
MidCap
2013	29.885	39.686	32.80	247
2012	25.235	29.885	18.43	296
2011	23.502	25.235	7.38	341
2010	19.099	23.502	23.05	394
2009	14.400	19.099	32.63	180
2008	21.980	14.400	-34.49	203
2007	20.255	21.980	8.52	271
2006	17.883	20.255	13.26	322
2005	16.515	17.883	8.28	344
2004	14.144	16.515	16.76	287

42

	Accumulation Unit Value
Division	Beginning of Period	End of Period	Percentage Change from Prior Period	Number of Accumulation Units Outstanding End of Period (in thousands)
Money Market
2013	$12.098	$11.996	-0.84%	189
2012	12.202	12.098	-0.85	232
2011	12.306	12.202	-0.85	250
2010	12.411	12.306	-0.84	295
2009	12.489	12.411	-0.62	351
2008	12.279	12.489	1.71	565
2007	11.807	12.279	4.00	478
2006	11.381	11.807	3.74	526
2005	11.180	11.381	1.80	502
2004	11.173	11.180	0.06	538
2003	11.187	11.173	-0.13	496
Short-Term Income
2013	11.774	11.807	0.28	159
2012	11.310	11.774	4.11	180
2011	11.252	11.310	0.51	191
2010	10.891	11.252	3.32	217
2009	9.991	10.891	9.01	9
2008(1)	10.000	9.991	-0.09	‑
SmallCap Blend
2013	17.724	25.976	46.56	133
2012	15.584	17.724	13.73	152
2011	15.952	15.584	-2.31	174
2010	12.947	15.952	23.21	193
2009	10.687	12.947	21.15	229
2008	17.037	10.687	-37.27	257
2007	16.905	17.037	0.78	341
2006	15.127	16.905	11.75	402
2005	14.253	15.127	6.13	427
2004	11.996	14.253	18.81	339
SmallCap Growth II
2013	10.547	15.417	46.17	61
2012	9.147	10.547	15.31	68
2011	9.648	9.147	-5.20	84
2010	7.666	9.648	25.86	89
2009	5.869	7.666	30.62	105
2008	10.058	5.869	-41.65	116
2007	9.661	10.058	4.11	140
2006	8.941	9.661	8.05	160
2005	8.454	8.941	5.76	161
2004	7.664	8.454	10.31	173

43

	Accumulation Unit Value
Division	Beginning of Period	End of Period	Percentage Change from Prior Period	Number of Accumulation Units Outstanding End of Period (in thousands)
Templeton Growth VIP
2013	$16.898	$21.939	29.83%	49
2012	14.052	16.898	20.25	61
2011	15.235	14.052	-7.76	69
2010	14.307	15.235	6.48	79
2009	11.006	14.307	29.99	92
2008	19.245	11.006	-42.81	105
2007	18.965	19.245	1.48	138
2006	15.702	18.965	20.78	160
2005	14.547	15.702	7.94	146
2004	12.645	14.547	15.04	127

(1) Commenced Operations on November 24, 2008
(2) Commenced Operations on April 30, 2007

44

PART B

PRINCIPAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B

PRINCIPAL FREEDOMSM VARIABLE ANNUITY CONTRACT

Statement of Additional Information

dated May 1, 2014

The Statement of Additional Information provides information about the Principal Freedom Variable Annuity sponsored by Principal Life Insurance Company.

This Statement of Additional Information is not a prospectus but does provide information that supplements the Contract’s Prospectus dated May 1, 2014 . It should be read with that Prospectus which is available without charge. To request a copy of the Prospectus, please contact us at:

Principal FreedomSM Variable Annuity
Principal Financial Group
P.O. Box 9382
Des Moines, Iowa 50306-9382
Telephone: 1-800-852-4450

Page
GENERAL INFORMATION AND HISTORY	3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	3
PRINCIPAL UNDERWRITER	3
CALCULATION OF PERFORMANCE DATA	3
TAXATION UNDER CERTAIN RETIREMENT PLANS	4
Principal Life Insurance Company Separate Account B
Report of Independent Registered Public Accounting Firm	7
Financial Statements	8
Principal Life Insurance Company
Report of Independent Registered Public Accounting Firm	137
Financial Statements	138

GENERAL INFORMATION AND HISTORY

Principal Life Insurance Company (the “Company”) is the issuer of the Principal Freedom Variable Annuity (the “Contract”) and serves as custodian of its assets. The Company is a stock life insurance company with authority to transact life and annuity business in all states of the United States and the District of Columbia. The Company’s home office is located at: Principal Financial Group, Des Moines, Iowa 50392. The Company is a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a wholly owned direct subsidiary of Principal Financial Group, Inc., a publicly-traded company.

On June 24,1879, the Company was incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. The Company became a legal reserve life insurance company and changed its name to Bankers Life Company in 1911. In 1986, the Company changed its name to Principal Mutual Life Insurance Company. In 1998, the Company became Principal Life Insurance Company, a subsidiary stock life insurance company of Principal Mutual Holding Company, as part of a reorganization into a mutual insurance holding company structure. In 2001, Principal Mutual Holding Company converted to a stock company through a process called demutualization, resulting in the current organizational structure.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, serves as the independent registered public accounting firm for Principal Life Insurance Company Separate Account B and the Principal Life Insurance Company.
PRINCIPAL UNDERWRITER

The principal underwriter of the Contract is Princor Financial Services Corporation (“Princor”) which is a wholly owned subsidiary of Principal Financial Services, Inc. and an affiliate of the Company. The address of Princor is the Principal Financial Group, 655 9th Street, Des Moines, Iowa 50392. Princor was incorporated in Iowa in 1968 and is a securities broker-dealer registered with the Securities Exchange Commission as well as a member of the FINRA. The Contracts may also be sold through other broker-dealers authorized by Princor and applicable law to do so. Registered representatives of such broker-dealers may be paid on a different basis than described below.

The Contract’s offering to the public is non-continuous. As the principal underwriter, Princor is paid for the distribution of the Contract. For the last three fiscal years Princor has received and retained the following commissions:

2013 received/retained	2012 received/retained	2011 received/retained
$8,883/$0	$1,089/$0	$968/$0

CALCULATION OF PERFORMANCE DATA
The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its divisions.
The Contract was not offered prior to April 30, 1999. Certain of the underlying funds were offered prior to the date the Contract was available. The Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its divisions for this Contract as if the Contract had been issued on or after the date the mutual fund in which such division invests was first offered. The hypothetical performance from the date of the inception of the underlying mutual fund is derived by reducing the actual performance of the underlying mutual fund by the fees and charges of the Contract as if it had been in existence.
The yield and total return figures described below vary depending upon market conditions, the composition of the underlying mutual fund’s portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents historical performance and is not intended to indicate future performance.

From time to time the Account advertises its Money Market division’s “yield” and “effective yield” for the Contract. Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the division refers to the income generated by an investment under the contract in the division over a seven-day period (the period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The “effective yield” is slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects a sales load deducted from purchase payments which, if included, would reduce the “yield” and “effective yield. For the period ended December 31, 2013, the 7-day annualized and effective yields were -0.85% and -0.85%, respectively.
In addition, the Separate Account advertises the “yield” for certain other divisions for the Contract. The “yield” of a division is determined by annualizing the net investment income per unit for a specific, historical 30-day period and dividing the result by the ending maximum offering price of the unit for the same period. This yield quotation does not reflect a contingent deferred sales charge which, if included, would reduce the “yield.” No contingent deferred sales charge is assessed on investments in the Separate Account divisions of the Contract.
The Separate Account also advertises the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable contract value.
Following are the hypothetical average annual total returns for the period ended December 31, 2013 assuming the Contract had been offered as of the effective dates of the underlying mutual funds in which the divisions invest:

Division	Effective Date	One Year	Five Years	Ten Years
American Century VP Income & Growth	October 31, 1997	34.67%	15.73%	6.06%
Bond & Mortgage Securities	December 18, 1987	-1.70%	8.11%	3.18%
Diversified International	May 2, 1994	17.78%	11.98%	7.28%
Government & High Quality Bond	May 6, 1993	-1.86%	3.37%	3.21%
LargeCap Growth I	June 1, 1994	34.99%	22.55%	7.59%
LargeCap S&P 500 Index	May 3, 1999	30.93%	16.58%	6.17%
LargeCap Value	May 13, 1970	29.72%	14.82%	5.96%
MidCap	December 18, 1987	32.79%	22.48%	10.87%
Money Market	March 18, 1983	-0.85%	-0.80%	0.71%
Short-Term Income	January 12, 1994	0.28%	3.40%	2.29%
SmallCap Blend	May 1, 1998	46.56%	19.44%	8.03%
SmallCap Growth II	May 1, 1998	46.18%	21.31%	7.24%
Templeton Growth VIP	August 24, 1988	29.83%	14.79%	5.66%

TAXATION UNDER CERTAIN RETIREMENT PLANS
Individual Retirement Annuities
Contributions. Individuals may make contributions for individual retirement annuity (IRA) contracts. Individuals may make deductible contributions (for any year) up to the lesser of the amount shown in the chart or 100% of compensation.
Individuals age 50 or over are also permitted to make additional “catch-up” contributions. The additional contribution is $1,000 in 2013 and 2014.
Such individuals may establish a traditional IRA for a non-working spouse. The annual contribution for both spouses’ contracts cannot exceed the lesser of the amount shown in the chart or 100% of the working spouse’s compensation. No more than the individual IRA limit may be contributed to either spouse’s IRA for any year.

IRA- Maximum Annual Contribution
Year	Individual IRA	Individual IRA + Spousal IRA
2013	$5,500	$11,000
2014	$5,500	$11,000
For succeeding years, limits are indexed to inflation.

Contributions may be tax deductible. If an individual and his/her spouse do not participate in a qualified retirement plan, the contributions to an IRA are fully tax deductible regardless of income. If an individual is an active participant in a qualified retirement plan, his/her ability to deduct the contributions depends upon his/her income level.
For individuals who are not active participants but whose spouses are, deductibility of traditional IRA contributions is phased out if the couple files a joint return and the Adjusted Gross Income is between $181,000 and $191,000 in 2014.

Deductibility of Traditional IRA Contributions for Active Participants
Married Individuals (Filing Jointly)			Single Individual
Year	Limited Deduction	No Deduction	Year	Limited Deduction	No Deduction
2013	$95,000	$115,000	2013	$59,000	$69,000
2014	$96,000	$116,000	2014	$60,000	$70,000

An individual may make non-deductible IRA contributions to the extent of the excess of:
1)    The lesser of maximum annual contribution or 100% of compensation, over
2)    The IRA deductible contributions made with respect to the individual.
An individual may not make any contribution to his/her own IRA for the year in which he/she reaches age 70½ or for any year thereafter.
Taxation of Distributions. Distributions from IRA Contracts are taxed as ordinary income to the recipient, although special rules exist for the tax-free return of non-deductible contributions. In addition, taxable distributions received under an IRA Contract prior to age 59½ are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are exempted from this penalty tax, including distributions following the owner’s death or disability if the distribution is paid as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s designated Beneficiary; distributions to pay medical expenses; distributions for certain unemployment expenses; distributions for first home purchases (up to $10,000) and distributions for higher education expenses and distributions for certain natural disaster victims.
Required Distributions. Generally, distributions from IRA Contracts must commence not later than April 1 of the calendar year following the calendar year in which the owner attains age 70½, and such distributions must be made over a period that does not exceed the uniform life distribution period established by the IRS. A penalty tax of 50% may be imposed on any amount by which the minimum required distribution in any year exceeded the amount actually distributed in that year. In addition, in the event that the owner dies before his or her entire interest in the Contract has been distributed, the owner’s entire interest must be distributed in accordance with rules similar to those applicable upon the death of the Contract Owner in the case of a non-qualified Contract, as described in the Prospectus.
Tax-Free Rollovers. The Internal Revenue Code (the “Code”) permits the funds to be transferred in a tax-free rollover from a qualified retirement plan, tax-deferred annuity plan, or governmental 457(b) plan to an IRA Contract if certain conditions are met, and if the rollover of assets is completed within 60 days after the distribution from the qualified plan is received. A direct rollover of funds may avoid a 20% federal tax withholding generally applicable to qualified plans, tax-deferred annuity plan, or governmental 457(b) plan distributions. In addition, not more frequently than once every twelve months, an individual may execute one tax-free rollover from one IRA to another, subject to the 60-day limitation and other requirements. The once-per-year limitation on rollovers does not apply to direct transfers of funds between IRA custodians or trustees.
Simplified Employee Pension (SEP) Plans and Salary Reduction Simplified Employee Pension (SAR/SEP) Plans
Contributions. Under Section 408(k) of the Code, employers may establish a type of IRA plan referred to as a simplified employee pension plan (SEP). Employer contributions to a SEP cannot exceed the lesser of 25% of compensation or $52,000 for 2014.
Employees of certain small employers may have contributions made to the salary reduction simplified employee pension plan (SAR/SEP) on their behalf on a salary reduction basis. The amount that an employee chooses to defer and contribute to the SAR/SEP is referred to as an elective deferral.

These elective deferrals are subject to the same cap as elective deferrals to IRC Section 401(k) plans; refer to the table below. In addition to the elective deferrals, SAR/SEP may permit additional elective deferrals by individuals age 50 or over, referred to as “catch-up contributions.”
No new SAR/SEPs are permitted after 1996 for any employer, but those in effect prior to 1997 may continue to operate, receive contributions, and add new employees.
Employees of tax-exempt organizations and state and local government agencies are not eligible for SAR/SEPs.

Salary Reduction Simplified Employee Pension Plan (SAR/SEP)
Year	Elective Deferral	Catch-up Contribution
2013	$17,500	$5,500
2014	$17,500	$5,500
Taxation of Distributions. Generally, distribution payments from SEPs and SAR/SEPs are subject to the same distribution rules described above for IRAs.
Required Distributions. SEPs and SAR/SEPs are subject to the same minimum required distribution rules described above for IRAs.
Tax-Free Rollovers. Generally, rollovers and direct transfers may be made to and from SEPs and SAR/SEPs in the same manner as described above for IRAs, subject to the same conditions and limitations.
Savings Incentive Match Plans for Employees (SIMPLE IRA)
Contributions. Under Section 408(p) of the Code, employers may establish a type of IRA plan known as a SIMPLE IRA. Employees may have contributions made to the SIMPLE IRA on a salary reduction basis. The amount that an employee chooses to defer and contribute to the SIMPLE IRA is referred to as an elective deferral.
These elective deferrals cannot exceed the amounts shown in the chart. In addition to the elective deferrals, SIMPLE IRA may permit additional elective deferrals by individuals age 50 or over, referred to as “catch-up contributions”.
Elective contribution amounts made under the salary reduction portions (i.e., those subject to the $12,000 limit in 2014)  of a SIMPLE IRA plan are counted in the overall limit on elective deferrals by any individual. For example, an individual under age 50 who defers the maximum of $12,000 to a SIMPLE IRA of one employer and also participates in a 401(k) plan of another employer, would be limited to an elective deferral of $5,500 in 2014 ($17,500  – $12,000) to the 401(k) plan.
The employer generally must match either 100% of the employee’s elective deferral, up to 3% of the employee’s compensation or fixed nonelective contributions of 2% of compensation.

Savings Incentive Match Plan for Employees (SIMPLE IRA)
Year	Elective Deferral	Catch-up Contribution	401(k) Elective Deferral
2013	$12,000	$2,500	$17,500
2014	$12,000	$2,500	$17,500
Taxation of Distributions. Generally, distribution payments from SIMPLE IRAs are subject to the same distribution rules described above for IRAs, except that distributions made within two years of the date of an employee’s first participation in a SIMPLE IRA of an employer are subject to a 25% penalty tax instead of the 10% penalty tax discussed previously.
Required Distributions. SIMPLE IRAs are subject to the same minimum required distribution rules described above for IRAs.
Tax-Free Rollovers. Direct transfers may be made among SIMPLE IRAs in the same manner as described above for IRAs, subject to the same conditions and limitations. Rollovers from SIMPLE IRAs are permitted after two years have elapsed from the date of an employee’s first participation in a SIMPLE IRA of the employer. Rollovers to SIMPLE IRAs from other plans are not permitted.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants
Principal Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Principal Life Insurance Company Separate Account B (“Separate Account”), comprised of subaccounts as listed in the accompanying statements of assets and liabilities, as of December 31, 2013, and the related statements of operations for the year or period then ended and the statements of changes in net assets for the years or periods ended December 31, 2013 and 2012. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Principal Life Insurance Company Separate Account B at December 31, 2013, the results of its operations for the year or period then ended, and the changes in its net assets for the years or periods ended December 31, 2013 and 2012, in conformity with U.S. generally accepted accounting principles.

/s/Ernst & Young LLP

Des Moines, Iowa
May 1, 2014

Principal Life Insurance Company
Separate Account B

Statements of Assets and Liabilities

December 31, 2013

	AllianceBernstein	AllianceBernstein
	Small Cap	Small/Mid Cap
	Growth	Value
	Class A	Class A
	Division	Division
Assets
Investments in shares of mutual funds, at market	$6,182,753	$1,075,332

Liabilities	—	—
Net assets	$6,182,753	$1,075,332

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus – Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	—	—
The Principal Variable Annuity	—	198,058
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	4,641,204	648,020
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,541,549	229,254
Principal Lifetime Income Solutions	—	—
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Total net assets	$6,182,753	$1,075,332

Investments in shares of mutual funds, at cost	$4,991,452	$1,009,877
Shares of mutual fund owned	263,432	46,978
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	—	—
The Principal Variable Annuity	—	17,417
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	174,332	57,009
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	61,252	20,244
Principal Lifetime Income Solutions	—	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	—	—
The Principal Variable Annuity	—	11.37
The Principal Variable Annuity with Purchase Payment Credit Rider	—	11.33
Principal Investment Plus Variable Annuity	26.62	11.37
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	25.17	11.32
Principal Lifetime Income Solutions	—	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus – Rollover IRA	—	—

See accompanying notes.

American	American	American
Century VP	Century VP	Century VP	American	American	American	American
Income &	Inflation	MidCap	Century VP	Century VP	Century VP	Century VP
Growth	Protection	Value	Ultra	Ultra	Value	Vista
Class I	Class II	Class II	Class I	Class II	Class II	Class I
Division	Division	Division	Division	Division	Division	Division

$14,985,421	$78,840,003	$3,814,515	$4,099,519	$54,398,488	$19,713,172	$2,757,660

—	—	—	—	—	—	—
$14,985,421	$78,840,003	$3,814,515	$4,099,519	$54,398,488	$19,713,172	$2,757,660

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
3,215,711	—	—	—	—	—	—
63,545	—	—	—	—	—	—
11,610,021	—	1,214,822	4,015,178	—	19,208,287	—
96,144	—	70,631	84,341	—	504,885	—
—	65,364,484	2,010,144	—	44,189,948	—	2,005,396
—	13,475,519	518,918	—	10,208,540	—	752,264
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
$14,985,421	$78,840,003	$3,814,515	$4,099,519	$54,398,488	$19,713,172	$2,757,660

$10,175,633	$82,721,618	$3,153,361	$2,453,146	$31,930,148	$15,470,587	$2,021,490
1,634,179	7,544,498	206,413	278,500	3,746,452	2,330,162	121,751

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
194,694	—	—	—	—	—	—
4,262	—	—	—	—	—	—
736,164	—	72,783	277,755	—	1,006,999	—
6,576	—	4,325	6,294	—	28,382	—
—	5,078,747	120,483	—	2,594,026	—	107,912
—	1,107,569	31,785	—	633,911	—	42,821
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
16.52	—	—	—	—	—	—
14.91	—	—	—	—	—	—
15.77	—	16.69	14.45	—	19.07	—
14.62	—	16.33	13.40	—	17.79	—
—	12.87	16.68	—	17.04	—	18.58
—	12.17	16.33	—	16.10	—	17.57
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2013

		Bond &
		Mortgage
	Balanced	Securities
	Class 1	Class 1
	Division	Division
Assets
Investments in shares of mutual funds, at market	$36,506,670	$201,686,143

Liabilities	—	—
Net assets	$36,506,670	$201,686,143

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus – Rollover IRA	—	—
Personal Variable	572,230	255,355
Premier Variable	2,817,316	2,711,405
Principal Freedom Variable Annuity	—	6,118,742
Principal Freedom Variable Annuity 2	—	389,257
The Principal Variable Annuity	32,873,809	80,110,978
The Principal Variable Annuity with Purchase Payment Credit Rider	243,315	1,624,135
Principal Investment Plus Variable Annuity	—	90,704,657
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	19,771,614
Principal Lifetime Income Solutions	—	—
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Total net assets	$36,506,670	$201,686,143

Investments in shares of mutual funds, at cost	$28,167,624	$196,655,065
Shares of mutual fund owned	2,027,023	17,943,607
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	195,992	98,559
Premier Variable	925,037	1,003,076
Principal Freedom Variable Annuity	—	356,897
Principal Freedom Variable Annuity 2	—	30,397
The Principal Variable Annuity	1,238,396	3,497,931
The Principal Variable Annuity with Purchase Payment Credit Rider	9,916	76,718
Principal Investment Plus Variable Annuity	—	3,962,240
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	934,344
Principal Lifetime Income Solutions	—	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	2.92	2.59
Premier Variable	3.05	2.70
Principal Freedom Variable Annuity	—	17.14
Principal Freedom Variable Annuity 2	—	12.81
The Principal Variable Annuity	26.55	22.90
The Principal Variable Annuity with Purchase Payment Credit Rider	24.54	21.17
Principal Investment Plus Variable Annuity	—	22.89
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	21.16
Principal Lifetime Income Solutions	—	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus – Rollover IRA	—	—

See accompanying notes.

		Diversified		Diversified
Delaware		Balanced		Growth
Small Cap	Diversified	Managed	Diversified	Managed	Diversified	Diversified
Value	Balanced	Volatility	Growth	Volatility	Income	International
Service Class	Class 2	Class 2	Class 2	Class 2	Class 2	Class 1
Division	Division	Division	Division	Division	Division	Division

$262,065	$856,503,597	$876,873	$2,202,298,019	$3,978,950	$112,080,682	$183,014,987

—	—	—	—	—	—	—
$262,065	$856,503,597	$876,873	$2,202,298,019	$3,978,950	$112,080,682	$183,014,987

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	356,616
—	—	—	—	—	—	3,557,592
—	—	—	—	—	—	2,740,588
—	—	—	—	—	—	536,573
14,336	—	—	—	—	—	115,639,919
4,775	—	—	—	—	—	1,783,853
164,385	758,560,955	649,301	2,010,178,826	3,127,713	99,369,150	46,683,619
78,569	65,631,340	—	155,029,634	259,064	7,405,577	11,716,227
—	32,311,302	227,572	37,089,559	592,173	5,305,955	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
$262,065	$856,503,597	$876,873	$2,202,298,019	$3,978,950	$112,080,682	$183,014,987

$243,598	$735,078,244	$869,666	$1,835,543,838	$3,932,711	$106,313,280	$141,184,368
6,303	62,701,581	86,137	150,842,330	387,434	9,848,918	12,307,665

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	112,069
—	—	—	—	—	—	1,071,805
—	—	—	—	—	—	155,905
—	—	—	—	—	—	41,544
1,258	—	—	—	—	—	4,066,996
421	—	—	—	—	—	67,872
14,429	56,391,896	64,472	140,583,241	309,065	8,875,417	1,642,541
6,922	4,997,634	—	11,105,529	25,619	667,914	445,971
—	2,402,100	22,597	2,593,937	58,515	473,922	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	3.18
—	—	—	—	—	—	3.32
—	—	—	—	—	—	17.58
—	—	—	—	—	—	12.91
11.40	—	—	—	—	—	28.43
11.36	—	—	—	—	—	26.28
11.39	13.45	10.07	14.30	10.12	11.20	28.42
11.35	13.13	10.06	13.96	10.11	11.09	26.27
—	13.45	10.07	14.30	10.12	11.20	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2013

	Dreyfus IP	DWS
	Technology	Small Mid
	Growth	Cap Value
	Service Shares	Class B
	Division	Division
Assets
Investments in shares of mutual funds, at market	$4,605,048	$146,421

Liabilities	—	—
Net assets	$4,605,048	$146,421

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus – Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	—	—
The Principal Variable Annuity	—	12,134
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	3,639,451	88,855
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	965,597	45,432
Principal Lifetime Income Solutions	—	—
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Total net assets	$4,605,048	$146,421

Investments in shares of mutual funds, at cost	$3,546,681	$133,344
Shares of mutual fund owned	258,420	8,578
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	—	—
The Principal Variable Annuity	—	1,066
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	169,659	7,806
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	47,616	4,006
Principal Lifetime Income Solutions	—	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	—	—
The Principal Variable Annuity	—	11.39
The Principal Variable Annuity with Purchase Payment Credit Rider	—	11.35
Principal Investment Plus Variable Annuity	21.45	11.38
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	20.28	11.34
Principal Lifetime Income Solutions	—	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus – Rollover IRA	—	—

See accompanying notes.

	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
Equity	Contrafund	Contrafund	Equity-Income	Growth	Growth	Mid Cap
Income	Service	Service	Service	Service	Service	Service
Class 1	Class	Class 2	Class 2	Class	Class 2	Class 2
Division	Division	Division	Division	Division	Division	Division

$293,599,834	$51,075,598	$55,839,729	$39,708,357	$16,637,391	$8,345,883	$15,323,458

—	—	—	—	—	—	—
$293,599,834	$51,075,598	$55,839,729	$39,708,357	$16,637,391	$8,345,883	$15,323,458

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
69,772	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
60,882,901	50,512,722	—	27,765,291	16,527,940	—	—
876,253	562,876	—	475,155	109,451	—	—
191,596,482	—	46,913,865	9,137,194	—	6,103,626	13,017,027
40,174,426	—	8,925,864	2,330,717	—	2,242,257	2,306,431
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
$293,599,834	$51,075,598	$55,839,729	$39,708,357	$16,637,391	$8,345,883	$15,323,458

$219,224,932	$37,453,599	$37,910,737	$35,541,943	$11,794,977	$5,335,390	$13,070,780
13,980,944	1,491,694	1,653,531	1,735,505	291,884	147,532	430,434

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
39,857	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
4,527,434	2,343,489	—	1,668,947	1,238,644	—	—
67,954	28,251	—	30,626	8,874	—	—
14,253,886	—	2,257,915	549,497	—	336,335	524,852
3,116,916	—	454,436	150,300	—	130,703	98,374
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
1.75	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
13.45	21.55	—	16.64	13.34	—	—
12.89	19.92	—	15.51	12.33	—	—
13.44	—	20.78	16.63	—	18.15	24.80
12.89	—	19.64	15.51	—	17.16	23.45
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2013

	Fidelity VIP	Franklin
	Overseas	Small Cap
	Service	Value Securities
	Class 2	Class 2
	Division	Division
Assets
Investments in shares of mutual funds, at market	$45,762,035	$3,494,447

Liabilities	—	—
Net assets	$45,762,035	$3,494,447

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus – Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	—	—
The Principal Variable Annuity	—	159,023
The Principal Variable Annuity with Purchase Payment Credit Rider	—	1,276
Principal Investment Plus Variable Annuity	35,847,260	2,891,245
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	9,914,775	442,903
Principal Lifetime Income Solutions	—	—
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Total net assets	$45,762,035	$3,494,447

Investments in shares of mutual funds, at cost	$33,560,719	$2,714,767
Shares of mutual fund owned	2,235,566	145,179
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	—	—
The Principal Variable Annuity	—	8,402
The Principal Variable Annuity with Purchase Payment Credit Rider	—	69
Principal Investment Plus Variable Annuity	2,015,435	152,820
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	589,677	23,979
Principal Lifetime Income Solutions	—	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	—	—
The Principal Variable Annuity	—	18.93
The Principal Variable Annuity with Purchase Payment Credit Rider	—	18.48
Principal Investment Plus Variable Annuity	17.79	18.92
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	16.81	18.47
Principal Lifetime Income Solutions	—	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus – Rollover IRA	—	—

See accompanying notes.

Goldman Sachs	Goldman Sachs	Government
VIT Mid Cap	VIT Structured	& High	International	Invesco		Invesco
Value	Small Cap	Quality	Emerging	American	Invesco	Global
Service	Equity Service	Bond	Markets	Franchise	Core Equity	Health Care
Class I	Class I	Class 1	Class 1	Series I	Series I	Series I
Division	Division	Division	Division	Division	Division	Division

$18,015,044	$7,163,725	$159,943,979	$74,988,427	$5,160,121	$23,622,775	$10,479,072

—	—	—	—	—	—	—
$18,015,044	$7,163,725	$159,943,979	$74,988,427	$5,160,121	$23,622,775	$10,479,072

$—	$—	$—	$—	$—	$—	$—
—	—	111,432	—	—	—	—
—	—	31,257	—	—	—	—
—	—	160,353	—	—	—	—
—	—	2,775,555	460,791	—	—	—
—	—	3,024,920	—	—	—	—
—	—	319,201	—	—	—	—
57,465	95,451	84,760,017	32,689,231	5,128,291	23,603,115	10,296,757
—	—	1,338,979	1,083,229	31,830	19,660	182,315
13,564,476	5,488,874	55,566,232	32,890,763	—	—	—
4,393,103	1,579,400	11,856,033	7,864,413	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
$18,015,044	$7,163,725	$159,943,979	$74,988,427	$5,160,121	$23,622,775	$10,479,072

$14,207,679	$5,562,613	$163,861,265	$74,677,973	$3,812,097	$15,801,481	$6,649,572
966,472	475,363	15,483,444	4,704,418	101,918	614,696	357,404

—	—	—	—	—	—	—
—	—	34,914	—	—	—	—
—	—	8,587	—	—	—	—
—	—	63,128	—	—	—	—
—	—	1,042,314	122,125	—	—	—
—	—	253,843	—	—	—	—
—	—	26,926	—	—	—	—
2,649	5,482	7,261,224	975,856	383,029	1,604,926	540,294
—	—	118,280	34,984	2,401	1,446	10,320
625,442	315,357	4,762,345	982,339	—	—	—
214,274	95,991	1,047,773	254,107	—	—	—
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	3.19	—	—	—	—
—	—	3.64	—	—	—	—
—	—	2.54	—	—	—	—
—	—	2.66	3.77	—	—	—
—	—	11.92	—	—	—	—
—	—	11.86	—	—	—	—
21.70	17.41	11.67	33.50	13.39	14.71	19.06
20.51	16.46	11.32	30.96	13.26	13.59	17.67
21.69	17.41	11.67	33.48	—	—	—
20.50	16.45	11.32	30.95	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2013

	Invesco	Invesco
	International	Midcap
	Growth	Growth
	Series I	Series I
	Division	Division
Assets
Investments in shares of mutual funds, at market	$8,853,384	$1,672,057

Liabilities	—	—
Net assets	$8,853,384	$1,672,057

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus – Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	—	—
The Principal Variable Annuity	—	1,556,027
The Principal Variable Annuity with Purchase Payment Credit Rider	—	116,030
Principal Investment Plus Variable Annuity	8,079,342	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	774,042	—
Principal Lifetime Income Solutions	—	—
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Total net assets	$8,853,384	$1,672,057

Investments in shares of mutual funds, at cost	$7,145,529	$257,055
Shares of mutual fund owned	250,662	312,534
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	—	—
The Principal Variable Annuity	—	117,437
The Principal Variable Annuity with Purchase Payment Credit Rider	—	8,846
Principal Investment Plus Variable Annuity	720,094	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	71,359	—
Principal Lifetime Income Solutions	—	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	—	—
The Principal Variable Annuity	—	13.25
The Principal Variable Annuity with Purchase Payment Credit Rider	—	13.12
Principal Investment Plus Variable Annuity	11.22	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	10.85	—
Principal Lifetime Income Solutions	—	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus – Rollover IRA	—	—

See accompanying notes.

Invesco		Invesco
Small Cap	Invesco	Value	Janus Aspen	LargeCap	LargeCap	LargeCap
Equity	Technology	Opportunities	Enterprise	Blend II	Growth	Growth I
Series I	Series I	Series I	Service Shares	Class 1	Class 1	Class 1
Division	Division	Division	Division	Division	Division	Division

$10,622,696	$3,425,535	$5,665,937	$9,930,569	$135,701,373	$55,521,900	$114,517,790

—	—	—	—	—	—	—
$10,622,696	$3,425,535	$5,665,937	$9,930,569	$135,701,373	$55,521,900	$114,517,790

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	769,023	—
—	—	—	—	—	4,182,518	489,848
—	—	—	—	—	—	1,867,099
—	—	—	—	—	—	120,279
3,934,074	3,334,214	—	9,842,091	44,715,603	35,840,890	94,550,178
59,570	91,321	—	88,478	1,068,356	185,181	516,616
5,517,665	—	4,629,975	—	72,435,727	11,430,181	13,978,073
1,111,387	—	1,035,962	—	17,481,687	3,114,107	2,995,697
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
$10,622,696	$3,425,535	$5,665,937	$9,930,569	$135,701,373	$55,521,900	$114,517,790

$7,444,357	$2,635,187	$3,890,583	$5,001,872	$107,549,438	$38,015,807	$65,194,672
417,559	176,392	605,335	174,834	13,449,095	2,494,245	3,514,972

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	267,931	—
—	—	—	—	—	1,396,885	256,211
—	—	—	—	—	—	112,980
—	—	—	—	—	—	7,326
172,624	398,173	—	737,022	2,527,895	1,343,457	1,848,395
2,765	11,765	—	7,168	64,763	7,510	10,926
242,232	—	324,619	—	4,096,717	428,653	273,377
51,613	—	76,836	—	1,060,182	126,345	63,385
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	2.87	—
—	—	—	—	—	2.99	1.91
—	—	—	—	—	—	16.53
—	—	—	—	—	—	16.42
22.79	8.37	—	13.35	17.69	26.68	51.15
21.54	7.76	—	12.34	16.50	24.66	47.28
22.78	—	14.26	—	17.68	26.67	51.13
21.53	—	13.48	—	16.49	24.65	47.26
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2013

	LargeCap
	S&P 500	LargeCap
	Index	Value
	Class 1	Class 1
	Division	Division
Assets
Investments in shares of mutual funds, at market	$101,189,377	$95,525,368

Liabilities	—	—
Net assets	$101,189,377	$95,525,368

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$—	$1,034,313
Pension Builder Plus	—	2,118,950
Pension Builder Plus – Rollover IRA	—	188,759
Personal Variable	—	404,727
Premier Variable	334,326	6,548,131
Principal Freedom Variable Annuity	8,606,447	3,176,431
Principal Freedom Variable Annuity 2	529,046	358,140
The Principal Variable Annuity	51,517,053	62,655,011
The Principal Variable Annuity with Purchase Payment Credit Rider	497,988	334,819
Principal Investment Plus Variable Annuity	32,949,885	13,957,520
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	6,754,632	4,628,820
Principal Lifetime Income Solutions	—	—
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	—	(6)
Pension Builder Plus – Rollover IRA	—	119,753
Total net assets	$101,189,377	$95,525,368

Investments in shares of mutual funds, at cost	$64,508,595	$72,375,261
Shares of mutual fund owned	7,562,734	2,643,935
Accumulation units outstanding:
Bankers Flexible Annuity	—	18,355
Pension Builder Plus	—	238,580
Pension Builder Plus - Rollover IRA	—	17,904
Personal Variable	—	88,822
Premier Variable	189,433	1,370,925
Principal Freedom Variable Annuity	563,697	204,071
Principal Freedom Variable Annuity 2	34,316	25,120
The Principal Variable Annuity	3,579,035	1,726,014
The Principal Variable Annuity with Purchase Payment Credit Rider	37,428	9,978
Principal Investment Plus Variable Annuity	2,290,149	384,665
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	507,898	138,009
Principal Lifetime Income Solutions	—	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$55.42
Pension Builder Plus	—	8.88
Pension Builder Plus - Rollover IRA	—	10.60
Personal Variable	—	4.56
Premier Variable	1.76	4.78
Principal Freedom Variable Annuity	15.27	15.57
Principal Freedom Variable Annuity 2	15.42	14.26
The Principal Variable Annuity	14.39	36.30
The Principal Variable Annuity with Purchase Payment Credit Rider	13.31	33.55
Principal Investment Plus Variable Annuity	14.39	36.29
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	13.30	33.54
Principal Lifetime Income Solutions	—	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	11,298
Annuitized unit value:
Bankers Flexible Annuity	$—	$55.42
Pension Builder Plus – Rollover IRA	—	10.59

See accompanying notes.

					Neuberger	Neuberger
					Berman AMT	Berman AMT
MFS VIT	MFS VIT	MFS VIT		Money	Large Cap	Small-Cap
New Discovery	Utilities	Value	MidCap	Market	Value	Growth
Service Class	Service Class	Service Class	Class 1	Class 1	I Class	S Class
Division	Division	Division	Division	Division	Division	Division

$598,176	$8,630,767	$4,442,463	$412,319,056	$65,639,356	$5,443,204	$3,748,069

—	—	—	—	—	—	—
$598,176	$8,630,767	$4,442,463	$412,319,056	$65,639,356	$5,443,204	$3,748,069

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	98,627	—	—
—	—	—	—	1	—	—
—	—	—	1,141,613	461,113	—	—
—	—	—	7,032,462	3,421,301	—	—
—	—	—	9,810,250	2,265,135	—	—
—	—	—	702,992	266,413	—	—
221,155	—	—	235,044,769	29,244,834	—	—
4,861	—	—	2,411,659	680,382	—	—
252,003	7,284,778	3,688,098	129,767,944	24,907,568	4,369,967	2,712,855
120,157	1,345,989	754,365	26,407,367	4,293,982	1,073,237	1,035,214
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
$598,176	$8,630,767	$4,442,463	$412,319,056	$65,639,356	$5,443,204	$3,748,069

$555,965	$7,802,627	$3,551,221	$238,921,738	$65,639,355	$3,926,142	$2,401,149
28,457	274,254	233,445	6,944,906	65,639,355	361,915	194,705

—	—	—	—	—	—	—
—	—	—	—	45,628	—	—
—	—	—	—	—	—	—
—	—	—	141,599	287,812	—	—
—	—	—	836,042	2,035,317	—	—
—	—	—	247,200	188,818	—	—
—	—	—	32,643	25,626	—	—
18,679	—	—	3,211,498	2,147,550	—	—
412	—	—	35,648	54,051	—	—
21,294	357,526	183,628	1,773,817	1,829,946	247,413	182,483
10,191	67,920	38,617	390,504	341,292	64,278	73,662
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	2.16	—	—
—	—	—	—	2.42	—	—
—	—	—	8.06	1.60	—	—
—	—	—	8.41	1.68	—	—
—	—	—	39.69	12.00	—	—
—	—	—	21.53	10.41	—	—
11.84	—	—	73.19	13.62	—	—
11.80	—	—	67.65	12.59	—	—
11.83	20.38	20.09	73.16	13.61	17.66	14.87
11.79	19.82	19.54	67.62	12.58	16.70	14.05
—	—	—	—	13.61	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2013
Neuberger
	Berman AMT	Oppenheimer
	Socially	Main Street
	Responsive	Small Cap
	I Class	Service Shares
	Division	Division
Assets
Investments in shares of mutual funds, at market	$7,438,725	$377,606

Liabilities	—	—
Net assets	$7,438,725	$377,606

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus – Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	—	—
The Principal Variable Annuity	—	372,827
The Principal Variable Annuity with Purchase Payment Credit Rider	—	4,779
Principal Investment Plus Variable Annuity	6,118,307	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,320,418	—
Principal Lifetime Income Solutions	—	—
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Total net assets	$7,438,725	$377,606

Investments in shares of mutual funds, at cost	$4,794,611	$354,684
Shares of mutual fund owned	342,483	13,716
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	—	—
The Principal Variable Annuity	—	32,324
The Principal Variable Annuity with Purchase Payment Credit Rider	—	416
Principal Investment Plus Variable Annuity	315,141	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	71,946	—
Principal Lifetime Income Solutions	—	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	—	—
The Principal Variable Annuity	—	11.53
The Principal Variable Annuity with Purchase Payment Credit Rider	—	11.49
Principal Investment Plus Variable Annuity	19.42	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	18.35	—
Principal Lifetime Income Solutions	—	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus – Rollover IRA	—	—

See accompanying notes.

				Principal
PIMCO	PIMCO	PIMCO	Principal	LifeTime	Principal	Principal
All Asset	High Yield	Total Return	Capital	Strategic	LifeTime	LifeTime
Administrative	Administrative	Administrative	Appreciation	Income	2010	2020
Class	Class	Class	Class 1	Class 1	Class 1	Class 1
Division	Division	Division	Division	Division	Division	Division

$4,993,775	$14,203,857	$31,116,303	$16,817,350	$24,405,646	$36,993,565	$176,093,682

—	—	—	—	—	—	—
$4,993,775	$14,203,857	$31,116,303	$16,817,350	$24,405,646	$36,993,565	$176,093,682

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	44,666	819,145	2,297,840	4,721,574
—	—	—	—	3,614,551	1,932,907	6,338,764
—	—	—	—	549	574	596
4,235,298	12,671,065	28,610,677	13,552,211	17,175,816	29,526,163	132,929,962
758,477	1,532,792	2,505,626	3,220,473	2,795,585	3,236,081	32,102,786
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
$4,993,775	$14,203,857	$31,116,303	$16,817,350	$24,405,646	$36,993,565	$176,093,682

$5,204,755	$14,099,138	$32,522,182	$15,036,955	$21,758,934	$31,851,454	$147,045,225
458,987	1,760,081	2,833,907	687,826	2,161,705	3,010,054	12,929,052

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	3,019	66,603	176,250	342,638
—	—	—	—	265,737	130,400	392,709
—	—	—	—	43	41	39
291,810	932,325	2,344,538	934,986	1,263,258	1,993,170	8,238,620
53,731	115,522	211,113	231,268	217,465	231,046	2,104,351
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	14.80	12.30	13.04	13.78
—	—	—	—	13.60	14.82	16.14
—	—	—	—	12.86	14.01	15.26
14.51	13.60	12.21	14.50	13.60	14.81	16.14
14.12	13.28	11.87	13.93	12.86	14.01	15.26
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2013

	Principal	Principal
	LifeTime	LifeTime
	2030	2040
	Class 1	Class 1
	Division	Division
Assets
Investments in shares of mutual funds, at market	$72,233,052	$13,052,660

Liabilities	—	—
Net assets	$72,233,052	$13,052,660

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus – Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	2,910,963	345,204
The Principal Variable Annuity	2,185,465	432,820
The Principal Variable Annuity with Purchase Payment Credit Rider	607	624
Principal Investment Plus Variable Annuity	55,835,404	10,588,542
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	11,300,613	1,685,470
Principal Lifetime Income Solutions	—	—
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Total net assets	$72,233,052	$13,052,660

Investments in shares of mutual funds, at cost	$49,589,286	$10,147,326
Shares of mutual fund owned	5,141,143	873,672
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	210,829	24,493
The Principal Variable Annuity	135,148	25,761
The Principal Variable Annuity with Purchase Payment Credit Rider	40	39
Principal Investment Plus Variable Annuity	3,454,139	630,466
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	739,394	106,143
Principal Lifetime Income Solutions	—	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	13.81	14.09
The Principal Variable Annuity	16.17	16.80
The Principal Variable Annuity with Purchase Payment Credit Rider	15.29	15.89
Principal Investment Plus Variable Annuity	16.16	16.79
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	15.28	15.88
Principal Lifetime Income Solutions	—	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus – Rollover IRA	—	—

See accompanying notes.

			SAM	SAM	SAM	SAM
Principal		SAM	Conservative	Conservative	Flexible	Strategic
LifeTime	Real Estate	Balanced	Balanced	Growth	Income	Growth
2050	Securities	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Class 1	Class 1	Class 1	Class 1	Class 1	Class 1	Class 1
Division	Division	Division	Division	Division	Division	Division

$8,353,861	$72,397,893	$775,902,638	$177,876,103	$89,641,980	$185,636,430	$57,654,411

—	—	—	—	—	—	—
$8,353,861	$72,397,893	$775,902,638	$177,876,103	$89,641,980	$185,636,430	$57,654,411

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	125,507	316,450	—	—	—	—
—	—	—	—	—	—	—
195,264	186,487	1,781,850	1,721,431	1,519,973	2,149,923	1,045,249
625,685	41,966,026	67,867,922	18,226,645	15,506,277	33,322,120	10,761,399
13,712	908,119	1,567,052	350,319	427,876	732,765	38,314
6,301,969	23,366,063	623,189,233	136,844,914	56,621,599	124,190,572	32,707,571
1,217,231	5,845,691	81,180,131	20,732,794	15,566,255	25,241,050	13,101,878
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
$8,353,861	$72,397,893	$775,902,638	$177,876,103	$89,641,980	$185,636,430	$57,654,411

$6,523,263	$60,195,214	$575,097,332	$147,483,870	$65,733,577	$167,296,596	$39,655,763
558,413	4,238,752	41,872,782	13,284,250	4,351,552	13,530,352	2,448,170

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	34,159	166,508	—	—	—	—
—	—	—	—	—	—	—
13,849	13,484	131,136	127,330	114,864	157,701	79,891
37,061	1,058,375	5,096,703	1,375,692	1,195,769	2,494,163	839,346
859	24,777	122,491	27,522	34,345	57,089	3,111
373,429	589,562	46,819,317	10,333,074	4,368,166	9,299,491	2,552,074
76,287	159,567	6,348,226	1,629,507	1,249,978	1,967,317	1,064,098
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	3.67	1.90	—	—	—	—
—	—	—	—	—	—	—
14.10	13.83	13.59	13.52	13.23	13.63	13.08
16.88	39.65	13.32	13.25	12.97	13.36	12.82
15.96	36.65	12.79	12.73	12.46	12.84	12.32
16.88	39.63	13.31	13.24	12.96	13.35	12.82
15.96	36.64	12.79	12.72	12.45	12.83	12.31
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2013

	Short-Term	SmallCap
	Income	Blend
	Class 1	Class 1
	Division	Division
Assets
Investments in shares of mutual funds, at market	$153,215,845	$34,644,304

Liabilities	—	—
Net assets	$153,215,845	$34,644,304

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus – Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	93,709
Principal Freedom Variable Annuity	1,873,115	3,457,694
Principal Freedom Variable Annuity 2	91,365	112,539
The Principal Variable Annuity	23,341,628	29,405,009
The Principal Variable Annuity with Purchase Payment Credit Rider	543,808	288,602
Principal Investment Plus Variable Annuity	107,451,938	808,311
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	19,913,991	478,440
Principal Lifetime Income Solutions	—	—
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Total net assets	$153,215,845	$34,644,304

Investments in shares of mutual funds, at cost	$151,185,432	$21,593,319
Shares of mutual fund owned	59,156,697	2,512,277
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	45,078
Principal Freedom Variable Annuity	158,638	133,110
Principal Freedom Variable Annuity 2	7,779	7,050
The Principal Variable Annuity	2,018,056	1,468,802
The Principal Variable Annuity with Purchase Payment Credit Rider	48,480	15,596
Principal Investment Plus Variable Annuity	9,294,215	40,394
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,776,137	25,867
Principal Lifetime Income Solutions	—	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	2.08
Principal Freedom Variable Annuity	11.81	25.98
Principal Freedom Variable Annuity 2	11.75	15.96
The Principal Variable Annuity	11.57	20.02
The Principal Variable Annuity with Purchase Payment Credit Rider	11.22	18.51
Principal Investment Plus Variable Annuity	11.56	20.01
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	11.21	18.50
Principal Lifetime Income Solutions	—	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus – Rollover IRA	—	—

See accompanying notes.

					Van Eck
		T. Rowe Price	T. Rowe Price	Templeton	Global
SmallCap	SmallCap	Blue Chip	Health	Growth	Hard Assets
Growth II	Value I	Growth	Sciences	Securities	Service
Class 1	Class 1	Portfolio II	Portfolio II	Class 2	Class
Division	Division	Division	Division	Division	Division

$33,879,548	$83,431,804	$11,456,244	$21,392,561	$1,071,086	$8,885,166

—	—	—	—	—	—
$33,879,548	$83,431,804	$11,456,244	$21,392,561	$1,071,086	$8,885,166

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
158,552	351,675	—	—	—	—
944,133	—	—	—	1,071,086	—
45,455	212,936	—	—	—	—
21,379,568	32,739,736	—	—	—	2,305,663
184,656	422,664	—	—	—	19,008
9,192,390	41,214,751	9,755,482	17,024,351	—	5,523,673
1,974,794	8,490,042	1,700,762	4,368,210	—	1,036,822
—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
$33,879,548	$83,431,804	$11,456,244	$21,392,561	$1,071,086	$8,885,166

$21,738,841	$47,795,310	$7,392,234	$14,416,736	$819,443	$9,073,654
1,850,330	3,837,709	617,587	717,871	70,327	290,840

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
121,181	121,670	—	—	—	—
61,236	—	—	—	48,820	—
2,881	14,180	—	—	—	—
1,281,085	928,629	—	—	—	150,968
11,971	12,970	—	—	—	1,280
551,072	1,169,491	477,519	496,684	—	361,828
128,081	260,625	88,065	134,811	—	69,831
—	—	—	—	—	—

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
1.31	2.89	—	—	—	—
15.42	—	—	—	21.94	—
15.78	15.02	—	—	—	—
16.69	35.26	—	—	—	15.27
15.43	32.59	—	—	—	14.85
16.68	35.24	20.43	34.28	—	15.27
15.42	32.58	19.31	32.40	—	14.85
—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B

Statements of Operations

Year ended December 31, 2013

	AllianceBernstein	AllianceBernstein
	Small Cap	Small/Mid Cap
	Growth	Value
	Class A	Class A
	Division	Division (1)
Investment income (loss)
Income:
Dividends	$—	$1,067

Expenses:
Mortality and expense risks	62,911	3,224
Administrative charges	3,526	318
Separate account rider charges	7,648	308
Net investment income (loss)	(74,085)	(2,783)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	168,000	764
Capital gains distributions	771,697	9,902
Total realized gains (losses) on investments	939,697	10,666

Change in net unrealized appreciation or depreciation of
investments	953,491	65,455

Net gains (losses) on investments	1,819,103	73,338

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	$1,819,103	$73,338

(1) Commenced operations May 20, 2013.

See accompanying notes.

American	American	American
Century VP	Century VP	Century VP	American	American	American	American
Income &	Inflation	MidCap	Century VP	Century VP	Century VP	Century VP
Growth	Protection	Value	Ultra	Ultra	Value	Vista
Class I	Class II	Class II	Class I	Class II	Class II	Class I
Division	Division	Division	Division	Division	Division	Division

$307,135	$1,326,390	$33,944	$21,550	$240,984	$293,062	$—

162,706	1,026,323	39,967	48,168	706,417	246,787	32,593
2,353	48,672	1,621	830	35,075	4,092	1,699
2,200	95,640	2,194	1,029	74,551	7,203	4,420
139,876	155,755	(9,838)	(28,477)	(575,059)	34,980	(38,712)

566,865	1,350,225	186,084	296,679	4,590,171	109,311	112,367
—	2,986,444	44,564	—	—	—	—
566,865	4,336,669	230,648	296,679	4,590,171	109,311	112,367

3,377,547	(12,950,643)	548,170	900,103	12,826,675	4,970,892	568,574

4,084,288	(8,458,219)	768,980	1,168,305	16,841,787	5,115,183	642,229

—	—	—	—	—	—	—

$4,084,288	$(8,458,219)	$768,980	$1,168,305	$16,841,787	$5,115,183	$642,229

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

Year ended December 31, 2013

		Bond &
		Mortgage
	Balanced	Securities
	Class 1	Class 1
	Division	Division
Investment income (loss)
Income:
Dividends	$643,034	$7,082,507

Expenses:
Mortality and expense risks	428,368	2,640,380
Administrative charges	6,846	86,102
Separate account rider charges	3,303	159,233
Net investment income (loss)	204,517	4,196,792

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	840,371	(797,542)
Capital gains distributions	—	—
Total realized gains (losses) on investments	840,371	(797,542)

Change in net unrealized appreciation or depreciation of
investments	4,978,572	(8,309,052)

Net gains (losses) on investments	6,023,460	(4,909,802)

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	$6,023,460	$(4,909,802)

(1) Commenced operations May 20, 2013.
(2) Commenced operations December 2, 2013.

See accompanying notes.

		Diversified		Diversified
Delaware		Balanced		Growth
Small Cap	Diversified	Managed	Diversified	Managed	Diversified	Diversified
Value	Balanced	Volatility	Growth	Volatility	Income	International
Service Class	Class 2	Class 2	Class 2	Class 2	Class 2	Class 1
Division (1)	Division	Division (2)	Division	Division (2)	Division	Division

$—	$2,454,104	$—	$7,696,695	$—	$92,208	$5,119,533

724	9,072,446	395	20,894,385	1,399	1,022,195	2,221,359
76	504,813	47	1,238,726	168	60,968	60,271
142	329,400	—	700,409	57	37,191	96,989
(942)	(7,452,555)	(442)	(15,136,825)	(1,624)	(1,028,146)	2,740,914

129	4,210,131	2	2,364,561	1,546	883,672	(3,372,412)
—	9,062,571	—	15,426,166	—	46,498	—
129	13,272,702	2	17,790,727	1,546	930,170	(3,372,412)

18,467	71,783,424	7,207	248,211,765	46,239	5,186,608	29,465,643

17,654	77,603,571	6,767	250,865,667	46,161	5,088,632	28,834,145

—	—	—	—	—	—	—

$17,654	$77,603,571	$6,767	$250,865,667	$46,161	$5,088,632	$28,834,145

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

Year ended December 31, 2013

	Dreyfus IP	DWS
	Technology	Small Mid
	Growth	Cap Value
	Service Shares	Class B
	Division	Division (1)
Investment income (loss)
Income:
Dividends	$—	$—

Expenses:
Mortality and expense risks	46,089	477
Administrative charges	2,505	50
Separate account rider charges	4,714	51
Net investment income (loss)	(53,308)	(578)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	167,341	(5)
Capital gains distributions	—	—
Total realized gains (losses) on investments	167,341	(5)

Change in net unrealized appreciation or depreciation of
investments	901,028	13,077

Net gains (losses) on investments	1,015,061	12,494

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	$1,015,061	$12,494

(1) Commenced operations May 20, 2013.

See accompanying notes.

	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
Equity	Contrafund	Contrafund	Equity-Income	Growth	Growth	Mid Cap
Income	Service	Service	Service	Service	Service	Service
Class 1	Class	Class 2	Class 2	Class	Class 2	Class 2
Division	Division	Division	Division	Division	Division	Division

$9,025,938	$455,628	$430,259	$853,078	$28,385	$3,435	$37,518

3,676,176	613,639	664,811	488,431	192,677	93,213	157,393
157,354	10,359	34,238	12,806	3,347	4,971	8,613
292,292	7,027	54,400	21,504	1,445	13,285	12,540
4,900,116	(175,397)	(323,190)	330,337	(169,084)	(108,034)	(141,028)

5,435,449	1,483,384	520,355	(61,046)	447,115	302,431	424,433
—	13,357	15,067	2,521,423	10,242	5,227	1,782,474
5,435,449	1,496,741	535,422	2,460,377	457,357	307,658	2,206,907

56,391,519	11,345,847	13,331,309	6,221,646	4,285,177	1,986,013	1,625,887

66,727,084	12,667,191	13,543,541	9,012,360	4,573,450	2,185,637	3,691,766

—	—	—	—	—	—	—

$66,727,084	$12,667,191	$13,543,541	$9,012,360	$4,573,450	$2,185,637	$3,691,766

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

Year ended December 31, 2013

	Fidelity VIP	Franklin
	Overseas	Small Cap
	Service	Value Securities
	Class 2	Class 2
	Division	Division
Investment income (loss)
Income:
Dividends	$496,547	$30,767

Expenses:
Mortality and expense risks	565,494	31,789
Administrative charges	28,583	1,774
Separate account rider charges	64,716	2,024
Net investment income (loss)	(162,246)	(4,820)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(1,160,927)	199,684
Capital gains distributions	160,710	39,706
Total realized gains (losses) on investments	(1,000,217)	239,390

Change in net unrealized appreciation or depreciation of
investments	12,489,974	515,433

Net gains (losses) on investments	11,327,511	750,003

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	$11,327,511	$750,003

(1) Represented the operations of Invesco Van Kampen American Franchise Series I Division until May 20, 2013.

See accompanying notes.

Goldman Sachs	Goldman Sachs	Government
VIT Mid Cap	VIT Structured	& High	International	Invesco		Invesco
Value	Small Cap	Quality	Emerging	American	Invesco	Global
Service	Equity Service	Bond	Markets	Franchise	Core Equity	Health Care
Class I	Class I	Class 1	Class 1	Series I	Series I	Series I
Division	Division	Division	Division	Division (1)	Division	Division

$141,371	$65,139	$6,823,232	$1,844,242	$19,899	$310,402	$65,231

211,823	82,117	2,187,337	975,847	58,358	289,748	116,782
10,809	4,302	62,057	32,396	1,008	4,830	2,080
27,231	9,058	101,858	62,414	213	939	1,715
(108,492)	(30,338)	4,471,980	773,585	(39,680)	14,885	(55,346)

422,757	554,269	304,154	(786,418)	114,082	1,222,944	803,614
1,364,067	822,223	—	—	—	—	—
1,786,824	1,376,492	304,154	(786,418)	114,082	1,222,944	803,614

2,866,707	545,201	(9,029,643)	(4,916,429)	1,455,481	4,405,622	2,224,613

4,545,039	1,891,355	(4,253,509)	(4,929,262)	1,529,883	5,643,451	2,972,881

—	—	—	—	—	—	—

$4,545,039	$1,891,355	$(4,253,509)	$(4,929,262)	$1,529,883	$5,643,451	$2,972,881

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

Year ended December 31, 2013

	Invesco	Invesco
	International	MidCap
	Growth	Growth
	Series I	Series I
	Division	Division (1)
Investment income (loss)
Income:
Dividends	$106,808	$5,832

Expenses:
Mortality and expense risks	98,185	18,678
Administrative charges	5,227	322
Separate account rider charges	4,360	904
Net investment income (loss)	(964)	(14,072)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	163,042	(120,251)
Capital gains distributions	—	—
Total realized gains (losses) on investments	163,042	(120,251)

Change in net unrealized appreciation or depreciation of
investments	1,131,331	589,044

Net gains (losses) on investments	1,293,409	454,721

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	$1,293,409	$454,721

(1) Represented the operations of Invesco Van Kampen MidCap Growth Series I Division until May 20, 2013.
(2) Represented the operations of Invesco Van Kampen Value Opportunities Series I Division until May 20, 2013.

See accompanying notes.

Invesco		Invesco
Small Cap	Invesco	Value	Janus Aspen	LargeCap	LargeCap	LargeCap
Equity	Technology	Opportunities	Enterprise	Blend II	Growth	Growth I
Series I	Series I	Series I	Service Shares	Class 1	Class 1	Class 1
Division	Division	Division (2)	Division	Division	Division	Division

$802	$—	$76,882	$35,016	$1,919,155	$753,811	$395,976

120,344	40,815	65,786	119,790	1,709,799	616,766	1,300,728
4,693	685	3,464	2,033	66,101	16,195	28,873
6,433	1,145	5,618	1,010	134,126	19,232	24,610
(130,668)	(42,645)	2,014	(87,817)	9,129	101,618	(958,235)

886,207	387,924	335,007	1,023,234	(1,917,902)	3,119,062	6,524,910
96,332	266,089	—	—	—	—	3,113,998
982,539	654,013	335,007	1,023,234	(1,917,902)	3,119,062	9,638,908

2,058,859	82,670	1,099,438	1,599,808	37,257,959	11,305,021	22,384,228

2,910,730	694,038	1,436,459	2,535,225	35,349,186	14,525,701	31,064,901

—	—	—	—	—	—	—

$2,910,730	$694,038	$1,436,459	$2,535,225	$35,349,186	$14,525,701	$31,064,901

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

Year ended December 31, 2013

	LargeCap
	S&P 500	LargeCap
	Index	Value
	Class 1	Class 1
	Division	Division
Investment income (loss)
Income:
Dividends	$1,161,376	$2,319,601

Expenses:
Mortality and expense risks	1,147,938	1,078,122
Administrative charges	34,302	24,404
Separate account rider charges	48,225	31,684
Net investment income (loss)	(69,089)	1,185,391

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	3,777,203	1,162,324
Capital gains distributions	741,254	—
Total realized gains (losses) on investments	4,518,457	1,162,324

Change in net unrealized appreciation or depreciation of
investments	20,455,869	20,967,543

Net gains (losses) on investments	24,905,237	23,315,258

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	$24,905,237	$23,315,258

(1) Commenced operations May 20, 2013.
(2) Represented the operations of MidCap Blend Class 1 Division until May 20, 2013.

See accompanying notes.

					Neuberger	Neuberger
					Berman AMT	Berman AMT
MFS VIT	MFS VIT	MFS VIT		Money	Large Cap	Small-Cap
New Discovery	Utilities	Value	MidCap	Market	Value	Growth
Service Class	Service Class	Service Class	Class 1	Class 1	I Class	S Class
Division (1)	Division	Division	Division (2)	Division	Division	Division

$—	$147,148	$41,963	$5,711,868	$23	$59,156	$—

1,754	89,441	46,466	4,839,091	832,502	66,974	42,829
145	4,679	2,705	144,980	25,783	3,320	2,296
164	6,733	4,012	202,295	40,724	7,178	6,012
(2,063)	46,295	(11,220)	525,502	(898,986)	(18,316)	(51,137)

1,983	312,351	242,697	23,144,674	—	368,928	402,088
985	130,941	12,877	18,214,847	—	—	—
2,968	443,292	255,574	41,359,521	—	368,928	402,088

42,211	632,778	755,665	67,513,872	—	1,032,904	890,343

43,116	1,122,365	1,000,019	109,398,895	(898,986)	1,383,516	1,241,294

—	—	—	—	—	—	—

$43,116	$1,122,365	$1,000,019	$109,398,895	$(898,986)	$1,383,516	$1,241,294

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

Year ended December 31, 2013

	Neuberger
	Berman AMT	Oppenheimer
	Socially	Main Street
	Responsive	Small Cap
	I Class	Service Shares
	Division	Division (1)
Investment income (loss)
Income:
Dividends	$48,903	$71

Expenses:
Mortality and expense risks	90,050	1,245
Administrative charges	4,636	47
Separate account rider charges	7,539	2
Net investment income (loss)	(53,322)	(1,223)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	902,466	2,078
Capital gains distributions	—	123
Total realized gains (losses) on investments	902,466	2,201

Change in net unrealized appreciation or depreciation of
investments	1,328,000	22,922

Net gains (losses) on investments	2,177,144	23,900

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	$2,177,144	$23,900

(1) Commenced operations May 20, 2013.

See accompanying notes.

				Principal
PIMCO	PIMCO	PIMCO	Principal	LifeTime	Principal	Principal
All Asset	High Yield	Total Return	Capital	Strategic	LifeTime	LifeTime
Administrative	Administrative	Administrative	Appreciation	Income	2010	2020
Class	Class	Class	Class 1	Class 1	Class 1	Class 1
Division	Division	Division	Division	Division	Division	Division

$245,463	$872,473	$802,773	$952,544	$682,461	$891,975	$3,726,816

68,836	199,599	460,793	174,765	312,323	461,982	2,169,923
3,012	8,554	20,276	9,573	13,465	21,028	103,613
5,863	16,689	25,044	15,149	17,695	26,335	215,498
167,752	647,631	296,660	753,057	338,978	382,630	1,237,782

66,220	390,539	(33,561)	305,209	(13,705)	4,592	719,851
—	—	271,861	2,242,752	—	—	—
66,220	390,539	238,300	2,547,961	(13,705)	4,592	719,851

(354,729)	(644,617)	(1,931,417)	407,023	558,681	2,957,518	21,489,175

(120,757)	393,553	(1,396,457)	3,708,041	883,954	3,344,740	23,446,808

—	—	—	—	—	—	—

$(120,757)	$393,553	$(1,396,457)	$3,708,041	$883,954	$3,344,740	$23,446,808

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

Year ended December 31, 2013

	Principal	Principal
	LifeTime	LifeTime
	2030	2040
	Class 1	Class 1
	Division	Division
Investment income (loss)
Income:
Dividends	$1,336,672	$198,883

Expenses:
Mortality and expense risks	853,299	156,635
Administrative charges	41,583	7,781
Separate account rider charges	64,963	10,530
Net investment income (loss)	376,827	23,937

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	924,780	158,490
Capital gains distributions	338,414	—
Total realized gains (losses) on investments	1,263,194	158,490

Change in net unrealized appreciation or depreciation of
investments	9,357,480	2,183,099

Net gains (losses) on investments	10,997,501	2,365,526

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	$10,997,501	$2,365,526

See accompanying notes.

			SAM	SAM	SAM	SAM
Principal		SAM	Conservative	Conservative	Flexible	Strategic
LifeTime	Real Estate	Balanced	Balanced	Growth	Income	Growth
2050	Securities	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Class 1	Class 1	Class 1	Class 1	Class 1	Class 1	Class 1
Division	Division	Division	Division	Division	Division	Division

$116,785	$998,394	$18,361,257	$4,944,638	$1,429,712	$6,474,168	$725,559

91,353	976,394	9,385,574	2,146,344	968,718	2,350,952	626,055
4,550	27,848	452,716	100,867	45,061	99,938	29,404
7,477	50,916	490,092	131,975	85,666	161,572	67,100
13,405	(56,764)	8,032,875	2,565,452	330,267	3,861,706	3,000

44,470	1,306,500	15,276,759	5,956,939	2,286,381	7,806,237	1,108,086
—	—	8,948,529	1,768,404	—	2,436,903	—
44,470	1,306,500	24,225,288	7,725,343	2,286,381	10,243,140	1,108,086

1,416,208	894,250	79,238,189	6,022,942	12,434,806	(2,827,391)	10,293,258

1,474,083	2,143,986	111,496,352	16,313,737	15,051,454	11,277,455	11,404,344

—	—	—	—	—	—	—

$1,474,083	$2,143,986	$111,496,352	$16,313,737	$15,051,454	$11,277,455	$11,404,344

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

Year ended December 31, 2013

	Short-Term	SmallCap
	Income	Blend
	Class 1	Class 1
	Division	Division
Investment income (loss)
Income:
Dividends	$2,999,080	$100,622

Expenses:
Mortality and expense risks	1,991,975	369,597
Administrative charges	85,799	6,555
Separate account rider charges	143,504	4,725
Net investment income (loss)	777,802	(280,255)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	1,251,473	1,474,158
Capital gains distributions	—	—
Total realized gains (losses) on investments	1,251,473	1,474,158

Change in net unrealized appreciation or depreciation of
investments	(2,420,046)	10,375,393

Net gains (losses) on investments	(390,771)	11,569,296

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	$(390,771)	$11,569,296

See accompanying notes.

					Van Eck
		T. Rowe Price	T. Rowe Price	Templeton	Global
SmallCap	SmallCap	Blue Chip	Health	Growth	Hard Assets
Growth II	Value I	Growth	Sciences	Securities	Service
Class 1	Class 1	Portfolio II	Portfolio II	Class 2	Class
Division	Division	Division	Division	Division	Division

$—	$851,948	$—	$—	$27,083	$40,372

367,892	1,013,647	119,874	212,403	8,708	102,085
10,830	37,733	6,556	12,360	—	4,422
13,155	64,182	7,986	21,453	—	6,117
(391,877)	(263,614)	(134,416)	(246,216)	18,375	(72,252)

1,265,464	3,523,697	742,074	1,580,886	17,674	(573,782)
—	—	—	859,798	—	156,511
1,265,464	3,523,697	742,074	2,440,684	17,674	(417,271)

10,184,722	22,658,070	2,585,049	4,258,517	236,298	1,189,309

11,058,309	25,918,153	3,192,707	6,452,985	272,347	699,786

—	—	—	—	—	—

$11,058,309	$25,918,153	$3,192,707	$6,452,985	$272,347	$699,786

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets

	Years ended December 31, 2013 and 2012, except as noted

	AllianceBernstein
	Small Cap
	Growth
	Class A
	Division
	2013	2012
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(74,085)	$(62,154)
Total realized gains (losses) on investments	939,697	559,171
Change in net unrealized appreciation or depreciation of investments	953,491	19,940
Net gains (losses) from investments	1,819,103	516,957

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	1,819,103	516,957

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	1,367,497	1,923,650
Administration charges	(697)	(486)
Contingent sales charges	(4,681)	(2,237)
Contract terminations	(329,539)	(93,744)
Death benefit payments	—	—
Flexible withdrawal option payments	(19,931)	(19,452)
Transfers to other contracts	(796,987)	(2,360,395)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	215,662	(552,664)
Total increase (decrease)	2,034,765	(35,707)

Net assets at beginning of period	4,147,988	4,183,695
Net assets at end of period	$6,182,753	$4,147,988

(1) Commenced operations May 20, 2013.

See accompanying notes.

	American		American
AllianceBernstein	Century VP		Century VP
Small/Mid Cap	Income &		Inflation
Value	Growth		Protection
Class A	Class I		Class II
Division (1)	Division		Division
2013	2013	2012	2013	2012

$(2,783)	$139,876	$111,890	$155,755	$943,370
10,666	566,865	125,196	4,336,669	3,533,562
65,455	3,377,547	1,459,859	(12,950,643)	671,859
73,338	4,084,288	1,696,945	(8,458,219)	5,148,791

—	—	—	—	—

73,338	4,084,288	1,696,945	(8,458,219)	5,148,791

1,018,060	2,135,473	1,703,575	25,339,967	17,887,469
—	(1,855)	(2,210)	(438,184)	(626,414)
(4)	(3,559)	(5,118)	(90,331)	(86,777)
(887)	(1,879,657)	(1,795,709)	(6,359,227)	(3,637,068)
—	(74,554)	(273,576)	(303,050)	(407,407)
(1,324)	(181,392)	(198,916)	(2,108,167)	(2,124,307)
(13,851)	(1,838,559)	(1,838,022)	(17,902,858)	(9,764,779)
—	—	—	—	—
1,001,994	(1,844,103)	(2,409,976)	(1,861,850)	1,240,717
1,075,332	2,240,185	(713,031)	(10,320,069)	6,389,508

—	12,745,236	13,458,267	89,160,072	82,770,564
$1,075,332	$14,985,421	$12,745,236	$78,840,003	$89,160,072

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years ended December 31, 2013 and 2012, except as noted

	American
	Century VP
	MidCap
	Value
	Class II
	Division
	2013	2012
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(9,838)	$13,063
Total realized gains (losses) on investments	230,648	92,641
Change in net unrealized appreciation or depreciation of investments	548,170	184,917
Net gains (losses) from investments	768,980	290,621

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	768,980	290,621

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	2,001,893	1,832,419
Administration charges	(321)	(250)
Contingent sales charges	(3,785)	(896)
Contract terminations	(450,282)	(179,701)
Death benefit payments	(5,577)	(2,610)
Flexible withdrawal option payments	(19,048)	(9,912)
Transfers to other contracts	(1,069,551)	(1,113,906)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	453,329	525,144
Total increase (decrease)	1,222,309	815,765

Net assets at beginning of period	2,592,206	1,776,441
Net assets at end of period	$3,814,515	$2,592,206

See accompanying notes.

American		American		American
Century VP		Century VP		Century VP
Ultra		Ultra		Value
Class I		Class II		Class II
Division		Division		Division
2013	2012	2013	2012	2013	2012

$(28,477)	$(54,260)	$(575,059)	$(789,329)	$34,980	$76,580
296,679	144,995	4,590,171	1,157,043	109,311	(935,375)
900,103	378,505	12,826,675	6,537,287	4,970,892	3,361,937
1,168,305	469,240	16,841,787	6,905,001	5,115,183	2,503,142

—	—	—	—	—	—

1,168,305	469,240	16,841,787	6,905,001	5,115,183	2,503,142

511,488	1,008,607	5,026,808	5,647,056	2,765,007	3,293,141
(607)	(905)	(347,785)	(486,103)	(3,991)	(5,561)
(1,007)	(2,054)	(64,968)	(61,512)	(6,457)	(8,741)
(513,202)	(686,201)	(4,573,711)	(2,578,131)	(3,291,486)	(2,920,457)
(34,953)	(21,126)	(167,401)	(272,143)	(133,904)	(89,778)
(61,911)	(62,938)	(1,501,761)	(1,439,836)	(215,425)	(224,258)
(684,119)	(982,051)	(16,186,129)	(8,678,782)	(3,389,138)	(4,597,608)
—	—	—	—	—	—
(784,311)	(746,668)	(17,814,947)	(7,869,451)	(4,275,394)	(4,553,262)
383,994	(277,428)	(973,160)	(964,450)	839,789	(2,050,120)

3,715,525	3,992,953	55,371,648	56,336,098	18,873,383	20,923,503
$4,099,519	$3,715,525	$54,398,488	$55,371,648	$19,713,172	$18,873,383

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years ended December 31, 2013 and 2012, except as noted

	American
	Century VP
	Vista
	Class I
	Division
	2013	2012
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(38,712)	$(36,627)
Total realized gains (losses) on investments	112,367	61,302
Change in net unrealized appreciation or depreciation of investments	568,574	299,208
Net gains (losses) from investments	642,229	323,883

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	642,229	323,883

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	241,162	834,319
Administration charges	(1,678)	(1,971)
Contingent sales charges	(1,746)	(2,575)
Contract terminations	(122,896)	(107,921)
Death benefit payments	—	(31,685)
Flexible withdrawal option payments	(16,939)	(16,802)
Transfers to other contracts	(310,919)	(986,920)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	(213,016)	(313,555)
Total increase (decrease)	429,213	10,328

Net assets at beginning of period	2,328,447	2,318,119
Net assets at end of period	$2,757,660	$2,328,447

(1) Commenced operations May 20, 2013.

See accompanying notes.

		Bond &		Delaware
		Mortgage		Small Cap
Balanced		Securities		Value
Class 1		Class 1		Service Class
Division		Division		Division (1)
2013	2012	2013	2012	2013

$204,517	$301,372	$4,196,792	$5,849,477	$(942)
840,371	117,601	(797,542)	(87,378)	129
4,978,572	3,712,405	(8,309,052)	8,531,969	18,467
6,023,460	4,131,378	(4,909,802)	14,294,068	17,654

—	—	—	—	—

6,023,460	4,131,378	(4,909,802)	14,294,068	17,654

2,864,886	3,297,805	39,895,677	44,413,994	254,157
(13,980)	(16,994)	(529,368)	(748,025)	—
(8,253)	(11,110)	(157,531)	(183,605)	(11)
(5,024,275)	(4,131,652)	(25,488,711)	(22,081,199)	(763)
(709,236)	(571,032)	(1,190,731)	(1,826,565)	—
(625,647)	(669,924)	(4,632,691)	(5,027,970)	(94)
(1,867,013)	(2,940,483)	(37,560,967)	(28,298,451)	(8,878)
—	—	—	—	—
(5,383,518)	(5,043,390)	(29,664,322)	(13,751,821)	244,411
639,942	(912,012)	(34,574,124)	542,247	262,065

35,866,728	36,778,740	236,260,267	235,718,020	—
$36,506,670	$35,866,728	$201,686,143	$236,260,267	$262,065

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years ended December 31, 2013 and 2012, except as noted

	Diversified
	Balanced
	Class 2
	Division
	2013	2012
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(7,452,555)	$(1,417,807)
Total realized gains (losses) on investments	13,272,702	967,046
Change in net unrealized appreciation or depreciation of investments	71,783,424	33,770,850
Net gains (losses) from investments	77,603,571	33,320,089

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	77,603,571	33,320,089

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	271,823,146	253,062,913
Administration charges	(6,857,010)	(5,116,414)
Contingent sales charges	(225,064)	(261,047)
Contract terminations	(15,802,606)	(10,944,991)
Death benefit payments	(1,817,652)	(1,044,504)
Flexible withdrawal option payments	(7,121,027)	(3,935,173)
Transfers to other contracts	(42,819,384)	(15,184,303)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	197,180,403	216,576,481
Total increase (decrease)	274,783,974	249,896,570

Net assets at beginning of period	581,719,623	331,823,053
Net assets at end of period	$856,503,597	$581,719,623

(1) Commenced operations December 2, 2013.

See accompanying notes.

Diversified			Diversified
Balanced	Diversified		Growth
Managed Volatility	Growth		Managed Volatility
Class 2	Class 2		Class 2
Division (1)	Division		Division (1)
2013	2013	2012	2013

$(442)	$(15,136,825)	$(4,153,572)	$(1,624)
2	17,790,727	1,524,608	1,546
7,207	248,211,765	91,137,012	46,239
6,767	250,865,667	88,508,048	46,161

—	—	—	—

6,767	250,865,667	88,508,048	46,161

870,582	835,748,039	451,649,600	3,935,060
(461)	(15,808,785)	(11,044,949)	(2,022)
—	(503,201)	(401,138)	—
—	(35,377,246)	(16,813,330)	—
—	(3,080,922)	(1,070,536)	—
—	(10,994,748)	(6,231,910)	—
(15)	(37,206,902)	(33,413,970)	(249)
—	—	—	—
870,106	732,776,235	382,673,767	3,932,789
876,873	983,641,902	471,181,815	3,978,950

—	1,218,656,117	747,474,302	—
$876,873	$2,202,298,019	$1,218,656,117	$3,978,950

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years ended December 31, 2013 and 2012, except as noted

	Diversified
	Income
	Class 2
	Division (2)
	2013	2012
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(1,028,146)	$(138,421)
Total realized gains (losses) on investments	930,170	12,567
Change in net unrealized appreciation or depreciation of investments	5,186,608	580,794
Net gains (losses) from investments	5,088,632	454,940

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	5,088,632	454,940

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	81,818,875	58,722,517
Administration charges	(773,702)	(146,547)
Contingent sales charges	(48,957)	(18,006)
Contract terminations	(3,446,527)	(754,701)
Death benefit payments	(24,240)	(12,650)
Flexible withdrawal option payments	(835,855)	(113,025)
Transfers to other contracts	(24,488,064)	(3,342,008)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	52,201,530	54,335,580
Total increase (decrease)	57,290,162	54,790,520

Net assets at beginning of period	54,790,520	—
Net assets at end of period	$112,080,682	$54,790,520

(1) Commenced operations May 20, 2013.
(2) Commenced operations May 21, 2012.

See accompanying notes.

		Dreyfus IP		DWS
Diversified		Technology		Small Mid
International		Growth		Cap Value
Class 1		Service Shares		Class B
Division		Division		Division (1)
2013	2012	2013	2012	2013

$2,740,914	$1,452,145	$(53,308)	$(44,122)	$(578)
(3,372,412)	(8,466,311)	167,341	182,268	(5)
29,465,643	35,690,556	901,028	189,626	13,077
28,834,145	28,676,390	1,015,061	327,772	12,494

—	—	—	—	—

28,834,145	28,676,390	1,015,061	327,772	12,494

16,841,519	21,533,398	1,364,853	1,238,410	147,241
(152,518)	(196,108)	(294)	(521)	—
(108,428)	(117,667)	(3,814)	(2,476)	—
(22,904,761)	(19,779,981)	(268,507)	(103,794)	—
(724,731)	(945,036)	—	(10,607)	—
(1,814,928)	(1,960,709)	(31,369)	(26,477)	—
(19,304,059)	(27,583,071)	(770,783)	(847,966)	(13,314)
—	—	—	—	—
(28,167,906)	(29,049,174)	290,086	246,569	133,927
666,239	(372,784)	1,305,147	574,341	146,421

182,348,748	182,721,532	3,299,901	2,725,560	—
$183,014,987	$182,348,748	$4,605,048	$3,299,901	$146,421

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years ended December 31, 2013 and 2012, except as noted

	Equity
	Income
	Class 1
	Division
	2013	2012
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$4,900,116	$4,761,926
Total realized gains (losses) on investments	5,435,449	(6,174,959)
Change in net unrealized appreciation or depreciation of investments	56,391,519	32,945,898
Net gains (losses) from investments	66,727,084	31,532,865

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	66,727,084	31,532,865

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	34,160,205	24,933,966
Administration charges	(1,205,871)	(1,675,810)
Contingent sales charges	(259,977)	(274,031)
Contract terminations	(25,890,673)	(18,724,217)
Death benefit payments	(1,497,481)	(1,649,422)
Flexible withdrawal option payments	(6,334,731)	(6,205,584)
Transfers to other contracts	(55,096,787)	(36,163,630)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	(56,125,315)	(39,758,728)
Total increase (decrease)	10,601,769	(8,225,863)

Net assets at beginning of period	282,998,065	291,223,928
Net assets at end of period	$293,599,834	$282,998,065

See accompanying notes.

Fidelity VIP		Fidelity VIP		Fidelity VIP
Contrafund		Contrafund		Equity-Income
Service		Service		Service
Class		Class 2		Class 2
Division		Division		Division
2013	2012	2013	2012	2013	2012

$(175,397)	$(66,994)	$(323,190)	$(129,657)	$330,337	$542,984
1,496,741	2,312	535,422	(907,253)	2,460,377	1,246,772
11,345,847	7,190,520	13,331,309	7,727,861	6,221,646	3,723,990
12,667,191	7,125,838	13,543,541	6,690,951	9,012,360	5,513,746

—	—	—	—	—	—

12,667,191	7,125,838	13,543,541	6,690,951	9,012,360	5,513,746

3,900,598	4,515,846	6,028,034	6,098,369	5,669,130	7,803,257
(10,810)	(13,848)	(145,409)	(193,262)	(7,870)	(10,611)
(14,910)	(21,565)	(49,561)	(51,866)	(26,544)	(28,513)
(7,600,179)	(7,205,241)	(3,489,034)	(2,173,871)	(6,216,860)	(4,901,001)
(194,550)	(483,192)	(65,325)	(221,063)	(169,676)	(197,594)
(527,386)	(582,195)	(782,597)	(711,683)	(407,039)	(431,366)
(4,327,259)	(6,971,052)	(8,374,845)	(7,043,415)	(5,098,409)	(8,586,085)
—	—	—	—	—	—
(8,774,496)	(10,761,247)	(6,878,737)	(4,296,791)	(6,257,268)	(6,351,913)
3,892,695	(3,635,409)	6,664,804	2,394,160	2,755,092	(838,167)

47,182,903	50,818,312	49,174,925	46,780,765	36,953,265	37,791,432
$51,075,598	$47,182,903	$55,839,729	$49,174,925	$39,708,357	$36,953,265

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years ended December 31, 2013 and 2012, except as noted

	Fidelity VIP
	Growth
	Service
	Class
	Division
	2013	2012
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(169,084)	$(126,170)
Total realized gains (losses) on investments	457,357	(23,284)
Change in net unrealized appreciation or depreciation of investments	4,285,177	2,064,345
Net gains (losses) from investments	4,573,450	1,914,891

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	4,573,450	1,914,891

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	1,182,465	1,667,924
Administration charges	(3,137)	(4,059)
Contingent sales charges	(4,095)	(5,969)
Contract terminations	(2,087,351)	(1,994,226)
Death benefit payments	(123,544)	(149,796)
Flexible withdrawal option payments	(146,602)	(152,454)
Transfers to other contracts	(1,301,322)	(1,652,626)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	(2,483,586)	(2,291,206)
Total increase (decrease)	2,089,864	(376,315)

Net assets at beginning of period	14,547,527	14,923,842
Net assets at end of period	$16,637,391	$14,547,527

See accompanying notes.

Fidelity VIP		Fidelity VIP		Fidelity VIP
Growth		Mid Cap		Overseas
Service		Service		Service
Class 2		Class 2		Class 2
Division		Division		Division
2013	2012	2013	2012	2013	2012

$(108,034)	$(78,469)	$(141,028)	$(108,914)	$(162,246)	$174,676
307,658	213,028	2,206,907	892,370	(1,000,217)	(2,336,625)
1,986,013	716,521	1,625,887	536,705	12,489,974	9,907,707
2,185,637	851,080	3,691,766	1,320,161	11,327,511	7,745,758

—	—	—	—	—	—

2,185,637	851,080	3,691,766	1,320,161	11,327,511	7,745,758

1,182,478	1,378,758	3,437,254	1,312,494	4,762,307	4,543,725
(1,216)	(1,354)	(1,425)	(1,027)	(195,191)	(269,518)
(10,047)	(13,178)	(11,827)	(16,439)	(50,954)	(56,498)
(707,295)	(552,343)	(832,639)	(688,989)	(3,587,130)	(2,368,008)
(28,359)	(41,586)	(7,359)	(15,222)	(185,766)	(192,853)
(27,687)	(21,995)	(85,440)	(73,494)	(841,138)	(816,918)
(913,419)	(1,542,301)	(1,721,737)	(1,414,927)	(9,527,285)	(5,673,641)
—	—	—	—	—	—
(505,545)	(793,999)	776,827	(897,604)	(9,625,157)	(4,833,711)
1,680,092	57,081	4,468,593	422,557	1,702,354	2,912,047

6,665,791	6,608,710	10,854,865	10,432,308	44,059,681	41,147,634
$8,345,883	$6,665,791	$15,323,458	$10,854,865	$45,762,035	$44,059,681

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years ended December 31, 2013 and 2012, except as noted

	Franklin
	Small Cap
	Value Securities
	Class 2
	Division
	2013	2012
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(4,820)	$(11,547)
Total realized gains (losses) on investments	239,390	(31,930)
Change in net unrealized appreciation or depreciation of investments	515,433	307,205
Net gains (losses) from investments	750,003	263,728

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	750,003	263,728

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	2,014,923	1,451,939
Administration charges	(226)	(310)
Contingent sales charges	(1,820)	(2,075)
Contract terminations	(128,714)	(86,990)
Death benefit payments	—	—
Flexible withdrawal option payments	(4,916)	(4,626)
Transfers to other contracts	(1,125,032)	(1,357,287)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	754,215	651
Total increase (decrease)	1,504,218	264,379

Net assets at beginning of period	1,990,229	1,725,850
Net assets at end of period	$3,494,447	$1,990,229

See accompanying notes.

Goldman Sachs		Goldman Sachs		Government
VIT Mid Cap		VIT Structured		& High
Value		Small Cap		Quality
Service		Equity Service		Bond
Class I		Class I		Class 1
Division		Division		Division
2013	2012	2013	2012	2013	2012

$(108,492)	$(48,822)	$(30,338)	$(15,225)	$4,471,980	$5,305,181
1,786,824	(163,901)	1,376,492	(75,367)	304,154	1,074,171
2,866,707	2,689,432	545,201	759,282	(9,029,643)	(1,344,323)
4,545,039	2,476,709	1,891,355	668,690	(4,253,509)	5,035,029

—	—	—	—	—	—

4,545,039	2,476,709	1,891,355	668,690	(4,253,509)	5,035,029

2,340,951	659,910	1,098,323	767,968	27,222,387	45,412,625
(1,727)	(2,072)	(151)	(262)	(254,016)	(350,677)
(22,397)	(28,129)	(8,533)	(5,926)	(91,407)	(143,461)
(1,577,057)	(1,178,957)	(600,708)	(248,375)	(20,550,032)	(22,297,945)
(55,533)	(36,235)	(11,729)	(10,315)	(1,338,626)	(1,453,922)
(121,185)	(105,462)	(44,986)	(42,495)	(3,905,842)	(4,416,644)
(2,810,600)	(1,530,048)	(1,027,668)	(1,445,512)	(33,050,827)	(23,485,202)
—	—	—	—	—	—
(2,247,548)	(2,220,993)	(595,452)	(984,917)	(31,968,363)	(6,735,226)
2,297,491	255,716	1,295,903	(316,227)	(36,221,872)	(1,700,197)

15,717,553	15,461,837	5,867,822	6,184,049	196,165,851	197,866,048
$18,015,044	$15,717,553	$7,163,725	$5,867,822	$159,943,979	$196,165,851

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years ended December 31, 2013 and 2012, except as noted

	International
	Emerging
	Markets
	Class 1
	Division
	2013	2012
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$773,585	$(42,539)
Total realized gains (losses) on investments	(786,418)	(1,369,514)
Change in net unrealized appreciation or depreciation of investments	(4,916,429)	16,145,458
Net gains (losses) from investments	(4,929,262)	14,733,405

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	(4,929,262)	14,733,405

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	16,654,206	16,975,686
Administration charges	(11,881)	(19,458)
Contingent sales charges	(62,021)	(77,868)
Contract terminations	(9,994,501)	(8,125,276)
Death benefit payments	(241,483)	(282,037)
Flexible withdrawal option payments	(505,137)	(571,301)
Transfers to other contracts	(12,234,290)	(16,983,170)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	(6,395,107)	(9,083,424)
Total increase (decrease)	(11,324,369)	5,649,981

Net assets at beginning of period	86,312,796	80,662,815
Net assets at end of period	$74,988,427	$86,312,796

(1) Represented the operations of Invesco Van Kampen American Franchise Series I Division until May 20, 2013.
(2) Commenced operations April 27, 2012.

See accompanying notes.

Invesco				Invesco
American		Invesco		Global
Franchise		Core Equity		Health Care
Series I		Series I		Series I
Division (1) (2)		Division		Division
2013	2012	2013	2012	2013	2012

$(39,680)	$(40,161)	$14,885	$(76,018)	$(55,346)	$(94,378)
114,082	(35,386)	1,222,944	519,049	803,614	259,492
1,455,481	(107,457)	4,405,622	2,310,920	2,224,613	1,086,911
1,529,883	(183,004)	5,643,451	2,753,951	2,972,881	1,252,025

—	—	—	—	—	—

1,529,883	(183,004)	5,643,451	2,753,951	2,972,881	1,252,025

299,690	5,502,144	969,204	1,421,544	3,331,626	1,781,178
(1,069)	(821)	(5,476)	(6,595)	(2,339)	(2,941)
(1,233)	(1,076)	(6,088)	(8,663)	(2,482)	(2,224)
(628,479)	(359,493)	(3,103,624)	(2,894,531)	(1,265,387)	(742,957)
(55,717)	(32,023)	(163,999)	(141,112)	(55,203)	(55,583)
(49,643)	(45,252)	(322,660)	(347,939)	(132,761)	(121,126)
(365,709)	(448,077)	(1,651,257)	(1,975,526)	(1,914,008)	(1,312,310)
—	—	—	—	—	—
(802,160)	4,615,402	(4,283,900)	(3,952,822)	(40,554)	(455,963)
727,723	4,432,398	1,359,551	(1,198,871)	2,932,327	796,062

4,432,398	—	22,263,224	23,462,095	7,546,745	6,750,683
$5,160,121	$4,432,398	$23,622,775	$22,263,224	$10,479,072	$7,546,745

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years ended December 31, 2013 and 2012, except as noted

	Invesco
	International
	Growth
	Series I
	Division
	2013	2012
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(964)	$22,269
Total realized gains (losses) on investments	163,042	81,543
Change in net unrealized appreciation or depreciation of investments	1,131,331	745,234
Net gains (losses) from investments	1,293,409	849,046

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	1,293,409	849,046

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	2,695,801	1,891,865
Administration charges	(24,600)	(30,337)
Contingent sales charges	(4,706)	(4,875)
Contract terminations	(331,272)	(204,319)
Death benefit payments	(19,991)	(6,281)
Flexible withdrawal option payments	(55,607)	(56,732)
Transfers to other contracts	(1,698,586)	(1,270,871)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	561,039	318,450
Total increase (decrease)	1,854,448	1,167,496

Net assets at beginning of period	6,998,936	5,831,440
Net assets at end of period	$8,853,384	$6,998,936

(1) Represented the operations of Invesco Van Kampen MidCap Growth Series I Division until May 20, 2013.
(2) Commenced operations April 27, 2012.

See accompanying notes.

Invesco		Invesco
MidCap		Small Cap		Invesco
Growth		Equity		Technology
Series I		Series I		Series I
Division (1) (2)		Division		Division
2013	2012	2013	2012	2013	2012

$(14,072)	$(16,870)	$(130,668)	$(116,526)	$(42,645)	$(49,958)
(120,251)	(880,832)	982,539	403,325	654,013	458,761
589,044	825,958	2,058,859	732,083	82,670	(73,421)
454,721	(71,744)	2,910,730	1,018,882	694,038	335,382

—	—	—	—	—	—

454,721	(71,744)	2,910,730	1,018,882	694,038	335,382

372,542	2,346,273	2,023,949	2,028,504	679,213	1,222,081
(330)	(207)	(11,817)	(14,194)	(354)	(494)
(837)	(369)	(6,105)	(5,695)	(838)	(1,595)
(426,668)	(123,201)	(974,488)	(585,956)	(427,236)	(532,772)
(2,398)	(44,143)	(20,190)	(76,214)	(2,639)	(81,705)
(14,499)	(13,300)	(93,222)	(81,709)	(27,379)	(32,065)
(299,762)	(504,021)	(1,707,831)	(2,556,318)	(839,748)	(1,149,209)
—	—	—	—	—	—
(371,952)	1,661,032	(789,704)	(1,291,582)	(618,981)	(575,759)
82,769	1,589,288	2,121,026	(272,700)	75,057	(240,377)

1,589,288	—	8,501,670	8,774,370	3,350,478	3,590,855
$1,672,057	$1,589,288	$10,622,696	$8,501,670	$3,425,535	$3,350,478

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years ended December 31, 2013 and 2012, except as noted

	Invesco
	Value
	Opportunities
	Series I
	Division (1)
	2013	2012
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$2,014	$3,853
Total realized gains (losses) on investments	335,007	256,615
Change in net unrealized appreciation or depreciation of investments	1,099,438	410,721
Net gains (losses) from investments	1,436,459	671,189

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	1,436,459	671,189

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	931,326	1,114,249
Administration charges	(20,514)	(24,790)
Contingent sales charges	(4,315)	(5,465)
Contract terminations	(303,766)	(229,047)
Death benefit payments	(7,806)	—
Flexible withdrawal option payments	(63,298)	(47,511)
Transfers to other contracts	(884,264)	(1,291,324)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	(352,637)	(483,888)
Total increase (decrease)	1,083,822	187,301

Net assets at beginning of period	4,582,115	4,394,814
Net assets at end of period	$5,665,937	$4,582,115

(1) Represented the operations of Invesco Van Kampen Value Opportunities Series I Division until May 20, 2013.

See accompanying notes.

Janus Aspen		LargeCap		LargeCap
Enterprise		Blend II		Growth
Service Shares		Class 1		Class 1
Division		Division		Division
2013	2012	2013	2012	2013	2012

$(87,817)	$(123,898)	$9,129	$(123,908)	$101,618	$(475,533)
1,023,234	810,165	(1,917,902)	(7,684,322)	3,119,062	1,236,159
1,599,808	712,378	37,257,959	25,976,889	11,305,021	6,433,431
2,535,225	1,398,645	35,349,186	18,168,659	14,525,701	7,194,057

—	—	—	—	—	—

2,535,225	1,398,645	35,349,186	18,168,659	14,525,701	7,194,057

1,097,137	1,136,342	10,616,163	14,413,547	5,967,596	6,833,009
(2,697)	(3,215)	(436,445)	(604,711)	(41,114)	(48,663)
(3,029)	(3,368)	(114,829)	(138,459)	(21,715)	(23,556)
(1,544,086)	(1,125,394)	(13,896,972)	(12,251,127)	(8,453,832)	(6,764,569)
(51,440)	(72,381)	(515,086)	(814,451)	(351,611)	(804,109)
(58,803)	(74,788)	(2,543,032)	(2,541,864)	(663,757)	(677,517)
(1,125,140)	(1,735,951)	(25,390,625)	(23,417,674)	(3,452,788)	(5,461,797)
—	—	—	—	—	—
(1,688,058)	(1,878,755)	(32,280,826)	(25,354,739)	(7,017,221)	(6,947,202)
847,167	(480,110)	3,068,360	(7,186,080)	7,508,480	246,855

9,083,402	9,563,512	132,633,013	139,819,093	48,013,420	47,766,565
$9,930,569	$9,083,402	$135,701,373	$132,633,013	$55,521,900	$48,013,420

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years ended December 31, 2013 and 2012, except as noted

	LargeCap
	Growth I
	Class 1
	Division
	2013	2012
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(958,234)	$(1,243,764)
Total realized gains (losses) on investments	9,638,907	4,691,008
Change in net unrealized appreciation or depreciation of investments	22,384,228	10,727,581
Net gains (losses) from investments	31,064,901	14,174,825

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	31,064,901	14,174,825

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	8,351,296	8,858,844
Administration charges	(36,084)	(43,855)
Contingent sales charges	(37,032)	(47,030)
Contract terminations	(12,445,589)	(10,725,083)
Death benefit payments	(621,243)	(569,735)
Flexible withdrawal option payments	(975,229)	(1,032,727)
Transfers to other contracts	(7,967,738)	(11,016,041)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	(13,731,619)	(14,575,627)
Total increase (decrease)	17,333,282	(400,802)

Net assets at beginning of period	97,184,508	97,585,310
Net assets at end of period	$114,517,790	$97,184,508

(1) Commenced operations May 20, 2013.

See accompanying notes.

LargeCap
S&P 500		LargeCap		MFS VIT
Index		Value		New Discovery
Class 1		Class 1		Service Class
Division		Division		Division (1)
2013	2012	2013	2012	2013

$(69,089)	$(196,956)	$1,185,391	$50,020	$(2,063)
4,518,457	1,891,828	1,162,324	(2,833,319)	2,968
20,455,869	10,175,493	20,967,543	16,267,615	42,211
24,905,237	11,870,365	23,315,258	13,484,316	43,116

—	—	—	—	—

24,905,237	11,870,365	23,315,258	13,484,316	43,116

12,730,081	12,672,605	8,208,233	8,785,185	647,917
(84,151)	(106,357)	(87,281)	(108,424)	—
(50,840)	(71,338)	(31,891)	(33,451)	(38)
(10,199,220)	(9,846,187)	(10,078,969)	(9,320,291)	(2,642)
(409,167)	(440,489)	(777,249)	(961,477)	(6,731)
(1,291,000)	(1,257,399)	(1,257,940)	(1,314,588)	(1,398)
(10,239,324)	(15,069,967)	(8,094,644)	(9,442,537)	(82,048)
—	—	—	—	—
(9,543,621)	(14,119,132)	(12,119,741)	(12,395,583)	555,060
15,361,616	(2,248,767)	11,195,517	1,088,733	598,176

85,827,761	88,076,528	84,329,851	83,241,118	—
$101,189,377	$85,827,761	$95,525,368	$84,329,851	$598,176

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years ended December 31, 2013 and 2012, except as noted

	MFS VIT
	Utilities
	Service Class
	Division
	2013	2012
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$46,295	$250,681
Total realized gains (losses) on investments	443,292	19,598
Change in net unrealized appreciation or depreciation of investments	632,778	228,909
Net gains (losses) from investments	1,122,365	499,188

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	1,122,365	499,188

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	5,465,498	3,299,862
Administration charges	(828)	(805)
Contingent sales charges	(7,742)	(7,428)
Contract terminations	(545,050)	(311,313)
Death benefit payments	(8,606)	—
Flexible withdrawal option payments	(63,208)	(41,064)
Transfers to other contracts	(2,655,613)	(1,357,168)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	2,184,451	1,582,084
Total increase (decrease)	3,306,816	2,081,272

Net assets at beginning of period	5,323,951	3,242,679
Net assets at end of period	$8,630,767	$5,323,951

(1) Represented the operations of MidCap Blend Class 1 Division until May 20, 2013.

See accompanying notes.

MFS VIT				Money
Value		MidCap		Market
Service Class		Class 1		Class 1
Division		Division (1)		Division
2013	2012	2013	2012	2013	2012

$(11,220)	$(475)	$525,502	$(1,585,630)	$(898,986)	$(1,131,698)
255,574	87,623	41,359,521	17,121,613	—	138
755,665	143,116	67,513,872	44,578,942	—	(144)
1,000,019	230,264	109,398,895	60,114,925	(898,986)	(1,131,704)

—	—	—	—	—	—

1,000,019	230,264	109,398,895	60,114,925	(898,986)	(1,131,704)

2,942,627	1,065,520	40,410,092	38,208,326	87,369,403	73,969,048
(60)	(60)	(561,585)	(747,111)	(66,155)	(93,556)
(2,882)	(1,712)	(214,158)	(231,826)	(106,511)	(178,648)
(202,882)	(71,764)	(42,382,256)	(33,086,783)	(25,396,285)	(25,855,076)
—	—	(1,790,109)	(2,117,664)	(719,282)	(590,974)
(39,250)	(14,283)	(5,028,529)	(4,888,634)	(1,449,537)	(1,941,134)
(1,241,696)	(718,977)	(50,370,748)	(49,957,338)	(74,100,192)	(64,856,985)
—	—	—	—	—	—
1,455,857	258,724	(59,937,293)	(52,821,030)	(14,468,559)	(19,547,325)
2,455,876	488,988	49,461,602	7,293,895	(15,367,545)	(20,679,029)

1,986,587	1,497,599	362,857,454	355,563,559	81,006,901	101,685,930
$4,442,463	$1,986,587	$412,319,056	$362,857,454	$65,639,356	$81,006,901

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years ended December 31, 2013 and 2012, except as noted

	Neuberger
	Berman AMT
	Large Cap
	Value
	I Class
	Division
	2013	2012
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(18,316)	$(48,123)
Total realized gains (losses) on investments	368,928	(401,582)
Change in net unrealized appreciation or depreciation of investments	1,032,904	1,125,337
Net gains (losses) from investments	1,383,516	675,632

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	1,383,516	675,632

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	849,016	1,023,060
Administration charges	(1,103)	(1,439)
Contingent sales charges	(12,382)	(10,693)
Contract terminations	(871,697)	(448,177)
Death benefit payments	—	(766)
Flexible withdrawal option payments	(43,473)	(44,047)
Transfers to other contracts	(1,177,530)	(518,378)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	(1,257,169)	(440)
Total increase (decrease)	126,347	675,192

Net assets at beginning of period	5,316,857	4,641,665
Net assets at end of period	$5,443,204	$5,316,857

(1) Commenced operations May 20, 2013.

See accompanying notes.

Neuberger		Neuberger
Berman AMT		Berman AMT		Oppenheimer
Small-Cap		Socially		Main Street
Growth		Responsive		Small Cap
S Class		I Class		Service Shares
Division		Division		Division (1)
2013	2012	2013	2012	2013

$(51,137)	$(45,600)	$(53,322)	$(73,490)	$(1,223)
402,088	(12,931)	902,466	4,408	2,201
890,343	290,020	1,328,000	663,817	22,922
1,241,294	231,489	2,177,144	594,735	23,900

—	—	—	—	—

1,241,294	231,489	2,177,144	594,735	23,900

705,642	369,273	1,068,352	505,590	398,977
(5,068)	(6,367)	(31,812)	(41,118)	(42)
(4,753)	(5,265)	(4,298)	(4,431)	(2)
(334,604)	(220,671)	(302,557)	(185,729)	(968)
(18,490)	(19,931)	(2,113)	—	—
(30,102)	(23,731)	(111,868)	(109,981)	(1,404)
(844,167)	(332,441)	(1,872,530)	(641,603)	(42,855)
—	—	—	—	—
(531,542)	(239,133)	(1,256,826)	(477,272)	353,706
709,752	(7,644)	920,318	117,463	377,606

3,038,317	3,045,961	6,518,407	6,400,944	—
$3,748,069	$3,038,317	$7,438,725	$6,518,407	$377,606

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years ended December 31, 2013 and 2012, except as noted

	PIMCO
	All Asset
	Administrative
	Class
	Division
	2013	2012
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$167,752	$159,448
Total realized gains (losses) on investments	66,220	(2,213)
Change in net unrealized appreciation or depreciation of investments	(354,729)	271,281
Net gains (losses) from investments	(120,757)	428,516

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	(120,757)	428,516

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	4,199,092	2,615,409
Administration charges	(261)	(170)
Contingent sales charges	(6,720)	(4,435)
Contract terminations	(473,104)	(185,883)
Death benefit payments	(22,206)	(21,318)
Flexible withdrawal option payments	(56,050)	(34,568)
Transfers to other contracts	(3,229,006)	(691,617)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	411,745	1,677,418
Total increase (decrease)	290,988	2,105,934

Net assets at beginning of period	4,702,787	2,596,853
Net assets at end of period	$4,993,775	$4,702,787

See accompanying notes.

PIMCO		PIMCO		Principal
High Yield		Total Return		Capital
Administrative		Administrative		Appreciation
Class		Class		Class 1
Division		Division		Division
2013	2012	2013	2012	2013	2012

$647,631	$728,487	$296,660	$401,779	$753,057	$(25,364)
390,539	28,171	238,300	860,476	2,547,961	646,686
(644,617)	1,237,308	(1,931,417)	1,100,406	407,023	551,683
393,553	1,993,966	(1,396,457)	2,362,661	3,708,041	1,173,005

—	—	—	—	—	—

393,553	1,993,966	(1,396,457)	2,362,661	3,708,041	1,173,005

11,224,100	7,497,025	8,711,032	22,700,445	3,889,231	3,701,736
(1,224)	(1,049)	(3,216)	(4,178)	(1,174)	(1,222)
(26,863)	(18,187)	(26,046)	(30,563)	(7,354)	(9,848)
(1,891,159)	(762,285)	(1,833,583)	(1,280,999)	(526,401)	(425,089)
(84,033)	(20,914)	(179,535)	(110,399)	(51,804)	(97,742)
(252,547)	(337,002)	(379,217)	(321,979)	(65,598)	(57,526)
(9,755,214)	(9,150,798)	(19,267,125)	(4,486,673)	(1,545,635)	(2,028,776)
—	—	—	—	—	—
(786,940)	(2,793,210)	(12,977,690)	16,465,654	1,691,265	1,081,533
(393,387)	(799,244)	(14,374,147)	18,828,315	5,399,306	2,254,538

14,597,244	15,396,488	45,490,450	26,662,135	11,418,044	9,163,506
$14,203,857	$14,597,244	$31,116,303	$45,490,450	$16,817,350	$11,418,044

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years ended December 31, 2013 and 2012, except as noted

	Principal
	LifeTime
	Strategic
	Income
	Class 1
	Division
	2013	2012
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$338,978	$115,724
Total realized gains (losses) on investments	(13,705)	(59,569)
Change in net unrealized appreciation or depreciation of investments	558,681	1,954,637
Net gains (losses) from investments	883,954	2,010,792

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	883,954	2,010,792

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	3,459,823	3,312,386
Administration charges	(78,752)	(107,919)
Contingent sales charges	(13,103)	(26,341)
Contract terminations	(1,234,356)	(1,526,759)
Death benefit payments	(100,283)	(121,760)
Flexible withdrawal option payments	(1,023,662)	(944,196)
Transfers to other contracts	(3,142,319)	(1,760,904)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	(2,132,652)	(1,175,493)
Total increase (decrease)	(1,248,698)	835,299

Net assets at beginning of period	25,654,344	24,819,045
Net assets at end of period	$24,405,646	$25,654,344

See accompanying notes.

Principal		Principal		Principal
LifeTime		LifeTime		LifeTime
2010		2020		2030
Class 1		Class 1		Class 1
Division		Division		Division
2013	2012	2013	2012	2013	2012

$382,630	$220,307	$1,237,782	$573,714	$376,827	$163,142
4,592	(352,620)	719,851	(1,319,056)	1,263,194	97,428
2,957,518	3,879,751	21,489,175	21,643,092	9,357,480	7,834,921
3,344,740	3,747,438	23,446,808	20,897,750	10,997,501	8,095,491

—	—	—	—	—	—

3,344,740	3,747,438	23,446,808	20,897,750	10,997,501	8,095,491

5,181,775	2,314,810	14,023,102	6,926,124	4,810,585	2,700,995
(153,508)	(226,256)	(966,812)	(1,325,593)	(361,719)	(441,905)
(30,565)	(47,540)	(124,072)	(134,570)	(57,959)	(63,344)
(2,315,306)	(2,369,467)	(9,667,525)	(7,042,181)	(4,660,680)	(3,284,622)
(244,129)	(297,172)	(2,289,224)	(515,118)	(47,718)	(270,423)
(1,205,317)	(1,118,863)	(3,583,733)	(3,431,376)	(529,267)	(456,182)
(5,617,217)	(1,695,459)	(16,417,861)	(6,766,706)	(1,841,125)	(1,168,487)
—	—	—	—	—	—
(4,384,267)	(3,439,947)	(19,026,125)	(12,289,420)	(2,687,883)	(2,983,968)
(1,039,527)	307,491	4,420,683	8,608,330	8,309,618	5,111,523

38,033,092	37,725,601	171,672,999	163,064,669	63,923,434	58,811,911
$36,993,565	$38,033,092	$176,093,682	$171,672,999	$72,233,052	$63,923,434

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years ended December 31, 2013 and 2012, except as noted

	Principal
	LifeTime
	2040
	Class 1
	Division
	2013	2012
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$23,937	$25,137
Total realized gains (losses) on investments	158,490	(221,639)
Change in net unrealized appreciation or depreciation of investments	2,183,099	1,754,811
Net gains (losses) from investments	2,365,526	1,558,309

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	2,365,526	1,558,309

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	1,818,346	1,828,057
Administration charges	(4,916)	(5,471)
Contingent sales charges	(25,356)	(16,014)
Contract terminations	(1,852,516)	(686,304)
Death benefit payments	(15,089)	(4,471)
Flexible withdrawal option payments	(25,298)	(22,424)
Transfers to other contracts	(909,776)	(1,362,205)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	(1,014,605)	(268,832)
Total increase (decrease)	1,350,921	1,289,477

Net assets at beginning of period	11,701,739	10,412,262
Net assets at end of period	$13,052,660	$11,701,739

See accompanying notes.

Principal				SAM
LifeTime		Real Estate		Balanced
2050		Securities		Portfolio
Class 1		Class 1		Class 1
Division		Division		Division
2013	2012	2013	2012	2013	2012

$13,405	$5,233	$(56,764)	$43,601	$8,032,875	$(4,402,611)
44,470	(57,691)	1,306,500	203,398	24,225,288	12,595,940
1,416,208	919,356	894,250	10,904,789	79,238,189	65,046,625
1,474,083	866,898	2,143,986	11,151,788	111,496,352	73,239,954

—	—	—	—	—	—

1,474,083	866,898	2,143,986	11,151,788	111,496,352	73,239,954

1,186,897	1,257,256	17,187,195	19,320,245	94,742,603	35,151,343
(4,479)	(4,454)	(24,215)	(35,056)	(4,526,460)	(5,751,750)
(7,144)	(10,314)	(46,765)	(51,564)	(447,751)	(515,593)
(509,652)	(433,708)	(10,101,489)	(8,355,412)	(40,040,639)	(29,300,229)
(7,679)	(12,189)	(198,450)	(429,575)	(1,724,592)	(1,107,166)
(9,374)	(11,886)	(834,721)	(826,408)	(12,438,174)	(10,260,274)
(386,635)	(566,841)	(12,634,209)	(17,632,826)	(68,516,534)	(24,971,419)
—	—	—	—	—	—
261,934	217,864	(6,652,654)	(8,010,596)	(32,951,547)	(36,755,088)
1,736,017	1,084,762	(4,508,668)	3,141,192	78,544,805	36,484,866

6,617,844	5,533,082	76,906,561	73,765,369	697,357,833	660,872,967
$8,353,861	$6,617,844	$72,397,893	$76,906,561	$775,902,638	$697,357,833

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years ended December 31, 2013 and 2012, except as noted

	SAM
	Conservative
	Balanced
	Portfolio
	Class 1
	Division
	2013	2012
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$2,565,452	$(828,924)
Total realized gains (losses) on investments	7,725,343	4,313,765
Change in net unrealized appreciation or depreciation of investments	6,022,942	11,218,987
Net gains (losses) from investments	16,313,737	14,703,828

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	16,313,737	14,703,828

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	33,135,119	20,844,153
Administration charges	(741,932)	(977,448)
Contingent sales charges	(89,749)	(193,907)
Contract terminations	(9,767,863)	(12,749,752)
Death benefit payments	(446,800)	(349,065)
Flexible withdrawal option payments	(3,493,013)	(2,944,448)
Transfers to other contracts	(19,507,849)	(9,160,534)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	(912,087)	(5,531,001)
Total increase (decrease)	15,401,650	9,172,827

Net assets at beginning of period	162,474,453	153,301,626
Net assets at end of period	$177,876,103	$162,474,453

See accompanying notes.

SAM		SAM		SAM
Conservative		Flexible		Strategic
Growth		Income		Growth
Portfolio		Portfolio		Portfolio
Class 1		Class 1		Class 1
Division		Division		Division
2013	2012	2013	2012	2013	2012

$330,267	$(595,294)	$3,861,706	$(354,779)	$3,000	$(475,008)
2,286,381	1,044,910	10,243,140	4,606,745	1,108,086	733,872
12,434,806	7,041,443	(2,827,391)	10,741,686	10,293,258	5,207,269
15,051,454	7,491,059	11,277,455	14,993,652	11,404,344	5,466,133

—	—	—	—	—	—

15,051,454	7,491,059	11,277,455	14,993,652	11,404,344	5,466,133

17,364,595	14,668,004	43,692,410	37,630,418	10,568,485	6,827,430
(14,179)	(14,236)	(551,867)	(772,967)	(11,591)	(11,816)
(35,397)	(57,684)	(129,129)	(158,948)	(28,639)	(44,591)
(4,597,380)	(4,155,275)	(13,279,976)	(11,762,051)	(2,857,543)	(2,948,772)
(172,539)	(259,536)	(2,333,983)	(903,083)	(158,066)	(47,415)
(591,953)	(436,371)	(3,927,719)	(3,488,484)	(244,854)	(211,171)
(5,271,329)	(7,281,096)	(34,826,796)	(10,806,998)	(3,205,257)	(7,924,371)
—	—	—	—	—	—
6,681,818	2,463,806	(11,357,060)	9,737,887	4,062,535	(4,360,706)
21,733,272	9,954,865	(79,605)	24,731,539	15,466,879	1,105,427

67,908,708	57,953,843	185,716,035	160,984,496	42,187,532	41,082,105
$89,641,980	$67,908,708	$185,636,430	$185,716,035	$57,654,411	$42,187,532

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years ended December 31, 2013 and 2012, except as noted

	Short-Term
	Income
	Class 1
	Division
	2013	2012
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$777,802	$1,211,017
Total realized gains (losses) on investments	1,251,473	593,209
Change in net unrealized appreciation or depreciation of investments	(2,420,046)	3,921,362
Net gains (losses) from investments	(390,771)	5,725,588

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	(390,771)	5,725,588

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	46,084,233	42,487,972
Administration charges	(640,566)	(885,609)
Contingent sales charges	(178,858)	(164,462)
Contract terminations	(18,677,383)	(11,944,019)
Death benefit payments	(586,473)	(916,943)
Flexible withdrawal option payments	(4,400,320)	(4,303,193)
Transfers to other contracts	(34,180,790)	(20,934,739)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	(12,580,157)	3,339,007
Total increase (decrease)	(12,970,928)	9,064,595

Net assets at beginning of period	166,186,773	157,122,178
Net assets at end of period	$153,215,845	$166,186,773

See accompanying notes.

SmallCap		SmallCap		SmallCap
Blend		Growth II		Value I
Class 1		Class 1		Class 1
Division		Division		Division
2013	2012	2013	2012	2013	2012

$(280,255)	$(351,128)	$(391,877)	$(351,047)	$(263,614)	$(414,919)
1,474,158	205,076	1,265,464	105,591	3,523,697	(1,231,272)
10,375,393	3,649,193	10,184,722	3,918,613	22,658,070	15,698,204
11,569,296	3,503,141	11,058,309	3,673,157	25,918,153	14,052,013

—	—	—	—	—	—

11,569,296	3,503,141	11,058,309	3,673,157	25,918,153	14,052,013

4,475,144	2,835,309	5,461,131	3,601,746	9,468,049	6,466,959
(5,204)	(5,376)	(3,848)	(3,865)	(206,429)	(284,195)
(7,963)	(8,460)	(17,970)	(20,624)	(65,405)	(65,151)
(3,877,297)	(2,945,653)	(4,131,424)	(2,759,327)	(8,697,592)	(6,532,246)
(129,266)	(127,971)	(90,042)	(190,080)	(342,688)	(406,002)
(361,106)	(376,702)	(231,931)	(259,079)	(1,226,100)	(1,208,626)
(3,693,408)	(3,979,946)	(3,880,766)	(3,865,804)	(16,777,647)	(12,862,469)
—	—	—	—	—	—
(3,599,100)	(4,608,799)	(2,894,850)	(3,497,033)	(17,847,812)	(14,891,730)
7,970,196	(1,105,658)	8,163,459	176,124	8,070,341	(839,717)

26,674,108	27,779,766	25,716,089	25,539,965	75,361,463	76,201,180
$34,644,304	$26,674,108	$33,879,548	$25,716,089	$83,431,804	$75,361,463

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years ended December 31, 2013 and 2012, except as noted

	T. Rowe Price
	Blue Chip
	Growth
	Portfolio II
	Division
	2013	2012
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(134,416)	$(107,785)
Total realized gains (losses) on investments	742,074	651,012
Change in net unrealized appreciation or depreciation of investments	2,585,049	619,012
Net gains (losses) from investments	3,192,707	1,162,239

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	3,192,707	1,162,239

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	2,794,710	2,867,443
Administration charges	(28,933)	(35,329)
Contingent sales charges	(6,008)	(9,013)
Contract terminations	(422,992)	(377,748)
Death benefit payments	(12,308)	(6,084)
Flexible withdrawal option payments	(116,236)	(98,259)
Transfers to other contracts	(2,222,607)	(2,277,505)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	(14,374)	63,505
Total increase (decrease)	3,178,333	1,225,744

Net assets at beginning of period	8,277,911	7,052,167
Net assets at end of period	$11,456,244	$8,277,911

See accompanying notes.

				Van Eck
T. Rowe Price		Templeton		Global
Health		Growth		Hard Assets
Sciences		Securities		Service
Portfolio II		Class 2		Class
Division		Division		Division
2013	2012	2013	2012	2013	2012

$(246,216)	$(146,708)	$18,375	$13,601	$(72,252)	$(52,542)
2,440,684	1,072,399	17,674	(26,456)	(417,271)	160,954
4,258,517	1,497,336	236,298	196,294	1,189,309	50,120
6,452,985	2,423,027	272,347	183,439	699,786	158,532

—	—	—	—	—	—

6,452,985	2,423,027	272,347	183,439	699,786	158,532

9,276,923	5,996,414	41,431	32,377	2,468,486	3,432,766
(18,303)	(22,399)	—	—	(812)	(958)
(8,397)	(14,232)	(376)	(175)	(5,184)	(6,504)
(591,159)	(596,511)	(228,519)	(96,930)	(650,656)	(446,689)
(12,537)	(23,023)	—	(1,140)	(27,310)	(57,191)
(135,669)	(88,891)	(17,353)	(15,885)	(62,584)	(56,467)
(5,313,948)	(3,669,340)	(28,164)	(34,311)	(1,439,033)	(2,809,386)
—	—	—	—	—	—
3,196,910	1,582,018	(232,981)	(116,064)	282,907	55,571
9,649,895	4,005,045	39,366	67,375	982,693	214,103

11,742,666	7,737,621	1,031,720	964,345	7,902,473	7,688,370
$21,392,561	$11,742,666	$1,071,086	$1,031,720	$8,885,166	$7,902,473

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2013

1. Nature of Operations and Significant Accounting Policies

Principal Life Insurance Company Separate Account B (“Separate Account B”) is a segregated investment account of Principal Life Insurance Company (“Principal Life”) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible contractholders, each division of Separate Account B invests exclusively in shares representing interests in a corresponding investment option. As of December 31, 2013, contractholder investment options include the following open-end management investment companies:

Principal Variable Contracts Funds, Inc. – Class 1 (1)
Balanced Account
Bond & Mortgage Securities Account
Diversified International Account
Equity Income Account
Government & High Quality Bond Account
International Emerging Markets Account
LargeCap Blend Account II
LargeCap Growth Account
LargeCap Growth Account I
LargeCap S&P 500 Index Account
LargeCap Value Account
MidCap Account (12)
Money Market Account
Principal Capital Appreciation Account
Principal LifeTime Strategic Income Account
Principal LifeTime 2010 Account
Principal LifeTime 2020 Account
Principal LifeTime 2030 Account
Principal LifeTime 2040 Account
Principal LifeTime 2050 Account
Real Estate Securities Account
Short-Term Income Account
SmallCap Blend Account
SmallCap Growth Account II
SmallCap Value Account I
Strategic Asset Management Balanced Portfolio
Strategic Asset Management Conservative Balanced Portfolio
Strategic Asset Management Conservative Growth Portfolio
Strategic Asset Management Flexible Income Portfolio
Strategic Asset Management Strategic Growth Portfolio
Principal Variable Contracts Funds, Inc. – Class 2 (1)
Diversified Balanced Account (3)
Diversified Balanced Managed Volatility (8)
Diversified Growth Account (3)
Diversified Growth Managed Volatility (8)
Diversified Income Account (6)
AllianceBernstein Variable Product Series Fund, Inc.:
Small Cap Growth Portfolio – Class A
Small/Mid Cap Value Portfolio – Class A (7)

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2013
American Century Investments®:
VP Income & Growth Fund – Class I
VP Inflation Protection Fund – Class II
VP MidCap Value Fund – Class II (4)
VP Ultra® Fund – Class I
VP Ultra® Fund – Class II
VP Value Fund – Class II
VP VistaSM Fund – Class I
Delaware Small Cap Value – Service Shares (7)
Dreyfus Investment Portfolios:
Technology Growth Portfolio – Service Shares
DWS Small Mid Cap Value – Class B (7)
Fidelity® Variable Insurance Products Fund:
Contrafund® Portfolio – Service Class
Contrafund® Portfolio – Service Class 2
Equity-Income Portfolio – Service Class 2
Growth Portfolio – Service Class
Growth Portfolio – Service Class 2
Mid Cap Portfolio – Service Class 2
Overseas Portfolio – Service Class 2
Franklin Templeton Variable Insurance Products Trust:
Small Cap Value Securities Fund – Class 2 (3)
Templeton Growth Securities Fund – Class 2
Goldman Sachs Variable Insurance Trust:
Mid Cap Value Fund – Institutional Shares
Structured Small Cap Equity Fund – Institutional Shares
Invesco Variable Insurance Fund:
American Franchise – Series I (9)
Core Equity Fund – Series I Shares
Global Health Care Fund – Series I Shares
International Growth Fund – Series I Shares
MidCap Growth – Series I (10)
Small Cap Equity Fund – Series I Shares
Technology Fund – Series I Shares
Value Opportunities – Series I (11)
Janus Aspen Series:
Janus Aspen Series Enterprise Portfolio – Service Shares
MFS® Variable Insurance Trust:
New Discovery – S Class (7)
Utilities Series – S Class (2)
Value Series – S Class (2)
Neuberger Berman Advisors Management Trust:
Large Cap Value Portfolio – I Class Shares
Small-Cap Growth Portfolio – S Class Shares
Socially Responsive Portfolio – I Class Shares
Oppenheimer Main Street Small Cap Fund®/VA - Service Shares (7)
PIMCO Variable Insurance Trust:
All Asset Portfolio Administrative Class (2)
High Yield Portfolio Administrative Class (3)
Total Return Portfolio Administrative Class (2)
T. Rowe Price Equity Series, Inc.
Blue Chip Growth Portfolio – II
Health Sciences Portfolio – II

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2013
Van Eck VIP Trust:
Global Hard Assets Fund – Service Class Shares (2)

(1)    Organized by Principal Life Insurance Company.

(2)	Commencement of operations, May 18, 2009.

(3)	Commencement of operations, January 4, 2010.

(4)	Commencement of operations, May 24, 2010.
(5)    Commencement of operations, April 27, 2012.

(6)	Commencement of operations, May 21, 2012.

(7)	Commencement of operations, May 20, 2013.

(8)	Commencement of operations, December 2, 2013.
(9)    Represented the operations of Invesco Van Kampen American Franchise Series I Division until May 20, 2013.
(10)    Represented the operations of Invesco Van Kampen MidCap Growth Series I Division until May 20, 2013.
(11)    Represented the operations of Invesco Van Kampen Value Opportunities Series I Division until May 20, 2013.
(12)    Represented the operations of MidCap Blend Class 1 Division until May 20, 2013.

Commencement of operations date is the date that the division became available to contractholders.

The assets of Separate Account B are owned by Principal Life. The assets of Separate Account B support the following variable annuity contracts of Principal Life and may not be used to satisfy the liabilities arising from any other business of Principal Life: Bankers Flexible Annuity; Pension Builder Plus; Pension Builder Plus-Rollover IRA; Personal Variable; Premier Variable; Principal Freedom Variable Annuity; Principal Freedom Variable Annuity 2; The Principal Variable Annuity; The Principal Variable Annuity with Purchase Payment Credit Rider; Principal Investment Plus Variable Annuity, Principal Investment Plus Variable Annuity with Premium Payment Credit Rider and Principal Lifetime Income Solutions. Principal Life no longer accepts contributions for Bankers Flexible Annuity contracts, Pension Builder Plus contracts and Pension Builder Plus-Rollover IRA contracts. Contractholders are being given the option of withdrawing their funds or transferring to another contract. Contributions to the Personal Variable contracts are no longer accepted from new customers, only from existing customers beginning January 1998.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements and accompanying notes of Separate Account B in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Investments

Investments are stated at the closing net asset values (“NAV”) per share on December 31, 2013. Net realized gains and losses on sales of investments are determined on the basis of the first-in, first-out (“FIFO”) method. Dividends are taken into income on an accrual basis as of the ex-dividend date. Investment transactions are accounted for on a trade date basis.

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2013
Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels:

•	Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.

•	Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.

•	Level 3 – Fair values are based on significant unobservable inputs for the asset or liability.

All investments of the open-end management investment companies listed above represent investments in mutual funds for which a daily NAV is calculated and published. Therefore, all investments are reflected in Level 1 of the fair value hierarchy.

Foreign Tax Withholdings

Principal Life may be entitled to claim a federal income tax credit to the extent foreign income taxes are withheld on investment income allocated to Separate Account B. Principal Life will compensate each separate account division in an amount equal to the tax benefit claimed on its federal income tax return, or subsequently claimed for refund, attributable to foreign taxes on the division’s share of income associated with investments allocated to Separate Account B within a reasonable time of receiving a tax benefit. The amounts presented as payment from affiliate on the Statement of Operations and the Statement of Changes in Net Assets reflects compensation for subsequently claimed refunds.

2. Expenses and Related Party Transactions

Principal Life is compensated for the following expenses:

Bankers Flexible Annuity contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.48% of the asset value of each contract. An annual administration charge of $7 for each participant’s account is deducted as compensation for administrative expenses. This charge is collected by redeeming units of the separate account.

Pension Builder Plus and Pension Builder Plus – Rollover IRA contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.50% (1.0% for a Rollover Individual Retirement Annuity) of the asset value of each contract. A contingent sales charge of up to 7.0% may be deducted from withdrawals made during the first ten years of a contract, except for withdrawals related to death or permanent disability. An annual administration charge will be deducted ranging from a minimum of $25 to a maximum of $275 depending upon a participant’s investment account values and the number of participants under the retirement plan and their participant investment account value.

Personal Variable contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.64% of the asset value of each contract. The contract provides for recordkeeping and other services and allows the Contractholders, in their sole discretion, a customized Plan-level service package and charges. An annual administration charge of $34 (increases to $37 if the benefit plan reports are distributed directly to the homes of plan participants) for each participant’s account plus 0.35% of the annual average balance of investment account values which correlate to a plan participant will be deducted on a quarterly basis.

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2013

Premier Variable contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.42% of the asset value of each contract. The contract provides for recordkeeping and other services and allows the Contractholders, in their sole discretion, a customized Plan-level service package and charges. The amount varies by Plan document and account balance of contract. Recordkeeping charges are also paid by the Contractholder. The annual charge ranges from $2,250 to $25,316 plus $10 per participant. The amount varies by total plan participants. There were no contingent sales charges provided for in these contracts.

Principal Freedom Variable Annuity – Mortality and expenses risk assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.85% of the asset value of each contract. Principal Life reserves the right to increase this charge but guarantees that it will not exceed 1.25% per year. A surrender charge up to 6.0% may be deducted from the withdrawals made during the first six years of a contract, except for withdrawals related to death, annuitization, permanent disability, confinement in a health facility, or terminal illness. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division. This fee is currently being waived.

Principal Freedom Variable Annuity 2 – Mortality and expenses risk assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.95% of the asset value of each contract. Principal Life reserves the right to increase this charge but guarantees that it will not exceed 1.25% per year. A surrender charge up to 3.0% may be deducted from the withdrawals made during the first three years of a contract, except for death, annuitization, permanent disability, confinement in a health facility, or terminal illness. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division. This fee is currently being waived.

The Principal Variable Annuity – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.25% of the asset value of each contract. A surrender charge of up to 6.0% may be deducted from the withdrawals made during the first six years of a contract, except for death, annuitization, permanent disability, confinement in a health care facility, or terminal illness. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division. Currently, Principal Life is charging an annual rate of 0.05% of the asset value of each contract. This charge is deducted from the daily unit value. The product also contains an optional purchase payment credit rider, which charges an annual rate of 0.6%. For electing participants, the rider is deducted from the daily unit value. For contracts with the purchase payment credit rider, the maximum surrender charge is 8.0% from withdrawals made during the first eight years.

The Principal Investment Plus Variable Annuity (Financial Statement information is combined for SEC registration numbers 333-188293 and 333-116220) - Mortality and expense risks assumed by Principal Life are collected through a daily charge that reduces the unit value equivalent to an annual rate of 1.25% of the asset value of each contract. A surrender charge of up to 6.0% may be deducted from the withdrawals made during the first six years of a contract, except for death, annuitization, permanent disability, confinement in a health care facility, or terminal illness. An annual administration charge of the lesser of 2.0% of the accumulated value or $30 is deducted at the end of the contract year. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division. Effective August 1, 2013, Principal Life is charging an annual rate of 0.15% of the asset value of each contract for all clients with these products. This charge is deducted from the daily unit value. Prior to August 1, 2013, the administrative fee was waived. The products also contain an optional premium payment credit rider, which charges an annual rate of 0.6%. For electing participants, the rider is deducted from the daily unit value. For contracts with the premium payment credit rider, the maximum surrender charge is 8.0% from withdrawals made during the first eight years.

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2013

Principal Lifetime Income SolutionsSM Variable Annuity – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.25% of the asset value of each contract. A surrender charge of up to 6% may be deducted from the withdrawals made during the first six years of a contract, except for death, annuitization, permanent disability, confinement in a health care facility or terminal illness. Principal Life reserves the right to charge an additional administration fee of up to 0.15% of the average daily net asset value of each Division. Currently, Principal Life is charging an annual rate of 0.15% of the asset value of each contract. This charge is deducted from the daily unit value.

During the year ended December 31, 2013, management fees were paid indirectly to Principal Management Corporation (“Manager”) (wholly owned by Principal Financial Services, Inc.), an affiliate of Principal Life, in its capacity as advisor to Principal Variable Contracts Fund, Inc. Investment advisory and management fees are computed on an annual rate of 0.03% of each of the Principal LifeTime Accounts’ average daily net assets. Prior to July 1, 2009, the annual rate paid by each Principal LifeTime Account was 0.1225% of the average daily net assets up to $3 billion and 0.1125% of the average daily net assets over $3 billion. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is 0.25% of aggregate net assets up to the first $1 billion and 0.20% of aggregate net assets over $1 billion.

The annual rates used in this calculation for each of the other Accounts are as shown in the following tables.

	Net Assets of Accounts (in millions)
	First $100	Next $100	Next $100	Next $100	Over $400
Balanced Account	0.60	0.55	0.50	0.45	0.40
Bond & Mortgage Securities Account	0.50	0.45	0.40	0.35	0.30
Equity Income Account	0.60	0.55	0.50	0.45	0.40
LargeCap Growth Account I	0.80	0.75	0.70	0.65	0.60
MidCap Account	0.65	0.60	0.55	0.50	0.45
Money Market Account	0.50	0.45	0.40	0.35	0.30
Real Estate Securities Account	0.90	0.85	0.80	0.75	0.70
SmallCap Blend Account	0.85	0.80	0.75	0.70	0.65
SmallCap Growth Account II	1.00	0.95	0.90	0.85	0.80
SmallCap Value Account I	1.10	1.05	1.00	0.95	0.90

	Net Assets of Accounts (in millions)
	First $250	Next $250	Next $250	Next $250	Over $1,000
Diversified International Account	0.85%	0.80%	0.75%	0.70%	0.65%
International Emerging Markets Account	1.25	1.20	1.15	1.10	1.05
LargeCap Blend Account II	0.75	0.70	0.65	0.60	0.55
LargeCap Value Account	0.60	0.55	0.50	0.45	0.40

	Net Assets of Accounts				Net Assets of Accounts
	(in millions)				(in millions)
	First $200	Next $300	Over $500		First $500	Over $500
Short-Term Income Account	0.50%	0.45%	0.40%	Principal Capital Appreciation Account	0.625%	0.50%

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2013

	Net Assets of Accounts (in millions)						Net Assets of Accounts
	First $500	Next $500	Next $1 billion	Next $1 billion	Over $3 billion		First $2 billion	Over $2 billion
LargeCap Growth Account	0.68%	0.63%	0.61%	0.56%	0.51%	Government & High Quality Bond Account	0.50%	0.45%

All Net Assets
Diversified Balanced Account	0.05%
Diversified Balanced Managed Volatility Account	0.05
Diversified Growth Account	0.05
Diversified Growth Managed Volatility Account	0.05
Diversified Income Account	0.05
LargeCap S&P 500 Index Account	0.25

The Manager has contractually agreed to limit the Separate Account’s management and investment advisory fees for certain Separate Accounts through the period ended April 30, 2014. The expense limit will reduce the Separate Account’s management and investment advisory fees by the following amounts:

LargeCap Blend Account II	0.018%
LargeCap Growth Account I	0.016
SmallCap Value Account I	0.020

In addition, the Manager has contractually agreed to limit the management and investment advisory fees for SmallCap Growth Account II. The expense limit will reduce the Separate Account’s management fees by 0.10% through the period ended April 30, 2014.

The Manager has contractually agreed to limit the expenses (excluding interest the Separate Accounts incur in connection with investments they make) for certain classes of shares of certain Separate Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

	From January 1, 2013 through December 31, 2013
	Class 1	Class 2	Expiration
Diversified Balanced Managed Volatility Account	N/A	0.31%	April 30, 2015
Diversified Growth Managed Volatility Account	N/A	0.31	April 30, 2015
SmallCap Value Account I	0.99%	1.24	April 30, 2014

The Manager has contractually agreed to limit Short-Term Income Account’s expenses by .01% through the period ended April 30, 2014.

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2013

In addition, the Manager has voluntarily agreed to limit the expenses (excluding interest the Separate Accounts incur in connection with investments they make and acquired fund fees and expenses) attributable to Class 2 shares of certain of the Separate Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets on an annualized basis during the reporting period. The expense limit may be terminated at any time. The operating expense limits are as follows:

Expense Limit
Diversified Balanced Account	0.31%
Diversified Growth Account	0.31
Diversified Income Account	0.31

In addition, the Manager has voluntarily agreed to limit the Money Market Account’s expenses to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time.

3. Federal Income Taxes

The operations of Separate Account B are a part of the operations of Principal Life. Under current practice, no federal income taxes are allocated by Principal Life to the operations of Separate Account B.

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

4. Purchases and Sales of Investments
The aggregate cost of purchases and proceeds from sales of investments were as follows for the period ended December 31, 2013:

Division	Purchases	Sales
AllianceBernstein Small Cap Growth Class A Division:
Principal Investment Plus Variable Annuity	$1,627,623	$848,320
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	511,571	377,600

AllianceBernstein Small/Mid Cap Value Class A Division:
The Principal Variable Annuity	191,980	5,260
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	609,693	416
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	227,356	14,240

American Century VP Income & Growth Class I Division:
Principal Freedom Variable Annuity	234,024	650,224
Principal Freedom Variable Annuity 2	7,750	4,232
The Principal Variable Annuity	2,186,039	2,676,930
The Principal Variable Annuity with Purchase Payment Credit Rider	14,795	815,449

American Century VP Inflation Protection Class II Division:
Principal Investment Plus Variable Annuity	24,633,036	20,451,874
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	5,019,765	7,920,578

American Century VP MidCap Value Class II Division:
The Principal Variable Annuity	679,844	575,997
The Principal Variable Annuity with Purchase Payment Credit Rider	60,710	58,496
Principal Investment Plus Variable Annuity	1,111,738	938,007
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	228,109	19,846

American Century VP Ultra Class I Division:
The Principal Variable Annuity	516,842	1,095,354
The Principal Variable Annuity with Purchase Payment Credit Rider	16,196	250,472

American Century VP Ultra Class II Division:
Principal Investment Plus Variable Annuity	4,991,311	16,632,297
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	276,481	7,025,501

American Century VP Value Class II Division:
The Principal Variable Annuity	3,009,839	5,108,586
The Principal Variable Annuity with Purchase Payment Credit Rider	48,230	2,189,897

American Century VP Vista Class I Division:
Principal Investment Plus Variable Annuity	193,064	284,086
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	48,098	208,804

Balanced Class 1 Division:
Personal Variable	42,931	52,481
Premier Variable	706,099	784,037
The Principal Variable Annuity	2,711,632	6,901,660
The Principal Variable Annuity with Purchase Payment Credit Rider	47,256	948,743

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

Division	Purchases	Sales
Bond & Mortgage Securities Class 1 Division:
Personal Variable	$28,965	$10,443
Premier Variable	1,340,132	1,826,385
Principal Freedom Variable Annuity	667,082	1,282,306
Principal Freedom Variable Annuity 2	109,351	240,495
The Principal Variable Annuity	13,909,046	26,018,803
The Principal Variable Annuity with Purchase Payment Credit Rider	396,275	5,317,415
Principal Investment Plus Variable Annuity	25,584,687	26,422,181
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	4,942,646	11,327,686

Delaware Small Cap Value Service Class Division:
The Principal Variable Annuity	12,962	80
The Principal Variable Annuity with Purchase Payment Credit Rider	4,338	—
Principal Investment Plus Variable Annuity	155,031	1,741
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	81,826	8,867

Diversified Balanced Class 2 Division:
Principal Investment Plus Variable Annuity	237,094,107	73,388,702
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	25,448,218	8,852,788
Principal Lifetime Income Solutions	20,797,496	2,307,912

Diversified Balanced Managed Volatility Class 2 Division:
Principal Investment Plus Variable Annuity	645,593	618
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	—
Principal Lifetime Income Solutions	224,989	300

Diversified Growth Class 2 Division:
Principal Investment Plus Variable Annuity	763,059,556	111,277,047
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	65,313,535	13,157,567
Principal Lifetime Income Solutions	30,497,809	1,370,710

Diversified Growth Managed Volatility Class 2 Division:
Principal Investment Plus Variable Annuity	3,095,112	3,004
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	256,611	334
Principal Lifetime Income Solutions	583,337	557

Diversified Income Class 2 Division:
Principal Investment Plus Variable Annuity	71,641,227	27,238,317
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	5,988,995	3,237,411
Principal Lifetime Income Solutions	4,327,359	261,971

Diversified International Class 1 Division:
Personal Variable	37,546	25,190
Premier Variable	527,725	744,161
Principal Freedom Variable Annuity	189,512	877,185
Principal Freedom Variable Annuity 2	101,760	143,861
The Principal Variable Annuity	12,267,886	24,956,914
The Principal Variable Annuity with Purchase Payment Credit Rider	300,238	6,061,120
Principal Investment Plus Variable Annuity	7,535,934	10,597,369
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,000,450	3,982,244

Principal Life Insurance Company Separate Account B Notes to Financial Statements December 31, 2013

Division	Purchases	Sales
Dreyfus IP Technology Growth Service Shares Division:
Principal Investment Plus Variable Annuity	$1,189,333	$1,006,587
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	175,520	121,488

DWS Small Mid Cap Value Class B Division:
The Principal Variable Annuity	23,883	13,095
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	81,614	797
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	41,744	—

Equity Income Class 1 Division:
Premier Variable	61,968	19,709
The Principal Variable Annuity	9,268,943	15,265,610
The Principal Variable Annuity with Purchase Payment Credit Rider	81,722	3,787,056
Principal Investment Plus Variable Annuity	30,284,124	53,652,219
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	3,489,387	21,686,748

Fidelity VIP Contrafund Service Class Division:
The Principal Variable Annuity	4,276,299	11,423,157
The Principal Variable Annuity with Purchase Payment Credit Rider	93,284	1,882,962

Fidelity VIP Contrafund Service Class 2 Division:
Principal Investment Plus Variable Annuity	5,822,793	10,713,811
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	650,567	2,946,409

Fidelity VIP Equity-Income Service Class 2 Division:
The Principal Variable Annuity	5,580,679	7,397,212
The Principal Variable Annuity with Purchase Payment Credit Rider	60,615	2,135,377
Principal Investment Plus Variable Annuity	2,838,831	2,058,667
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	563,506	857,883

Fidelity VIP Growth Service Class Division:
The Principal Variable Annuity	1,207,116	3,485,613
The Principal Variable Annuity with Purchase Payment Credit Rider	13,976	377,907

Fidelity VIP Growth Service Class 2 Division:
Principal Investment Plus Variable Annuity	1,025,568	1,118,795
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	165,572	680,697

Fidelity VIP Mid Cap Service Class 2 Division:
Principal Investment Plus Variable Annuity	4,397,305	2,039,598
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	859,941	799,375

Fidelity VIP Overseas Service Class 2 Division:
Principal Investment Plus Variable Annuity	4,842,868	10,486,958
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	576,696	4,559,299

Principal Life Insurance Company Separate Account B Notes to Financial Statements December 31, 2013

Division	Purchases	Sales
Franklin Small Cap Value Securities Class 2 Division:
The Principal Variable Annuity	$146,679	$2,059
The Principal Variable Annuity with Purchase Payment Credit Rider	1,193	—
Principal Investment Plus Variable Annuity	1,644,707	1,067,003
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	292,817	227,233

Goldman Sachs VIT Mid Cap Value Service Class I Division:
The Principal Variable Annuity	57,757	694
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	3,452,553	3,340,601
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	336,079	1,497,067

Goldman Sachs VIT Structured Small Cap Equity Service Class I Division:
The Principal Variable Annuity	97,850	1,771
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	1,474,499	1,314,766
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	413,336	472,715

Government & High Quality Bond Class 1 Division:
Pension Builder Plus	4,623	13,095
Pension Builder Plus - Rollover IRA	1,238	473
Personal Variable	29,293	11,377
Premier Variable	1,029,101	1,155,272
Principal Freedom Variable Annuity	416,468	711,029
Principal Freedom Variable Annuity 2	73,783	69,860
The Principal Variable Annuity	13,001,640	30,326,097
The Principal Variable Annuity with Purchase Payment Credit Rider	250,573	3,725,761
Principal Investment Plus Variable Annuity	15,756,624	17,921,745
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	3,482,277	7,607,293

International Emerging Markets Class 1 Division:
Premier Variable	209,349	266,786
The Principal Variable Annuity	7,136,821	11,009,025
The Principal Variable Annuity with Purchase Payment Credit Rider	485,395	3,001,075
Principal Investment Plus Variable Annuity	8,898,097	7,267,990
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,768,787	2,575,094

Invesco American Franchise Series I Division:
The Principal Variable Annuity	313,979	1,123,252
The Principal Variable Annuity with Purchase Payment Credit Rider	5,610	38,177

Invesco Core Equity Series I Division:
The Principal Variable Annuity	1,279,172	5,225,923
The Principal Variable Annuity with Purchase Payment Credit Rider	434	322,698

Invesco Global Health Care Series I Division:
The Principal Variable Annuity	3,359,646	3,132,317
The Principal Variable Annuity with Purchase Payment Credit Rider	37,211	360,440

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

Division	Purchases	Sales
Invesco International Growth Series I Division:
Principal Investment Plus Variable Annuity	$2,647,934	$2,056,187
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	154,675	186,347

Invesco MidCap Growth Series I Division
The Principal Variable Annuity	377,380	630,545
The Principal Variable Annuity with Purchase Payment Credit Rider	994	133,853

Invesco Small Cap Equity Series I Division:
The Principal Variable Annuity	946,269	1,202,637
The Principal Variable Annuity with Purchase Payment Credit Rider	11,496	353,187
Principal Investment Plus Variable Annuity	754,996	961,462
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	408,322	427,837

Invesco Technology Series I Division:
The Principal Variable Annuity	911,499	974,299
The Principal Variable Annuity with Purchase Payment Credit Rider	33,803	366,540

Invesco Value Opportunities Series I Division:
Principal Investment Plus Variable Annuity	698,588	1,057,360
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	309,620	301,471

Janus Aspen Enterprise Service Shares Division:
The Principal Variable Annuity	1,110,230	2,671,718
The Principal Variable Annuity with Purchase Payment Credit Rider	21,923	236,310

LargeCap Blend II Class 1 Division:
The Principal Variable Annuity	4,453,254	10,722,843
The Principal Variable Annuity with Purchase Payment Credit Rider	51,717	3,593,377
Principal Investment Plus Variable Annuity	7,464,097	20,954,690
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	566,250	9,536,105

LargeCap Growth Class 1 Division:
Personal Variable	319,132	288,153
Premier Variable	2,787,352	2,910,486
The Principal Variable Annuity	1,796,520	6,953,977
The Principal Variable Annuity with Purchase Payment Credit Rider	64,068	286,375
Principal Investment Plus Variable Annuity	1,498,190	2,546,460
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	256,145	651,559

LargeCap Growth I Class 1 Division:
Premier Variable	386,414	283,085
Principal Freedom Variable Annuity	155,785	279,422
Principal Freedom Variable Annuity 2	4,526	5,743
The Principal Variable Annuity	7,295,988	17,017,651
The Principal Variable Annuity with Purchase Payment Credit Rider	63,905	2,515,435
Principal Investment Plus Variable Annuity	3,606,506	2,410,366
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	348,144	925,424

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

Division	Purchases	Sales
LargeCap S&P 500 Index Class 1 Division:
Premier Variable	$305,987	$184,265
Principal Freedom Variable Annuity	392,416	1,327,020
Principal Freedom Variable Annuity 2	219,734	234,210
The Principal Variable Annuity	5,553,798	10,279,137
The Principal Variable Annuity with Purchase Payment Credit Rider	47,870	2,357,397
Principal Investment Plus Variable Annuity	7,103,668	6,645,890
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,009,239	2,476,248

LargeCap Value Class 1 Division:
Bankers Flexible Annuity	23,643	184,613
Pension Builder Plus	48,848	135,760
Pension Builder Plus - Rollover IRA	7,150	10,432
Personal Variable	31,663	45,239
Premier Variable	852,581	1,153,613
Principal Freedom Variable Annuity	644,934	548,657
Principal Freedom Variable Annuity 2	33,453	82,964
The Principal Variable Annuity	4,688,067	12,354,151
The Principal Variable Annuity with Purchase Payment Credit Rider	92,883	1,054,618
Principal Investment Plus Variable Annuity	3,237,353	4,142,303
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	867,259	1,749,834

MFS VIT New Discovery Service Class Division:
The Principal Variable Annuity	233,022	30,542
The Principal Variable Annuity with Purchase Payment Credit Rider	5,203	739
Principal Investment Plus Variable Annuity	283,708	49,082
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	126,969	14,557

MFS VIT Utilities Service Class Division:
Principal Investment Plus Variable Annuity	4,768,976	2,736,573
Principal Investment Plus Variable Annuity With Purchase Rider	974,611	645,327

MFS VIT Value Service Class Division:
Principal Investment Plus Variable Annuity	2,616,780	1,272,944
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	380,687	267,009

MidCap Class 1 Division:
Personal Variable	121,911	43,343
Premier Variable	1,273,856	1,179,536
Principal Freedom Variable Annuity	1,022,325	2,210,298
Principal Freedom Variable Annuity 2	185,149	201,251
The Principal Variable Annuity	29,700,906	47,043,010
The Principal Variable Annuity with Purchase Payment Credit Rider	428,252	8,864,029
Principal Investment Plus Variable Annuity	27,132,201	32,975,947
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	4,472,206	13,016,337

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

Division	Purchases	Sales
Money Market Class 1 Division:
Pension Builder Plus	$12	$19,827
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	370,241	441,622
Premier Variable	4,118,563	4,386,668
Principal Freedom Variable Annuity	861,177	1,405,965
Principal Freedom Variable Annuity 2	3,776	133,960
The Principal Variable Annuity	16,406,530	27,382,364
The Principal Variable Annuity with Purchase Payment Credit Rider	201,879	2,662,146
Principal Investment Plus Variable Annuity	53,147,407	51,167,486
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	10,500,568	13,377,660
Principal Lifetime Income Solutions	1,759,273	1,759,273

Neuberger Berman AMT Large Cap Value I Class Division:
Principal Investment Plus Variable Annuity	844,524	1,721,593
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	63,648	462,064

Neuberger Berman AMT Small-Cap Growth S Class Division:
Principal Investment Plus Variable Annuity	515,181	843,933
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	190,461	444,388

Neuberger Berman AMT Socially Responsive I Class Division:
Principal Investment Plus Variable Annuity	790,248	1,843,502
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	327,007	583,901

Oppenheimer Main Street Small Cap Service Shares Division:
The Principal Variable Annuity	394,691	46,565
The Principal Variable Annuity with Purchase Payment Credit Rider	4,480	—

PIMCO All Asset Administrative Class Division:
Principal Investment Plus Variable Annuity	3,655,542	3,041,161
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	789,013	823,897

PIMCO High Yield Administrative Class Division:
Principal Investment Plus Variable Annuity	10,181,560	8,362,743
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,915,013	3,873,139

PIMCO Total Return Administrative Class Division:
Principal Investment Plus Variable Annuity	8,972,746	17,753,538
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	812,920	4,441,297

Principal Capital Appreciation Class 1 Division:
Principal Freedom Variable Annuity 2	9,335	11,474
Principal Investment Plus Variable Annuity	5,444,721	1,969,281
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,630,471	416,698

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

Division	Purchases	Sales
Principal LifeTime Strategic Income Class 1 Division:
Principal Freedom Variable Annuity 2	$21,873	$67,448
The Principal Variable Annuity	1,111,014	822,321
The Principal Variable Annuity with Purchase Payment Credit Rider	775	186,250
Principal Investment Plus Variable Annuity	2,580,685	4,211,309
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	427,937	648,630

Principal LifeTime 2010 Class 1 Division:
Principal Freedom Variable Annuity 2	92,106	127,638
The Principal Variable Annuity	795,328	448,486
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	5,034,392	6,670,871
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	151,924	2,828,392

Principal LifeTime 2020 Class 1 Division:
Principal Freedom Variable Annuity 2	146,843	521,767
The Principal Variable Annuity	1,901,697	1,064,807
The Principal Variable Annuity with Purchase Payment Credit Rider	2,737	298,248
Principal Investment Plus Variable Annuity	14,740,866	21,938,402
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	957,775	11,715,037

Principal LifeTime 2030 Class 1 Division:
Principal Freedom Variable Annuity 2	65,968	280,066
The Principal Variable Annuity	971,289	589,613
The Principal Variable Annuity with Purchase Payment Credit Rider	2,793	17,287
Principal Investment Plus Variable Annuity	4,434,796	6,023,202
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,010,825	1,548,145

Principal LifeTime 2040 Class 1 Division:
Principal Freedom Variable Annuity 2	78,006	41,114
The Principal Variable Annuity	126,764	86,908
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	1,672,789	2,327,175
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	139,670	552,700

Principal LifeTime 2050 Class 1 Division:
Principal Freedom Variable Annuity 2	2,840	1,684
The Principal Variable Annuity	380,673	70,946
The Principal Variable Annuity with Purchase Payment Credit Rider	1,819	17,577
Principal Investment Plus Variable Annuity	768,893	529,052
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	149,457	409,084

Real Estate Securities Class 1 Division:
Premier Variable	239,245	229,186
Principal Freedom Variable Annuity 2	77,316	99,018
The Principal Variable Annuity	7,212,388	13,637,067
The Principal Variable Annuity with Purchase Payment Credit Rider	200,711	3,121,769
Principal Investment Plus Variable Annuity	8,748,642	5,759,674
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,707,288	2,048,293

Principal Life Insurance Company Separate Account B Notes to Financial Statements December 31, 2013

Division	Purchases	Sales
SAM Balanced Portfolio Class 1 Division:
Premier Variable	$492,099	$358,067
Principal Freedom Variable Annuity 2	179,360	387,487
The Principal Variable Annuity	41,633,552	15,801,142
The Principal Variable Annuity with Purchase Payment Credit Rider	1,057,146	2,461,121
Principal Investment Plus Variable Annuity	61,280,027	101,512,847
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	17,410,205	17,501,868

SAM Conservative Balanced Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	189,035	102,301
The Principal Variable Annuity	5,872,128	6,226,114
The Principal Variable Annuity with Purchase Payment Credit Rider	65,381	1,395,767
Principal Investment Plus Variable Annuity	29,365,269	22,906,725
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	4,356,348	5,795,485

SAM Conservative Growth Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	232,908	75,638
The Principal Variable Annuity	4,528,213	3,738,477
The Principal Variable Annuity with Purchase Payment Credit Rider	151,636	1,035,057
Principal Investment Plus Variable Annuity	10,730,297	4,984,289
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	3,151,253	1,948,761

SAM Flexible Income Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	182,125	119,787
The Principal Variable Annuity	12,393,991	11,895,933
The Principal Variable Annuity with Purchase Payment Credit Rider	1,182,716	5,201,374
Principal Investment Plus Variable Annuity	30,398,880	33,835,838
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	8,445,769	6,609,000

SAM Strategic Growth Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	218,545	121,238
The Principal Variable Annuity	2,158,065	1,793,660
The Principal Variable Annuity with Purchase Payment Credit Rider	3,654	304,962
Principal Investment Plus Variable Annuity	5,667,834	3,631,264
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	3,245,946	1,377,385

Short-Term Income Class 1 Division:
Principal Freedom Variable Annuity	248,288	474,817
Principal Freedom Variable Annuity 2	8,348	136,304
The Principal Variable Annuity	7,397,956	12,053,235
The Principal Variable Annuity with Purchase Payment Credit Rider	100,213	1,284,316
Principal Investment Plus Variable Annuity	35,512,249	36,407,878
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	5,816,259	10,529,118

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

Division	Purchases	Sales
SmallCap Blend Class 1 Division:
Premier Variable	$52,317	$18,891
Principal Freedom Variable Annuity	166,229	565,313
Principal Freedom Variable Annuity 2	42,143	53,864
The Principal Variable Annuity	2,657,342	6,042,090
The Principal Variable Annuity with Purchase Payment Credit Rider	72,332	1,233,135
Principal Investment Plus Variable Annuity	1,069,906	445,736
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	515,497	96,092

SmallCap Growth II Class 1 Division:
Premier Variable	115,693	46,630
Principal Freedom Variable Annuity	41,681	131,572
Principal Freedom Variable Annuity 2	87	16,223
The Principal Variable Annuity	2,261,665	5,212,398
The Principal Variable Annuity with Purchase Payment Credit Rider	8,190	760,878
Principal Investment Plus Variable Annuity	2,637,801	1,938,029
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	396,015	642,128

SmallCap Value I Class 1 Division:
Premier Variable	233,678	128,997
Principal Freedom Variable Annuity 2	27,681	56,736
The Principal Variable Annuity	3,784,791	7,843,269
The Principal Variable Annuity with Purchase Payment Credit Rider	95,497	2,165,866
Principal Investment Plus Variable Annuity	5,356,534	13,273,706
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	821,818	4,962,849

T. Rowe Price Blue Chip Growth Portfolio II Division:
Principal Investment Plus Variable Annuity	2,266,993	2,536,073
Principal Investment Plus Variable Annuity	527,717	407,427

T. Rowe Price Health Sciences Portfolio II Division:
Principal Investment Plus Variable Annuity	7,211,551	3,946,264
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	2,925,170	2,379,965

Templeton Growth Securities Class 2 Division:
Principal Freedom Variable Annuity	68,514	283,120

Van Eck Global Hard Assets Service Class Division:
The Principal Variable Annuity	490,664	907,675
The Principal Variable Annuity with Purchase Payment Credit Rider	2,770	78,156
Principal Investment Plus Variable Annuity	1,818,421	1,037,282
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	353,514	275,090

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013
5. Changes in Units Outstanding
Transactions in units were as follows for each of the periods ended December 31:

	2013		2012
Division	Purchased	Redeemed	Purchased	Redeemed

AllianceBernstein Small Cap Growth Class A Division:
Principal Investment Plus Variable Annuity	46,073	36,011	79,387	85,447
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	14,481	16,029	26,941	54,327

AllianceBernstein Small/Mid Cap Value Class A Division:
The Principal Variable Annuity	17,834	417	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider		—	—	—
Principal Investment Plus Variable Annuity	57,039	30	—	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	21,270	1,026	—	—

American Century VP Income & Growth Class I Division:
Principal Freedom Variable Annuity	11,636	43,831	3,491	25,702
Principal Freedom Variable Annuity 2	499	275	1,647	2,089
The Principal Variable Annuity	141,847	189,862	142,375	231,254
The Principal Variable Annuity With Purchase Payment Credit Rider	960	57,836	1,530	109,420

American Century VP Inflation Protection Class II Division:
Principal Investment Plus Variable Annuity	1,590,495	1,479,340	1,081,842	974,841
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	324,114	572,917	226,641	228,635

American Century VP MidCap Value Class II Division:
The Principal Variable Annuity	44,860	37,733	24,991	34,706
The Principal Variable Annuity With Purchase Payment Credit Rider	4,006	3,832	1,946	6,918
Principal Investment Plus Variable Annuity	71,395	62,199	120,543	65,835
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	14,649	1,316	3,225	617

American Century VP Ultra Class I Division:
The Principal Variable Annuity	40,018	86,908	93,855	114,320
The Principal Variable Annuity With Purchase Payment Credit Rider	1,254	19,873	3,081	58,634

American Century VP Ultra Class II Division:
Principal Investment Plus Variable Annuity	321,488	1,094,339	360,738	817,606
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	17,808	462,250	103,077	276,458

American Century VP Value Class II Division:
The Principal Variable Annuity	159,697	294,539	228,646	322,880
The Principal Variable Annuity With Purchase Payment Credit Rider	2,559	126,260	8,138	253,589

American Century VP Vista Class I Division:
Principal Investment Plus Variable Annuity	11,821	15,868	59,579	64,735
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	2,945	11,663	286	17,577

Balanced Class 1 Division:
Personal Variable	12,590	18,386	57,484	86,740
Premier Variable	239,363	280,348	96,229	88,057
The Principal Variable Annuity	87,048	268,554	133,632	267,958
The Principal Variable Annuity With Purchase Payment Credit Rider	1,517	36,917	2,081	103,620

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

	2013		2012
Division	Purchased	Redeemed	Purchased	Redeemed
Bond & Mortgage Securities Class 1 Division:
Personal Variable	7,845	3,415	16,780	50,196
Premier Variable	457,170	664,021	276,305	141,564
Principal Freedom Variable Annuity	26,341	71,009	46,566	81,346
Principal Freedom Variable Annuity 2	7,480	18,246	20,363	13,360
The Principal Variable Annuity	476,370	1,098,635	836,475	1,073,559
The Principal Variable Annuity With Purchase Payment Credit Rider	13,572	224,526	44,960	490,225
Principal Investment Plus Variable Annuity	985,508	1,120,891	804,598	720,304
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	190,388	480,547	205,396	222,834

Delaware Small Cap Value Service Class Division:
The Principal Variable Annuity	1,258	—	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	421	—	—	—
Principal Investment Plus Variable Annuity	14,581	152	—	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	7,696	774	—	—

Diversified Balanced Class 2 Division:
Principal Investment Plus Variable Annuity	17,780,210	5,009,850	18,979,080	2,835,954
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,908,418	604,332	1,671,337	222,760
Principal Lifetime Income Solutions	1,589,704	151,583	901,106	36,162

Diversified Balanced Managed Volatility Class 2 Division:
Principal Investment Plus Variable Annuity	64,506	34	—	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	—	—	—
Principal Lifetime Income Solutions	22,610	13	—	—

Diversified Growth Class 2 Division:
Principal Investment Plus Variable Annuity	55,597,020	6,793,866	34,789,657	5,394,641
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	4,758,787	803,317	2,754,520	360,207
Principal Lifetime Income Solutions	2,249,024	82,331	432,918	14,726

Diversified Growth Managed Volatility Class 2 Division:
Principal Investment Plus Variable Annuity	309,245	180	—	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	25,639	20	—	—
Principal Lifetime Income Solutions	58,539	24	—	—

Diversified Income Class 2 Division:
Principal Investment Plus Variable Annuity	6,565,483	2,415,060	5,141,020	416,026
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	548,855	287,042	412,277	6,176
Principal Lifetime Income Solutions	400,339	20,057	93,997	357

Diversified International Class 1 Division:
Personal Variable	10,167	7,999	23,713	139,066
Premier Variable	148,103	242,862	132,333	198,343
Principal Freedom Variable Annuity	7,073	53,408	9,176	36,231
Principal Freedom Variable Annuity 2	7,483	12,070	9,695	36,684
The Principal Variable Annuity	349,317	928,518	688,351	1,191,781
The Principal Variable Annuity With Purchase Payment Credit Rider	8,549	225,503	36,067	544,380
Principal Investment Plus Variable Annuity	237,102	390,104	181,812	383,983
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	31,477	146,592	41,387	106,197

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

	2013		2012
Division	Purchased	Redeemed	Purchased	Redeemed
Dreyfus IP Technology Growth Service Shares Division:
Principal Investment Plus Variable Annuity	63,566	52,654	63,923	50,833
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	9,381	6,355	11,900	12,876

DWS Small Mid Cap Value Class B Division:
The Principal Variable Annuity	2,422	1,356	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	—	—	—	—
Principal Investment Plus Variable Annuity	7,832	26	—	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	4,006	—	—	—

Equity Income Class 1 Division:
Premier Variable	40,003	13,628	15,594	18,742
The Principal Variable Annuity	612,812	1,214,354	953,222	1,527,612
The Principal Variable Annuity With Purchase Payment Credit Rider	5,403	301,254	53,512	693,929
Principal Investment Plus Variable Annuity	1,949,078	4,227,026	1,244,506	3,290,109
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	224,576	1,708,605	186,277	862,613

Fidelity VIP Contrafund Service Class Division:
The Principal Variable Annuity	201,796	581,531	273,524	762,517
The Principal Variable Annuity With Purchase Payment Credit Rider	4,402	95,858	10,331	205,207

Fidelity VIP Contrafund Service Class 2 Division:
Principal Investment Plus Variable Annuity	297,205	552,961	357,836	572,582
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	33,206	152,070	37,847	101,108

Fidelity VIP Equity-Income Service Class 2 Division:
The Principal Variable Annuity	212,859	477,606	417,766	523,325
The Principal Variable Annuity With Purchase Payment Credit Rider	2,312	137,872	10,663	420,402
Principal Investment Plus Variable Annuity	134,061	131,180	172,358	183,456
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	26,611	54,665	28,035	33,756

Fidelity VIP Growth Service Class Division:
The Principal Variable Annuity	100,100	291,111	166,255	299,055
The Principal Variable Annuity With Purchase Payment Credit Rider	1,159	31,562	2,981	112,203

Fidelity VIP Growth Service Class 2 Division:
Principal Investment Plus Variable Annuity	64,369	67,557	97,482	136,805
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	10,392	41,103	7,282	27,086

Fidelity VIP Mid Cap Service Class 2 Division:
Principal Investment Plus Variable Annuity	129,801	89,195	63,573	86,416
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	25,384	34,958	10,915	39,872

Fidelity VIP Overseas Service Class 2 Division:
Principal Investment Plus Variable Annuity	275,223	647,101	287,407	526,069
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	32,774	281,333	81,261	197,336

Franklin Small Cap Value Securities Class 2 Division:
The Principal Variable Annuity	8,482	80	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	69	—	—	—
Principal Investment Plus Variable Annuity	96,587	64,964	107,437	109,702
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	17,196	13,835	4,930	4,489

Principal Life Insurance Company Separate Account B Notes to Financial Statements December 31, 2013

	2013		2012
Division	Purchased	Redeemed	Purchased	Redeemed
Goldman Sachs VIT Mid Cap Value Service Class I Division:
The Principal Variable Annuity	2,670	21	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	—	—	—	—
Principal Investment Plus Variable Annuity	106,295	166,496	30,872	133,713
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	10,347	74,614	12,195	52,901

Goldman Sachs VIT Structured Small Cap Equity Service Class I Division:
The Principal Variable Annuity	5,555	73	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	—	—	—	—
Principal Investment Plus Variable Annuity	51,562	81,915	54,729	126,660
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	14,454	29,452	6,384	12,729

Government & High Quality Bond Class 1 Division:
Pension Builder Plus	6	3,520	—	2,786
Pension Builder Plus - Rollover IRA	—	42	—	45
Personal Variable	9,088	4,044	55,513	61,624
Premier Variable	340,833	423,903	279,514	294,188
Principal Freedom Variable Annuity	24,629	56,859	43,556	73,302
Principal Freedom Variable Annuity 2	5,115	5,573	8,255	6,292
The Principal Variable Annuity	787,654	2,481,389	1,688,821	2,289,840
The Principal Variable Annuity With Purchase Payment Credit Rider	15,180	304,855	116,796	751,848
Principal Investment Plus Variable Annuity	1,141,355	1,466,577	1,486,108	1,034,179
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	252,244	622,522	432,126	189,873

International Emerging Markets Class 1 Division:
Premier Variable	50,146	67,246	24,369	24,921
The Principal Variable Annuity	187,950	317,526	239,996	336,029
The Principal Variable Annuity With Purchase Payment Credit Rider	12,783	86,558	19,722	178,544
Principal Investment Plus Variable Annuity	243,804	206,059	206,372	214,032
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	48,464	73,008	51,594	77,482

Invesco American Franchise Series I Division:
The Principal Variable Annuity	26,360	96,211	540,619	87,739
The Principal Variable Annuity With Purchase Payment Credit Rider	471	3,270	10,858	5,658

Invesco Core Equity Series I Division:
The Principal Variable Annuity	73,745	377,704	124,998	414,315
The Principal Variable Annuity With Purchase Payment Credit Rider	25	23,323	3,752	76,725

Invesco Global Health Care Series I Division:
The Principal Variable Annuity	204,498	186,215	132,012	116,246
The Principal Variable Annuity With Purchase Payment Credit Rider	2,265	21,428	5,413	61,844

Invesco International Growth Series I Division:
Principal Investment Plus Variable Annuity	248,145	189,479	199,212	159,163
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	14,495	17,172	13,843	18,241

Invesco MidCap Growth Series I Division:
The Principal Variable Annuity	32,259	56,439	196,051	54,434
The Principal Variable Annuity With Purchase Payment Credit Rider	85	11,981	38,302	17,560

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

	2013		2012
Division	Purchased	Redeemed	Purchased	Redeemed
Invesco Small Cap Equity Series I Division:
The Principal Variable Annuity	47,661	60,192	51,630	78,789
The Principal Variable Annuity With Purchase Payment Credit Rider	579	17,677	5,034	34,786
Principal Investment Plus Variable Annuity	35,908	45,934	62,263	83,009
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	19,420	20,440	8,602	13,445

Invesco Technology Series I Division:
The Principal Variable Annuity	89,848	131,932	162,461	178,122
The Principal Variable Annuity With Purchase Payment Credit Rider	3,332	49,634	14,576	91,209

Invesco Value Opportunities Series I Division:
Principal Investment Plus Variable Annuity	51,698	78,589	105,528	143,106
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	22,913	22,407	5,562	16,724

Janus Aspen Enterprise Service Shares Division:
The Principal Variable Annuity	91,461	218,296	115,655	245,302
The Principal Variable Annuity With Purchase Payment Credit Rider	1,806	19,308	1,789	68,130

LargeCap Blend II Class 1 Division:
The Principal Variable Annuity	248,250	669,357	583,051	860,768
The Principal Variable Annuity With Purchase Payment Credit Rider	2,883	224,311	16,093	606,149
Principal Investment Plus Variable Annuity	392,786	1,289,754	435,455	1,258,555
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	29,798	586,944	65,858	351,918

LargeCap Growth Class 1 Division:
Personal Variable	127,907	116,168	219,035	324,097
Premier Variable	1,029,535	1,090,870	953,441	1,017,596
The Principal Variable Annuity	56,530	280,709	99,794	330,659
The Principal Variable Annuity With Purchase Payment Credit Rider	2,016	11,560	5,690	52,267
Principal Investment Plus Variable Annuity	57,402	102,451	100,714	155,039
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	9,814	26,214	15,155	21,224

LargeCap Growth I Class 1 Division:
Premier Variable	247,165	192,379	6,097	3,040
Principal Freedom Variable Annuity	6,848	18,401	14,254	30,265
Principal Freedom Variable Annuity 2	67	321	1,508	2,626
The Principal Variable Annuity	101,382	370,995	154,200	426,148
The Principal Variable Annuity With Purchase Payment Credit Rider	888	54,838	8,275	126,484
Principal Investment Plus Variable Annuity	70,277	51,441	63,914	61,830
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	6,784	19,750	9,016	16,349

LargeCap S&P 500 Index Class 1 Division:
Premier Variable	204,267	127,823	44,833	29,278
Principal Freedom Variable Annuity	16,901	92,203	16,164	139,161
Principal Freedom Variable Annuity 2	15,701	16,923	19,300	41,113
The Principal Variable Annuity	360,582	777,913	569,328	963,192
The Principal Variable Annuity With Purchase Payment Credit Rider	3,108	178,405	12,944	468,004
Principal Investment Plus Variable Annuity	508,457	494,943	536,406	833,283
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	72,238	184,415	44,122	104,419

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

	2013		2012
Division	Purchased	Redeemed	Purchased	Redeemed
LargeCap Value Class 1 Division:
Bankers Flexible Annuity	—	3,817	—	5,037
Pension Builder Plus	4	13,655	—	6,027
Pension Builder Plus – Rollover IRA	781	309	—	1,701
Personal Variable	5,586	10,708	15,924	90,463
Premier Variable	165,907	263,892	155,212	419,505
Principal Freedom Variable Annuity	41,456	37,633	8,107	50,432
Principal Freedom Variable Annuity 2	1,978	6,394	62	18,906
The Principal Variable Annuity	97,513	359,150	154,260	401,736
The Principal Variable Annuity With Purchase Payment Credit Rider	1,932	30,659	3,425	122,594
Principal Investment Plus Variable Annuity	90,309	123,637	135,580	151,563
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	24,193	52,228	14,796	31,790

MFS VIT New Discovery Service Class Division:
The Principal Variable Annuity	21,364	2,685	—	—
The Principal Variable Annuity with Purchase Payment Credit Rider	477	65	—	—
Principal Investment Plus Variable Annuity	25,674	4,380	—	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	11,490	1,299	—	—

MFS VIT Utilities Service Class Division:
Principal Investment Plus Variable Annuity	239,415	140,826	178,216	97,360
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	48,928	33,209	26,097	7,438

MFS VIT Value Service Class Division:
Principal Investment Plus Variable Annuity	149,382	67,707	46,208	41,446
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	21,732	14,202	28,450	14,634

MidCap Class 1 Division:
Personal Variable	8,592	5,197	13,768	96,956
Premier Variable	122,806	156,888	75,127	152,218
Principal Freedom Variable Annuity	13,544	62,553	12,014	56,451
Principal Freedom Variable Annuity 2	7,784	10,434	8,588	29,932
The Principal Variable Annuity	253,072	699,996	369,140	794,888
The Principal Variable Annuity With Purchase Payment Credit Rider	3,649	131,896	13,644	290,962
Principal Investment Plus Variable Annuity	303,209	492,587	304,373	513,573
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	49,978	194,435	40,907	123,163

Money Market Class 1 Division:
Pension Builder Plus	6	8,358	—	4,300
Pension Builder Plus – Rollover IRA	—	—	—	—
Personal Variable	230,272	272,705	327,688	285,290
Premier Variable	2,445,022	2,595,321	2,212,880	2,274,723
Principal Freedom Variable Annuity	71,432	114,865	38,816	56,461
Principal Freedom Variable Annuity 2	360	12,500	4,078	38,368
The Principal Variable Annuity	1,198,478	1,979,507	1,656,911	2,282,332
The Principal Variable Annuity With Purchase Payment Credit Rider	14,747	192,450	53,665	346,921
Principal Investment Plus Variable Annuity	3,919,460	3,760,485	2,580,361	2,986,429
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	774,385	983,173	745,893	805,563
Principal Lifetime Income Solutions	128,316	128,316	6,964	6,964

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

	2013		2012
Division	Purchased	Redeemed	Purchased	Redeemed
Neuberger Berman AMT Large Cap Value I Class Division:
Principal Investment Plus Variable Annuity	50,686	107,853	74,774	60,807
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	3,820	28,947	5,095	21,277

Neuberger Berman AMT Small-Cap Growth S Class Division:
Principal Investment Plus Variable Annuity	40,460	64,174	30,916	46,730
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	14,958	33,792	6,130	12,821

Neuberger Berman AMT Socially Responsive I Class Division:
Principal Investment Plus Variable Annuity	44,908	103,743	30,973	57,835
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	18,583	32,859	6,328	14,044

Oppenheimer Main Street Small Cap Service Shares Division:
The Principal Variable Annuity	36,653	4,329	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	416	—	—	—

PIMCO All Asset Administrative Class Division:
Principal Investment Plus Variable Annuity	235,730	206,943	151,584	58,850
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	50,880	56,064	36,032	8,310

PIMCO High Yield Administrative Class Division:
Principal Investment Plus Variable Annuity	712,231	631,534	523,523	657,496
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	133,961	292,490	82,980	161,678

PIMCO Total Return Administrative Class Division:
Principal Investment Plus Variable Annuity	636,408	1,405,014	1,534,310	450,487
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	58,080	351,484	309,352	67,534

Principal Capital Appreciation Class 1 Division:
Principal Freedom Variable Annuity 2	45	921	967	4,415
Principal Investment Plus Variable Annuity	232,162	139,651	311,360	202,290
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	69,523	29,550	37,861	41,481

Principal LifeTime Strategic Income Class 1 Division:
Principal Freedom Variable Annuity 2	—	4,971	—	5,693
The Principal Variable Annuity	75,979	59,675	79,601	73,075
The Principal Variable Annuity With Purchase Payment Credit Rider	53	13,516	358	21,400
Principal Investment Plus Variable Annuity	158,283	300,102	152,437	222,653
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	26,247	46,222	29,935	32,959

Principal LifeTime 2010 Class 1 Division:
Principal Freedom Variable Annuity 2	3,159	8,329	1,319	43,022
The Principal Variable Annuity	53,644	29,738	18,748	32,120
The Principal Variable Annuity With Purchase Payment Credit Rider	—	—	—	8,494
Principal Investment Plus Variable Annuity	301,419	456,139	145,059	306,446
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	9,096	193,399	11,786	59,525

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

	2013		2012
Division	Purchased	Redeemed	Purchased	Redeemed
Principal LifeTime 2020 Class 1 Division:
Principal Freedom Variable Annuity 2	3,875	37,695	39,667	90,507
The Principal Variable Annuity	119,487	68,041	120,868	100,483
The Principal Variable Annuity With Purchase Payment Credit Rider	172	19,058	17,628	32,708
Principal Investment Plus Variable Annuity	759,779	1,373,012	274,184	963,357
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	49,366	733,184	70,713	268,879

Principal LifeTime 2030 Class 1 Division:
Principal Freedom Variable Annuity 2	1	20,583	2,301	25,699
The Principal Variable Annuity	61,216	36,562	22,458	40,853
The Principal Variable Annuity With Purchase Payment Credit Rider	176	1,072	867	796
Principal Investment Plus Variable Annuity	215,285	354,717	160,803	227,674
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	49,070	91,173	21,108	150,419

Principal LifeTime 2040 Class 1 Division:
Principal Freedom Variable Annuity 2	5,432	2,950	2,326	—
The Principal Variable Annuity	8,039	5,258	9,559	1,801
The Principal Variable Annuity With Purchase Payment Credit Rider	—	—	—	4,292
Principal Investment Plus Variable Annuity	96,844	141,963	118,304	131,989
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	8,086	33,716	9,800	23,107

Principal LifeTime 2050 Class 1 Division:
Principal Freedom Variable Annuity 2	—	—	3,349	—
The Principal Variable Annuity	23,445	4,448	11,294	12,036
The Principal Variable Annuity With Purchase Payment Credit Rider	112	1,102	1,075	3,802
Principal Investment Plus Variable Annuity	44,696	31,575	78,071	40,434
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	8,688	24,415	2,610	24,069

Real Estate Securities Class 1 Division:
Premier Variable	64,242	62,431	22,387	18,037
Principal Freedom Variable Annuity 2	5,315	6,781	5,167	7,093
The Principal Variable Annuity	162,602	327,244	283,725	363,625
The Principal Variable Annuity With Purchase Payment Credit Rider	4,525	74,912	13,779	207,467
Principal Investment Plus Variable Annuity	206,555	135,243	192,524	154,648
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	40,309	48,096	33,156	26,799

SAM Balanced Portfolio Class 1 Division:
Premier Variable	290,270	123,762	—	—
Principal Freedom Variable Annuity 2	8,615	29,013	1,419	38,109
The Principal Variable Annuity	3,205,300	1,231,305	1,061,675	1,045,873
The Principal Variable Annuity With Purchase Payment Credit Rider	81,388	191,783	87,520	488,768
Principal Investment Plus Variable Annuity	3,389,717	7,485,582	1,631,898	4,326,672
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	963,049	1,290,592	434,467	653,788

SAM Conservative Balanced Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	9,760	6,713	33,770	31,760
The Principal Variable Annuity	410,178	480,936	449,854	597,111
The Principal Variable Annuity With Purchase Payment Credit Rider	4,567	107,816	66,956	204,973
Principal Investment Plus Variable Annuity	1,884,950	1,651,000	1,063,966	1,177,700
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	279,633	417,709	184,679	269,809

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

	2013		2012
Division	Purchased	Redeemed	Purchased	Redeemed
SAM Conservative Growth Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	17,281	5,377	5,962	27,935
The Principal Variable Annuity	362,470	309,796	367,720	339,756
The Principal Variable Annuity With Purchase Payment Credit Rider	12,138	85,772	19,062	207,917
Principal Investment Plus Variable Annuity	832,190	367,146	858,760	525,469
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	244,396	143,547	195,372	100,827

SAM Flexible Income Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	6,146	7,561	63,375	1,786
The Principal Variable Annuity	837,618	901,167	996,289	719,864
The Principal Variable Annuity With Purchase Payment Credit Rider	79,931	394,026	144,924	359,734
Principal Investment Plus Variable Annuity	1,930,245	2,489,870	1,494,039	1,023,801
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	536,283	486,335	409,362	207,967

SAM Strategic Growth Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	17,318	9,517	2,550	—
The Principal Variable Annuity	178,974	148,216	173,655	485,883
The Principal Variable Annuity With Purchase Payment Credit Rider	303	25,200	12,927	100,590
Principal Investment Plus Variable Annuity	467,440	276,397	390,615	489,153
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	267,701	104,841	127,302	86,862

Short-Term Income Class 1 Division:
Principal Freedom Variable Annuity	17,829	38,792	28,036	39,493
Principal Freedom Variable Annuity 2	563	11,504	28,466	27,358
The Principal Variable Annuity	597,147	1,015,451	802,364	886,569
The Principal Variable Annuity With Purchase Payment Credit Rider	8,089	108,200	80,890	369,969
Principal Investment Plus Variable Annuity	2,864,928	3,011,502	2,211,957	1,663,696
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	469,223	870,923	586,831	459,517

SmallCap Blend Class 1 Division:
Premier Variable	31,464	12,533	8,200	8,567
Principal Freedom Variable Annuity	7,384	25,857	1,994	23,980
Principal Freedom Variable Annuity 2	3,158	4,103	4,224	6,371
The Principal Variable Annuity	156,136	350,001	200,045	361,346
The Principal Variable Annuity With Purchase Payment Credit Rider	4,250	71,432	8,598	177,975
Principal Investment Plus Variable Annuity	64,450	24,056	—	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	31,053	5,186	—	—

SmallCap Growth II Class 1 Division:
Premier Variable	113,958	49,795	30,590	28,392
Principal Freedom Variable Annuity	2,971	9,486	1,349	17,869
Principal Freedom Variable Annuity 2	7	1,367	22	8,753
The Principal Variable Annuity	158,225	359,165	184,232	317,317
The Principal Variable Annuity With Purchase Payment Credit Rider	573	52,429	11,586	130,182
Principal Investment Plus Variable Annuity	181,535	128,150	105,161	136,268
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	27,254	42,460	17,423	34,598

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

	2013		2012
Division	Purchased	Redeemed	Purchased	Redeemed
SmallCap Value I Class 1 Division:
Premier Variable	101,743	59,235	22,229	6,625
Principal Freedom Variable Annuity 2	1,988	4,499	138	9,980
The Principal Variable Annuity	116,718	253,459	135,216	278,948
The Principal Variable Annuity With Purchase Payment Credit Rider	2,945	69,991	8,178	133,011
Principal Investment Plus Variable Annuity	161,618	422,458	119,192	399,150
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	24,796	157,951	11,269	107,031

T. Rowe Price Blue Chip Growth Portfolio II Division:
Principal Investment Plus Variable Annuity	128,910	138,317	179,848	178,994
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	30,008	22,221	23,183	18,838

T. Rowe Price Health Sciences Portfolio II Division:
Principal Investment Plus Variable Annuity	235,820	133,971	242,375	175,685
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	95,654	80,797	36,795	27,275

Templeton Growth Securities Class 2 Division:
Principal Freedom Variable Annuity	2,002	14,236	2,189	9,761

Van Eck Global Hard Assets Service Class Division:
The Principal Variable Annuity	29,404	61,413	83,837	65,492
The Principal Variable Annuity With Purchase Payment Credit Rider	166	5,288	9,197	17,270
Principal Investment Plus Variable Annuity	119,111	68,178	133,170	140,782
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	23,156	18,081	19,827	16,868

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

6. Financial Highlights

Principal Life sells a number of variable annuity products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

Separate Account B has presented the following disclosures for 2013, 2012, 2011, 2010, and 2009 in accordance with AICPA Audit and Accounting Guide for Investment Companies. The following table was developed by determining which products issued by Principal Life have the lowest and highest total return. Only product designs within each division that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by Principal Life as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

	December 31			For the Year Ended December 31,
				Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000s)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Lowest to Highest

Division

AllianceBernstein Small Cap Growth Class A Division:
2013	236	$26.62 to $25.17	$6,183	–%	1.40% to 2.00%	43.74% to 42.93%
2012	227	18.52 to 17.61	4,148	–	1.25 to 1.85	13.62 to 12.88
2011	261	16.30 to 15.60	4,184	–	1.25 to 1.85	3.16 to 2.56
2010	234	15.80 to 15.21	3,666	–	1.25 to 1.85	35.16 to 34.36
2009	164	11.69 to 11.32	1,902	–	1.25 to 1.85	40.00 to 39.24

AllianceBernstein Small/Mid Cap Value Class A Division:
2013 (10)	95	11.37 to 11.32	1,075	0.35	1.30 to 2.00	13.25 to 12.75

American Century VP Income & Growth Class I Division:
2013	942	16.52 to 14.62	14,985	2.19	0.85 to 1.90	34.75 to 33.27
2012	1,079	12.26 to 10.97	12,745	2.07	0.85 to 1.85	13.73 to 12.63
2011	1,298	10.78 to 9.74	13,458	1.53	0.85 to 1.85	2.28 to 1.25
2010	1,644	10.54 to 9.62	16,653	1.52	0.85 to 1.85	13.09 to 12.12
2009	1,954	9.32 to 8.58	17,506	4.89	0.85 to 1.85	17.09 to 15.95

American Century VP Inflation Protection Class II Division:
2013	6,186	12.87 to 12.17	78,840	1.62	1.40 to 2.00	(9.68) to (10.18)
2012	6,324	14.25 to 13.55	89,160	2.43	1.25 to 1.85	6.03 to 5.37
2011	6,219	13.44 to 12.86	82,771	4.11	1.25 to 1.85	10.44 to 9.73
2010	7,137	12.17 to 11.72	86,144	1.68	1.25 to 1.85	3.75 to 3.17
2009	6,976	11.73 to 11.36	81,192	1.75	1.25 to 1.85	8.91 to 8.29

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

	December 31			For the Year Ended December 31,
				Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000s)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Lowest to Highest

Division
American Century VP Mid Cap Value Class II Division:
2013	229	$16.69 to $16.33	$3,815	1.05%	1.30% to 2.00%	28.29% to 27.48%
2012	200	13.01 to 12.81	2,592	1.87	1.25 to 1.85	14.73 to 14.07
2011	157	11.34 to 11.23	1,776	1.30	1.25 to 1.85	(2.07) to (2.69)
2010 (7)	57	11.58 to 11.54	663	3.40	1.25 to 1.85	17.33 to 16.92

American Century VP Ultra Class I Division:
2013	284	14.45 to 13.40	4,100	0.56	1.30 to 1.90	35.30 to 34.54
2012	350	10.68 to 9.96	3,716	–	1.25 to 1.85	12.54 to 11.78
2011	426	9.49 to 8.91	3,993	–	1.25 to 1.85	(0.21) to (0.78)
2010	526	9.51 to 8.98	4,935	0.55	1.25 to 1.85	14.58 to 13.96
2009	629	8.30 to 7.88	5,126	0.29	1.25 to 1.85	32.80 to 31.99

American Century VP Ultra Class II Division:
2013	3,228	17.04 to 16.10	54,398	0.43	1.40 to 2.00	35.13 to 34.28
2012	4,445	12.61 to 11.99	55,372	–	1.25 to 1.85	12.39 to 11.74
2011	5,075	11.22 to 10.73	56,336	–	1.25 to 1.85	(0.36) to (1.01)
2010	5,256	11.26 to 10.84	58,641	0.36	1.25 to 1.85	14.31 to 13.75
2009	5,741	9.85 to 9.53	56,071	0.18	1.25 to 1.85	32.93 to 31.99

American Century VP Value Class II Division:
2013	1,035	19.07 to 17.79	19,713	1.49	1.30 to 1.90	29.82 to 29.10
2012	1,294	14.69 to 13.78	18,873	1.75	1.25 to 1.85	13.09 to 12.40
2011	1,634	12.99 to 12.26	20,924	1.86	1.25 to 1.85	(0.38) to (0.97)
2010	1,961	13.04 to 12.38	25,180	2.05	1.25 to 1.85	11.64 to 11.03
2009	2,252	11.68 to 11.15	25,912	5.58	1.25 to 1.85	18.22 to 17.49

American Century VP Vista Class I Division:
2013	151	18.58 to 17.57	2,758	–	1.40 to 2.00	28.40 to 27.69
2012	163	14.47 to 13.76	2,328	–	1.25 to 1.85	14.21 to 13.53
2011	186	12.67 to 12.12	2,318	–	1.25 to 1.85	(9.05) to (9.62)
2010	219	13.93 to 13.41	3,007	–	1.25 to 1.85	22.41 to 21.69
2009	197	11.38 to 11.02	2,219	–	1.25 to 1.85	20.94 to 20.17

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

	December 31			For the Year Ended December 31,
				Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000s)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Lowest to Highest

Division
Balanced Class 1 Division:
2013	2,369	$3.05 to $24.54	$36,507	1.78%	0.42% to 1.90%	18.98% to 17.30%
2012	2,633	2.46 to 20.92	35,867	2.04	0.42 to 1.85	12.33 to 10.92
2011	2,890	2.27 to 18.86	36,779	2.30	0.43 to 1.85	3.62 to 2.17
2010	3,334	2.19 to 18.46	42,696	2.76	0.42 to 1.85	13.15 to 11.54
2009	3,884	1.94 to 16.55	44,052	4.94	0.41 to 1.85	20.65 to 18.98

Bond & Mortgage Securities Class 1 Division:
2013	9,961	2.70 to 21.16	201,686	3.30	0.40 to 2.00	(1.27) to (2.76)
2012	11,477	2.63 to 21.76	236,260	3.77	0.41 to 1.85	6.86 to 5.58
2011	12,019	2.56 to 20.61	235,718	0.10	0.40 to 1.85	6.63 to 5.10
2010	13,628	2.40 to 19.61	253,669	5.27	0.43 to 1.85	11.19 to 9.61
2009	15,157	2.16 to 17.89	251,405	11.41	0.40 to 1.85	20.41 to 18.71

Delaware Small Cap Value Service Class Division:
2013 (10)	23	11.40 to 11.35	262	–	1.30 to 2.00	13.66 to 13.16

Diversified Balanced Class 2 Division:
2013	63,792	13.45 to 13.13	856,504	0.33	1.40 to 2.00	11.43 to 10.80
2012	48,279	12.07 to 11.85	581,720	0.96	1.25 to 1.85	8.35 to 7.73
2011	29,822	11.14 to 11.00	331,823	0.96	1.25 to 1.85	(0.71) to 1.66
2010 (6)	15,601	10.88 to 10.82	169,723	–	1.25 to 1.85	7.94 to 7.34

Diversified Balanced Managed Volatility Class 2 Division:
2013 (11)	87	10.07 to 10.06	877	–	1.40 to 2.00	0.90 to 0.80

Diversified Growth Class 2 Division:
2013	154,283	14.30 to 13.96	2,202,298	0.45	1.40 to 2.00	16.45 to 15.75
2012	99,357	12.28 to 12.06	1,218,656	0.85	1.25 to 1.85	10.23 to 9.54
2011	67,150	11.14 to 11.01	747,474	0.75	1.25 to 1.85	(2.45) to 0.36
2010 (6)	29,374	11.03 to 10.97	323,912	–	1.25 to 1.85	9.10 to 8.51

Diversified Growth Managed Volatility Class 2 Division:
2013 (11)	393	10.12 to 10.11	3,979	–	1.40 to 2.00	1.40 to 1.30

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

	December 31			For the Year Ended December 31,
				Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000s)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Lowest to Highest

Division
Diversified Income Class 2 Division: Division:
2013	10,017	$11.20 to $11.09	$112,081	0.11%	1.40% to 2.00%	6.77% to 6.12%
2012 (9)	5,225	10.49 to 10.45	54,791	–	1.25 to 1.85	4.38 to 3.98

Diversified International Class 1 Division:
2013	7,605	3.32 to 26.27	183,015	2.83	0.42 to 2.00	17.90 to 16.55
2012	8,812	2.70 to 22.54	182,349	2.10	0.38 to 1.85	17.68 to 16.25
2011	10,327	2.39 to 19.39	182,722	0.44	0.44 to 1.85	(10.58) to (12.54)
2010	11,979	2.67 to 22.17	237,656	2.09	0.41 to 1.85	13.25 to 11.63
2009 (4)	10,543	2.36 to 19.86	176,753	5.22	0.40 to 1.85	27.22 to 26.50

Dreyfus IP Technology Growth Service Shares Division:
2013	217	21.45 to 20.28	4,605	–	1.40 to 2.00	30.71 to 30.00
2012	203	16.41 to 15.60	3,300	–	1.25 to 1.85	13.96 to 13.21
2011	191	14.40 to 13.78	2,726	–	1.25 to 1.85	(9.21) to (9.70)
2010	243	15.86 to 15.26	3,834	–	1.25 to 1.85	28.01 to 27.27
2009	197	12.39 to 11.99	2,425	0.12	1.25 to 1.85	55.26 to 54.11

DWS Small Mid Cap Value Class B Division:
2013 (10)	13	11.39 to 11.34	146	–	1.30 to 2.00	13.56 to 13.06

Equity Income Class 1 Division:
2013	22,006	1.75 to 12.89	293,600	3.07	0.33 to 2.00	26.77 to 24.90
2012	26,639	1.38 to 10.32	282,998	3.01	0.38 to 1.85	12.54 to 10.97
2011	30,579	1.23 to 9.30	291,224	0.55	0.54 to 1.85	5.00 to 3.45
2010	19,001	1.17 to 8.99	173,784	3.26	0.29 to 1.85	15.69 to 14.09
2009	20,376	1.01 to 7.88	162,644	5.86	0.55 to 1.85	19.23 to 17.79

Fidelity VIP Contrafund Service Class Division:
2013	2,372	21.55 to 19.92	51,076	0.93	1.30 to 1.90	29.43 to 28.68
2012	2,843	16.65 to 15.48	47,183	1.16	1.25 to 1.85	14.91 to 14.16
2011	3,527	14.49 to 13.56	50,818	0.85	1.25 to 1.85	(3.85) to (4.37)
2010	4,237	15.07 to 14.18	63,341	1.05	1.25 to 1.85	15.66 to 14.91
2009	5,121	13.03 to 12.34	66,028	1.28	1.25 to 1.85	33.92 to 33.26

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

	December 31			For the Year Ended December 31,
				Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000s)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Lowest to Highest

Division
Fidelity VIP Contrafund Service Class 2 Division:
2013	2,712	$20.78 to $19.64	$55,840	0.81%	1.40% to 2.00%	29.23% to 28.45%
2012	3,087	16.08 to 15.29	49,175	1.10	1.25 to 1.85	14.69 to 14.02
2011	3,365	14.02 to 13.41	46,781	0.80	1.25 to 1.85	(3.97) to (4.56)
2010	3,317	14.60 to 14.05	48,069	1.05	1.25 to 1.85	15.51 to 14.79
2009	3,293	12.64 to 12.24	41,367	1.25	1.25 to 1.85	33.76 to 32.90

Fidelity VIP Equity-Income Service Class 2 Division:
2013	2,399	16.64 to 15.51	39,708	2.19	1.30 to 2.00	26.25 to 25.38
2012	2,825	13.18 to 12.37	36,953	2.78	1.25 to 1.85	15.61 to 14.96
2011	3,357	11.40 to 10.76	37,791	2.15	1.25 to 1.85	(0.61) to (1.19)
2010	3,931	11.47 to 10.89	44,413	1.59	1.25 to 1.85	13.45 to 12.85
2009	4,491	10.11 to 9.65	44,737	2.08	1.25 to 1.85	28.30 to 27.48

Fidelity VIP Growth Service Class Division:
2013	1,248	13.34 to 12.33	16,637	0.18	1.30 to 1.90	34.48 to 33.59
2012	1,469	9.92 to 9.23	14,548	0.47	1.25 to 1.85	13.11 to 12.42
2011	1,711	8.77 to 8.21	14,924	0.24	1.25 to 1.85	(1.13) to (1.68)
2010	2,117	8.87 to 8.35	18,620	0.17	1.25 to 1.85	22.51 to 21.90
2009	2,477	7.24 to 6.85	17,734	0.33	1.25 to 1.85	26.57 to 25.69

Fidelity VIP Growth Service Class 2 Division:
2013	467	18.15 to 17.16	8,346	0.05	1.40 to 2.00	34.25 to 33.44
2012	501	13.52 to 12.86	6,666	0.34	1.25 to 1.85	12.95 to 12.31
2011	560	11.97 to 11.45	6,609	0.12	1.25 to 1.85	(1.24) to (1.89)
2010	666	12.12 to 11.67	7,988	0.03	1.25 to 1.85	22.30 to 21.56
2009	657	9.91 to 9.60	6,438	0.21	1.25 to 1.85	26.40 to 25.65

Fidelity VIP Mid Cap Service Class 2 Division:
2013	623	24.80 to 23.45	15,323	0.29	1.40 to 2.00	34.05 to 33.31
2012	592	18.50 to 17.59	10,855	0.38	1.25 to 1.85	13.15 to 12.47
2011	644	16.35 to 15.64	10,432	0.02	1.25 to 1.85	(11.95) to (12.48)
2010	693	18.57 to 17.87	12,784	0.14	1.25 to 1.85	26.93 to 26.20
2009	522	14.63 to 14.16	7,571	0.48	1.25 to 1.85	38.02 to 37.21

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

	December 31			For the Year Ended December 31,
				Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000s)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Lowest to Highest

Division
Fidelity VIP Overseas Service Class 2 Division:
2013	2,605	$17.79 to $16.81	$45,762	1.10%	1.40% to 2.00%	28.54% to 27.74%
2012	3,226	13.84 to 13.16	44,060	1.80	1.25 to 1.85	19.00 to 18.35
2011	3,580	11.63 to 11.12	41,148	1.29	1.25 to 1.85	(18.27) to (18.83)
2010	3,425	14.23 to 13.70	48,259	1.28	1.25 to 1.85	11.52 to 10.84
2009	3,652	12.76 to 12.36	46,197	1.96	1.25 to 1.85	24.61 to 23.97

Franklin Small Cap Value Securities Class 2 Division:
2013	185	18.93 to 18.47	3,494	1.17	1.30 to 2.00	17.65 to 33.65
2012	142	14.07 to 13.82	1,990	0.68	1.25 to 1.85	16.86 to 16.23
2011	144	12.04 to 11.89	1,726	0.62	1.25 to 1.85	(4.90) to (5.56)
2010 (6)	35	12.66 to 12.59	447	0.42	1.25 to 1.85	23.75 to 23.07

Goldman Sachs VIT Mid Cap Value Institutional Class I Division:
2013	842	21.70 to 20.50	18,015	0.83	1.30 to 2.00	10.55 to 30.32
2012	964	16.54 to 15.73	15,718	1.12	1.25 to 1.85	17.06 to 16.35
2011	1,108	14.13 to 13.52	15,462	0.75	1.25 to 1.85	(7.59) to (8.09)
2010	1,150	15.29 to 14.71	17,385	0.67	1.25 to 1.85	23.51 to 22.69
2009	1,297	12.38 to 11.99	15,906	1.88	1.25 to 1.85	31.42 to 30.75

Goldman Sachs VIT Structured Small Cap Equity Institutional Class I Division:
2013	417	17.41 to 16.45	7,164	0.99	1.30 to 2.00	14.16 to 32.98
2012	457	13.00 to 12.37	5,868	1.15	1.25 to 1.85	11.40 to 10.74
2011	535	11.67 to 11.17	6,184	0.80	1.25 to 1.85	(0.60) to (1.15)
2010	516	11.74 to 11.30	6,007	0.57	1.25 to 1.85	28.59 to 27.83
2009	487	9.13 to 8.84	4,414	1.30	1.25 to 1.85	26.10 to 25.21

Government & High Quality Bond Class 1 Division:
2013	14,619	2.66 to 11.32	159,944	3.86	0.42 to 2.00	(1.44) to (2.83)
2012	17,413	2.58 to 11.65	196,166	3.99	0.40 to 1.85	3.25 to 1.92
2011	18,006	2.61 to 11.43	197,866	0.18	0.39 to 1.85	5.78 to 4.29
2010	20,724	2.47 to 10.96	216,707	5.00	0.44 to 1.85	5.71 to 3.98
2009	1,180	10.66 to 10.54	12,511	8.98	0.85 to 1.85	5.54 to 103.87

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

	December 31			For the Year Ended December 31,
				Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000s)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Lowest to Highest

Division
International Emerging Markets Class 1 Division:
2013	2,369	$3.77 to $30.95	$74,988	2.37%	0.40% to 2.00%	(5.42)% to (6.47)%
2012	2,577	3.99 to 33.09	86,313	1.30	0.37 to 1.85	20.29 to 18.60
2011	2,866	3.32 to 27.90	80,663	0.26	0.44 to 1.85	(17.77) to (19.01)
2010	3,189	4.03 to 34.45	108,919	1.25	0.41 to 1.85	18.76 to 17.10
2009 (4)	3,554	3.40 to 29.42	103,506	2.08	0.42 to 1.85	68.27 to 66.50

Invesco American Franchise Series I Division:
2013 (12)	385	13.39 to 13.26	5,160	0.43	1.30 to 1.90	38.33 to 37.55
2012 (8)	458	9.68 to 9.64	4,432	–	1.25 to 1.85	(3.30) to (3.70)

Invesco Core Equity Series I Division:
2013	1,606	14.71 to 13.59	23,623	1.34	1.30 to 1.90	27.69 to 26.77
2012	1,934	11.52 to 10.72	22,263	0.95	1.25 to 1.85	12.39 to 11.78
2011	2,296	10.25 to 9.59	23,462	0.93	1.25 to 1.85	(1.25) to (1.84)
2010	2,686	10.38 to 9.77	27,717	0.95	1.25 to 1.85	8.12 to 7.48
2009	3,316	9.60 to 9.09	31,520	1.80	1.25 to 1.85	26.82 to 26.07

Invesco Global Health Care Series I Division:
2013	551	19.06 to 17.67	10,479	0.69	1.30 to 1.90	38.82 to 37.94
2012	551	13.73 to 12.81	7,547	–	1.25 to 1.85	19.39 to 18.72
2011	592	11.50 to 10.79	6,751	–	1.25 to 1.85	2.68 to 1.98
2010	663	11.20 to 10.58	7,323	–	1.25 to 1.85	3.99 to 3.42
2009	818	10.77 to 10.23	8,655	0.34	1.25 to 1.85	25.96 to 25.37

Invesco International Growth Series I Division:
2013	791	11.22 to 10.85	8,853	1.35	1.40 to 2.00	17.61 to 16.92
2012	735	9.54 to 9.28	6,999	1.65	1.25 to 1.85	14.25 to 13.59
2011	700	8.35 to 8.17	5,831	1.58	1.25 to 1.85	(7.73) to (8.20)
2010	503	9.05 to 8.90	4,542	2.48	1.25 to 1.85	11.45 to 10.70
2009	400	8.12 to 8.04	3,243	2.96	1.25 to 1.85	33.55 to 32.89

Invesco MidCap Growth Series I Division:
2013 (13)	126	13.25 to 13.12	1,672	0.39	1.30 to 1.90	35.34 to 34.56
2012 (8)	162	9.79 to 9.75	1,589	–	1.25 to 1.85	(2.59) to (2.99)

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

	December 31			For the Year Ended December 31,
				Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000s)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Lowest to Highest

Division
Invesco Small Cap Equity Series I Division:
2013	469	$22.79 to $21.53	$10,623	0.01%	1.30% to 2.00%	35.74% to 34.82%
2012	510	16.79 to 15.97	8,502	–	1.25 to 1.85	12.46 to 11.83
2011	592	14.93 to 14.28	8,774	–	1.25 to 1.85	(1.97) to (2.59)
2010	498	15.23 to 14.66	7,524	–	1.25 to 1.85	27.02 to 26.27
2009	476	11.99 to 11.61	5,662	0.20	1.25 to 1.85	19.78 to 19.08

Invesco Technology Series I Division:
2013	410	8.37 to 7.76	3,426	–	1.30 to 1.90	23.45 to 22.78
2012	498	6.78 to 6.32	3,350	–	1.25 to 1.85	9.89 to 9.15
2011	591	6.17 to 5.79	3,591	0.17	1.25 to 1.85	(6.23) to (6.76)
2010	772	6.58 to 6.21	4,981	–	1.25 to 1.85	19.85 to 19.19
2009	1,000	5.49 to 5.21	5,388	–	1.25 to 1.85	55.52 to 54.60

Invesco Value Opportunities Series I Division:
2013 (14)	401	14.26 to 13.48	5,666	1.46	1.40 to 2.00	32.04 to 31.13
2012	428	10.80 to 10.28	4,582	1.43	1.25 to 1.85	16.13 to 15.64

Janus Aspen Enterprise Service Shares Division:
2013	744	13.35 to 12.34	9,931	0.36	1.30 to 1.90	30.37 to 29.62
2012	889	10.24 to 9.52	9,083	–	1.25 to 1.85	15.45 to 14.84
2011	1,085	8.87 to 8.29	9,564	–	1.25 to 1.85	(2.85) to (3.49)
2010	1,395	9.13 to 8.59	12,638	–	1.25 to 1.85	24.05 to 23.24
2009	1,712	7.36 to 6.97	12,455	–	1.25 to 1.85	42.64 to 41.67

LargeCap Blend II Class 1 Division:
2013	7,750	17.69 to 16.49	135,701	1.41	1.30 to 2.00	29.79 to 28.93
2012	9,846	13.63 to 12.79	132,633	1.29	1.25 to 1.85	13.77 to 13.09
2011	11,823	11.98 to 11.31	139,819	0.03	1.25 to 1.85	(1.40) to (1.99)
2010	13,116	12.15 to 11.54	157,179	2.47	1.25 to 1.85	11.88 to 11.18
2009	14,829	10.86 to 10.38	159,053	1.87	1.25 to 1.85	28.07 to 27.36

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

	December 31			For the Year Ended December 31,
				Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000s)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Lowest to Highest

Division
LargeCap Growth Class 1 Division:
2013	3,571	$2.99 to $24.65	$55,522	1.44%	0.42% to 2.00%	33.35% to 31.40%
2012	3,916	2.16 to 18.76	48,013	0.29	0.41 to 1.85	16.10 to 14.67
2011	4,423	1.93 to 16.36	47,766	–	0.44 to 1.85	(4.63) to (5.98)
2010	5,184	2.02 to 17.40	59,163	0.06	0.42 to 1.85	17.88 to 16.23
2009	6,145	1.72 to 14.97	58,964	0.76	0.40 to 1.85	26.48 to 24.65

LargeCap Growth I Class 1 Division:
2013	2,572	1.91 to 47.26	114,518	0.38	0.40 to 2.00	35.57 to 33.54
2012	2,847	1.41 to 35.39	97,185	0.07	0.44 to 1.85	15.89 to 14.23
2011	3,256	1.22 to 30.98	97,585	–	0.44 to 1.85	(0.74) to (2.15)
2010	3,814	1.23 to 31.66	116,970	0.13	0.53 to 1.85	19.10 to 17.43
2009	4,745	1.03 to 26.96	118,873	0.05	0.49 to 1.85	52.05 to 49.86

LargeCap S&P 500 Index Class 1 Division:
2013	7,202	1.76 to 13.30	101,189	1.22	0.40 to 2.00	31.49 to 29.50
2012	7,893	1.34 to 10.27	85,828	1.07	0.41 to 1.85	15.02 to 13.36
2011	9,228	1.17 to 9.06	88,077	0.05	0.50 to 1.85	1.31 to (0.11)
2010	10,207	1.15 to 9.07	96,644	1.44	0.21 to 1.85	14.19 to 12.67
2009	11,964	1.01 to 8.05	96,031	4.51	0.37 to 1.85	25.78 to 23.85

LargeCap Value Class 1 Division:
2013	4,234	4.78 to 33.54	95,526	2.52	0.43 to 2.00	30.28 to 28.36
2012	4,706	3.51 to 26.13	84,330	1.26	0.42 to 1.85	17.82 to 16.39
2011	5,519	36.07 to 22.45	83,241	–	0.31 to 1.85	0.69 to (0.66)
2010	6,439	35.82 to 22.60	97,515	1.77	0.29 to 1.85	13.54 to 11.99
2009	7,449	31.55 to 20.18	99,153	5.02	0.35 to 1.85	15.90 to 14.14

MFS VIT New Discovery Service Class Division:
2013 (10)	51	11.84 to 11.79	598	–	1.30 to 2.00	17.00 to 16.50

MFS VIT Utilities Service Class Division:
2013	425	20.38 to 19.82	8,631	2.03	1.40 to 2.00	18.70 to 17.98
2012	311	17.17 to 16.80	5,324	6.80	1.25 to 1.85	11.78 to 11.11
2011	212	15.36 to 15.12	3,243	3.24	1.25 to 1.85	5.21 to 4.56
2010	111	14.60 to 14.46	1,619	2.09	1.25 to 1.85	12.05 to 11.40
2009 (5)	46	13.03 to 12.98	594	–	1.25 to 1.85	27.62 to 27.13

Principal Life Insurance Company Separate Account B Notes to Financial Statements December 31, 2013

	December 31			For the Year Ended December 31,
				Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000s)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Lowest to Highest

Division
MFS VIT Value Service Class Division:
2013	222	$20.09 to $19.54	$4,442	1.11%	1.40% to 2.00%	33.84% to 33.02%
2012	133	15.01 to 14.69	1,987	1.32	1.25 to 1.85	14.41 to 13.79
2011	114	13.12 to 12.91	1,498	1.29	1.25 to 1.85	(1.65) to (2.27)
2010	109	13.34 to 13.21	1,459	1.08	1.25 to 1.85	9.79 to 9.17
2009 (5)	38	12.15 to 12.10	467	–	1.25 to 1.85	18.31 to 17.82

MidCap Class 1 Division:
2013 (15)	6,669	8.41 to 67.62	412,319	1.44	0.43 to 2.00	33.37 to 31.38
2012	7,660	6.06 to 51.47	362,857	0.87	0.42 to 1.85	18.68 to 17.24
2011	8,881	5.30 to 43.90	355,563	–	0.44 to 1.85	7.84 to 6.32
2010	10,174	4.92 to 41.29	378,975	2.61	0.44 to 1.85	23.58 to 21.84
2009	8,467	3.98 to 33.89	245,427	0.86	0.40 to 1.85	33.20 to 31.31

Money Market Class 1 Division:
2013	6,956	2.42 to 12.58	65,639	–	0.00 to 2.00	(1.00) to (1.87)
2012	8,221	2.19 to 12.82	81,007	–	0.00 to 1.85	(1.49) to (1.84)
2011	9,682	2.47 to 13.06	101,686	–	0.00 to 1.85	(0.99) to (1.88)
2010	10,709	1.70 to 13.31	115,064	–	0.40 to 1.85	(0.42) to (1.84)
2009	14,990	1.71 to 13.56	164,649	0.32	0.43 to 1.85	(0.20) to (1.60)

Neuberger Berman AMT Large Cap Value I Class Division:
2013	312	17.66 to 16.70	5,443	1.11	1.40 to 2.00	29.38 to 28.66
2012	394	13.65 to 12.98	5,317	0.41	1.25 to 1.85	15.19 to 14.46
2011	396	11.85 to 11.34	4,642	–	1.25 to 1.85	(12.48) to (12.97)
2010	395	13.54 to 13.03	5,296	0.62	1.25 to 1.85	14.26 to 13.50
2009	456	11.85 to 11.48	5,364	2.65	1.25 to 1.85	54.10 to 53.27

Neuberger Berman AMT Small Cap Growth S Class Division:
2013	256	14.87 to 14.05	3,748	–	1.40 to 2.00	43.95 to 43.08
2012	299	10.33 to 9.82	3,038	–	1.25 to 1.85	7.49 to 6.74
2011	321	9.61 to 9.20	3,046	–	1.25 to 1.85	(2.34) to (2.85)
2010	330	9.84 to 9.47	3,211	–	1.25 to 1.85	18.13 to 17.49
2009	338	8.33 to 8.06	2,780	–	1.25 to 1.85	21.25 to 20.48

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

	December 31			For the Year Ended December 31,
				Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000s)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Lowest to Highest

Division
Neuberger Berman AMT Socially Responsive I Class Division:
2013	387	$19.42 to $18.35	$7,439	0.68%	1.40% to 2.00%	35.80% to 34.93%
2012	460	14.30 to 13.60	6,518	0.23	1.25 to 1.85	9.66 to 8.97
2011	495	13.04 to 12.48	6,401	0.35	1.25 to 1.85	(4.33) to (4.88)
2010	470	13.63 to 13.12	6,359	0.04	1.25 to 1.85	21.37 to 20.59
2009	477	11.23 to 10.88	5,324	2.33	1.25 to 1.85	29.83 to 29.06

Oppenheimer Main Street Small Cap Service Shares Division:
2013 (10)	33	11.53 to 11.49	378	0.06	1.30 to 1.90	15.07 to 14.67

PIMCO All Asset Administrative Class Division:
2013	346	14.51 to 14.12	4,994	4.45	1.40 to 2.00	(1.09) to (1.60)
2012	322	14.67 to 14.35	4,703	5.79	1.25 to 1.85	13.54 to 12.81
2011	201	12.92 to 12.72	2,597	6.77	1.25 to 1.85	0.70 to 0.08
2010	234	12.83 to 12.71	2,994	9.57	1.25 to 1.85	11.66 to 11.00
2009 (5)	45	11.49 to 11.45	519	15.41	1.25 to 1.85	14.21 to 13.82

PIMCO High Yield Administrative Class Division:
2013	1,048	13.60 to 13.28	14,204	5.56	1.40 to 2.00	4.37 to 3.75
2012	1,126	13.03 to 12.80	14,597	5.82	1.25 to 1.85	12.91 to 12.18
2011	1,338	11.54 to 11.41	15,396	6.67	1.25 to 1.85	2.03 to 1.51
2010 (6)	714	11.31 to 11.24	8,052	6.63	1.25 to 1.85	12.65 to 11.95

PIMCO Total Return Administrative Class Division:
2013	2,556	12.21 to 11.87	31,116	2.20	1.40 to 2.00	(3.17) to (3.81)
2012	3,618	12.61 to 12.34	45,490	2.48	1.25 to 1.85	8.24 to 7.59
2011	2,292	11.65 to 11.47	26,662	2.60	1.25 to 1.85	2.28 to 1.68
2010	1,460	11.39 to 11.28	16,609	2.31	1.25 to 1.85	6.75 to 6.11
2009 (5)	401	10.67 to 10.63	4,273	3.19	1.25 to 1.85	6.70 to 6.30

Principal Capital Appreciation Class 1 Division:
2013	1,169	14.80 to 13.93	16,817	6.72	0.95 to 2.00	31.44 to 30.19
2012	1,038	11.26 to 10.70	11,418	1.13	0.95 to 1.85	12.71 to 11.69
2011	936	9.99 to 9.58	9,164	–	0.95 to 1.85	(0.79) to (1.64)
2010	754	10.07 to 9.74	7,466	1.80	0.95 to 1.85	14.30 to 13.26
2009	537	8.81 to 8.60	4,670	1.68	0.95 to 1.85	28.61 to 27.41

Principal Life Insurance Company Separate Account B Notes to Financial Statements December 31, 2013

	December 31			For the Year Ended December 31,
				Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000s)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Lowest to Highest

Division
Principal LifeTime Strategic Class 1 Income Division:
2013	1,813	$12.30 to $12.86	$24,406	2.72%	0.95% to 2.00%	4.15% to 3.21%
2012	1,977	11.81 to 12.46	25,654	1.77	0.95 to 1.85	8.65 to 7.60
2011	2,070	10.87 to 11.58	24,819	3.13	0.95 to 1.85	2.45 to 1.58
2010	2,070	10.61 to 11.40	24,280	4.80	0.95 to 1.85	10.29 to 9.20
2009	2,006	9.62 to 10.44	21,415	5.09	0.95 to 1.85	17.75 to 16.78

Principal LifeTime 2010 Class 1 Division:
2013	2,531	13.04 to 14.01	36,994	2.38	0.95 to 2.00	9.76 to 8.77
2012	2,851	11.88 to 12.88	38,033	1.90	0.95 to 1.85	10.82 to 9.71
2011	3,124	10.72 to 11.74	37,726	2.71	0.95 to 1.85	0.47 to (0.42)
2010	3,413	10.67 to 11.79	41,055	4.30	0.95 to 1.85	12.79 to 11.86
2009	3,536	9.46 to 10.54	37,830	4.27	0.95 to 1.85	23.98 to 22.84

Principal LifeTime 2020 Class 1 Division:
2013	11,078	13.78 to 15.26	176,094	2.14	0.95 to 2.00	14.93 to 13.88
2012	12,377	11.99 to 13.40	171,673	1.71	0.95 to 1.85	13.65 to 12.61
2011	13,310	10.55 to 11.90	163,065	2.49	0.95 to 1.85	(1.95) to (2.86)
2010	14,045	10.76 to 12.25	176,256	3.85	0.95 to 1.85	13.86 to 12.90
2009	14,515	9.45 to 10.85	160,531	3.46	0.95 to 1.85	26.34 to 25.14

Principal LifeTime 2030 Class 1 Division:
2013	4,540	13.81 to 15.28	72,233	1.94	0.95 to 2.00	17.93 to 16.73
2012	4,718	11.71 to 13.09	63,923	1.60	0.95 to 1.85	14.47 to 13.43
2011	4,956	10.23 to 11.54	58,812	1.96	0.95 to 1.85	(3.12) to (3.99)
2010	5,131	10.56 to 12.02	63,026	2.32	0.95 to 1.85	14.29 to 13.29
2009	4,758	9.24 to 10.61	51,252	1.78	0.95 to 1.85	26.92 to 25.86

Principal LifeTime 2040 Class 1 Division:
2013	787	14.09 to 15.88	13,053	1.57	0.95 to 2.00	21.26 to 20.21
2012	852	11.62 to 13.21	11,702	1.57	0.95 to 1.85	15.62 to 14.57
2011	874	10.05 to 11.53	10,412	1.61	0.95 to 1.85	(4.10) to (5.02)
2010	869	10.48 to 12.14	10,823	2.23	0.95 to 1.85	14.79 to 13.78
2009	751	9.13 to 10.67	8,167	2.73	0.95 to 1.85	28.23 to 27.18

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

	December 31			For the Year Ended December 31,
				Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000s)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Lowest to Highest

Division
Principal LifeTime 2050 Class 1 Division:
2013	501	$14.10 to $15.96	$8,354	1.58%	0.95% to 2.00%	22.61% to 21.46%
2012	486	11.50 to 13.14	6,618	1.45	0.95 to 1.85	16.04 to 14.96
2011	470	9.91 to 11.43	5,533	1.50	0.95 to 1.85	(4.89) to (5.69)
2010	469	10.42 to 12.12	5,830	2.13	0.95 to 1.85	15.14 to 14.02
2009	464	9.05 to 10.63	5,018	2.41	0.95 to 1.85	28.73 to 27.76

Real Estate Securities Class 1 Division:
2013	1,880	3.67 to 36.64	72,398	1.29	0.49 to 2.00	3.66 to 2.15
2012	2,051	3.54 to 35.87	76,907	1.40	0.48 to 1.85	16.68 to 15.00
2011	2,278	3.04 to 31.19	73,765	–	0.66 to 1.85	8.48 to 6.92
2010	2,507	2.80 to 29.17	75,755	2.99	0.67 to 1.85	25.17 to 23.44
2009	3,012	2.24 to 23.63	72,274	4.21	0.37 to 1.85	28.33 to 26.50

SAM Balanced Portfolio Class 1 Division:
2013	58,685	1.90 to 12.79	775,903	2.43	0.57 to 2.00	15.50 to 15.54
2012	61,098	11.65 to 11.07	697,358	0.69	0.95 to 1.85	11.70 to 10.70
2011	64,434	10.43 to 10.00	660,873	2.77	0.95 to 1.85	0.00 to (0.89)
2010	66,480	10.43 to 10.09	684,067	3.60	0.95 to 1.85	12.51 to 11.49
2009	62,913	9.27 to 9.05	577,353	3.66	0.95 to 1.85	22.62 to 21.64

SAM Conservative Balanced Class 1 Portfolio Division:
2013	13,493	13.52 to 12.72	177,876	2.87	0.95 to 2.00	10.46 to 9.37
2012	13,568	12.24 to 11.63	162,474	0.82	0.95 to 1.85	10.17 to 9.20
2011	14,050	11.11 to 10.65	153,302	3.19	0.95 to 1.85	1.37 to 0.38
2010	14,635	10.96 to 10.61	158,220	4.32	0.95 to 1.85	10.71 to 9.83
2009	14,160	9.90 to 9.66	138,649	3.08	0.95 to 1.85	20.00 to 18.97

SAM Conservative Growth Class 1 Portfolio Division:
2013	6,963	13.23 to 12.45	89,642	1.82	0.95 to 2.00	21.94 to 20.76
2012	6,406	10.85 to 10.31	67,909	0.44	0.95 to 1.85	13.14 to 12.07
2011	6,161	9.59 to 9.20	57,954	2.01	0.95 to 1.85	(1.44) to (2.23)
2010	5,760	9.73 to 9.41	55,154	3.12	0.95 to 1.85	14.07 to 13.10
2009	4,941	8.53 to 8.32	41,606	4.97	0.95 to 1.85	24.53 to 23.44

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

	December 31			For the Year Ended December 31,
				Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000s)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Lowest to Highest

Division
SAM Flexible Income Portfolio Class 1 Division:
2013	13,976	$13.63 to $12.83	$185,636	3.43%	0.95% to 2.00%	6.73% to 5.68%
2012	14,864	12.77 to 12.14	185,716	1.13	0.95 to 1.85	9.52 to 8.59
2011	14,070	11.66 to 11.18	160,984	3.86	0.95 to 1.85	2.46 to 1.54
2010	14,055	11.38 to 11.01	157,635	5.26	0.95 to 1.85	9.42 to 8.47
2009	12,515	10.40 to 10.15	128,680	4.54	0.95 to 1.85	18.86 to 17.75

SAM Strategic Growth Portfolio Class 1 Division:
2013	4,539	13.08 to 12.31	57,654	1.43	0.95 to 2.00	26.25 to 24.97
2012	4,171	10.36 to 9.85	42,188	0.24	0.95 to 1.85	14.35 to 13.48
2011	4,626	9.06 to 8.68	41,082	1.50	0.95 to 1.85	(2.79) to (3.77)
2010	4,212	9.32 to 9.02	38,641	2.50	0.95 to 1.85	15.35 to 14.32
2009	3,779	8.08 to 7.89	30,169	3.70	0.95 to 1.85	26.25 to 25.04

Short-Term Income Class 1 Division:
2013	13,303	11.81 to 11.21	153,216	1.87	0.85 to 2.00	0.34 to (0.80)
2012	14,402	11.77 to 11.30	166,187	2.09	0.85 to 1.85	4.07 to 3.10
2011	14,110	11.31 to 10.96	157,122	0.15	0.85 to 1.85	0.53 to (0.54)
2010	14,544	11.25 to 11.02	161,858	2.79	0.85 to 1.85	3.31 to 2.32
2009	2,174	10.89 to 10.77	23,551	7.36	0.85 to 1.85	9.01 to 110.35

SmallCap Blend Class 1 Division:
2013	1,736	2.08 to 18.50	34,644	0.33	0.38 to 2.00	47.19 to 21.95
2012	1,931	1.41 to 12.76	26,674	–	0.32 to 1.85	14.22 to 12.62
2011	2,287	1.24 to 11.33	27,780	0.35	0.34 to 1.85	(1.89) to (3.25)
2010	2,886	1.26 to 11.71	33,079	0.50	0.20 to 1.85	23.74 to 21.98
2009	3,419	1.02 to 9.60	33,829	0.73	0.33 to 1.85	21.60 to 19.85

SmallCap Growth II Class 1 Division:
2013	2,157	1.31 to 15.42	33,880	–	0.42 to 2.00	46.81 to 44.65
2012	2,316	0.89 to 10.66	25,716	–	0.37 to 1.85	15.80 to 14.13
2011	2,639	0.77 to 9.34	25,540	–	0.46 to 1.85	(4.79) to (6.13)
2010	3,144	0.81 to 9.95	31,722	–	0.23 to 1.85	26.40 to 24.69
2009	3,540	0.64 to 7.98	28,675	–	0.72 to 1.85	31.00 to 29.34

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

	December 31			For the Year Ended December 31,
				Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000s)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Lowest to Highest

Division
SmallCap Value I Class 1 Division:
2013	2,508	$2.89 to $32.58	$83,432	1.05%	0.42% to 2.00%	39.18% to 37.12%
2012	3,065	2.08 to 23.76	75,361	0.81	0.37 to 1.85	21.21 to 19.52
2011	3,704	1.71 to 19.88	76,201	0.04	0.51 to 1.85	(4.06) to (5.42)
2010	4,063	1.79 to 21.02	86,698	0.84	0.36 to 1.85	25.53 to 23.72
2009	4,686	1.42 to 16.99	80,632	2.30	0.46 to 1.85	15.68 to 14.10

T. Rowe Price Blue Chip Growth Portfolio II Division:
2013	566	20.43 to 19.31	11,456	–	1.40 to 2.00	38.98 to 38.13
2012	567	14.70 to 13.98	8,278	–	1.25 to 1.85	16.48 to 15.73
2011	562	12.62 to 12.08	7,052	–	1.25 to 1.85	0.08 to (0.49)
2010	535	12.61 to 12.14	6,703	–	1.25 to 1.85	14.53 to 13.88
2009	457	11.01 to 10.66	5,001	–	1.25 to 1.85	40.08 to 39.16

T. Rowe Price Health Sciences Portfolio II Division:
2013	631	34.28 to 32.40	21,393	–	1.40 to 2.00	48.59 to 47.68
2012	515	23.07 to 21.94	11,743	–	1.25 to 1.85	29.32 to 28.53
2011	439	17.84 to 17.07	7,738	–	1.25 to 1.85	9.05 to 8.38
2010	396	16.36 to 15.75	6,429	–	1.25 to 1.85	13.85 to 13.23
2009	342	14.37 to 13.91	4,869	–	1.25 to 1.85	29.69 to 28.92

Templeton Growth Securities Class 2 Division:
2013	49	21.94	1,071	2.65	0.85	29.82
2012	61	16.90	1,032	2.23	0.85	20.28
2011	69	14.05	964	1.35	0.85	(7.75)
2010	79	15.23	1,200	1.41	0.85	6.43
2009	92	14.31	1,315	3.15	0.85	29.97

Van Eck Global Hard Assets Class Division:
2013	584	15.27 to 14.85	8,885	0.49	1.30 to 2.00	8.92 to 8.24
2012	565	14.02 to 13.72	7,902	0.68	1.25 to 1.85	1.82 to 1.18
2011	559	13.77 to 13.56	7,688	0.73	1.25 to 1.85	(17.74) to (18.21)
2010	323	16.74 to 16.58	5,397	0.14	1.25 to 1.85	27.11 to 41.23
2009 (5)	82	13.17 to 13.12	1,081	–	1.25 to 1.85	26.63 to 26.28

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

(1)
These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the divisions invest. These ratios are annualized for periods less than one year.

(2)
These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. For purposes of the total return calculation the beginning unit value is typically equal to an investment option with a similar expense structure and if no such similar investment option exists then a beginning unit value of ten would typically be used. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Total returns have not been annualized for periods less than one year. These percentages represent the range of total returns available as of the report date and correspond with the expense ratio lowest to highest.

(4)
These divisions received payment from affiliate as compensation for foreign income tax credits. The total returns for these divisions would have been lower without the inclusion of the payment from affiliate.

(5)	Commencement of operations, May 18, 2009. Investment income ratios have been annualized for the period ended December 31, 2009.
(6)	Commencement of operations, January 4, 2010. Investment income ratios have been annualized for the period ended December 31, 2010.
(7)	Commencement of operations, May 24, 2010. Investment income ratios have been annualized for the period ended December 31, 2010.
(8)	Commencement of operations, April 27, 2012. Investment income ratios have been annualized for the period ended December 31, 2012.
(9)	Commencement of operations, May 21, 2012. Investment income ratios have been annualized for the period ended December 31, 2012.
(10)	Commencement of operations, May 20, 2013. Investment income ratios have been annualized for the period ended December 31, 2013.
(11)	Commencement of operations, December 2, 2013. Investment income ratios have been annualized for the period ended December 31, 2013.
(12)	Represented the operations of Invesco Van Kampen American Franchise Series I Division until May 20, 2013.
(13)	Represented the operations of Invesco Van Kampen MidCap Growth Series I Division until May 20, 2013.
(14)	Represented the operations of Invesco Van Kampen Value Opportunities Series I Division until May 20, 2013.
(15)	Represented the operations of MidCap Blend Class 1 Division until May 20, 2013.

Principal Life Insurance Company Separate Account B Notes to Financial Statements December 31, 2013

There are divisions that have total return outside of the ranges indicated above. The following is a list of the divisions and corresponding lowest total return and highest total return.
Division	2013 Unit Value	2013 Total Return
Balanced Class 1 Division	$2.92 and $26.55	–%
Bond & Mortgage Securities Class 1 Division	2.59, 21.17, 22.89 and 22.90	–
Diversified International Class 1 Division	3.18, 26.28, 28.42 and 28.43	–
Equity Income Class 1 Division	$13.44 and $13.45	–%
Franklin Small Cap Value Securities Class 2 Division	–	17.18 and 34.47
Goldman Sachs VIT Mid Cap Value Service Class I Division	–	10.09 and 31.14
Goldman Sachs VIT Structured Small Cap Equity Service Class I Division	–	13.75 and 33.92
Government & High Quality Bond Class 1 Division	11.67, 11.86, 11.92 and 2.54	–
International Emerging Markets Class 1 Division	30.96, 33.48 and 33.50	–
LargeCap Growth Class 1 Division	2.87, 24.66, 26.67 and 26.68	–
LargeCap Growth I Class 1 Division	47.28, 51.13 and 51.15	–
LargeCap S&P 500 Index Class 1 Division	13.31, 14.39, 15.27 and 15.42	–
LargeCap Value Class 1 Division	4.56, 33.55, 36.29, 36.30 and 55.42	–
MidCap Class 1 Division	8.06, 67.65, 73.16 and 73.19	–
Money Market Class 1 Division	1.60, 1.68, 2.16, 12.59, 13.61 and 13.62	–
Principal LifeTime Strategic Income Class 1 Division	$13.60	–
Principal LifeTime 2010 Class 1 Division	14.81 and 14.82	–
Principal LifeTime 2020 Class 1 Division	$16.14	–
Principal LifeTime 2030 Class 1 Division	15.29, 16.16 and 16.17	–
Principal LifeTime 2040 Class 1 Division	15.89, 16.79 and 16.80	–
Principal LifeTime 2050 Class 1 Division	$16.88	–
Real Estate Securities Class 1 Division	36.65, 39.63 and 39.65	–
SAM Balanced Portfolio Class 1 Division	13.31, 13.32 and 13.59	16.14, 16.23 and 16.65
SmallCap Blend Class 1 Division	18.51, 20.01, 20.02 and 25.98	–
SmallCap Growth II Class 1 Division	15.43, 15.78, 16.68 and 16.69	–
SmallCap Value I Class 1 Division	32.59, 35.24 and 35.26	–

Principal Life Insurance Company Separate Account B Notes to Financial Statements December 31, 2013
Division	2012 Unit Value	2012 Total Return
Asset Allocation Class 1 Division	$28.28	–%
Balanced Class 1 Division	22.50	12.58
Bond & Mortgage Securities Class 1 Division	23.40	7.09
Diversified International Class 1 Division	24.24	16.93, 17.31, 17.47 and 17.94
Equity Income Class 1 Division	10.70	–

Government & High Quality Bond Class 1 Division	$11.94, $12.09 and $12.14	3.48%
International Emerging Markets Class 1 Division	35.58	–
LargeCap Growth Class 1 Division	20.18	16.36
LargeCap Growth I Class 1 Division	38.05	–
LargeCap S&P 500 Index Class 1 Division	11.04, 11.66 and 11.79	–
LargeCap Value Class 1 Division	28.10 and 42.56	18.01 and 18.08
MidCap Blend Class 1 Division	55.35	18.94
Money Market Class 1 Division	13.79	(1.22), (1.00), (0.94), (0.82), (0.64) and (0.42)
Principal LifeTime Strategic Income Class 1 Division	13.10	–
Principal LifeTime 2010 Class 1 Division	13.54	–
Principal LifeTime 2020 Class 1 Division	14.09	–
Principal LifeTime 2030 Class 1 Division	13.76	–
Principal LifeTime 2040 Class 1 Division	13.89	–
Principal LifeTime 2050 Class 1 Division	13.81	–
Real Estate Securities Class 1 Division	38.58	–
Short-Term Income Class 1 Division	–	4.08
SmallCap Blend Class 1 Division	13.72 and 17.72	–
SmallCap Growth II Class 1 Division	10.80 and 11.46	–
SmallCap Value I Class 1 Division	25.55	–

Division	2011 Unit Value	2011 Total Return
Asset Allocation Class 1 Division	$25.22	–%
Balanced Class 1 Division	2.19 and 20.16	–
Bond & Mortgage Securities Class 1 Division	2.46 and 22.03	–
Diversified Balanced Class 2 Division	–	2.39
Diversified Growth Class 2 Division	–	1.00
Diversified International Class 1 Division	2.30 and 20.73	–
Equity Income Class 1 Division	9.59	–
Government & High Quality Bond Class 1 Division	2.50, 11.64, 11.75 and 11.79	–
International Emerging Markets Class 1 Division	29.83	–
LargeCap Growth Class 1 Division	1.86 and 17.49	–
LargeCap Growth I Class 1 Division	33.11	–
LargeCap S&P 500 Index Class 1 Division	9.68, 10.18 and 10.30	–
LargeCap Value Class 1 Division	2.97, 3.10, 5.90, 6.97, 9.37 and 10.21	0.75
MidCap Blend Class 1 Division	5.11 and 46.92	–

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

Division	2011 Unit Value	2011 Total Return
Money Market Class 1 Division	$1.62, $1.70, $2.23 and $13.96	(0.89)%, (0.78)%, (0.64)% and (0.42)%
Principal LifeTime Strategic Income Class 1 Division	12.10	–
Principal LifeTime 2010 Class 1 Division	12.27	–
Principal LifeTime 2020 Class 1 Division	12.43	–
Principal LifeTime 2030 Class 1 Division	12.06	–
Principal LifeTime 2040 Class 1 Division	12.05	–
Principal LifeTime 2050 Class 1 Division	11.95	–
Real Estate Securities Class 1 Division	33.34	–
SmallCap Blend Class 1 Division	12.11 and 15.58	–
SmallCap Growth II Class 1 Division	9.38 and 9.98	–
SmallCap Value I Class 1 Division	21.25	–

Division	2010 Unit Value	2010 Total Return
American Century VP Income & Growth Class I Division	$9.55	13.15%
Asset Allocation Division	25.00	–
Balanced Division	2.12 and 19.61
Bond & Mortgage Securities Division	2.31 and 20.83	–
Diversified International Division	2.58 and 23.55	–
Equity Income Division	9.21	–
Government & High Quality Bond Division	2.37, 11.10, 11.17 and 11.19	–
International Emerging Markets Division	36.60	–
LargeCap Growth Division	1.95 and 18.49	–
LargeCap Growth I Division	33.64	–
LargeCap S&P 500 Index Division	9.63, 10.09 and 10.22	–
LargeCap Value Division	2.96, 3.08, 5.92, 6.96, 9.35 and 10.17	13.60
MidCap Blend Division	4.74 and 43.87	–
Money Market Division	1.63 and 14.14	–
Principal LifeTime Strategic Income Division	11.84	–
Principal LifeTime 2010 Division	12.24	–
Principal LifeTime 2020 Division	12.73	–
Principal LifeTime 2030 Division	12.49	–
Principal LifeTime 2040 Division	12.61	–
Principal LifeTime 2050 Division	12.59	–
Real Estate Securities Division	30.99	–
SmallCap Blend Division	12.45 and 15.95	–
SmallCap Growth II Division	10.57	–
SmallCap Value I Division	22.34	–
Van Eck VIP Global Hard Assets Class Division	–	26.37% and 41.74%

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2013

Division	2009 Unit Value	2009 Total Return
American Century VP Income & Growth Class I Division	$8.44	–%
Asset Allocation Division	23.21	–
Balanced Division	1.88 and 17.48	–
Bond & Mortgage Securities Division	2.09 and 18.89	–
Diversified International Division	2.28 and 20.97	–
Equity Income Division	8.02	–
Government & High Quality Bond Division	2.25 and 19.27	–
International Emerging Markets Division	31.08	–
International Small Cap Division	21.74	–
LargeCap Growth Division	1.66 and 15.81	–
LargeCap Growth I Division	28.48	–
LargeCap S&P 500 Index Division	8.51, 8.88 and 9.00	–
LargeCap Value Division	2.61, 2.71, 5.27, 6.16, 8.27 and 8.99	–
MidCap Blend Division	3.85 and 35.80	–
MidCap Growth I Division	10.62 and 11.86	32.72, 33.42 and 33.94
MidCap Value II Division	12.17 and 18.45	–
Money Market Division	1.64 and 14.32	–
Mortgage Securities Division	–	5.15 and 5.45
Principal LifeTime Strategic Income Division	10.78	–
Principal LifeTime 2010 Division	10.88	–
Principal LifeTime 2020 Division	11.20	–
Principal LifeTime 2030 Division	10.96	–
Principal LifeTime 2040 Division	11.02	–
Principal LifeTime 2050 Division	10.97	–
Real Estate Securities Division	24.96	–
Short-Term Income Division	–	8.51 and 8.91
SmallCap Blend Division	10.14 and 12.95	–
SmallCap Growth II Division	8.43	–
SmallCap Value I Division	17.94	–

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder
Principal Life Insurance Company

We have audited the accompanying consolidated statements of financial position of Principal Life Insurance Company (the Company) as of December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Principal Life Insurance Company at December 31, 2013 and 2012, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Des Moines, Iowa March 24, 2014

Principal Life Insurance Company
Consolidated Statements of Financial Position
	December 31, 2013	December 31, 2012

	(in millions)
Assets
Fixed maturities, available-for-sale (2013 and 2012 include $272.0 million and $194.6 million related to
consolidated variable interest entities)	$45,524.1	$47,396.3
Fixed maturities, trading (2013 and 2012 both include $110.4 million related to consolidated variable
interest entities)	358.5	398.4
Equity securities, available-for-sale	102.6	131.3
Equity securities, trading	169.7	131.9
Mortgage loans	10,819.2	10,825.4
Real estate	1,266.4	1,172.5
Policy loans	830.1	834.0
Other investments (2013 and 2012 include $68.1 million and $80.3 million related to consolidated variable
interest entities and $142.9 million and $113.9 million measured at fair value under the fair value option)	1,354.1	1,785.2
Total investments	60,424.7	62,675.0
Cash and cash equivalents	2,071.6	2,359.1
Accrued investment income	523.2	576.0
Premiums due and other receivables	1,170.5	1,023.9
Deferred acquisition costs	2,848.8	2,394.7
Property and equipment	454.1	441.8
Goodwill	299.7	296.0
Other intangibles	151.9	158.1
Separate account assets	83,790.3	69,217.8
Other assets	1,045.7	929.6
Total assets	$152,780.5	$140,072.0
Liabilities
Contractholder funds	$34,627.7	$36,774.6
Future policy benefits and claims	18,245.0	17,906.5
Other policyholder funds	706.4	677.8
Short-term debt	292.4	286.7
Long-term debt	152.4	128.9
Income taxes currently payable	5.2	11.5
Deferred income taxes	552.7	443.9
Separate account liabilities	83,790.3	69,217.8
Other liabilities (2013 and 2012 include $342.4 million and $302.9 million related to consolidated variable interest entities, of which $104.9 million and $85.0 million are measured at fair value under the fair
value option)	6,420.2	7,023.8
Total liabilities	144,792.3	132,471.5

Redeemable noncontrolling interest	208.7	23.2

Stockholder's equity
Common stock, par value $1.00 per share - 5.0 million shares authorized, 2.5 million shares issued
and outstanding (wholly owned indirectly by Principal Financial Group, Inc.)	2.5	2.5
Additional paid-in capital	5,505.0	5,747.6
Retained earnings	1,738.1	1,167.7
Accumulated other comprehensive income	495.7	642.6
Total stockholder's equity attributable to Principal Life Insurance Company	7,741.3	7,560.4
Noncontrolling interest	38.2	16.9
Total stockholder's equity	7,779.5	7,577.3
Total liabilities and stockholder's equity	$152,780.5	$140,072.0

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Operations

	For the year ended December 31,
	2013	2012	2011
	(in millions)
Revenues
Premiums and other considerations	$2,862.4	$2,934.9	$2,626.5
Fees and other revenues	2,234.6	1,934.8	1,929.9
Net investment income	2,681.5	2,811.8	2,918.0
Net realized capital gains (losses), excluding impairment losses on
available-for-sale securities	(99.5)	190.7	91.9
Total other-than-temporary impairment losses on available-for-sale
securities	(89.8)	(135.9)	(138.3)
Other-than-temporary impairment losses on fixed maturities,
available-for-sale reclassified to (from) other comprehensive
income	(22.0)	17.3	(52.3)
Net impairment losses on available-for-sale securities	(111.8)	(118.6)	(190.6)
Net realized capital gains (losses)	(211.3)	72.1	(98.7)
Total revenues	7,567.2	7,753.6	7,375.7
Expenses
Benefits, claims and settlement expenses	4,114.5	4,556.6	4,034.9
Dividends to policyholders	189.0	197.7	210.2
Operating expenses	2,376.3	2,154.5	2,320.5
Total expenses	6,679.8	6,908.8	6,565.6
Income before income taxes	887.4	844.8	810.1
Income taxes	173.2	151.5	225.0
Net income	714.2	693.3	585.1
Net income attributable to noncontrolling interest	17.6	18.4	36.4
Net income attributable to Principal Life Insurance Company	$696.6	$674.9	$548.7

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Comprehensive Income

	For the year ended December 31,
	2013	2012	2011

	(in millions)

Net income	$714.2	$693.3	$585.1
Other comprehensive income (loss), net:
Net unrealized gains (losses) on available-for-sale securities	(477.7)	505.3	207.3
Noncredit component of impairment losses on fixed maturities, available-for-sale	5.1	(6.7)	33.0
Net unrealized gains (losses) on derivative instruments	(6.5)	(47.0)	20.2
Foreign currency translation adjustment	-	(9.1)	13.0
Net unrecognized postretirement benefit obligation	332.6	(127.4)	(172.9)
Other comprehensive income (loss)	(146.5)	315.1	100.6
Comprehensive income	567.7	1,008.4	685.7
Comprehensive income attributable to noncontrolling interest	18.0	19.5	36.4
Comprehensive income attributable to Principal Life Insurance Company	$549.7	$988.9	$649.3

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Stockholder's Equity

				Accumulated
		Additional		other		Total
	Common	paid-in	Retained	comprehensive	Noncontrolling	stockholder's
	stock	capital	earnings	income	interest	equity
	(in millions)
Balances at January 1, 2011	$2.5	$6,145.0	$898.6	$228.0	$150.9	$7,425.0
Capital distribution to parent	-	(458.8)	-	-	-	(458.8)
Stock-based compensation and
additional related tax benefits	-	31.9	(2.3)	-	-	29.6
Dividends to parent	-	-	(250.0)	-	-	(250.0)
Distributions to noncontrolling interest	-	-	-	-	(9.8)	(9.8)
Contributions from noncontrolling
interest	-	-	-	-	174.6	174.6
Purchase of subsidiary shares from
noncontrolling interest	-	-	-	-	(1.1)	(1.1)
Net income (excludes $0.2 million attributable to redeemable
noncontrolling interests)	-	-	548.7	-	36.2	584.9
Other comprehensive income	-	-	-	100.6	-	100.6
Balances at December 31, 2011	2.5	5,718.1	1,195.0	328.6	350.8	7,595.0
Capital distribution to parent	-	(14.4)	-	-	-	(14.4)
Stock-based compensation and additional related
tax benefits	-	43.9	(2.2)	-	-	41.7
Dividends to parent	-	-	(700.0)	-	-	(700.0)
Distributions to noncontrolling interest	-	-	-	-	(10.7)	(10.7)
Contributions from noncontrolling interest	-	-	-	-	12.6	12.6
Deconsolidation of certain variable interest entities	-	-	-	-	(353.2)	(353.2)
Net income (excludes $1.0 million attributable to redeemable
noncontrolling interest)	-	-	674.9	-	17.4	692.3
Other comprehensive income (excludes $1.1 million
attributable to redeemable noncontrolling interest)	-	-	-	314.0	-	314.0
Balances at December 31, 2012	2.5	5,747.6	1,167.7	642.6	16.9	7,577.3
Capital distribution to parent	-	(163.8)	-	-	-	(163.8)
Stock-based compensation and additional related
tax benefits	-	47.4	(2.9)	-	-	44.5
Dividends to parent	-	-	(80.0)	-	-	(80.0)
Distributions to noncontrolling interest	-	-	-	-	(2.0)	(2.0)
Contributions from noncontrolling interest	-	-	-	-	2.5	2.5
Sale of subsidiary shares to noncontrolling interest	-	11.5	-	-	20.3	31.8
Adjustments to redemption amount of redeemable
noncontrolling interests	-	(137.7)	(43.3)	-	(3.5)	(184.5)
Net income (excludes $13.6 million attributable to redeemable
noncontrolling interest)	-	-	696.6	-	4.0	700.6
Other comprehensive loss (excludes $0.4 million
attributable to redeemable noncontrolling interest)	-	-	-	(146.9)	-	(146.9)
Balances at December 31, 2013	$2.5	$5,505.0	$1,738.1	$495.7	$38.2	$7,779.5

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Cash Flows

	For the year ended December 31,
	2013	2012	2011

	(in millions)
Operating activities
Net income	$714.2	$693.3	$585.1
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of deferred acquisition costs	170.6	82.3	263.0
Additions to deferred acquisition costs	(393.0)	(393.6)	(316.9)
Accrued investment income	52.8	28.4	51.3
Net cash flows for trading securities	18.5	88.9	75.8
Premiums due and other receivables	(152.7)	75.8	(129.8)
Contractholder and policyholder liabilities and dividends	1,296.8	1,814.5	723.0
Current and deferred income taxes	187.6	2.7	52.6
Net realized capital (gains) losses	211.3	(72.1)	98.7
Depreciation and amortization expense	96.8	103.1	93.0
Mortgage loans held for sale, sold or repaid, net of gain	0.2	74.9	17.7
Real estate acquired through operating activities	(107.2)	(46.4)	(37.4)
Real estate sold through operating activities	20.1	41.2	138.5
Stock-based compensation	45.1	41.9	29.6
Other	324.1	663.0	1,506.7
Net adjustments	1,771.0	2,504.6	2,565.8
Net cash provided by operating activities	2,485.2	3,197.9	3,150.9
Investing activities
Available-for-sale securities:
Purchases	(8,554.0)	(7,986.7)	(6,406.7)
Sales	1,521.4	1,193.3	692.3
Maturities	7,142.4	6,383.8	5,490.1
Mortgage loans acquired or originated	(2,049.5)	(2,442.9)	(1,397.7)
Mortgage loans sold or repaid	1,989.0	1,545.4	1,597.9
Real estate acquired	(85.6)	(151.8)	(129.9)
Net purchases of property and equipment	(51.2)	(29.6)	(50.3)
Net change in other investments	213.0	(31.0)	(50.6)
Net cash provided by (used in) investing activities	125.5	(1,519.5)	(254.9)
Financing activities
Proceeds from financing element derivatives	47.0	51.8	75.9
Payments for financing element derivatives	(48.0)	(49.9)	(46.5)
Excess tax benefits from share-based payment arrangements	7.4	7.9	1.5
Capital distributions to parent	(163.8)	(14.8)	(506.5)
Dividends paid to parent	(80.0)	(700.0)	(250.0)
Issuance of long-term debt	38.2	9.4	-
Principal repayments of long-term debt	(14.6)	(0.4)	(0.5)
Net proceeds from (repayments of) short-term borrowings	5.7	23.0	(30.7)
Investment contract deposits	6,355.1	6,401.2	5,868.6
Investment contract withdrawals	(8,846.6)	(7,519.8)	(7,076.7)
Net increase (decrease) in banking operation deposits	(225.7)	32.0	(18.5)
Sale of subsidiary shares to noncontrolling interest	31.8	-	-
Other	(4.7)	(14.6)	(4.5)
Net cash used in financing activities	(2,898.2)	(1,774.2)	(1,987.9)
Net increase (decrease) in cash and cash equivalents	(287.5)	(95.8)	908.1
Cash and cash equivalents at beginning of period	2,359.1	2,454.9	1,546.8
Cash and cash equivalents at end of period	$2,071.6	$2,359.1	$2,454.9

Supplemental Information:
Cash paid for interest	$9.2	$10.1	$37.3
Cash paid for income taxes	$19.6	$117.5	$168.6

See accompanying notes.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

1. Nature of Operations and Significant Accounting Policies
Description of Business
Principal Life Insurance Company (“Principal Life”) along with its consolidated subsidiaries is a diversified financial services organization engaged in promoting retirement savings and investment and insurance products and services in the U.S. We are a direct wholly owned subsidiary of Principal Financial Services, Inc. (“PFSI”), which in turn is a direct wholly owned subsidiary of Principal Financial Group, Inc. (“PFG”).
Basis of Presentation
The accompanying consolidated financial statements include the accounts of Principal Life and all other entities in which we directly or indirectly have a controlling financial interest as well as those variable interest entities (“VIEs”) in which we are the primary beneficiary. Entities in which we have significant management influence over the operating and financing decisions but are not required to consolidate are reported using the equity method. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). All significant intercompany accounts and transactions have been eliminated.
We have evaluated subsequent events through March 24, 2014, which was the date our consolidated financial statements were issued.
Reclassifications have been made to prior period financial statements to conform to the December 31, 2013, presentation.
Recent Accounting Pronouncements
In January 2014, the Financial Accounting Standards Board (“FASB”) issued authoritative guidance to reduce diversity in practice by clarifying when an in substance repossession or foreclosure occurs. This guidance will be effective for us beginning January 1, 2015, and is not expected to have a material impact on our consolidated financial statements.
Also, in January 2014, the FASB issued authoritative guidance on accounting for investments by a reporting entity in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. This guidance will be effective for us beginning January 1, 2015, and is not expected to have a material impact on our consolidated financial statements.
In July 2013, the FASB issued authoritative guidance that requires the liability related to certain unrecognized benefits to be offset against a deferred tax asset from operating loss carryforwards. This guidance will be effective for us beginning January 1, 2014, and is not expected to have a material impact on our consolidated financial statements.
In June 2013, the FASB issued authoritative guidance that formalizes the definition of an investment company. This guidance will be effective for us beginning January 1, 2014, and is not expected to have a material impact on our consolidated financial statements.
In March 2013, the FASB issued authoritative guidance that clarifies how the cumulative translation adjustment (“CTA”) related to a parent’s investment in a foreign entity should be released when certain transactions related to the foreign entity occur. This guidance will be effective prospectively for us beginning January 1, 2014, and is not expected to have a material impact on our consolidated financial statements.
In February 2013, the FASB issued authoritative guidance that requires entities to disclose additional information about items reclassified out of accumulated other comprehensive income (“AOCI”). Entities are required to disclose information regarding changes in AOCI balances by component and significant items reclassified out of AOCI by component either on the face of the income statement or as a separate footnote to the financial statements. This guidance was effective for us beginning January 1, 2013, and did not have a material impact on our consolidated financial statements. This guidance did not impact the requirements for reporting of comprehensive income under FASB guidance issued in June 2011, which changed the presentation of comprehensive income in the financial statements. The guidance eliminated the presentation options contained in previous guidance and instead required entities to report components of comprehensive income in either a continuous statement of comprehensive income or two separate but consecutive statements that show the components of net income and other comprehensive income (“OCI”), including adjustments for items that are reclassified from OCI to net income. The guidance did not change the items that must be reported in OCI or when an item of OCI must be reclassified to net income. This guidance was effective for us on January 1, 2012, and did not have a material impact on our consolidated financial statements. See Note 14, Stockholder’s Equity, for further details.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

In January 2013 and December 2011, the FASB issued authoritative guidance related to balance sheet offsetting. The 2011 guidance requires disclosures about assets and liabilities that are offset or have the potential to be offset. These disclosures are intended to address differences in the asset and liability offsetting requirements under U.S. GAAP and International Financial Reporting Standards. The 2013 guidance clarified that the disclosure requirements would apply to derivative instruments, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements and securities borrowing and securities lending arrangements that are either offset on the balance sheet or subject to an enforceable master netting arrangement or similar agreement. Both pieces of guidance were effective for us beginning January 1, 2013, with retrospective application required and did not have a material impact on our consolidated financial statements. See Note 5, Investments, for further details.
In July 2012, the FASB issued authoritative guidance that amends how indefinite-lived intangible assets are tested for impairment. The amendments provide an option to perform a qualitative assessment to determine whether it is necessary to perform the annual fair value calculation impairment test. This new guidance was effective for our 2013 indefinite-lived intangible asset impairment testing and did not have a material impact on our consolidated financial statements.
In December 2011, the FASB issued authoritative guidance that requires a reporting entity to follow the real estate sales guidance when the reporting entity ceases to have a controlling financial interest in a subsidiary that is in-substance real estate as a result of a default on the subsidiary’s nonrecourse debt. This guidance was effective for us on January 1, 2013, and did not have a material impact on our consolidated financial statements.
In September 2011, the FASB issued authoritative guidance that amends how goodwill is tested for impairment. The amendments provide an option to perform a qualitative assessment to determine whether it is necessary to perform the annual two-step quantitative goodwill impairment test. This guidance was effective for our 2012 goodwill impairment test and did not have a material impact on our consolidated financial statements.
In June 2011, the FASB issued authoritative guidance that changes the presentation of comprehensive income in the financial statements. The new guidance eliminates the presentation options contained in current guidance and instead requires entities to report components of comprehensive income in either a continuous statement of comprehensive income or two separate but consecutive statements that show the components of net income and OCI, including adjustments for items that are reclassified from OCI to net income. The guidance does not change the items that must be reported in OCI or when an item of OCI must be reclassified to net income. In December 2011, the FASB issued a final standard to defer the new requirement to present classification adjustments out of OCI to net income on the face of the financial statements. All other requirements contained in the original statement on comprehensive income are still effective. This guidance was effective for us on January 1, 2012, and did not have a material impact on our consolidated financial statements. The required disclosures are included in our consolidated financial statements. See Note 14, Stockholder’s Equity, for further details.
In May 2011, the FASB issued authoritative guidance that clarifies and changes fair value measurement and disclosure requirements. This guidance expands existing disclosure requirements for fair value measurements and makes other amendments but does not require additional fair value measurements. This guidance was effective for us on January 1, 2012, and did not have a material impact on our consolidated financial statements. See Note 15, Fair Value Measurements, for further details.
In April 2011, the FASB issued authoritative guidance that modifies the criteria for determining when repurchase agreements would be accounted for as secured borrowings as opposed to sales. The guidance was effective for us on January 1, 2012, for new transfers and modifications to existing transactions and did not have a material impact on our consolidated financial statements.
Also in April 2011, the FASB issued authoritative guidance which clarifies when creditors should classify a loan modification as a troubled debt restructuring (“TDR”). A TDR occurs when a creditor grants a concession to a debtor experiencing financial difficulties. Loans denoted as a TDR are considered impaired and are specifically reserved for when calculating the allowance for credit losses. This guidance also ended the indefinite deferral issued in January 2011 surrounding new disclosures on loans classified as a TDR required as part of the credit quality disclosures guidance issued in July 2010. This guidance was effective for us on July 1, 2011, and was applied retrospectively to restructurings occurring on or after January 1, 2011. This guidance did not have a material impact on our consolidated financial statements. See Note 5, Investments, for further details.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
In October 2010, the FASB issued authoritative guidance that modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the successful acquisition of new or renewal insurance contracts. Capitalized costs should include incremental direct costs of contract acquisition, as well as certain costs related directly to acquisition activities such as underwriting, policy issuance and processing, medical and inspection and sales force contract selling. This guidance was effective for us on January 1, 2012, and we adopted the guidance retrospectively.
In July 2010, the FASB issued authoritative guidance that requires new and expanded disclosures related to the credit quality of financing receivables and the allowance for credit losses. Reporting entities are required to provide qualitative and quantitative disclosures on the allowance for credit losses, credit quality, impaired loans, modifications and nonaccrual and past due financing receivables. The disclosures are required to be presented on a disaggregated basis by portfolio segment and class of financing receivable. Disclosures required by the guidance that relate to the end of a reporting period were effective for us in our December 31, 2010, consolidated financial statements. Disclosures required by the guidance that relate to an activity that occurs during a reporting period were effective for us on January 1, 2011, and did not have a material impact on our consolidated financial statements. See Note 5, Investments, for further details.
In April 2010, the FASB issued authoritative guidance addressing how investments held through the separate accounts of an insurance entity affect the entity’s consolidation analysis. This guidance clarifies that an insurance entity should not consider any separate account interests held for the benefit of policyholders in an investment to be the insurer’s interests and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation. This guidance was effective for us on January 1, 2011, and did not have a material impact on our consolidated financial statements.
In January 2010, the FASB issued authoritative guidance that requires new disclosures related to fair value measurements and clarifies existing disclosure requirements about the level of disaggregation, inputs and valuation techniques. Specifically, reporting entities now must disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers. In addition, in the reconciliation for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. The guidance clarifies that a reporting entity needs to use judgment in determining the appropriate classes of assets and liabilities for disclosure of fair value measurement, considering the level of disaggregated information required by other applicable U.S. GAAP guidance and should also provide disclosures about the valuation techniques and inputs used to measure fair value for each class of assets and liabilities. This guidance was effective for us on January 1, 2010, except for the disclosures about purchases, sales, issuances and settlements in the reconciliation for Level 3 fair value measurements, which were effective for us on January 1, 2011. This guidance did not have a material impact on our consolidated financial statements. See Note 15, Fair Value Measurements, for further details.
Use of Estimates in the Preparation of Financial Statements
The preparation of our consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes. The most critical estimates include those used in determining:

•	the fair value of investments in the absence of quoted market values;

•	investment impairments and valuation allowances;

•	the fair value of and accounting for derivatives;

•	the deferred acquisition costs (“DAC”) and other actuarial balances where the amortization is based on estimated gross profits;

•	the measurement of goodwill, indefinite lived intangible assets, finite lived intangible assets and related impairments or amortization, if any;

•	the liability for future policy benefits and claims;

•	the value of our pension and other postretirement benefit obligations and

•	accounting for income taxes and the valuation of deferred tax assets.
A description of such critical estimates is incorporated within the discussion of the related accounting policies that follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to our businesses and operations. Actual results could differ from these estimates.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
Closed Block
We operate a closed block (“Closed Block”) for the benefit of individual participating dividend‑paying policies in force at the time of the 1998 mutual insurance holding company (“MIHC”) formation. See Note 7, Closed Block, for further details.
Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.
Investments
Fixed maturities include bonds, asset-backed securities (“ABS”), redeemable preferred stock and certain nonredeemable preferred securities. Equity securities include mutual funds, common stock and nonredeemable preferred stock. We classify fixed maturities and equity securities as either available-for-sale or trading at the time of the purchase and, accordingly, carry them at fair value. See Note 15, Fair Value Measurements, for methodologies related to the determination of fair value. Unrealized gains and losses related to available-for-sale securities, excluding those in fair value hedging relationships, are reflected in stockholder’s equity, net of adjustments related to DAC, sales inducements, unearned revenue reserves, policyholder liabilities, derivatives in cash flow hedge relationships and applicable income taxes. Unrealized gains and losses related to hedged portions of available-for-sale securities in fair value hedging relationships and mark-to-market adjustments on certain trading securities are reflected in net realized capital gains (losses). We also have a minimal amount of assets within trading securities portfolios that support investment strategies that involve the active and frequent purchase and sale of fixed maturities. Mark-to-market adjustments related to these trading securities are reflected in net investment income.
The cost of fixed maturities is adjusted for amortization of premiums and accrual of discounts, both computed using the interest method. The cost of fixed maturities and equity securities classified as available-for-sale is adjusted for declines in value that are other than temporary. Impairments in value deemed to be other than temporary are primarily reported in net income as a component of net realized capital gains (losses), with noncredit impairment losses for certain fixed maturities, available-for-sale reported in OCI. Interest income, as well as prepayment fees and the amortization of the related premium or discount, is reported in net income. For loan-backed and structured securities, we recognize income using a constant effective yield based on currently anticipated cash flows.
Real estate investments are reported at cost less accumulated depreciation. The initial cost basis of properties acquired through loan foreclosures are the lower of the fair market values of the properties at the time of foreclosure or the outstanding loan balance. Buildings and land improvements are generally depreciated on the straight-line method over the estimated useful life of improvements and tenant improvement costs are depreciated on the straight-line method over the term of the related lease. We recognize impairment losses for properties when indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value. In such cases, the cost basis of the properties are reduced to fair value. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell, with valuation allowances established accordingly and depreciation no longer recognized. The carrying amount of real estate held for sale was $179.5 million and $80.0 million as of December 31, 2013 and 2012, respectively. Any impairment losses and any changes in valuation allowances are reported in net income.
Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income. Any changes in the valuation allowances are reported in net income as net realized capital gains (losses). We measure impairment based upon the difference between carrying value and estimated value less cost to sell. Estimated value is based on either the present value of expected cash flows discounted at the loan's effective interest rate, the loan's observable market price or the fair value of the collateral. If foreclosure is probable, the measurement of any valuation allowance is based upon the fair value of the collateral.
Net realized capital gains and losses on sales of investments are determined on the basis of specific identification. In general, in addition to realized capital gains and losses on investment sales and periodic settlements on derivatives not designated as hedges, we report gains and losses related to the following in net realized capital gains (losses): other-than-temporary impairments of securities and subsequent realized recoveries, mark-to-market adjustments on certain trading securities, mark-to-market adjustments on certain seed money investments, fair value hedge and cash flow hedge ineffectiveness, mark-to-market adjustments on derivatives not designated as hedges, changes in the mortgage loan valuation

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
allowance provision and impairments of real estate held for investment. Investment gains and losses on sales of certain real estate held for sale that do not meet the criteria for classification as a discontinued operation and mark-to-market adjustments on trading securities that support investment strategies that involve the active and frequent purchase and sale of fixed maturities are reported as net investment income and are excluded from net realized capital gains (losses).
Policy loans and other investments, excluding investments in unconsolidated entities and commercial mortgage loans of consolidated VIEs for which the fair value option was elected, are primarily reported at cost.
Derivatives
Overview. Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities. Derivatives generally used by us include interest rate swaps, interest rate options, swaptions, futures, currency swaps, equity options, credit default swaps and total return swaps. Derivatives may be exchange traded, cleared through centralized clearinghouses or contracted in the over-the-counter market without being cleared. Derivative positions are either assets or liabilities in the consolidated statements of financial position and are measured at fair value, generally by obtaining quoted market prices or through the use of pricing models. See Note 15, Fair Value Measurements, for policies related to the determination of fair value. Fair values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities, credit spreads, and market volatility and liquidity.
Accounting and Financial Statement Presentation. We designate derivatives as either:

(a)	a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, including those denominated in a foreign currency (“fair value hedge”);

(b)
a hedge of a forecasted transaction or the exposure to variability of cash flows to be received or paid related to a recognized asset or liability, including those denominated in a foreign currency (“cash flow hedge”) or

(c)	a derivative not designated as a hedging instrument.
Our accounting for the ongoing changes in fair value of a derivative depends on the intended use of the derivative and the designation, as described above, and is determined when the derivative contract is entered into or at the time of redesignation. Hedge accounting is used for derivatives that are specifically designated in advance as hedges and that reduce our exposure to an indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period.

Fair Value Hedges. When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset, liability or firm commitment attributable to the hedged risk, are reported in net realized capital gains (losses). Any difference between the net change in fair value of the derivative and the hedged item represents hedge ineffectiveness.

Cash Flow Hedges. When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of OCI. Any hedge ineffectiveness is recorded immediately in net income. At the time the variability of cash flows being hedged impacts net income, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in net income.

Non-Hedge Derivatives. If a derivative does not qualify or is not designated for hedge accounting, all changes in fair value are reported in net income without considering the changes in the fair value of the economically associated assets or liabilities.

Hedge Documentation and Effectiveness Testing. At inception, we formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. This process includes associating all derivatives designated as fair value or cash flow hedges with specific assets or liabilities on the statement of financial position or with specific firm commitments or forecasted transactions. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative is highly effective and qualifies for hedge accounting treatment, the hedge might have some ineffectiveness.

We use qualitative and quantitative methods to assess hedge effectiveness. Qualitative methods may include monitoring changes to terms and conditions and counterparty credit ratings. Quantitative methods may include statistical tests including regression analysis and minimum variance and dollar offset techniques.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
Termination of Hedge Accounting. We prospectively discontinue hedge accounting when (1) the criteria to qualify for hedge accounting is no longer met, e.g., a derivative is determined to no longer be highly effective in offsetting the change in fair value or cash flows of a hedged item; (2) the derivative expires, is sold, terminated or exercised or (3) we remove the designation of the derivative being the hedging instrument for a fair value or cash flow hedge.
If it is determined that a derivative no longer qualifies as an effective hedge, the derivative will continue to be carried on the consolidated statements of financial position at its fair value, with changes in fair value recognized prospectively in net realized capital gains (losses). The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value pursuant to hedging rules and the existing basis adjustment is amortized to the consolidated statements of operations line associated with the asset or liability. The component of OCI related to discontinued cash flow hedges that are no longer highly effective is amortized to the consolidated statements of operations consistent with the net income impacts of the original hedged cash flows. If a cash flow hedge is discontinued because it is probable the hedged forecasted transaction will not occur, the deferred gain or loss is immediately reclassified from OCI into net income.
Embedded Derivatives. We purchase and issue certain financial instruments and products that contain a derivative that is embedded in the financial instrument or product. We assess whether this embedded derivative is clearly and closely related to the asset or liability that serves as its host contract. If we deem that the embedded derivative's terms are not clearly and closely related to the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the derivative is bifurcated from that contract and held at fair value on the consolidated statements of financial position, with changes in fair value reported in net income.
Contractholder and Policyholder Liabilities
Contractholder and policyholder liabilities (contractholder funds, future policy benefits and claims and other policyholder funds) include reserves for investment contracts and reserves for universal life, term life insurance, participating traditional individual life insurance, group life insurance, accident and health insurance and disability income policies, as well as a provision for dividends on participating policies.
Investment contracts are contractholders' funds on deposit with us and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges and withdrawals plus credited interest. Reserves for universal life insurance contracts are equal to cumulative deposits less charges plus credited interest, which represents the account balances that accrue to the benefit of the policyholders.
We hold additional reserves on certain long duration contracts where benefit features result in gains in early years followed by losses in later years, universal life/variable universal life contracts that contain no lapse guarantee features, or annuities with guaranteed minimum death benefits.
Reserves for nonparticipating term life insurance and disability income contracts are computed on a basis of assumed investment yield, mortality, morbidity and expenses, including a provision for adverse deviation, which generally varies by plan, year of issue and policy duration. Investment yield is based on our experience. Mortality, morbidity and withdrawal rate assumptions are based on our experience and are periodically reviewed against both industry standards and experience.
Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rates and mortality rates guaranteed in calculating the cash surrender values described in the contract.
Participating business represented approximately 12%, 13% and 15% of our life insurance in force and 43%, 47% and 50% of the number of life insurance policies in force at December 31, 2013, 2012 and 2011, respectively. Participating business represented approximately 58%, 61% and 65% of life insurance premiums for the years ended December 31, 2013, 2012 and 2011, respectively. The amount of dividends to policyholders is declared annually by our Board of Directors. The amount of dividends to be paid to policyholders is determined after consideration of several factors including interest, mortality, morbidity and other expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by us. At the end of the reporting period, we established a dividend liability for the pro rata portion of the dividends expected to be paid on or before the next policy anniversary date.
Some of our policies and contracts require payment of fees or other policyholder assessments in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue liabilities upon receipt and included in other policyholder funds in the consolidated statements of financial position. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
The liability for unpaid accident and health claims is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, we believe that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in net income.
Recognition of Premiums and Other Considerations, Fees and Other Revenues and Benefits
Traditional individual life insurance products include those products with fixed and guaranteed premiums and benefits and consist principally of whole life and term life insurance policies. Premiums from these products are recognized as premium revenue when due. Related policy benefits and expenses for individual life products are associated with earned premiums and result in the recognition of profits over the expected term of the policies and contracts.
Immediate annuities with life contingencies include products with fixed and guaranteed annuity considerations and benefits and consist principally of group and individual single premium annuities with life contingencies. Annuity considerations from these products are recognized as revenue. However, the collection of these annuity considerations does not represent the completion of the earnings process, as we establish annuity reserves, using estimates for mortality and investment assumptions, which include provision for adverse deviation as required by U.S. GAAP. We anticipate profits to emerge over the life of the annuity products as we earn investment income, pay benefits and release reserves.
Group life and health insurance premiums are generally recorded as premium revenue over the term of the coverage. Certain group contracts contain experience premium refund provisions based on a pre-defined formula that reflects their claim experience. Experience premium refunds reduce revenue over the term of the coverage and are adjusted to reflect current experience. Related policy benefits and expenses for group life and health insurance products are associated with earned premiums and result in the recognition of profits over the term of the policies and contracts. Fees for contracts providing claim processing or other administrative services are recorded as revenue over the period the service is provided.
Universal life-type policies are insurance contracts with terms that are not fixed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values and investment income. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.
Investment contracts do not subject us to significant risks arising from policyholder mortality or morbidity and consist primarily of guaranteed investment contracts (“GICs”), funding agreements and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.
Fees and other revenues are earned for asset management services provided to retail and institutional clients based largely upon contractual rates applied to the market value of the client's portfolio. Additionally, fees and other revenues are earned for administrative services performed including recordkeeping and reporting services for retirement savings plans. Fees and other revenues received for performance of asset management and administrative services are recognized as revenue when earned, typically when the service is performed.
Deferred Acquisition Costs
Incremental direct costs of contract acquisition as well as certain costs directly related to acquisition activities (underwriting, policy issuance and processing, medical and inspection and sales force contract selling) for the successful acquisition of new and renewal insurance policies and investment contract business are capitalized to the extent recoverable. Commissions and other incremental direct costs of contract acquisition for the acquisition of long-term service contracts are also capitalized to the extent recoverable. Maintenance costs and acquisition costs that are not deferrable are charged to operations as incurred.
DAC for universal life-type insurance contracts, participating life insurance policies and certain investment contracts are being amortized over the lives of the policies and contracts in relation to the emergence of estimated gross profits (“EGPs”) or, in certain circumstances, estimated gross revenues. This amortization is adjusted in the current period when EGPs or estimated gross revenues are revised. For individual variable life insurance, individual variable annuities and group annuities that have separate account U.S. equity investment options, we utilize a mean reversion method (reversion to the mean

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

assumption), a common industry practice, to determine the future domestic equity market growth assumption used for the amortization of DAC. The DAC of nonparticipating term life insurance and individual disability policies are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policyholder liabilities.
DAC on insurance policies and investment contracts are subject to recoverability testing at the time of policy issue and loss recognition testing on an annual basis, or when an event occurs that may warrant loss recognition. If loss recognition is necessary, DAC would be written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.
Deferred Acquisition Costs on Internal Replacements
All insurance and investment contract modifications and replacements are reviewed to determine if the internal replacement results in a substantially changed contract. If so, the acquisition costs, sales inducements and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. In addition, the existing DAC, sales inducement costs and unearned revenue balances associated with the replaced contract are written off. If an internal replacement results in a substantially unchanged contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are immediately recognized in the period incurred. In addition, the existing DAC, sales inducement costs or unearned revenue balance associated with the replaced contract is not written off, but instead is carried over to the new contract.
Long-Term Debt
Long-term debt includes notes payable, nonrecourse mortgages and other debt with a maturity date greater than one year at the date of issuance. Current maturities of long-term debt are classified as long-term debt in our statement of financial position.
Reinsurance
We enter into reinsurance agreements with other companies in the normal course of business. We may assume reinsurance from or cede reinsurance to other companies. Assets and liabilities related to reinsurance ceded are reported on a gross basis. Premiums and expenses are reported net of reinsurance ceded. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. We are contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed. At December 31, 2013 and 2012, our largest exposures to a single third-party reinsurer in our individual life insurance business was $35.9 billion and $29.7 billion of life insurance in force, representing 17% and 18% of total net life insurance in force, respectively. The reinsurance recoverable relating to paid and unpaid claims associated to this single third party reinsurer recorded in our consolidated statements of financial position was $31.3 million and $26.1 million at December 31, 2013 and 2012, respectively.
The effects of reinsurance on premiums and other considerations and policy and contract benefits were as follows:

	For the year ended December 31,
	2013	2012	2011

	(in millions)
Premiums and other considerations:
Direct	$3,132.8	$3,212.1	$2,913.3
Assumed	102.0	59.3	30.1
Ceded	(372.4)	(336.5)	(316.9)
Net premiums and other considerations	$2,862.4	$2,934.9	$2,626.5

Benefits, claims and settlement expenses:
Direct	4,190.1	4,575.5	4,280.6
Assumed	204.5	157.9	96.5
Ceded	(280.1)	(176.8)	(342.2)
Net benefits, claims and settlement expenses	$4,114.5	$4,556.6	$4,034.9

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
Separate Accounts
The separate account assets presented in the consolidated financial statements represent the fair value of funds that are separately administered by us for contracts with equity, real estate and fixed income investments. The separate account contract owner, rather than us, bears the investment risk of these funds. The separate account assets are legally segregated and are not subject to claims that arise out of any of our other business. We receive fees for mortality, withdrawal and expense risks, as well as administrative, maintenance and investment advisory services that are included in the consolidated statements of operations. Net deposits, net investment income and realized and unrealized capital gains and losses on the separate accounts are not reflected in the consolidated statements of operations.
At December 31, 2013 and December 31, 2012, the separate accounts include a separate account valued at $223.1 million and $148.3 million, respectively, which primarily includes shares of PFG stock that were allocated and issued to eligible participants of qualified employee benefit plans administered by us as part of the policy credits issued under Principal Mutual Holding Company’s 2001 demutualization. The separate account shares are recorded at fair value and are reported as separate account assets with a corresponding separate account liability to eligible participants of the qualified plan. Changes in fair value of the separate account shares are reflected in both the separate account assets and separate account liabilities and do not impact our results of operations.
Income Taxes
Our ultimate parent, PFG, files a U.S. consolidated income tax return that includes all of our qualifying subsidiaries. In addition, we file income tax returns in all states in which we conduct business. PFG allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. We are taxed at corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to net income based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of temporary differences in the financial reporting and income tax bases of assets and liabilities and net operating losses using enacted income tax rates and laws. The effect on deferred income tax assets and deferred income tax liabilities of a change in tax rates is recognized in operations in the period in which the change is enacted.
Goodwill and Other Intangibles
Goodwill and other intangible assets include the cost of acquired subsidiaries in excess of the fair value of the net tangible assets recorded in connection with acquisitions. Goodwill and indefinite‑lived intangible assets are not amortized. Rather, they are tested for impairment during the third quarter each year, or more frequently if events or changes in circumstances indicate that the asset might be impaired. Goodwill is tested at the reporting unit level to which it was assigned. A reporting unit is an operating segment or a business one level below that operating segment, if financial information is prepared and regularly reviewed by management at that level. Once goodwill has been assigned to a reporting unit, it is no longer associated with a particular acquisition; therefore, all of the activities within a reporting unit, whether acquired or organically grown, are available to support the goodwill value. Impairment testing for indefinite‑lived intangible assets consists of a comparison of the fair value of the intangible asset with its carrying value.
Intangible assets with a finite useful life are amortized as related benefits emerge and are reviewed periodically for indicators of impairment in value. If facts and circumstances suggest possible impairment, the sum of the estimated undiscounted future cash flows expected to result from the use of the asset is compared to the current carrying value of the asset. If the undiscounted future cash flows are less than the carrying value, an impairment loss is recognized for the excess of the carrying amount of assets over their fair value.
2. Related Party Transactions
We have entered into various related party transactions with our ultimate parent and its other affiliates. During the years ended December 31, 2013, 2012 and 2011, we received $327.1 million, $274.0 million and $212.9 million, respectively, of expense reimbursements from affiliated entities.
We and our direct parent, PFSI, are parties to a cash advance agreement, which allows us, collectively, to pool our available cash in order to more efficiently and effectively invest our cash. The cash advance agreement allows (i) us to advance cash to PFSI in aggregate principal amounts not to exceed $1.0 billion, with such advanced amounts earning interest at the daily 30-day LIBOR rate (the “Internal Crediting Rate”); and (ii) PFSI to advance cash to us in aggregate principal amounts not to exceed $1.0 billion, with such advance amounts paying interest at the Internal Crediting Rate plus 10 basis points to reimburse PFSI for the costs incurred in maintaining short-term investing and borrowing programs. Under this cash advance

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
agreement, we had a receivable from PFSI of $359.1 million and $443.7 million at December 31, 2013 and 2012, respectively, and earned interest of $0.4 million, $1.0 million and $1.4 million during 2013, 2012 and 2011, respectively.
We have short-term affiliated debt and long-term affiliated debt with our parent. See Note 10, Debt, for additional information.
We and an affiliated entity, Principal National Life Insurance Company, are parties to a reinsurance agreement to reinsure certain life insurance business. Under this agreement, we had an assumed reinsurance liability of $1,481.4 million and $1,116.2 million as of December 31, 2013 and 2012, respectively. In addition, we recognized premiums and other fees of $223.6 million, $168.4 million and $102.6 million for the years ended December 31, 2013, 2012 and 2011, respectively, associated with this agreement. Furthermore, we recognized expenses of $428.6 million, $377.1 million and $244.8 million for the years ended December 31, 2013, 2012 and 2011, respectively, associated with this agreement.
We receive commission fees, distribution and services fees from Principal Funds for distributing proprietary products on their behalf. Furthermore, we receive management and administrative fees from Principal Funds for investments our products hold in the Principal Mutual Funds and Principal Variable Contracts. Fees and other revenue was $407.9 million, $342.1 million and $317.6 million for the years ended December 31, 2013, 2012 and 2011, respectively. In addition, we pay commission expense to affiliated registered representatives to sell proprietary products. Commission expense was $87.8 million, $77.5 million and $72.0 million for the years ended December 31, 2013, 2012 and 2011, respectively.
Pursuant to certain regulatory requirements or otherwise in the ordinary course of business, we guarantee certain payments of our subsidiaries and have agreements with affiliates to provide and/or receive management, administrative and other services, all of which, individually and in the aggregate, are immaterial to our business, financial condition and net income.
3. Goodwill and Other Intangible Assets
Goodwill
The changes in the carrying amount of goodwill reported in our segments were as follows:

	Retirement	Principal	U.S.
	and Investor	Global	Insurance
	Services	Investors	Solutions	Consolidated
	(in millions)
Balance at January 1, 2012	$18.7	$220.5	$43.4	$282.6
Goodwill from acquisitions	-	-	10.5	10.5
Foreign currency	-	2.9	-	2.9
Balance at December 31, 2012	18.7	223.4	53.9	296.0
Goodwill from acquisitions	-	-	2.5	2.5
Foreign currency	-	1.2	-	1.2
Balance at December 31, 2013	$18.7	$224.6	$56.4	$299.7
Finite Lived Intangible Assets
Finite lived intangible assets that continue to be subject to amortization over a weighted average remaining expected life of 13 years were as follows:

	December 31,
	2013			2012
	Gross		Net	Gross		Net
	carrying	Accumulated	carrying	carrying	Accumulated	carrying
	value	amortization	value	value	amortization	value
	(in millions)
Total finite lived intangible assets	$94.5	$37.1	$57.4	$99.3	$35.7	$63.6

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
During 2013 and 2012, we fully amortized other finite lived intangible assets of $5.2 million and $5.0 million, respectively. We had no fully amortized other finite lived intangible assets in 2011.
The amortization expense for intangible assets with finite useful lives was $6.5 million, $6.3 million and $4.7 million for 2013, 2012 and 2011, respectively. At December 31, 2013, the estimated amortization expense for the next five years is as follows (in millions):

Year ending December 31:
2014	$6.5
2015	5.2
2016	5.2
2017	5.2
2018	5.2
Indefinite Lived Intangible Assets
The net carrying amount of unamortized indefinite lived intangible assets was $94.5 million as of both December 31, 2013 and 2012. This represents our share of the purchase price from our parent’s December 31, 2006, acquisition of WM Advisors, Inc. related to investment management contracts that are not subject to amortization. We were allocated $99.9 million of the purchase price based on the fact that we will benefit from our parent’s acquisition, which also included $3.2 million related to goodwill and $2.2 million related to amortizable finite lived intangible assets that were subject to a three-year amortization period.
4. Variable Interest Entities
We have relationships with and may have a variable interest in various types of special purpose entities. Following is a discussion of our interest in entities that meet the definition of a VIE. When we are the primary beneficiary, we are required to consolidate the entity in our financial statements. The primary beneficiary of a VIE is defined as the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the entity or the right to receive benefits from the entity that could potentially be significant to the VIE. On an ongoing basis, we assess whether we are the primary beneficiary of VIEs we have relationships with.
Consolidated Variable Interest Entities
Grantor Trusts
We contributed undated subordinated floating rate notes to three grantor trusts. The trusts separated the cash flows by issuing an interest-only certificate and a residual certificate related to each note contributed. Each interest-only certificate entitles the holder to interest on the stated note for a specified term, while the residual certificate entitles the holder to interest payments subsequent to the term of the interest-only certificate and to all principal payments. We retained the interest-only certificates and the residual certificates were subsequently sold to third parties. We have determined these grantor trusts are VIEs due to insufficient equity to sustain them. We determined we are the primary beneficiary as a result of our contribution of securities into the trusts and our continuing interest in the trusts.
Collateralized Private Investment Vehicle
We invest in synthetic collateralized debt obligations, collateralized bond obligations, collateralized loan obligations and other collateralized structures, which are VIEs due to insufficient equity to sustain the entities (collectively known as “collateralized private investment vehicles”). The performance of the notes of these structures is primarily linked to a synthetic portfolio by derivatives; each note has a specific loss attachment and detachment point. The notes and related derivatives are collateralized by a pool of permitted investments. The investments are held by a trustee and can only be liquidated to settle obligations of the trusts. These obligations primarily include derivatives and the notes due at maturity or termination of the trusts. We determined we are the primary beneficiary for one of these entities because we act as the investment manager of the underlying portfolio and we have an ownership interest.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
Commercial Mortgage-Backed Securities
In September 2000, we sold commercial mortgage loans to a real estate mortgage investment conduit trust. The trust issued various commercial mortgage-backed securities (“CMBS”) certificates using the cash flows of the underlying commercial mortgages it purchased. This is considered a VIE due to insufficient equity to sustain itself. We have determined we are the primary beneficiary as we retained the special servicing role for the assets within the trust as well as the ownership of the bond class that controls the unilateral kick out rights of the special servicer.
The carrying amounts of our consolidated VIE assets, which can only be used to settle obligations of consolidated VIEs, and liabilities of consolidated VIEs for which creditors do not have recourse are as follows:

		Collateralized
		private investment
	Grantor trusts	vehicle	CMBS	Total

	(in millions)
December 31, 2013
Fixed maturities, available-for-sale	$272.0	$-	$-	$272.0
Fixed maturities, trading	-	110.4	-	110.4
Other investments	-	-	68.1	68.1
Accrued investment income	0.3	-	0.5	0.8
Total assets	$272.3	$110.4	$68.6	$451.3
Deferred income taxes	$1.5	$-	$-	$1.5
Other liabilities (1)	217.2	93.8	31.4	342.4
Total liabilities	$218.7	$93.8	$31.4	$343.9
December 31, 2012
Fixed maturities, available-for-sale	$194.6	$-	$-	$194.6
Fixed maturities, trading	-	110.4	-	110.4
Other investments	-	-	80.3	80.3
Accrued investment income	0.5	-	0.6	1.1
Total assets	$195.1	$110.4	$80.9	$386.4
Deferred income taxes	$1.8	$-	$-	$1.8
Other liabilities (1)	152.4	104.8	45.7	302.9
Total liabilities	$154.2	$104.8	$45.7	$304.7

(1)
Grantor trusts contain an embedded derivative of a forecasted transaction to deliver the underlying securities; the collateralized private investment vehicles include derivative liabilities and an obligation to redeem notes at maturity or termination of the trust; and CMBS includes an obligation to the bondholders.

We did not provide financial or other support to investees designated as VIEs for the years ended December 31, 2013 and 2012.
Unconsolidated Variable Interest Entities
Invested Securities
We hold a variable interest in a number of VIEs where we are not the primary beneficiary. Our investments in these VIEs are reported in fixed maturities, available-for-sale; fixed maturities, trading and other investments in the consolidated statements of financial position and are described below.
VIEs include CMBS, residential mortgage-backed pass-through securities (“RMBS”) and other asset-backed securities (“ABS”). All of these entities were deemed VIEs because the equity within these entities is insufficient to sustain them. We determined we are not the primary beneficiary in any of the entities within these categories of investments. This determination was based primarily on the fact we do not own the class of security that controls the unilateral right to replace the special servicer or equivalent function.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
As previously discussed, we invest in several types of collateralized private investment vehicles, which are VIEs. These include cash and synthetic structures that we do not manage. We have determined we are not the primary beneficiary of these collateralized private investment vehicles primarily because we do not control the economic performance of the entities and were not involved with the design of the entities.
We have invested in various VIE trusts as a debt holder. All of these entities are classified as VIEs due to insufficient equity to sustain them. We have determined we are not the primary beneficiary primarily because we do not control the economic performance of the entities and were not involved with the design of the entities.
We have invested in partnerships, some of which are classified as VIEs. The partnership returns are in the form of income tax credits and investment income. These entities are classified as VIEs as the general partner does not have an equity investment at risk in the entity. We have determined we are not the primary beneficiary because we are not the general partner, who makes all the significant decisions for the entity.
The carrying value and maximum loss exposure for our unconsolidated VIEs were as follows:

		Maximum exposure to
	Asset carrying value	loss (1)

	(in millions)
December 31, 2013
Fixed maturities, available-for-sale:
Corporate	$523.4	$448.2
Residential mortgage-backed pass-through securities	2,823.6	2,779.2
Commercial mortgage-backed securities	4,026.4	4,078.0
Collateralized debt obligations	363.4	391.9
Other debt obligations	4,167.8	4,157.5
Fixed maturities, trading:
Residential mortgage-backed pass-through securities	47.5	47.5
Commercial mortgage-backed securities	1.8	1.8
Collateralized debt obligations	59.6	59.6
Other debt obligations	1.2	1.2
Other investments:
Other limited partnership interests	123.5	123.5

December 31, 2012
Fixed maturities, available-for-sale:
Corporate	$523.2	$403.7
Residential mortgage-backed pass-through securities	3,199.7	2,997.8
Commercial mortgage-backed securities	3,897.4	4,094.8
Collateralized debt obligations	379.2	428.8
Other debt obligations	3,779.2	3,756.9
Fixed maturities, trading:
Residential mortgage-backed pass-through securities	77.7	77.7
Commercial mortgage-backed securities	2.7	2.7
Collateralized debt obligations	56.4	56.4
Other debt obligations	2.2	2.2
Other investments:
Other limited partnership interests	136.2	136.2

(1)
Our risk of loss is limited to our initial investment measured at amortized cost for fixed maturities, available-for-sale and other investments. Our risk of loss is limited to our initial investment measured at fair value for our fixed maturities, trading.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
Sponsored Investment Funds
We provide asset management and other services to certain investment structures that are considered VIEs as we generally earn management fees and in some instances performance-based fees. We are not the primary beneficiary of these entities as we do not have the obligation to absorb losses of the entities that could be potentially significant to the VIE or the right to receive benefits from these entities that could be potentially significant.
5. Investments
Fixed Maturities and Equity Securities
The amortized cost, gross unrealized gains and losses, other-than-temporary impairments in AOCI and fair value of fixed maturities and equity securities available-for-sale are summarized as follows:

					Other-than-
		Gross	Gross		temporary
	Amortized	unrealized	unrealized		impairments in
	cost	gains	losses	Fair value	AOCI (1)

	(in millions)
December 31, 2013
Fixed maturities, available-for-sale:
U.S. government and agencies	$807.0	$12.7	$50.0	$769.7	$-
Non-U.S. government and agencies	451.4	73.3	1.1	523.6	-
States and political subdivisions	3,597.0	120.8	85.4	3,632.4	-
Corporate	27,677.2	1,811.1	271.1	29,217.2	17.2
Residential mortgage-backed pass-through securities	2,779.2	91.1	46.7	2,823.6	-
Commercial mortgage-backed securities	4,078.0	170.6	222.2	4,026.4	183.4
Collateralized debt obligations	391.9	6.0	34.5	363.4	0.7
Other debt obligations	4,157.5	51.8	41.5	4,167.8	76.3
Total fixed maturities, available-for-sale	$43,939.2	$2,337.4	$752.5	$45,524.1	$277.6
Total equity securities, available-for-sale	$108.2	$7.7	$13.3	$102.6
December 31, 2012
Fixed maturities, available-for-sale:
U.S. government and agencies	$851.7	$30.8	$0.3	$882.2	$-
Non-U.S. government and agencies	545.5	117.9	-	663.4	-
States and political subdivisions	2,940.4	241.1	2.7	3,178.8	-
Corporate	28,816.1	2,875.7	275.4	31,416.4	17.1
Residential mortgage-backed pass-through securities	2,997.8	202.3	0.4	3,199.7	-
Commercial mortgage-backed securities	4,094.8	241.7	439.1	3,897.4	195.4
Collateralized debt obligations	428.8	7.0	56.6	379.2	4.3
Other debt obligations	3,756.9	73.5	51.2	3,779.2	82.8
Total fixed maturities, available-for-sale	$44,432.0	$3,790.0	$825.7	$47,396.3	$299.6
Total equity securities, available-for-sale	$129.4	$10.4	$8.5	$131.3

(1)
Excludes $148.6 million and $98.6 million as of December 31, 2013 and December 31, 2012, respectively, of net unrealized gains on impaired fixed maturities, available-for-sale related to changes in fair value subsequent to the impairment date, which are included in gross unrealized gains and gross unrealized losses.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
The amortized cost and fair value of fixed maturities available-for-sale at December 31, 2013, by expected maturity, were as follows:

	Amortized cost	Fair value

	(in millions)
Due in one year or less	$2,919.4	$2,960.9
Due after one year through five years	12,575.2	13,195.5
Due after five years through ten years	8,373.9	8,782.9
Due after ten years	8,664.1	9,203.6
Subtotal	32,532.6	34,142.9
Mortgage-backed and other asset-backed securities	11,406.6	11,381.2
Total	$43,939.2	$45,524.1

Actual maturities may differ because borrowers may have the right to call or prepay obligations. Our portfolio is diversified by industry, issuer and asset class. Credit concentrations are managed to established limits.

Net Investment Income
Major categories of net investment income are summarized as follows:

	For the year ended December 31,
	2013	2012	2011

	(in millions)
Fixed maturities, available-for-sale	$2,109.3	$2,228.5	$2,342.1
Fixed maturities, trading	11.2	15.1	19.4
Equity securities, available-for-sale	6.9	8.3	10.4
Equity securities, trading	2.8	2.9	1.3
Mortgage loans	565.2	588.9	593.8
Real estate	60.7	70.6	73.4
Policy loans	43.5	47.1	51.7
Cash and cash equivalents	4.4	4.9	5.6
Derivatives	(115.2)	(129.8)	(156.7)
Other	67.2	54.5	57.9
Total	2,756.0	2,891.0	2,998.9
Investment expenses	(74.5)	(79.2)	(80.9)
Net investment income	$2,681.5	$2,811.8	$2,918.0

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

Net Realized Capital Gains and Losses

	For the year ended December 31,
	2013	2012	2011

	(in millions)
Fixed maturities, available-for-sale:
Gross gains	$37.9	$26.4	$23.0
Gross losses	(115.2)	(143.9)	(147.5)
Other-than-temporary impairment losses reclassified
to (from) OCI	(22.0)	17.3	(52.3)
Hedging, net	(115.5)	(27.5)	130.5
Fixed maturities, trading	(5.2)	4.9	(9.5)
Equity securities, available-for-sale:
Gross gains	0.8	0.5	2.3
Gross losses	(0.3)	(0.9)	(6.4)
Equity securities, trading	22.4	26.3	19.8
Mortgage loans	(16.0)	(51.0)	(42.8)
Derivatives	(22.9)	(21.7)	(159.5)
Other	24.7	241.7	143.7
Net realized capital gains (losses)	$(211.3)	$72.1	$(98.7)
Proceeds from sales of investments (excluding call and maturity proceeds) in fixed maturities, available-for-sale were $1,493.7 million, $1,119.3 million and $595.2 million in 2013, 2012 and 2011, respectively.
Other-Than-Temporary Impairments
We have a process in place to identify fixed maturity and equity securities that could potentially have a credit impairment that is other than temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions and other similar factors. This process also involves monitoring late payments, pricing levels, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.
Each reporting period, all securities are reviewed to determine whether an other-than-temporary decline in value exists and whether losses should be recognized. We consider relevant facts and circumstances in evaluating whether a credit or interest-related impairment of a security is other than temporary. Relevant facts and circumstances considered include: (1) the extent and length of time the fair value has been below cost; (2) the reasons for the decline in value; (3) the financial position and access to capital of the issuer, including the current and future impact of any specific events; (4) for structured securities, the adequacy of the expected cash flows; (5) for fixed maturities, our intent to sell a security or whether it is more likely than not we will be required to sell the security before the recovery of its amortized cost which, in some cases, may extend to maturity and (6) for equity securities, our ability and intent to hold the security for a period of time that allows for the recovery in value. To the extent we determine that a security is deemed to be other than temporarily impaired, an impairment loss is recognized.
Impairment losses on equity securities are recognized in net income and are measured as the difference between amortized cost and fair value. The way in which impairment losses on fixed maturities are recognized in the financial statements is dependent on the facts and circumstances related to the specific security. If we intend to sell a security or it is more likely than not that we would be required to sell a security before the recovery of its amortized cost, we recognize an other-than-temporary impairment in net income for the difference between amortized cost and fair value. If we do not expect to recover the amortized cost basis, we do not plan to sell the security and if it is not more likely than not that we would be required to sell a security before the recovery of its amortized cost, the recognition of the other-than-temporary impairment is bifurcated. We recognize the credit loss portion in net income and the noncredit loss portion in OCI (“bifurcated OTTI”).

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
Total other-than-temporary impairment losses, net of recoveries from the sale of previously impaired securities, were as follows:

	For the year ended December 31,
	2013	2012	2011

	(in millions)
Fixed maturities, available-for-sale	$(89.5)	$(135.5)	$(134.5)
Equity securities, available-for-sale	(0.3)	(0.4)	(3.8)
Total other-than-temporary impairment losses, net of recoveries from
the sale of previously impaired securities	(89.8)	(135.9)	(138.3)
Other-than-temporary impairment losses on fixed maturities,
available-for-sale reclassified to (from) OCI (1)	(22.0)	17.3	(52.3)
Net impairment losses on available-for-sale securities	$(111.8)	$(118.6)	$(190.6)

(1)
Represents the net impact of (a) gains resulting from reclassification of noncredit impairment losses for fixed maturities with bifurcated OTTI from net realized capital gains (losses) to OCI and (b) losses resulting from reclassification of previously recognized noncredit impairment losses from OCI to net realized capital gains (losses) for fixed maturities with bifurcated OTTI that had additional credit losses or fixed maturities that previously had bifurcated OTTI that have now been sold or are intended to be sold.

We estimate the amount of the credit loss component of a fixed maturity security impairment as the difference between amortized cost and the present value of the expected cash flows of the security. The present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security at the date of purchase or the current yield to accrete an asset-backed or floating rate security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. The ABS cash flow estimates are based on security specific facts and circumstances that may include collateral characteristics, expectations of delinquency and default rates, loss severity and prepayment speeds and structural support, including subordination and guarantees. The corporate security cash flow estimates are derived from scenario-based outcomes of expected corporate restructurings or liquidations using bond specific facts and circumstances including timing, security interests and loss severity.
The following table provides a rollforward of accumulated credit losses for fixed maturities with bifurcated credit losses. The purpose of the table is to provide detail of (1) additions to the bifurcated credit loss amounts recognized in net realized capital gains (losses) during the period and (2) decrements for previously recognized bifurcated credit losses where the loss is no longer bifurcated and/or there has been a positive change in expected cash flows or accretion of the bifurcated credit loss amount.

	For the year ended December 31,
	2013	2012	2011

	(in millions)
Beginning balance	$(329.0)	$(428.0)	$(325.7)
Credit losses for which an other-than-temporary impairment was
not previously recognized	(15.1)	(21.3)	(31.0)
Credit losses for which an other-than-temporary impairment was
previously recognized	(75.9)	(80.0)	(135.6)
Reduction for credit losses previously recognized on fixed maturities
now sold, paid down or intended to be sold	172.0	191.9	68.2
Net reduction (increase) for positive changes in cash flows expected
to be collected and amortization (1)	12.6	8.4	(3.9)
Ending balance	$(235.4)	$(329.0)	$(428.0)
(1) Amounts are recognized in net investment income.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
Gross Unrealized Losses for Fixed Maturities and Equity Securities
For fixed maturities and equity securities available-for-sale with unrealized losses, including other-than-temporary impairment losses reported in OCI, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position are summarized as follows:

	December 31, 2013
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Fair	unrealized	Fair	unrealized	Fair	unrealized
	value	losses	value	losses	value	losses

	(in millions)
Fixed maturities, available-for-sale:
U.S. government and agencies	$517.2	$49.2	$9.2	$0.8	$526.4	$50.0
Non-U.S. governments	23.7	1.1	-	-	23.7	1.1
States and political subdivisions	1,319.0	75.0	46.1	10.4	1,365.1	85.4
Corporate	3,757.8	143.5	1,033.8	127.6	4,791.6	271.1
Residential mortgage-backed pass-
through securities	1,150.3	38.2	85.9	8.5	1,236.2	46.7
Commercial mortgage-backed
securities	683.7	15.3	495.6	206.9	1,179.3	222.2
Collateralized debt obligations	88.8	1.4	47.4	33.1	136.2	34.5
Other debt obligations	1,359.0	16.1	287.9	25.4	1,646.9	41.5
Total fixed maturities, available-for-sale	$8,899.5	$339.8	$2,005.9	$412.7	$10,905.4	$752.5
Total equity securities, available-for-sale	$16.7	$0.3	$48.3	$13.0	$65.0	$13.3
Our consolidated portfolio consists of fixed maturities where 87% were investment grade (rated AAA through BBB-) with an average price of 94 (carrying value/amortized cost) at December 31, 2013. Gross unrealized losses in our fixed maturities portfolio decreased slightly during the year ended December 31, 2013, due to spread improvements.
For those securities that had been in a continuous unrealized loss position for less than twelve months, our consolidated portfolio held 1,154 securities with a carrying value of $8,899.5 million and unrealized losses of $339.8 million reflecting an average price of 96 at December 31, 2013. Of this portfolio, 94% was investment grade (rated AAA through BBB-) at December 31, 2013, with associated unrealized losses of $325.9 million. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.
For those securities that had been in a continuous unrealized loss position greater than or equal to twelve months, our consolidated portfolio held 359 securities with a carrying value of $2,005.9 million and unrealized losses of $412.7 million. The average rating of this portfolio was BBB- with an average price of 83 at December 31, 2013. Of the $412.7 million in unrealized losses, the commercial mortgage-backed securities sector accounts for $206.9 million in unrealized losses with an average price of 71 and an average credit rating of BB-. The remaining unrealized losses consist primarily of $127.6 million within the corporate sector at December 31, 2013. The average price of the corporate sector was 89 and the average credit rating was BBB+. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.
Because we expected to recover our amortized cost, it was not our intent to sell the fixed maturity available-for-sale securities with unrealized losses and it was not more likely than not that we would be required to sell these securities before recovery of the amortized cost, which may be maturity, we did not consider these investments to be other-than-temporarily impaired at December 31, 2013.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

	December 31, 2012
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Fair	unrealized	Fair	unrealized	Fair	unrealized
	value	losses	value	losses	value	losses

	(in millions)
Fixed maturities, available-for-sale:
U.S. government and agencies	$115.4	$0.3	$-	$-	$115.4	$0.3
States and political subdivisions	235.3	2.1	8.8	0.6	244.1	2.7
Corporate	554.3	7.2	1,692.4	268.2	2,246.7	275.4
Residential mortgage-backed pass-
through securities	70.4	0.3	2.4	0.1	72.8	0.4
Commercial mortgage-backed
securities	98.9	3.3	785.0	435.8	883.9	439.1
Collateralized debt obligations	72.2	1.0	133.8	55.6	206.0	56.6
Other debt obligations	235.6	2.0	414.9	49.2	650.5	51.2
Total fixed maturities, available-for-sale	$1,382.1	$16.2	$3,037.3	$809.5	$4,419.4	$825.7
Total equity securities, available-for-sale	$5.8	$0.1	$52.9	$8.4	$58.7	$8.5
Our consolidated portfolio consists of fixed maturities where 71% were investment grade (rated AAA through BBB-) with an average price of 84 (carrying value/amortized cost) at December 31, 2012. Gross unrealized losses in our fixed maturities portfolio decreased during the year ended December 31, 2012, due to a tightening of credit spreads primarily in the corporate and commercial mortgage-backed securities sectors.
For those securities that had been in a continuous unrealized loss position for less than twelve months, our consolidated portfolio held 224 securities with a carrying value of $1,382.1 million and unrealized losses of $16.2 million reflecting an average price of 99 at December 31, 2012. Of this portfolio, 89% was investment grade (rated AAA through BBB-) at December 31, 2012, with associated unrealized losses of $13.3 million. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.
For those securities that had been in a continuous unrealized loss position greater than or equal to twelve months, our consolidated portfolio held 488 securities with a carrying value of $3,037.3 million and unrealized losses of $809.5 million. The average rating of this portfolio was BBB- with an average price of 79 at December 31, 2012. Of the $809.5 million in unrealized losses, the commercial mortgage-backed securities sector accounts for $435.8 million in unrealized losses with an average price of 64 and an average credit rating of BB+. The remaining unrealized losses consist primarily of $268.1 million within the corporate sector at December 31, 2012. The average price of the corporate sector was 86 and the average credit rating was BBB. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.
Because we expected to recover our amortized cost, it was not our intent to sell the fixed maturity available-for-sale securities with unrealized losses and it was not more likely than not that we would be required to sell these securities before recovery of the amortized cost, which may be maturity, we did not consider these investments to be other-than-temporarily impaired at December 31, 2012.
Net Unrealized Gains and Losses on Available-for-Sale Securities and Derivative Instruments
The net unrealized gains and losses on investments in fixed maturities available-for-sale, equity securities available-for-sale and derivative instruments in cash flow hedge relationships are reported as a separate component of stockholder’s equity. The cumulative amount of net unrealized gains and losses on available-for-sale securities and derivative instruments in cash flow hedge relationships net of adjustments related to DAC, reinsurance assets and liabilities, sales inducements, unearned revenue reserves, changes in policyholder liabilities and applicable income taxes was as follows:

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

	December 31, 2013	December 31, 2012

	(in millions)
Net unrealized gains on fixed maturities, available-for-sale (1)	$1,893.0	$3,300.4
Noncredit component of impairment losses on fixed maturities, available-for-sale	(277.6)	(299.6)
Net unrealized gains (losses) on equity securities, available-for-sale	(5.6)	1.9
Adjustments for assumed changes in amortization patterns	(265.9)	(515.2)
Adjustments for assumed changes in policyholder liabilities	(498.0)	(990.3)
Net unrealized gains on derivative instruments	107.1	148.4
Net unrealized gains on equity method subsidiaries and noncontrolling interest
adjustments	45.6	91.3
Provision for deferred income taxes	(348.5)	(607.7)
Net unrealized gains on available-for-sale securities and derivative instruments	$650.1	$1,129.2

(1)	Excludes net unrealized gains (losses) on fixed maturities, available-for-sale included in fair value hedging relationships.
Mortgage Loans
Mortgage loans consist of commercial and residential mortgage loans. We evaluate risks inherent in our commercial mortgage loans in two classes: (1) brick and mortar property loans, where we analyze the property's rent payments as support for the loan, and (2) credit tenant loans (“CTL”), where we rely on the credit analysis of the tenant for the repayment of the loan. We evaluate risks inherent in our residential mortgage loan portfolio in two classes: (1) home equity mortgages and (2) first lien mortgages. The carrying amount of our mortgage loan portfolio was as follows:

	December 31, 2013	December 31, 2012

	(in millions)

Commercial mortgage loans	$10,282.5	$10,219.5
Residential mortgage loans	605.7	702.1
	10,888.2	10,921.6

Valuation allowance	(69.0)	(96.2)
Total carrying value	$10,819.2	$10,825.4
We periodically purchase mortgage loans as well as sell mortgage loans we have originated. We purchased $44.9 million, $62.3 million and $2.2 million of residential mortgage loans in 2013, 2012 and 2011, respectively. We purchased $166.1 million, $149.1 million and $50.3 million of commercial mortgage loans in 2013, 2012 and 2011, respectively. We sold $13.0 million, $31.1 million and $0.0 million commercial mortgage loans in 2013, 2012 and 2011, respectively.
Our commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages on stabilized properties. Our commercial mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

	December 31, 2013		December 31, 2012

	Amortized	Percent	Amortized	Percent
	cost	of total	cost	of total

	(in millions)
Geographic distribution
New England	$528.5	5.1%	$536.6	5.3%
Middle Atlantic	2,489.0	24.1	2,233.4	21.9
East North Central	519.9	5.1	635.6	6.2
West North Central	302.9	2.9	377.3	3.7
South Atlantic	1,949.5	19.0	2,135.0	20.9
East South Central	192.8	1.9	244.8	2.3
West South Central	830.3	8.1	767.9	7.5
Mountain	747.1	7.3	726.6	7.1
Pacific	2,722.5	26.5	2,562.3	25.1
Total	$10,282.5	100.0%	$10,219.5	100.0%

Property type distribution
Office	$3,360.5	32.6%	$3,078.8	30.1%
Retail	2,668.5	26.0	2,928.3	28.6
Industrial	1,766.2	17.2	1,765.5	17.3
Apartments	1,911.2	18.6	1,685.9	16.5
Hotel	333.1	3.2	445.8	4.4
Mixed use/other	243.0	2.4	315.2	3.1
Total	$10,282.5	100.0%	$10,219.5	100.0%
Our residential mortgage loan portfolio is composed of home equity mortgages with an amortized cost of $394.9 million and $495.7 million and first lien mortgages with an amortized cost of $210.8 million and $206.4 million as of December 31, 2013 and December 31, 2012, respectively. Our residential home equity mortgages are generally second lien mortgages comprised of closed-end loans and lines of credit.
Mortgage Loan Credit Monitoring
Commercial Credit Risk Profile Based on Internal Rating
We actively monitor and manage our commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on a proprietary risk rating cash flow model, in order to monitor the financial quality of these assets. The model stresses expected cash flows at various levels and at different points in time depending on the durability of the income stream, which includes our assessment of factors such as location (macro and micro markets), tenant quality and lease expirations. Our internal rating analysis presents expected losses in terms of a Standard & Poor’s (“S&P”) bond equivalent rating. As the credit risk for commercial mortgage loans increases, we adjust our internal ratings downwards with loans in the category “B+ and below” having the highest risk for credit loss. Internal ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list”.
Commercial mortgage loans that require more frequent and detailed attention than other loans in our portfolio are identified and placed on an internal “watch list”. Among the criteria that would indicate a potential problem are imbalances in ratios of loan to value or contract rents to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.
The amortized cost of our commercial mortgage loan portfolio by credit risk, as determined by our internal rating system expressed in terms of an S&P bond equivalent rating, was as follows:

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

	December 31, 2013
	Brick and mortar	CTL	Total

	(in millions)
A- and above	$8,067.1	$194.5	$8,261.6
BBB+ thru BBB-	1,444.3	250.0	1,694.3
BB+ thru BB-	155.4	0.1	155.5
B+ and below	169.1	2.0	171.1
Total	$9,835.9	$446.6	$10,282.5

	December 31, 2012
	Brick and mortar	CTL	Total

	(in millions)
A- and above	$7,255.0	$231.3	$7,486.3
BBB+ thru BBB-	1,792.6	294.9	2,087.5
BB+ thru BB-	266.8	1.6	268.4
B+ and below	375.0	2.3	377.3
Total	$9,689.4	$530.1	$10,219.5
Residential Credit Risk Profile Based on Performance Status
Our residential mortgage loan portfolio is monitored based on performance of the loans. Monitoring on a residential mortgage loan increases when the loan is delinquent or earlier if there is an indication of impairment. We define non-performing residential mortgage loans as loans 90 days or greater delinquent or on non-accrual status.
The amortized cost of our performing and non-performing residential mortgage loans were as follows:

	December 31, 2013
	Home equity	First liens	Total

	(in millions)
Performing	$378.3	$203.6	$581.9
Nonperforming	16.6	7.2	23.8
Total	$394.9	$210.8	$605.7

	December 31, 2012
	Home equity	First liens	Total

	(in millions)
Performing	$472.6	$197.2	$669.8
Nonperforming
Total	$495.7	$206.4	$702.1
Non-Accrual Mortgage Loans
Commercial and residential mortgage loans are placed on non-accrual status if we have concern regarding the collectability of future payments or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of borrower or major tenant, decreased property cash flow for commercial mortgage loans or number of days past due and other circumstances for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. When a loan is placed on nonaccrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
The amortized cost of mortgage loans on non-accrual status were as follows:

	December 31, 2013	December 31, 2012

	(in millions)
Commercial:
Brick and mortar	$33.2	$44.5
Residential:
Home equity	16.6	23.1
First liens	7.2	9.1
Total	$57.0	$76.7
The aging of mortgage loans, based on amortized cost, were as follows:

	December 31, 2013

			90 days or
		60-89 days	more past	Total past
	past due	past due	due	due	Current	Total loans

	(in millions)
Commercial-brick and mortar	$-	$-	$16.7	$16.7	$9,819.2	$9,835.9
Commercial-CTL	-	-	-	-	446.6	446.6
Residential-home equity	4.4	1.0	3.0	8.4	386.5	394.9
Residential-first liens	1.2	0.3	5.6	7.1	203.7	210.8
Total	$5.6	$1.3	$25.3	$32.2	$10,856.0	$10,888.2

	December 31, 2012

			90 days or
	30-59 days	60-89 days	more past	Total past
	past due	past due	due	due	Current	Total loans

	(in millions)
Commercial-brick and mortar	$32.8	$13.7	$-	$46.5	$9,642.9	$9,689.4
Commercial-CTL	-	-	-	-	530.1	530.1
Residential-home equity	5.7	2.8	3.9	12.4	483.3	495.7
Residential-first liens	1.5	0.4	7.7	9.6	196.8	206.4
Total	$40.0	$16.9	$11.6	$68.5	$10,853.1	$10,921.6
We did not have any mortgage loans that were 90 days or more past due and still accruing interest as of either December 31, 2013 or December 31, 2012.
Mortgage Loan Valuation Allowance
We establish a valuation allowance to provide for the risk of credit losses inherent in our portfolio. The valuation allowance includes loan specific reserves for loans that are deemed to be impaired as well as reserves for pools of loans with similar risk characteristics where a property risk or market specific risk has not been identified but for which we anticipate a loss may occur. Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that we will be unable to collect all amounts due according to contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established equal to the difference between the carrying amount of the mortgage loan and the estimated value reduced by the cost to sell. Estimated value is based on either the present value of the expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or fair value of the collateral. Subsequent changes in the estimated value are reflected in the valuation allowance. Amounts on loans deemed to be uncollectible are charged off and removed from the valuation allowance. The change in the valuation allowance provision is included in net realized capital gains (losses) on our consolidated statements of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
The valuation allowance is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks in the portfolio, adverse situations that may affect a borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, portfolio delinquency information, underwriting standards, peer group information, current economic conditions, loss experience and other relevant factors. The evaluation of our impaired loan component is subjective, as it requires the estimation of timing and amount of future cash flows expected to be received on impaired loans.

We review our commercial mortgage loan portfolio and analyze the need for a valuation allowance for any loan that is delinquent for 60 days or more, in process of foreclosure, restructured, on the internal “watch list” or that currently has a valuation allowance. In addition to establishing allowance levels for specifically identified impaired commercial mortgage loans, management determines an allowance for all other loans in the portfolio for which historical experience and current economic conditions indicate certain losses exist. These loans are segregated by major product type and/or risk level with an estimated loss ratio applied against each product type and/or risk level. The loss ratio is generally based upon historic loss experience for each loan type as adjusted for certain current environmental factors management believes to be relevant.

For our residential mortgage loan portfolio, we separate the loans into several homogeneous pools, each of which consist of loans of a similar nature including but not limited to loans similar in collateral, term and structure and loan purpose or type. We evaluate loan pools based on aggregated risk ratings, estimated specific loss potential in the different classes of credits, and historical loss experience by pool type. We adjust these quantitative factors for qualitative factors of present conditions. Qualitative factors include items such as economic and business conditions, changes in the portfolio, value of underlying collateral, and concentrations. Residential mortgage loan pools exclude loans that have been restructured or impaired, as those loans are evaluated individually.

A rollforward of our valuation allowance and ending balances of the allowance and loan balance by basis of impairment method was as follows:

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

	Commercial	Residential	Total

	(in millions)
For the year ended December 31, 2013
Beginning balance	$51.8	$44.4	$96.2
Provision	4.1	11.1	15.2
Charge-offs	(28.0)	(18.3)	(46.3)
Recoveries	0.8	3.1	3.9
Ending balance	$28.7	$40.3	$69.0
Allowance ending balance by basis of impairment method:
Individually evaluated for impairment	$2.4	$9.8	$12.2
Collectively evaluated for impairment	26.3	30.5	56.8
Allowance ending balance	$28.7	$40.3	$69.0
Loan balance by basis of impairment method:
Individually evaluated for impairment	$4.4	$31.4	$35.8
Collectively evaluated for impairment	10,278.1	574.3	10,852.4
Loan ending balance	$10,282.5	$605.7	$10,888.2

For the year ended December 31, 2012
Beginning balance	$64.8	$36.0	$100.8
Provision	13.5	39.9	53.4
Charge-offs	(26.7)	(35.1)	(61.8)
Recoveries	0.2	3.6	3.8
Ending balance	$51.8	$44.4	$96.2
Allowance ending balance by basis of impairment method:
Individually evaluated for impairment	$2.4	$9.8	$12.2
Collectively evaluated for impairment	49.4	34.6	84.0
Allowance ending balance	$51.8	$44.4	$96.2
Loan balance by basis of impairment method:
Individually evaluated for impairment	$13.6	$37.5	$51.1
Collectively evaluated for impairment	10,205.9	664.6	10,870.5
Loan ending balance	$10,219.5	$702.1	$10,921.6

For the year ended December 31, 2011
Beginning balance	$80.6	$37.7	$118.3
Provision	17.0	28.5	45.5
Charge-offs	(32.9)	(33.4)	(66.3)
Recoveries	0.1	3.2	3.3
Ending balance	$64.8	$36.0	$100.8
Allowance ending balance by basis of impairment method:
Individually evaluated for impairment	$16.3	$2.4	$18.7
Collectively evaluated for impairment	48.5	33.6	82.1
Allowance ending balance	$64.8	$36.0	$100.8
Loan balance by basis of impairment method:
Individually evaluated for impairment	$114.0	$24.2	$138.2
Collectively evaluated for impairment	9,336.8	757.8	10,094.6
Loan ending balance	$9,450.8	$782.0	$10,232.8
Impaired Mortgage Loans
Impaired mortgage loans are loans with a related specific valuation allowance, loans whose carrying amount has been reduced to the expected collectible amount because the impairment has been considered other than temporary or a loan modification has been classified as a TDR. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. Our recorded investment in and unpaid principal balance of impaired loans along with the related loan specific allowance for losses, if any, and the average recorded investment and interest income recognized during the time the loans were impaired were as follows:

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

	December 31, 2013
		Unpaid
	Recorded	principal	Related
	investment	balance	allowance

	(in millions)
With no related allowance recorded:
Commercial-brick and mortar	$21.5	$32.7	$-
Residential-first liens	4.6	4.6	-
With an allowance recorded:
Commercial-brick and mortar	4.4	4.4	2.4
Residential-home equity	19.5	19.7	9.2
Residential-first liens	7.3	6.2	0.6
Total:
Commercial	$25.9	$37.1	$2.4
Residential	$31.4	$30.5	$9.8

	December 31, 2012
		Unpaid
	Recorded	principal	Related
	investment	balance	allowance

	(in millions)
With no related allowance recorded:
Commercial-brick and mortar	$22.9	$25.3	$-
Residential-first liens	9.7	6.6	-
With an allowance recorded:
Commercial-brick and mortar	4.4	4.4	2.4
Residential-home equity	20.8	20.7	9.1
Residential-first liens	7.1	6.9	0.7
Total:
Commercial	$27.3	$29.7	$2.4
Residential	$37.6	$34.2	$9.8

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

	Average
	recorded	Interest income
	investment	recognized

	(in millions)
For the year ended December 31, 2013
With no related allowance recorded:
Commercial-brick and mortar	$22.2	$0.2
Residential-first liens	7.2	-
With an allowance recorded:
Commercial-brick and mortar	4.4	0.3
Residential-home equity	20.2	1.1
Residential-first liens	7.1	0.2
Total:
Commercial	$26.6	$0.5
Residential	$34.5	$1.3

For the year ended December 31, 2012
With no related allowance recorded:
Commercial-brick and mortar	$11.4	$2.6
Residential-first liens	7.0	-
With an allowance recorded:
Commercial-brick and mortar	59.2	0.2
Residential-home equity	17.7	0.9
Residential-first liens	6.2	0.1
Total:
Commercial	$70.6	$2.8
Residential	$30.9	$1.0

For the year ended December 31, 2011
With no related allowance recorded:
Commercial-brick and mortar	$11.3	$0.9
Residential-first liens	4.4	-
With an allowance recorded:
Commercial-brick and mortar	79.0	1.0
Residential-home equity	12.6	0.8
Residential-first liens	5.6	0.2
Total:
Commercial	$90.3	$1.9
Residential	$22.6	$1.0
Mortgage Loan Modifications
Our commercial and residential mortgage loan portfolios include loans that have been modified. We assess loan modifications on a case-by-case basis to evaluate whether a TDR has occurred. The commercial mortgage loan TDRs were modified to delay or reduce principal payments and to increase, reduce or delay interest payments. For these TDR assessments, we have determined the loan rates are now considered below market based on current circumstances. The commercial mortgage loan modifications resulted in delayed cash receipts and a decrease in interest income. The residential mortgage loan TDRs include modifications of interest-only payment periods, delays in principal balloon payments, and interest rate reductions. Residential mortgage loan modifications resulted in delayed or decreased cash receipts and a decrease in interest income.

The following table includes information about outstanding loans that were modified and met the criteria of a TDR during the periods indicated. In addition, the table includes information for loans that were modified and met the criteria of a TDR within the past twelve months that were in payment default during the periods indicated:

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

	For the year ended December 31, 2013
	TDRs		TDRs in payment default

	Number of	Recorded	Number of	Recorded
	contracts	investment	contracts	investment

		(in millions)		(in millions)
Commercial-brick and mortar	2	$0.9	-	$-
Residential-home equity	69	3.8	19	-
Residential-first liens	3	0.6	1	0.3
Total	74	$5.3	20	$0.3

	For the year ended December 31, 2012
	TDRs		TDRs in payment default

	Number of	Recorded	Number of	Recorded
	contracts	investment	contracts	investment

		(in millions)		(in millions)
Commercial-brick and mortar	2	$18.0	1	$13.7
Residential-home equity	324	15.0	12	-
Residential-first liens	12	2.1	-	-
Total	338	$35.1	13	$13.7

	For the year ended December 31, 2011
	TDRs		TDRs in payment default

	Number of	Recorded	Number of	Recorded
	contracts	investment	contracts	investment

		(in millions)		(in millions)
Commercial-brick and mortar	1	$4.4	1	$4.4
Residential-home equity	151	7.9	6	-
Residential-first liens	7	1.6	1	0.3
Total	159	$13.9	8	$4.7
Commercial mortgage loans that have been designated as a TDR have been previously reserved in the mortgage loan valuation allowance to the estimated fair value of the underlying collateral reduced by the cost to sell.
Residential mortgage loans that have been designated as a TDR are specifically reserved for in the mortgage loan valuation allowance if losses result from the modification. Residential mortgage loans that have defaulted or have been discharged through bankruptcy are reduced to the expected collectible amount.
Real Estate
Depreciation expense on invested real estate was $44.4 million, $45.1 million and $41.4 million in 2013, 2012 and 2011, respectively. Accumulated depreciation was $364.8 million and $332.8 million as of December 31, 2013 and 2012, respectively.
Other Investments
Other investments include minority interests in unconsolidated entities, joint ventures and partnerships and properties owned jointly with venture partners and operated by the partners. Such investments are generally accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees in net investment income. Summarized financial information for these unconsolidated entities was as follows:

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

		December 31,
		2013	2012

		(in millions)

Total assets		$7,985.3	$8,296.1
Total liabilities		2,781.1	2,926.2
Total equity		$5,204.2	$5,369.9
Net investment in unconsolidated entities		$384.3	$375.8

	For the year ended December 31,

	2013	2012	2011

	(in millions)
Total revenues	$773.7	$844.0	$2,106.1
Total expenses	394.6	421.9	1,723.3
Net income	368.3	392.1	377.4
Our share of net income of unconsolidated entities	43.9	31.5	34.0
Derivative assets are carried at fair value and reported as a component of other investments. Certain seed money investments are also carried at fair value and reported as a component of other investments, with changes in fair value included in net realized capital gains (losses) on our consolidated statements of operations.
Securities Posted as Collateral
We posted $1,564.1 million in fixed maturities, available-for-sale securities at December 31, 2013, to satisfy collateral requirements primarily associated with a reinsurance arrangement, our derivative credit support annex (collateral) agreements, Futures Commission Merchant (“FCM”) agreements and our obligation under funding agreements with the Federal Home Loan Bank of Des Moines (“FHLB Des Moines”). In addition, we posted $2,534.0 million in commercial mortgage loans and home equity mortgages as of December 31, 2013, to satisfy collateral requirements associated with our obligation under funding agreements with the FHLB Des Moines. Since we did not relinquish ownership rights on these instruments, they are reported as fixed maturities, available-for-sale and mortgage loans, respectively, on our consolidated statements of financial position.
Balance Sheet Offsetting
We have financial instruments that are subject to master netting agreements or similar agreements. Financial assets subject to master netting agreements or similar agreements were as follows:

		Gross amounts not offset in the
		Statement of Financial Position
	Gross amount
	of recognized	Financial	Collateral
	assets (1)	instruments (2)	received	Net amount

	(in millions)
December 31, 2013
Derivative assets	$651.1	$(576.9)	$(70.6)	$3.6
December 31, 2012
Derivative assets	$991.0	$(776.4)	$(210.1)	$4.5
Reverse repurchase agreements	90.0	-	(90.0)	-
Total	$1,081.0	(776.4)	(300.1)	$4.5

(1)
The gross amount of recognized derivative and reverse repurchase agreement assets are reported with other investments on the consolidated statements of financial position. The gross amounts of derivative and reverse repurchase agreement assets are not netted against offsetting liabilities for presentation on the consolidated statements of financial position.

(2)
Represents amount of offsetting derivative liabilities that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative assets for presentation on the consolidated statements of financial position.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
Financial liabilities subject to master netting agreements or similar agreements were as follows:

		Gross amounts not offset in the
		Statement of Financial Position
	Gross amount
	of recognized	Financial	Collateral
	liabilities (1)	instruments (2)	pledged	Net amount

	(in millions)
December 31, 2013
Derivative liabilities	$1,017.3	$(576.9)	$(362.1)	$78.3
December 31, 2012
Derivative liabilities	$1,195.3	$(776.4)	$(279.1)	$139.8

(1)
The gross amount of recognized derivative liabilities are reported with other liabilities and contractholder funds on the consolidated statements of financial position. The above excludes $207.7 million and $305.4 million of derivative liabilities as of December 31, 2013 and December 31, 2012, respectively, which are primarily embedded derivatives that are not subject to master netting agreements or similar agreements. The gross amounts of derivative liabilities are not netted against offsetting assets for presentation on the consolidated statements of financial position.

(2)
Represents amount of offsetting derivative assets that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative liabilities for presentation on the consolidated statements of financial position.

The financial instruments that are subject to master netting agreements or similar agreements include right of setoff provisions. Derivative instruments include provisions to setoff positions covered under the agreements with the same counterparties and provisions to setoff positions outside of the agreements with the same counterparties in the event of default by one of the parties. Derivative instruments also include collateral provisions. Collateral received and pledged is generally settled daily with each counterparty. See Note 6, Derivative Financial Instruments, for further details.
Repurchase and reverse repurchase agreements include provisions to setoff other repurchase and reverse repurchase balances with the same counterparty. Repurchase and reverse repurchase agreements also include collateral provisions with the counterparties. For reverse repurchase agreements we require the counterparties to pledge collateral with a value greater than the amount of cash transferred. We have the right but do not sell or repledge collateral received in reverse repurchase agreements. Repurchase agreements are structured as secured borrowings for all counterparties. We pledge fixed maturities available-for-sale and have no continuing involvement with the collateral pledged until the agreements mature and we repurchase the collateral. The counterparties have the right to sell or repledge the collateral we have pledged. Interest incurred on repurchase agreements is reported as part of interest expense on the consolidated statements of operations. Net proceeds related to repurchase agreements are reported as a component of financing activities on the consolidated statements of cash flows. We did not have any outstanding repurchase agreements as of December 31, 2013 and December 31, 2012.
6. Derivative Financial Instruments
Derivatives are generally used to hedge or reduce exposure to market risks associated with assets held or expected to be purchased or sold and liabilities incurred or expected to be incurred. Derivatives are used to change the characteristics of our asset/liability mix consistent with our risk management activities. Derivatives are also used in asset replication strategies.
Types of Derivative Instruments
Interest Rate Contracts
Interest rate risk is the risk we will incur economic losses due to adverse changes in interest rates. Sources of interest rate risk include the difference between the maturity and interest rate changes of assets with the liabilities they support, timing differences between the pricing of liabilities and the purchase or procurement of assets and changing cash flow profiles from original projections due to prepayment options embedded within asset and liability contracts. We use various derivatives to manage our exposure to fluctuations in interest rates.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
Interest rate swaps are contracts in which we agree with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts based upon designated market rates or rate indices and an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by any party. Cash is paid or received based on the terms of the swap. We use interest rate swaps primarily to more closely match the interest rate characteristics of assets and liabilities and to mitigate the risks arising from timing mismatches between assets and liabilities (including duration mismatches). We also use interest rate swaps to hedge against changes in the value of assets we anticipate acquiring and other anticipated transactions and commitments. Interest rate swaps are used to hedge against changes in the value of the guaranteed minimum withdrawal benefit (“GMWB”) liability. The GMWB rider on our variable annuity products provides for guaranteed minimum withdrawal benefits regardless of the actual performance of various equity and/or fixed income funds available with the product.
Interest rate options, including interest rate caps and interest rate floors, which can be combined to form interest rate collars, are contracts that entitle the purchaser to pay or receive the amounts, if any, by which a specified market rate exceeds a cap strike interest rate, or falls below a floor strike interest rate, respectively, at specified dates. We use interest rate collars to manage interest rate risk related to guaranteed minimum interest rate liabilities in our individual annuities contracts and lapse risk associated with higher interest rates.
A swaption is an option to enter into an interest rate swap at a future date. We purchase swaptions to offset or modify existing exposures. Swaptions provide us the benefit of the agreed-upon strike rate if the market rates for liabilities are higher, with the flexibility to enter into the current market rate swap if the market rates for liabilities are lower. Swaptions not only hedge against the downside risk, but also allow us to take advantage of any upside benefits.
In exchange‑traded futures transactions, we agree to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. We enter into exchange‑traded futures with regulated futures commissions merchants who are members of a trading exchange. We have used exchange‑traded futures to reduce market risks from changes in interest rates and to alter mismatches between the assets in a portfolio and the liabilities supported by those assets.
Foreign Exchange Contracts
Foreign currency risk is the risk we will incur economic losses due to adverse fluctuations in foreign currency exchange rates. This risk arises from foreign currency-denominated funding agreements we issue and foreign currency-denominated fixed maturities we invest in. We may use currency swaps to hedge foreign currency risk.
Currency swaps are contracts in which we agree with other parties to exchange, at specified intervals, a series of principal and interest payments in one currency for that of another currency. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. The interest payments are primarily fixed-to-fixed rate; however, they may also be fixed-to-floating rate or floating-to-fixed rate. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date. We use currency swaps to reduce market risks from changes in currency exchange rates with respect to investments or liabilities denominated in foreign currencies that we either hold or intend to acquire or sell.
Equity Contracts
Equity risk is the risk that we will incur economic losses due to adverse fluctuations in common stock. We use various derivatives to manage our exposure to equity risk, which arises from products in which the interest we credit is tied to an external equity index as well as products subject to minimum contractual guarantees.
We previously sold an investment-type insurance contract with attributes tied to market indices (an embedded derivative as noted below), in which case we wrote an equity call option to convert the overall contract into a fixed-rate liability, essentially eliminating the equity component altogether. We purchase equity call spreads to hedge the equity participation rates promised to contractholders in conjunction with our fixed deferred annuity products that credit interest based on changes in an external equity index. We use exchange-traded futures and equity put options to hedge against changes in the value of the GMWB liability related to the GMWB rider on our variable annuity product, as previously explained. The premium associated with certain options is paid quarterly over the life of the option contract.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
Credit Contracts
Credit risk relates to the uncertainty associated with the continued ability of a given obligor to make timely payments of principal and interest. We use credit default swaps to enhance the return on our investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. They are also used to hedge credit exposures in our investment portfolio. Credit derivatives are used to sell or buy credit protection on an identified name or names on an unfunded or synthetic basis in return for receiving or paying a quarterly premium. The premium generally corresponds to a referenced name's credit spread at the time the agreement is executed. In cases where we sell protection, we also buy a quality cash bond to match against the credit default swap, thereby entering into a synthetic transaction replicating a cash security. When selling protection, if there is an event of default by the referenced name, as defined by the agreement, we are obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced security in a principal amount equal to the notional value of the credit default swap.
Total return swaps are contracts in which we agree with other parties to exchange, at specified intervals, an amount determined by the difference between the previous price and the current price of a reference asset based upon an agreed upon notional principal amount plus an additional amount determined by the financing spread.  We currently use futures traded on an exchange (“exchange traded”) and total return swaps referencing equity indices to hedge our portfolio from potential credit losses related to systemic events.
Other Contracts
Embedded Derivatives. We purchase or issue certain financial instruments or products that contain a derivative instrument that is embedded in the financial instrument or product. When it is determined that the embedded derivative possesses economic characteristics that are not clearly or closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host instrument for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated statements of financial position, is carried at fair value.
We sell investment-type insurance contracts in which the return is tied to a leveraged inflation index. In addition, we previously sold an investment-type insurance contract in which the return was tied to an external equity index. We economically hedge the risk associated with these investment-type insurance contracts.
We offer group benefit plan contracts that have guaranteed separate accounts as an investment option.
We have structured investment relationships with trusts we have determined to be VIEs, which are consolidated in our financial statements. The notes issued by these trusts include obligations to deliver an underlying security to residual interest holders and the obligations contain an embedded derivative of the forecasted transaction to deliver the underlying security.
We have fixed deferred annuities that credit interest based on changes in an external equity index. We also have certain variable annuity products with a GMWB rider, which provides that the contractholder will receive at least their principal deposit back through withdrawals of up to a specified annual amount, even if the account value is reduced to zero. Declines in the equity markets may increase our exposure to benefits under contracts with the GMWB. We economically hedge the exposure in these annuity contracts, as previously explained.
Exposure
Our risk of loss is typically limited to the fair value of our derivative instruments and not to the notional or contractual amounts of these derivatives. We are also exposed to credit losses in the event of nonperformance of the counterparties. Our current credit exposure is limited to the value of derivatives that have become favorable to us. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings and by establishing and monitoring exposure limits. We also utilize various credit enhancements, including collateral and credit triggers to reduce the credit exposure to our derivative instruments.
Derivatives may be exchange-traded or they may be privately negotiated contracts, which are usually referred to as over-the-counter (“OTC”) derivatives. Certain of the firm’s OTC derivatives are cleared and settled through central clearing counterparties (“OTC cleared”), while others are bilateral contracts between two counterparties (“bilateral OTC”). Our derivative transactions are generally documented under International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements. Management believes that such agreements provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Under such agreements, in connection with an early termination of a transaction, we are permitted to set off our receivable from a counterparty against our payables to the same counterparty arising out of all included transactions. For reporting purposes, we do not offset fair value amounts recognized for the right to reclaim cash collateral or the obligation to return cash collateral against fair value amounts recognized for derivative instruments executed with the same counterparties under master netting agreements.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
We posted $393.1 million and $296.3 million in cash and securities under collateral arrangements as of December 31, 2013 and December 31, 2012, respectively, to satisfy collateral requirements associated with our derivative credit support agreements and FCM agreements. Beginning in the second quarter of 2013, these amounts include initial margin requirements.

Certain of our derivative instruments contain provisions that require us to maintain an investment grade rating from each of the major credit rating agencies on our debt. If the rating on our debt were to fall below investment grade, it would be in violation of these provisions and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments in net liability positions. The aggregate fair value, inclusive of accrued interest, of all derivative instruments with credit-risk-related contingent features that were in a liability position without regard to netting under derivative credit support annex agreements as of December 31, 2013 and December 31, 2012, was $1,042.9 million and $1,204.0 million, respectively. Cleared derivatives have contingent features that require us to post excess margin as requested by the FCM. The terms surrounding excess margin vary by FCM agreement. With respect to derivatives containing collateral triggers, we posted collateral and initial margin of $393.1 million and $296.3 million as of December 31, 2013 and December 31, 2012, respectively, in the normal course of business, which reflects netting under derivative agreements. If the credit-risk-related contingent features underlying these agreements were triggered on December 31, 2013, we would be required to post an additional $75.9 million of collateral to our counterparties.

As of December 31, 2013 and December 31, 2012, we had received $21.0 million and $192.4 million, respectively, of cash collateral associated with our derivative credit support annex agreements and FCM agreements, for which we recorded a corresponding liability reflecting our obligation to return the collateral.

Notional amounts are used to express the extent of our involvement in derivative transactions and represent a standard measurement of the volume of our derivative activity. Notional amounts represent those amounts used to calculate contractual flows to be exchanged and are not paid or received, except for contracts such as currency swaps. Credit exposure represents the gross amount owed to us under derivative contracts as of the valuation date. The notional amounts and credit exposure of our derivative financial instruments by type were as follows:

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

	December 31, 2013	December 31, 2012

	(in millions)
Notional amounts of derivative instruments
Interest rate contracts:
Interest rate swaps	$20,570.8	$18,371.2
Interest rate options	4,100.0	500.0
Swaptions	325.0	325.0
Interest rate futures	92.5	82.0
Foreign exchange contracts:
Currency swaps	2,247.1	3,373.6
Equity contracts:
Equity options	2,010.4	1,811.8
Equity futures	273.3	373.6
Credit contracts:
Credit default swaps	1,153.2	1,378.3
Total return swaps	90.0	100.0
Futures	9.1	-
Other contracts:
Embedded derivative financial instruments	7,036.0	5,344.7
Total notional amounts at end of period	$37,907.4	$31,660.2

Credit exposure of derivative instruments
Interest rate contracts:
Interest rate swaps	$435.5	$683.9
Interest rate options	42.5	48.5
Swaptions	1.0	0.7
Foreign exchange contracts:
Currency swaps	187.5	246.8
Equity contracts:
Equity options	30.0	74.3
Credit contracts:
Credit default swaps	9.5	6.8
Total return swaps	0.1	-
Total gross credit exposure	706.1	1,061.0
Less: collateral received	104.5	232.6
Net credit exposure	$601.6	$828.4

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
The fair value of our derivative instruments classified as assets and liabilities was as follows:

	Derivative assets (1)		Derivative liabilities (2)
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

	(in millions)
Derivatives designated as hedging
instruments
Interest rate contracts	$0.1	$10.3	$285.4	$440.5
Foreign exchange contracts	121.6	190.0	51.2	127.2
Total derivatives designated as hedging
instruments	$121.7	$200.3	$336.6	$567.7

Derivatives not designated as hedging
instruments
Interest rate contracts	$452.2	$677.1	$489.6	$493.4
Foreign exchange contracts	37.6	32.5	10.6	10.1
Equity contracts	30.0	74.3	145.0	27.6
Credit contracts	9.6	6.8	35.5	96.5
Other contracts	-	-	207.7	305.4
Total derivatives not designated as hedging
instruments	529.4	790.7	888.4	933.0

Total derivative instruments	$651.1	$991.0	$1,225.0	$1,500.7
(1) The fair value of derivative assets is reported with other investments on the consolidated statements of financial position.
(2) The fair value of derivative liabilities is reported with other liabilities on the consolidated statement of financial position, with the exception of certain embedded derivative liabilities. Embedded derivative liabilities with a fair value of $(9.5) million and $148.1 million as of December 31, 2013 and December 31, 2012, respectively, are reported with contractholder funds on the consolidated statements of financial position.
Credit Derivatives Sold
When we sell credit protection, we are exposed to the underlying credit risk similar to purchasing a fixed maturity security instrument. The majority of our credit derivative contracts sold reference a single name or reference security (referred to as “single name credit default swaps”). The remainder of our credit derivatives reference either a basket or index of securities. These instruments are either referenced in an over-the-counter credit derivative transaction, or embedded within an investment structure that has been fully consolidated into our financial statements.
These credit derivative transactions are subject to events of default defined within the terms of the contract, which normally consist of bankruptcy, failure to pay, or modified restructuring of the reference entity and/or issue. If a default event occurs for a reference name or security, we are obligated to pay the counterparty an amount equal to the notional amount of the credit derivative transaction. As a result, our maximum future payment is equal to the notional amount of the credit derivative. In certain cases, we also have purchased credit protection with identical underlyings to certain of our sold protection transactions. The effect of this purchased protection would reduce our total maximum future payments by $44.9 million as of December 31, 2013 and $15.0 million as of December 31, 2012. These purchased credit derivative transactions had a net asset (liability) fair value of $(0.5) million as of December 31, 2013 and $0.2 million as of December 31, 2012. In certain circumstances, our potential loss could also be reduced by any amount recovered in the default proceedings of the underlying credit name.
We purchased certain investment structures with embedded credit features that are fully consolidated into our financial statements. This consolidation results in recognition of the underlying credit derivatives and collateral within the structure, typically high quality fixed maturities that are owned by a special purpose vehicle. These credit derivatives reference a single name or several names in a basket structure. In the event of default, the collateral within the structure would typically be liquidated to pay the claims of the credit derivative counterparty.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
The following tables show our credit default swap protection sold by types of contract, types of referenced/underlying asset class and external agency rating for the underlying reference security. The maximum future payments are undiscounted and have not been reduced by the effect of any offsetting transactions, collateral or recourse features described above.

	December 31, 2013
				Weighted
			Maximum	average
	Notional	Fair	future	expected life
	amount	value	payments	(in years)

	(in millions)
Single name credit default swaps
Corporate debt
AAA	$10.0	$0.3	$10.0	4.7
AA	84.0	1.8	84.0	4.0
A	294.5	4.2	294.5	4.0
BBB	265.0	(1.2)	265.0	3.9
Total single name credit default swaps	653.5	5.1	653.5	4.0

Basket and index credit default swaps
Corporate debt
Near default (1)	110.4	(19.9)	110.4	3.2
Government/municipalities
AA	30.0	(3.5)	30.0	3.7
Structured finance
BBB	25.0	(0.9)	25.0	3.5
Total basket and index credit default swaps	165.4	(24.3)	165.4	3.4
Total credit default swap protection sold	$818.9	$(19.2)	$818.9	3.9

	December 31, 2012
				Weighted
			Maximum	average
	Notional	Fair	future	expected life
	amount	value	payments	(in years)

	(in millions)
Single name credit default swaps
Corporate debt
AA	$70.0	$(0.2)	$70.0	2.5
A	572.0	2.4	572.0	2.4
BBB	200.0	(1.6)	200.0	3.0
Structured finance
	11.1	(11.0)	11.1	8.5
Total single name credit default swaps	853.1	(10.4)	853.1	2.6

Basket and index credit default swaps
Corporate debt
Near default (1)	110.4	(65.2)	110.4	4.2
Government/municipalities
AA	30.0	(7.3)	30.0	4.7
Structured finance
	25.0	(5.6)	25.0	4.5
Total basket and index credit default swaps	165.4	(78.1)	165.4	4.4
Total credit default swap protection sold	$1,018.5	$(88.5)	$1,018.5	2.9

(1)	Includes $88.0 million notional of derivatives in consolidated collateralized private investment vehicle VIEs where the credit risk is borne by third-party investors.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
We also have invested in fixed maturities classified as available-for-sale that contain credit default swaps that do not require bifurcation and fixed maturities classified as trading that contain credit default swaps. These securities are subject to the credit risk of the issuer, normally a special purpose vehicle, which consists of the underlying credit default swaps and high quality fixed maturities that serve as collateral. A default event occurs if the cumulative losses exceed a specified attachment point, which is typically not the first loss of the portfolio. If a default event occurs that exceeds the specified attachment point, our investment may not be fully returned. We would have no future potential payments under these investments. The following tables show, by the types of referenced/underlying asset class and external rating, our fixed maturities with embedded credit derivatives.

	December 31, 2013
			Weighted
			average
	Amortized	Carrying	expected life
	cost	value	(in years)

	(in millions)
Corporate debt
BBB	$23.4	$23.4	3.0
Total corporate debt	23.4	23.4	3.0

Structured finance
A	18.1	16.7	4.8
BB	5.5	5.5	3.3
B	4.1	4.1	3.1
CCC	23.5	23.5	4.8
Total structured finance	51.2	49.8	4.5
Total fixed maturities with credit derivatives	$74.6	$73.2	4.0

	December 31, 2012
			Weighted
			average
	Amortized	Carrying	expected life
	cost	value	(in years)

	(in millions)
Corporate debt
BBB	$20.5	$20.5	4.0
	25.0	24.9	0.5
Total corporate debt	45.5	45.4	2.1

Structured finance
AA	4.6	4.6	17.0
BB	39.6	37.5	2.9
B	4.0	4.0	4.4
	17.7	17.7	6.4
Total structured finance	65.9	63.8	4.9
Total fixed maturities with credit derivatives	$111.4	$109.2	3.8
Fair Value Hedges
We use fixed-to-floating rate interest rate swaps to more closely align the interest rate characteristics of certain assets and liabilities. In general, these swaps are used in asset and liability management to modify duration, which is a measure of sensitivity to interest rate changes.
We enter into currency exchange swap agreements to convert certain foreign denominated assets and liabilities into U.S. dollar floating-rate denominated instruments to eliminate the exposure to future currency volatility on those items.
We have sold callable investment-type insurance contracts and used cancellable interest rate swaps to hedge the changes in fair value of the callable feature.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
The net interest effect of interest rate swap and currency swap transactions for derivatives in fair value hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.
Hedge effectiveness testing for fair value relationships is performed utilizing a regression analysis approach for both prospective and retrospective evaluations. This regression analysis will consider multiple data points for the assessment that the hedge continues to be highly effective in achieving offsetting changes in fair value. In certain periods, the comparison of the change in value of the derivative and the change in the value of the hedged item may not be offsetting at a specific period in time due to small movements in value. However, any amounts recorded as fair value hedges have shown to be highly effective in achieving offsetting changes in fair value both for present and future periods.
The following table shows the effect of derivatives in fair value hedging relationships and the related hedged items on the consolidated statements of operations. All gains or losses on derivatives were included in the assessment of hedge effectiveness.

	Amount of gain (loss)				Amount of gain (loss)
	recognized in net income on				recognized in net income on
	derivatives for the year			Hedged items in fair	related hedged item for the year ended
Derivatives in fair value	ended December 31, (1)			fair value hedging	December 31, (1)
hedging relationships	2013	2012	2011	relationships	2013	2012	2011
	(in millions)				(in millions)
				Fixed maturities,
Interest rate contracts	$139.5	$38.6	$(108.5)	available-for-sale	$(133.3)	$(34.1)	$105.4
				Investment-type
Interest rate contracts	(0.7)	-	(2.2)	insurance contracts	0.2	-	2.4
Foreign exchange				Fixed maturities,
contracts	(0.2)	0.7	1.1	available-for-sale	0.4	0.4	(1.3)
Foreign exchange				Investment-type
contracts	(36.7)	9.3	(25.6)	insurance contracts	36.5	(12.6)	25.7
Total	$101.9	$48.6	$(135.2)	Total	$(96.2)	$(46.3)	$132.2

(1)
The gain (loss) on both derivatives and hedged items in fair value relationships is reported in net realized capital gains (losses) on the consolidated statements of operations. The net amount represents the ineffective portion of our fair value hedges.

The following table shows the periodic settlements on interest rate contracts and foreign exchange contracts in fair value hedging relationships.

	Amount of gain (loss) for the year
	ended December 31,
Hedged Item	2013	2012	2011
	(in millions)
Fixed maturities, available-for-sale (1)	$(120.7)	$(134.3)	$(158.9)
Investment-type insurance contracts (2)	33.2	37.1	44.0
(1) Reported in net investment income on the consolidated statements of operations.
(2) Reported in benefits, claims and settlement expenses on the consolidated statements of operations.
Cash Flow Hedges
We utilize floating-to-fixed rate interest rate swaps to eliminate the variability in cash flows of recognized financial assets and liabilities and forecasted transactions.
We enter into currency exchange swap agreements to convert both principal and interest payments of certain foreign denominated assets and liabilities into U.S. dollar denominated fixed-rate instruments to eliminate the exposure to future currency volatility on those items.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
The net interest effect of interest rate swap and currency swap transactions for derivatives in cash flow hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.
The maximum length of time we are hedging our exposure to the variability in future cash flows for forecasted transactions, excluding those related to the payments of variable interest on existing financial assets and liabilities, is 6.5 years. At December 31, 2013, we had $61.7 million of net gains reported in AOCI on the consolidated statements of financial position related to active hedges of forecasted transactions. If a hedged forecasted transaction is no longer probable of occurring, cash flow hedge accounting is discontinued. If it is probable that the hedged forecasted transaction will not occur, the deferred gain or loss is immediately reclassified from OCI into net income. During the years ended December 31, 2013 and December 31, 2012, we reclassified gains of $0.2 million and $0.0 million, respectively, from AOCI into net realized capital gains (losses) as a result of the determination that hedged cash flows were probable of not occurring.
The following table shows the effect of derivatives in cash flow hedging relationships on the consolidated statements of operations and consolidated statements of financial position. All gains or losses on derivatives were included in the assessment of hedge effectiveness.

		Amount of gain (loss)				Amount of gain (loss)
		recognized in AOCI on				reclassified from AOCI on
Derivatives in		derivatives (effective portion)			Location of gain (loss)	derivatives (effective portion)
cash flow		for the year ended			reclassified from	for the year ended
hedging	Related	December 31,			AOCI into net income	December 31,
relationships	hedged item	2013	2012	2011	(effective portion)	2013	2012	2011
		(in millions)				(in millions)
Interest rate	Fixed maturities,				Net investment
contracts	available-for-sale	$(80.5)	$16.2	$107.1	income	$11.7	$8.9	$7.2
					Net realized capital
					losses	-	-	(0.2)
Interest rate	Investment-type				Benefits, claims and
contracts	insurance contracts	2.5	2.5	(1.0)	settlement expenses	-	-	(0.8)
Foreign exchange	Fixed maturities,				Net realized capital
contracts	available-for-sale	(0.9)	(27.9)	29.9	losses	(16.7)	(6.4)	(20.4)
Foreign exchange	Investment-type				Benefits, claims and
contracts	insurance contract	5.0	7.6	12.8	settlement expenses	-	-	(1.7)
Total		$(73.9)	$(1.6)	$148.8	Total	$(5.0)	$2.5	$(15.9)
The following table shows the periodic settlements on interest rate contracts and foreign exchange contracts in cash flow hedging relationships.

	Amount of gain (loss) for the year
	ended December 31,
Hedged Item	2013	2012	2011
	(in millions)
Fixed maturities, available-for-sale (1)	$7.7	$8.0	$9.3
Investment-type insurance contracts (2)	(11.0)	(13.4)	(13.1)
(1) Reported in net investment income on the consolidated statements of operations.
(2) Reported in benefits, claims and settlement expenses on the consolidated statements of operations.
The ineffective portion of our cash flow hedges is reported in net realized capital gains (losses) on the consolidated statements of operations. The net gain resulting from the ineffective portion of foreign currency contracts in cash flow hedging relationships was $0.8 million, $0.5 million and $0.5 million for the years ended December 31, 2013, 2012 and 2011, respectively.
We expect to reclassify net gains of $10.2 million from AOCI into net income in the next 12 months, which includes both net deferred gains on discontinued hedges and net losses on periodic settlements of active hedges. Actual amounts may vary from this amount as a result of market conditions.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
Derivatives Not Designated as Hedging Instruments
Our use of futures, certain swaptions and swaps, collars and options are effective from an economic standpoint, but they have not been designated as hedges for financial reporting purposes. As such, periodic changes in the market value of these instruments, which includes mark-to-market gains and losses as well as periodic and final settlements, primarily flow directly into net realized capital gains (losses) on the consolidated statements of operations. Gains and losses on certain derivatives used in relation to certain trading portfolios are reported in net investment income on the consolidated statements of operations.
The following table shows the effect of derivatives not designated as hedging instruments, including fair value changes of embedded derivatives that have been bifurcated from the host contract, on the consolidated statements of operations.

	Amount of gain (loss) recognized in
	net income on derivatives for the
	year ended December 31,

Derivatives not designated as hedging instruments	2013	2012	2011
	(in millions)
Interest rate contracts	$(137.6)	$(7.7)	$133.7
Foreign exchange contracts	6.1	40.0	(22.9)
Equity contracts	(159.4)	(100.5)	55.3
Credit contracts	40.6	12.0	(10.9)
Other contracts	148.3	35.7	(190.4)
Total	$(102.0)	$(20.5)	$(35.2)
7. Closed Block
In connection with the 1998 MIHC formation, we formed a Closed Block to provide reasonable assurance to policyholders included therein that, after the formation of the MIHC, assets would be available to maintain dividends in aggregate in accordance with the 1997 policy dividend scales, if the experience underlying such scales continued. Certain of our assets were allocated to the Closed Block in an amount that produces cash flows which, together with anticipated revenue from policies and contracts included in the Closed Block, were expected to be sufficient to support the Closed Block policies, including, but not limited to, provisions for payment of claims, certain expenses, charges and taxes, and to provide for continuation of policy and contract dividends in aggregate in accordance with the 1997 dividend scales, if the experience underlying such scales continues, and to allow for appropriate adjustments in such scales, if such experience changes. Due to adjustable life policies being included in the Closed Block, the Closed Block is charged with amounts necessary to properly fund for certain adjustments, such as face amount and premium increases, that are made to these policies after the Closed Block inception date. These amounts are referred to as Funding Adjustment Charges and are treated as capital transfers from the Closed Block.
Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block. Closed Block assets and liabilities are carried on the same basis as other similar assets and liabilities. We will continue to pay guaranteed benefits under all policies, including the policies within the Closed Block, in accordance with their terms. If the assets allocated to the Closed Block, the investment cash flows from those assets and the revenues from the policies included in the Closed Block, including investment income thereon, prove to be insufficient to pay the benefits guaranteed under the policies included in the Closed Block, we will be required to make such payments from their general funds. No additional policies were added to the Closed Block, nor was the Closed Block affected in any other way, as a result of the demutualization.
A policyholder dividend obligation (“PDO”) is required to be established for earnings in the Closed Block that are not available to PFG stockholders. A model of the Closed Block was established to produce the pattern of expected earnings in the Closed Block, adjusted to eliminate the impact of related amounts in AOCI.
If actual cumulative earnings of the Closed Block are greater than the expected cumulative earnings of the Closed Block, only the expected cumulative earnings will be recognized in income with the excess recorded as a PDO. This PDO represents undistributed accumulated earnings that will be paid to Closed Block policyholders as additional policyholder dividends unless offset by future performance of the Closed Block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. At December 31, 2013 and 2012, cumulative actual earnings have been less than cumulative expected earnings. However, cumulative net unrealized gains were greater than expected, resulting in the recognition of a PDO of $111.6 million and $131.0 million as of December 31, 2013 and 2012, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
Closed Block liabilities and assets designated to the Closed Block were as follows:

	December 31, 2013	December 31, 2012
	(in millions)
Closed Block liabilities
Future policy benefits and claims	$4,532.0	$4,664.5
Other policyholder funds	10.5	10.7
Policyholder dividends payable	270.5	280.6
Policyholder dividends obligation	111.6	131.0
Deferred income taxes	2.2	-
Other liabilities	24.7	31.3
Total Closed Block liabilities	4,951.5	5,118.1

Assets designated to the Closed Block
Fixed maturities, available-for-sale	2,470.9	2,735.1
Fixed maturities, trading	13.4	17.0
Equity securities, available-for-sale	3.6	5.5
Mortgage loans	828.6	719.4
Policy loans	644.2	665.5
Other investments	118.5	158.0
Total investments	4,079.2	4,300.5
Cash and cash equivalents	70.3	51.3
Accrued investment income	49.5	52.5
Premiums due and other receivables	11.7	13.2
Deferred tax asset	66.2	39.2
Other assets	2.2	-
Total assets designated to the Closed Block	4,279.1	4,456.7
Excess of Closed Block liabilities over assets designated to the Closed Block	672.4	661.4
Amounts included in accumulated other comprehensive income	12.9	62.4
Maximum future earnings to be recognized from Closed Block assets and
liabilities	$685.3	$723.8
Closed Block revenues and expenses were as follows:

	For the year ended December 31,
	2013	2012	2011
	(in millions)
Revenues
Premiums and other considerations	$379.9	$397.4	$428.8
Net investment income	207.7	222.8	238.2
Net realized capital gains (losses)	(12.3)	3.6	7.9
Total revenues	575.3	623.8	674.9

Expenses
Benefits, claims and settlement expenses	320.1	325.7	370.7
Dividends to policyholders	184.4	192.6	204.2
Operating expenses	4.7	4.9	2.9
Total expenses	509.2	523.2	577.8
Closed Block revenues, net of Closed Block expenses, before income taxes	66.1	100.6	97.1
Income taxes	21.1	32.6	31.2
Closed Block revenues, net of Closed Block expenses and income taxes	45.0	68.0	65.9
Funding adjustment charges	(6.5)	(4.8)	(5.30)
Closed Block revenues, net of Closed Block expenses, income taxes and
funding adjustment charges	$38.5	$63.2	$60.6

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
The change in maximum future earnings of the Closed Block was as follows:

	For the year ended December 31,
	2013	2012	2011
	(in millions)
Beginning of year	$723.8	$787.0	$847.6
End of year	685.3	723.8	787.0
Change in maximum future earnings	$(38.5)	$(63.2)	$(60.6)
We charge the Closed Block with federal income taxes, payroll taxes, state and local premium taxes and other state or local taxes, licenses and fees as provided in the plan of reorganization.
8. Deferred Acquisition Costs
Acquisition costs deferred and amortized were as follows:

	For the year ended December 31,
	2013	2012	2011
	(in millions)
Balance at beginning of year	$2,394.7	$2,197.3	$2,281.3
Cost deferred during the year	393.0	393.6	316.9
Amortized to expense during the year (1)	(170.6)	(82.3)	(263.0)
Adjustment related to unrealized gains on available-for-sale securities and
derivative instruments	231.7	(113.9)	(137.9)
Balance at end of year	$2,848.8	$2,394.7	$2,197.3
(1) Includes adjustments for revisions to estimated gross profits.
9. Insurance Liabilities
Contractholder Funds
Major components of contractholder funds in the consolidated statements of financial position are summarized as follows:

	December 31,
	2013	2012
	(in millions)
Liabilities for investment-type insurance contracts:
Liabilities for individual annuities	$10,582.7	$11,315.1
GICs	10,858.3	10,943.1
Funding agreements	7,642.9	9,077.1
Other investment-type insurance contracts	731.8	749.6
Total liabilities for investment-type insurance contracts	29,815.7	32,084.9
Universal life and other reserves	4,812.0	4,689.7
Total contractholder funds	$34,627.7	$36,774.6
Our GICs and funding agreements contain provisions limiting or prohibiting early surrenders, which typically include penalties for early surrenders, minimum notice requirements or, in the case of funding agreements with survivor options, minimum pre-death holding periods and specific maximum amounts.
Funding agreements include those issued directly to nonqualified institutional investors, as well as under five separate programs where the funding agreements have been issued directly or indirectly to unconsolidated special purpose entities. Claims for principal and interest under funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under insolvency provisions of Iowa Insurance Laws.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
We were authorized to issue up to $4.0 billion of funding agreements under a program established in 1998 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. As of December 31, 2013 and 2012, $370.9 million and $1,189.5 million, respectively, of liabilities are outstanding with respect to the issuance outstanding under this program. We were also authorized to issue up to Euro 4.0 billion (approximately USD$5.3 billion) of funding agreements under a program established in 2006 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. The unaffiliated entity is an unconsolidated special purpose vehicle. As of December 31, 2013 and 2012, $1,278.7 million and $1,251.1 million, respectively, of liabilities are outstanding with respect to issuances outstanding under this program. We do not anticipate any new issuance activity under either of these programs due to the existence of the program established in 2011 described below.

In addition, we were authorized to issue up to $7.0 billion of funding agreements under a program established in 2001 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets. The unaffiliated entity is an unconsolidated special purpose entity. As of December 31, 2013 and 2012, $637.6 million and $1,598.5 million, respectively, of liabilities are being held with respect to issuances outstanding under this program. We do not anticipate any new issuance activity under this program, given our December 2005 termination of the dealership agreement for this program and the availability of the program established in 2011 described below.

Additionally, we were authorized to issue up to $4.0 billion of funding agreements under a program established in March 2004 to support the prospective issuance of medium term notes by unaffiliated entities in both domestic and international markets. In February 2006, this program was amended to authorize issuance of up to an additional $5.0 billion in recognition of the use of nearly all $4.0 billion of initial issuance authorization. In recognition of the use of nearly all $9.0 billion, this program was amended in November 2007 to authorize issuance of up to an additional $5.0 billion. Under this program, both the notes and the supporting funding agreements were registered with the United States Securities and Exchange Commission (“SEC”). As of December 31, 2013 and 2012, $975.0 million and $1,875.6 million, respectively, of liabilities are being held with respect to issuances outstanding under this program. In contrast with direct funding agreements, GIC issuances and the other three funding agreement‑backed medium term note programs described above, our payment obligations on each funding agreement issued under this SEC-registered program are guaranteed by PFG. We do not anticipate any new issuance activity under this program due to the existence of the program established in 2011 described below.

We were authorized to issue up to $5.0 billion of funding agreements under a program established in 2011 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets. The unaffiliated entity is an unconsolidated special purpose entity. As of December 31, 2013 and 2012, $2,630.5 million and $1,352.3 million of liabilities are being held with respect to any issuances outstanding under this program. Similar to the SEC-registered program, our payment obligations on each funding agreement issued under this program are guaranteed by PFG. The program established in 2011 is not registered with the SEC.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
Future Policy Benefits and Claims
Activity associated with unpaid disability and health claims is summarized as follows:

	December 31,
	2013	2012	2011
	(in millions)
Balance at beginning of year	$1,066.0	$1,006.9	$1,061.8
Incurred:
Current year	712.0	711.8	1,074.0
Prior years	1.0	9.7	(10.8)
Total incurred	713.0	721.5	1,063.2
Payments:
Current year	432.1	446.3	820.8
Prior years	202.2	216.1	297.3
Total payments	634.3	662.4	1,118.1
Balance at end of year:
Current year	279.9	265.5	253.2
Prior years	864.8	800.5	753.7
Total balance at end of year	$1,144.7	$1,066.0	$1,006.9

Amounts not included in the rollforward above:
Claim adjustment expense liabilities	$43.4	$46.6	$42.9
Reinsurance recoverables for unpaid claims	260.1	239.1	204.7
Incurred liability adjustments relating to prior years, which affected current operations during 2013, 2012 and 2011, resulted in part from developed claims for prior years being different than were anticipated when the liabilities for unpaid disability and health claims were originally estimated. These trends have been considered in establishing the current year liability for unpaid disability and health claims.
10. Debt
Short-Term Debt
As of December 31, 2013 and 2012, we had short-term credit facilities with various financial institutions in an aggregate amount of $1,045.0 million and $845.0 million, respectively. As of December 31, 2013 and 2012, we had $292.4 million and $286.7 million, respectively, of outstanding borrowings related to our credit facilities, which consisted of a payable to PFSI, with no assets pledged as support. Interest paid on intercompany debt was $0.8 million, $1.0 million and $1.0 million during 2013, 2012 and 2011, respectively. Our credit facilities include a $500.0 million 4-year facility that matures in March 2016, with PFG, PFSI, and us as co-borrowers and a $300.0 million 364-day facility for us only which was refinanced in April 2013. Also in April 2013, we added a $200.0 million 3-year facility with PFG, PFSI, Principal Financial Services V (UK) LTD and us as the borrowers. These facilities may be used for general corporate purposes, including commercial paper back-stop. Our commercial paper programs require 100% back-stop support, of which there were no outstanding balances as of December 31, 2013 and 2012.
The weighted‑average interest rate on short-term borrowings as of both December 31, 2013 and 2012, was 0.2%.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
Long-Term Debt

The components of long-term debt were as follows:

	December 31,
	2013	2012

	(in millions)
8.0% surplus notes payable, due 2044	$99.3	$99.3
Non-recourse mortgages and notes payable	53.1	29.6
Total long-term debt	$152.4	$128.9
The amounts included above are net of the discount and premium associated with issuing these notes, which are being amortized to expense over their respective terms using the interest method.
On March 10, 1994, we issued $100.0 million of surplus notes due March 1, 2044, at an 8% annual interest rate. None of our affiliates hold any portion of the notes. Each payment of interest and principal on the notes, however, may be made only with the prior approval of the Commissioner of Insurance of the State of Iowa (the “Commissioner”) and only to the extent that we have sufficient surplus earnings to make such payments. Interest of $8.0 million for each of the years ended December 31, 2013, 2012 and 2011 was approved by the Commissioner, and charged to expense.
Subject to Commissioner approval, the notes due March 1, 2044, may be redeemed at Principal Life's election on or after March 1, 2014, in whole or in part at a redemption price of approximately 102.3% of par. The approximate 2.3% premium is scheduled to gradually diminish over the following ten years. These notes may be redeemed on or after March 1, 2024, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption. On January 21, 2014, the Commissioner approved our election to redeem the surplus notes. On January 30, 2014, we provided surplus note holders with a notice of redemption and redeemed the $100.0 million surplus notes in whole on March 1, 2014, at a redemption price equal to 102.3% of par.
The non-recourse mortgages, other mortgages and notes payable are primarily financings for real estate developments. Outstanding principal balances as of December 31, 2013, ranged from $1.6 million to $20.1 million per development with interest rates being 5.5% or variable. Outstanding principal balances as of December 31, 2012, ranged from $0.3 million to $9.2 million per development with interest rates generally ranging from 5.5% to 5.8%. Outstanding debt is secured by the underlying real estate properties, which were reported as real estate on our consolidated statements of financial position with a carrying value of $101.4 million and $54.2 million as of December 31, 2013 and 2012, respectively.
At December 31, 2013, future annual maturities of the long-term debt were as follows (in millions):

Year ending December 31:
2014	$0.1
2015	5.3
2016	-
2017	-
2018	-
Thereafter	147.0
Total future maturities of the long-term debt	$152.4

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
11. Income Taxes
Income Tax Expense
Our income tax expense was as follows:

	For the year ended December 31,
	2013	2012	2011
	(in millions)
Current income taxes (benefits):
U.S. federal	$98.2	$(8.1)	$163.3
State	4.9	7.6	9.1
Foreign	17.9	19.5	16.5
Tax benefit of operating loss carryforward	(130.4)	(70.7)	-
Total current income taxes (benefits)	(9.4)	(51.7)	188.9
U.S. federal	181.4	206.1	43.5
State	1.4	(3.1)	(2.0)
Foreign	-	-	(5.4)
Deferred income taxes	182.6	203.2	36.1
Total income taxes	$173.2	$151.5	$225.0
Effective Income Tax Rate
Our provision for income taxes may not have the customary relationship of taxes to income. A reconciliation between the U.S. corporate income tax rate and the effective income tax rate is as follows:

	For the year ended December 31,
	2013	2012	2011
U.S. corporate income tax rate	35%	35%	35%
Dividends received deduction	(13)	(12)	(10)
Interest exclusion from taxable income	(2)	(3)	(3)
Impact of court ruling on some uncertain tax positions	-	-	7
Other	-	(2)	(1)
Effective income tax rate	20%	18%	28%
Unrecognized Tax Benefits
A summary of the changes in unrecognized tax benefits follows.

	For the year ended December 31,
	2013	2012
	(in millions)
Balance at beginning of period	$129.1	$119.5
Additions based on tax positions related to the current year	8.8	10.2
Additions for tax positions of prior year	-	4.3
Reductions for tax positions related to the current year	(3.3)	(4.2)
Reductions for tax positions of prior years	(28.6)	(0.7)
Balance at end of period (1)	$106.0	$129.1

(1)	Of this amount, $52.5 million, if recognized, would reduce the 2013 effective income tax rate. We recognize interest and penalties related to uncertain tax positions in operating expenses.
As of December 31, 2013 and 2012, we had recognized $37.0 million and $44.1 million of accumulated pre-tax interest and penalties related to unrecognized tax benefits, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
Net Deferred Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. We reclassified certain components of deferred income taxes for the year ended December 31, 2012, to conform with December 31, 2013 presentation. The reclassification resulted in an increase in gross deferred income tax assets of $138.9 million and a corresponding increase in gross deferred tax liabilities of $138.9 million. The reclassification had no impact on the amount of valuation allowance established by us and, as a result, the net deferred tax liability remains unchanged. Significant components of our net deferred income taxes were as follows:

	December 31,
	2013	2012
	(in millions)
Deferred income tax assets:
Insurance liabilities	$281.6	$557.7
Investments, including derivatives	455.0	523.3
Net operating and capital loss carryforwards	241.9	364.0
Employee benefits	307.3	475.8
Other deferred income tax assets	21.5	18.2
Total deferred income tax assets	1,307.3	1,939.0
Deferred income tax liabilities:
Deferred acquisition costs	(761.5)	(602.5)
Investments, including derivatives	(375.6)	(562.6)
Net unrealized gains on available-for-sale securities	(578.4)	(1,083.0)
Real estate	(117.2)	(102.0)
Intangible assets	(27.3)	(32.8)
Total deferred income tax liabilities	(1,860.0)	(2,382.9)
Total net deferred income tax liabilities	$(552.7)	$(443.9)
Net deferred income taxes by jurisdiction are as follows:

	December 31,
	2013	2012
	(in millions)
Deferred income tax liabilities:
U.S.	$(550.7)	$(443.4)
State	(2.0)	(0.5)
Total net deferred income tax liabilities	$(552.7)	$(443.9)
In management’s judgment, total deferred income tax assets are more likely than not to be realized. Included in the deferred income tax asset are net operating loss and tax credit carryforwards for tax purposes available to offset future taxable income. We have net operating loss and tax credit carryforwards for U.S. federal income tax purposes of $670.8 million and $988.1 million at December 31, 2013 and 2012, respectively, primarily attributable to our captive reinsurance companies that joined our consolidated U.S. federal income tax return in 2012 and 2013. These U.S. federal net operating loss and tax credit carryforwards will expire between 2021 and 2034. All accumulated U.S. federal net operating loss and tax credit carryforwards are anticipated to be utilized before expiration; therefore, no valuation allowance has been provided for the related deferred income tax assets.
Domestic state net operating loss carryforwards were $10.0 million and $14.5 million as of December 31, 2013 and 2012, respectively, and will expire between 2015 and 2033. We maintain valuation allowances by jurisdiction against the deferred income tax assets related to certain of these carryforwards, as utilization of these income tax benefits fail the more likely than not criteria in certain jurisdictions. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred income tax assets that are more likely than not to be realized.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
Other Tax Information
The Internal Revenue Service (“IRS”) has completed examination of the consolidated U.S. federal income tax returns for years prior to 2004. We are contesting certain issues and have filed suit in the Court of Federal Claims, requesting refunds for the years 1995-2003. We do not expect the litigation to be resolved within the next twelve months. We had $331.4 million and $333.5 million of current income tax receivables associated with outstanding audit issues reported as other assets in our consolidated statements of financial position as of December 31, 2013 and 2012, respectively.
The IRS completed its examinations of tax years 2004 through 2008. We filed claims for refund for tax years 2004 and 2005 during 2012 and will file claims for refund relating to disputed adjustments for tax years 2006 through 2008 in 2014. The IRS commenced audit of our U.S. federal income tax return for 2009 during the fourth quarter of 2011, for 2010 during the first quarter of 2012 and for 2011 during the first quarter of 2013. We do not expect the results of these audits or developments in other tax areas for all open tax years to significantly change the possible increase in the amount of unrecognized tax benefits, but the outcome of tax reviews is uncertain and unforeseen results can occur.
We do not believe there is a reasonable possibility the total amount of unrecognized tax benefits will significantly increase or decrease in the next twelve months. The range disclosed in our 2012 financial statements was prior to the January 2013 expiration of the right to appeal the U.S. District Court for the Southern District of Iowa decision in the case of Pritired 1, LLC. We believe that we have adequate defenses against, or sufficient provisions for, the contested issues, but final resolution of the contested issues could take several years while legal remedies are pursued. Consequently, we do not expect the ultimate resolution of issues from tax years 1995-2003 to have a material impact on our net income. Similarly, we believe there are adequate defenses against, or sufficient provisions for, any challenges that might arise in tax years subsequent to 2003.
12. Employee and Agent Benefits
We have post-retirement benefit plans covering substantially all of our employees and certain agents, including employees of other companies affiliated with our ultimate parent, PFG ("affiliated companies"). Actuarial information regarding the status of the post-retirement benefit plans is calculated for the total plan only. The affiliated company portion of the actuarial present value of the accumulated or projected benefit obligations, or net assets available for benefits, is not separately determined. However, we are reimbursed for employee benefits related to the affiliated companies. The reimbursement is not reflected in our employee and agent benefits disclosures.
We have defined benefit pension plans covering substantially all of our U.S. employees and certain agents. Some of these plans provide supplemental pension benefits to employees and agents with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. The employees and agents are generally first eligible for the pension plans when they reach age 21. For plan participants employed prior to January 1, 2002, the pension benefits are based on the greater of a final average pay benefit or a cash balance benefit. The final average pay benefit is based on the years of service and generally the employee's or agent's average annual compensation during the last five years of employment. Partial benefit accrual of final average pay benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The cash balance portion of the plan started on January 1, 2002. An employee's account is credited with an amount based on the employee's salary, age and service. These credits accrue with interest. For plan participants hired on and after January 1, 2002, only the cash balance plan applies. Our policy is to fund the cost of providing pension benefits in the years that the employees and agents are providing service to us. Our funding policy for the qualified defined benefit plan is to contribute an amount annually at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (“ERISA”), and, generally, not greater than the maximum amount that can be deducted for federal income tax purposes. Our funding policy for the nonqualified benefit plan is to fund the plan in the years that the employees are providing service, taking into account the funded status of the trust. While we designate assets to cover the computed liability of the nonqualified plan, the assets are not included as part of the asset balances presented in this footnote as they do not qualify as plan assets in accordance with U.S. GAAP.
We also provide certain health care, life insurance and long-term care benefits for retired employees. Subsidized retiree health benefits are provided for employees hired prior to January 1, 2002. Employees hired after December 31, 2001, have access to retiree health benefits but it is intended that they pay for the full cost of the coverage. The health care plans are contributory with participants' contributions adjusted annually. The contributions are based on the number of years of service and age at retirement for those hired prior to January 1, 2002, who retired prior to January 1, 2011. For employees hired prior to January 1, 2002, who retired on or after January 1, 2011, the contributions are 60% of the expected cost. As part of the substantive plan, the retiree health contributions are assumed to be adjusted in the future as claim levels change. The life insurance plans are contributory for a small group of previously grandfathered participants that have elected supplemental coverage and dependent coverage.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
Covered employees are first eligible for the health and life postretirement benefits when they reach age 57 and have completed ten years of service with us. Retiree long-term care benefits are provided for employees whose retirement was effective prior to July 1, 2000. Our policy is to fund the cost of providing retiree benefits in the years that the employees are providing service, taking into account the funded status of the trust.
Obligations and Funded Status
The plans' combined funded status, reconciled to amounts recognized in the consolidated statements of financial position and consolidated statements of operations, was as follows:

			Other postretirement
	Pension benefits		benefits
	December 31,		December 31,
	2013	2012	2013	2012
	(in millions)
Change in benefit obligation
Benefit obligation at beginning of year	$(2,638)	$(2,158.4)	$(147.8)	$(165.1)
Service cost	(57.1)	(47.0)	(1.0)	(1.3)
Interest cost	(103.8)	(109.1)	(5.7)	(8.2)
Actuarial gain (loss)	279.2	(407.1)	7.9	21.2
Participant contribution	-	-	(6.8)	(6.6)
Benefits paid	79.5	76.4	13.6	13.0
Other	-	7.2	(0.8)	(0.8)
Benefit obligation at end of year	$(2,440.2)	$(2,638)	$(140.6)	$(147.8)

Change in plan assets
Fair value of plan assets at beginning of year	$1,682.1	$1,429.0	$519.7	$466.6
Actual return on plan assets	199.8	222.6	95.9	58.6
Employer contribution	123.2	106.9	4.2	0.9
Participant contributions	-	-	6.8	6.6
Benefits paid	(79.5)	(76.4)	(13.6)	(13.0)
Fair value of plan assets at end of year	$1,925.6	$1,682.1	$613.0	$519.7

Amount recognized in statement of financial position
Other assets	$-	$-	$473.0	$372.5
Other liabilities	(514.6)	(955.9)	(0.6)	(0.6)
Total	$(514.6)	$(955.9)	$472.4	$371.9

Amount recognized in accumulated other comprehensive
(income) loss
Total net actuarial (gain) loss	$391.1	$861.2	$(83.1)	$(7.1)
Prior service benefit	(11.8)	(20.4)	(56.2)	(82.1)
Pre-tax accumulated other comprehensive (income) loss	$379.3	$840.8	$(139.3)	$(89.2)
The accumulated benefit obligation for all defined benefit pension plans was $2,287.4 million and $2,469.1 million at December 31, 2013 and 2012, respectively.
Employer contributions to the pension plans include contributions made directly to the qualified pension plan assets and contributions from corporate assets to pay nonqualified pension benefits. Benefits paid from the pension plans include both qualified and nonqualified plan benefits. Nonqualified pension plan assets are not included as part of the asset balances presented in this footnote. The nonqualified pension plan assets are held in Rabbi trusts for the benefit of all nonqualified plan participants. The assets held in a Rabbi trust are available to satisfy the claims of general creditors only in the event of bankruptcy. Therefore, these assets are fully consolidated in our consolidated statements of financial position and are not reflected in our funded status as they do not qualify as plan assets under U.S. GAAP. The market value of assets held in these trusts was $304.3 million and $300.8 million as of December 31, 2013 and 2012, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
Pension Plan Changes and Plan Gains/Losses
On January 1, 2010, benefits under the Principal Pension Plan were frozen for certain participants.
For the year ended December 31, 2013, the pension plans had a gain primarily due to an increase in the discount rate. For the year ended December 31, 2012, the pension plans had a loss primarily due to a decrease in the discount rate, partially offset by higher than expected asset returns.
Other Postretirement Plan Changes and Plan Gains/Losses
On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Medicare Modernization Act”) was signed into law. The Medicare Modernization Act introduced a prescription drug benefit under Medicare (“Medicare Part D”) as well as a federal subsidy to sponsors of retiree medical benefit plans. During each of the years ended December 31, 2013, 2012 and 2011, the Medicare subsidies we received and accrued for were $0.8 million, $0.8 million and $0.9 million, respectively.
An actuarial gain occurred during 2013 for the other postretirement benefit plans. This was due to an increase in the discount rate and trend assumption for post-65 retirees and a change in assumptions for retirees who voluntarily drop medical coverage at age 65 or older. An actuarial gain occurred during 2012 for the other postretirement benefit plans. This was due to a decrease in the trend and claim cost assumptions. This was partially offset by the decrease in the discount rate.
Impact from Exit of Group Medical Insurance Business
On September 30, 2010, we announced our decision to exit the group medical insurance business and entered into an agreement with United Healthcare Services, Inc. to renew medical insurance coverage for our customers as the business transitions. Our exit from the group medical insurance business resulted in a curtailment gain associated with the pension and other postretirement benefits of the impacted employees, which was recognized in our consolidated financial statements as impacted employees were terminated. For the year ended December 31, 2011, the curtailment gain recognized was $1.4 million for the pension benefits and $5.1 million for the other postretirement benefits, respectively, from the accelerated recognition of the existing prior service benefits. One final recognition of the curtailment in 2012 resulted in a curtailment gain of $0.7 million for the pension plan and $3.5 million for the other postretirement benefits.
Information for Pension Plans With an Accumulated Benefit Obligation in Excess of Plan Assets
For 2013 and 2012, both the qualified and nonqualified plans had accumulated benefit obligations in excess of plan assets. As noted previously, the nonqualified plans have assets that are deposited in trusts that fail to meet the U.S. GAAP requirements to be included in plan assets; however, these assets are included in our consolidated statements of financial position.

	December 31,
	2013	2012
	(in millions)
Projected benefit obligation	$2,440.2	$2,638.0
Accumulated benefit obligation	2,287.4	2,469.1
Fair value of plan assets	1,925.6	1,682.1

Information for Other Postretirement Benefit Plans With an Accumulated Postretirement Benefit Obligation
in Excess of Plan Assets

	December 31,
	2013	2012
	(in millions)
Accumulated postretirement benefit obligation	$1.5	$1.7
Fair value of plan assets	0.9	1.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

Components of Net Periodic Benefit Cost
	Pension benefits			Other postretirement benefits
	For the year ended December 31,
	2013	2012	2011	2013	2012	2011
	(in millions)
Service cost	$57.1	$47.0	$44.0	$1.0	$1.3	$1.2
Interest cost	103.8	109.1	108.5	5.7	8.2	8.9
Expected return on plan assets	(127.4)	(114.6)	(114.4)	(28.8)	(33.5)	(34.1)
Amortization of prior service benefit	(8.7)	(9.4)	(9.7)	(25.9)	(28.6)	(29.3)
Recognized net actuarial loss	118.5	90.9	65.8	1.0	0.9	0.4
Amounts recognized due to special events	-	(0.7)	(1.4)	-	(3.5)	(5.1)
Net periodic benefit cost (income)	$143.3	$122.3	$92.8	$(47.0)	$(55.2)	$(58.0)
The pension plans' actuarial gains and losses are amortized using a straight-line amortization method over the average remaining service period of plan participants. For the qualified pension plan, gains and losses are amortized without use of the 10% allowable corridor. For the nonqualified pension plans and other postretirement benefit plans, the corridors allowed are used.

			Other postretirement
	Pension benefits		benefits
	For the year ended December 31,
	2013	2012	2013	2012
	(in millions)
Other changes recognized in accumulated other comprehensive
(income) loss
Net actuarial (gain) loss	$(351.7)	$292.1	$(75.0)	$(46.4)
Amortization of net loss	(118.5)	(90.9)	(1.0)	(0.9)
Amortization of prior service benefit	8.7	10.1	25.9	32.1
Total recognized in pre-tax accumulated other comprehensive (income) loss	$(461.5)	$211.3	$(50.1)	$(15.2)
Total recognized in net periodic benefit cost and pre-tax accumulated
other comprehensive (income) loss	$(318.2)	$333.6	$(97.1)	$(70.4)
Net actuarial (gain) loss and net prior service cost benefit have been recognized in AOCI.
The estimated net actuarial (gain) loss and prior service cost (benefit) that will be amortized from AOCI into net periodic benefit cost for the pension benefits during the 2014 fiscal year are $50.6 million and $(4.8) million, respectively. The estimated net actuarial (gain) loss and prior service cost (benefit) for the postretirement benefits that will be amortized from AOCI into net periodic benefit cost during the 2014 fiscal year are $(3.4) million and $(20.3) million, respectively.
Assumptions
Weighted‑average assumptions used to determine benefit obligations as disclosed under the Obligations and Funded Status section

			Other postretirement
	Pension benefits		benefits
	For the year ended December 31,
	2013	2012	2013	2012
Discount rate	4.90%	4.00%	4.90%	4.00%
Rate of compensation increase	4.80%	4.80%	4.83%	4.83%

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

Weighted average assumptions used to determine net periodic benefit cost

	Pension benefits			Other postretirement benefits
	For the year ended December 31,
	2013	2012	2011	2013	2012	2011

Discount rate	4.00%	5.15%	5.65%	4.00%	5.15%	5.65%
Expected long-term return on plan assets	7.50%	8.00%	8.00%	5.62%	7.30%	7.30%
Rate of compensation increase	4.80%	5.00%	5.00%	4.83%	5.00%	5.00%
For the pension benefits, the discount rate is determined by projecting future benefit payments inherent in the projected benefit obligation and discounting those cash flows using a spot yield curve for high quality corporate bonds. The plans’ expected benefit payments are discounted to determine a present value using the yield curve and the discount rate is the level rate that produces the same present value. The expected return on plan assets is the long-term rate we expect to be earned based on the plans’ investment strategy. Historical and expected future returns of multiple asset classes were analyzed to develop a risk free rate of return and risk premiums for each asset class. The overall rate for each asset class was developed by combining a long-term inflation component, the risk free real rate of return and the associated risk premium. A weighted average rate was developed based on those overall rates and the target asset allocation of the plans.
For other postretirement benefits, the 5.62% expected long-term return on plan assets for 2013 is based on the weighted average expected long-term asset returns for the medical, life and long-term care plans. The expected long-term rates for the medical, life and long-term care plans are 5.4%, 7.75% and 5.85%, respectively.
Assumed Health Care Cost Trend Rates

	December 31,
	2013	2012
Health care cost trend rate assumed for next year under age 65	8.0%	8.0%
Health care cost trend rate assumed for next year age 65 and over	6.0%	7.0%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.5%	4.5%
Year that the rate reaches the ultimate trend rate (under age 65)	2020	2019
Year that the rate reaches the ultimate trend rate (65 and older)	2019	2017
Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

	1-percentage	1-percentage
	point increase	point decrease
	(in millions)
Effect on total of service cost and interest cost components	$0.3	$(0.3)
Effect on accumulated postretirement benefit obligation	(6.1)	5.3
Pension Plan and Other Postretirement Benefit Plan Assets
Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

•
Level 1 - Fair values are based on unadjusted quoted prices in active markets for identical assets. Our Level 1 assets include cash, fixed income investment funds and exchange traded equity securities.

•
Level 2 - Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset, either directly or indirectly. Our Level 2 assets primarily include fixed income and equity investment funds and real estate investments.

•	Level 3 - Fair values are based on significant unobservable inputs for the asset. Our Level 3 assets include a Principal Life general account investment.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
Our pension plan assets consist of investments in separate accounts. Net asset value (“NAV”) of the separate accounts is calculated in a manner consistent with U.S. GAAP for investment companies and is determinative of their fair value. Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks. The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted. Some of the separate accounts also invest in fixed income securities. The fair value of the underlying securities is based on quoted prices of similar assets and used to determine the NAV of the separate account.
Our other postretirement benefit plan assets consist of cash, investments in fixed income security portfolios and investments in equity security portfolios. Because of the nature of cash, its carrying amount approximates fair value. The fair value of fixed income investment funds, U.S. equity portfolios and international equity portfolios is based on quoted prices in active markets for identical assets. The fair value of the Principal Life general account investment is the amount the plan would receive if withdrawing funds from this participating contract. The amount that would be received is calculated using a cash-out factor based on an associated pool of general account fixed income securities. The cash-out factor is a ratio of the asset investment value of these securities to asset book value. As the investment values change, the cash-out factor is adjusted, impacting the amount the plan receives at measurement date. To determine investment value for each category of assets, we project cash flows. This is done using contractual provisions for the assets, with adjustment for expected prepayments and call provisions. Projected cash flows are discounted to present value for each asset category. Interest rates for discounting are based on current rates on similar new assets in the general account based on asset strategy.
Pension Plan Assets
The fair value of the qualified pension plan’s assets by asset category as of the most recent measurement date is as follows:

	As of December 31, 2013
	Assets	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3
	(in millions)
Asset category
U.S. large cap equity portfolios (1)	$414.0	$-	$414.0	$-
U.S. small/mid cap equity portfolios (2)	102.9	-	102.9	-
Balanced asset portfolios (3)	96.9	-	96.9	-
International equity portfolios (4)	171.0	-	171.0	-
Fixed income security portfolios (5)	1,048.5	-	1,048.5	-
Real estate investment portfolios:
Direct real estate investments (6)	92.3	-	92.3	-
Total	$1,925.6	$-	$1,925.6	$-

	As of December 31, 2012
	Assets	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3
	(in millions)
Asset category
U.S. large cap equity portfolios (1)	$601.8	$-	$601.8	$-
U.S. small/mid cap equity portfolios (2)	156.2	-	156.2	-
Balanced asset portfolios (3)	82.4		82.4
International equity portfolios (4)	273.9	-	273.9	-
Fixed income security portfolios (5)	486.6	-	486.6	-
Real estate investment portfolios:
Direct real estate investments (6)	81.2	-	81.2	-
Total	$1,682.1	$-	$1,682.1	$-

(1)	The portfolios invest primarily in publicly traded equity securities of large U.S. companies.

(2)	The portfolios invest primarily in publicly traded equity securities of mid-sized and small U.S. companies.

(3)
The portfolios are a combination of underlying fixed income and equity investment options. These investment options may include balanced, asset allocation, target-date and target-risk investment options. Although typically lower risk than investment options that invest solely in equities, all investment options in this category have the potential to lose value.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

(1)	The portfolios invest primarily in publicly traded equity securities of non-U.S. companies.

(2)
The portfolios invest in various fixed income securities, primarily of U.S. origin. These include, but are not limited to, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, U.S. Treasury securities, agency securities, asset-backed securities and collateralized mortgage obligations.

(3)	The portfolio invests primarily in U.S. commercial real estate properties.
The reconciliation for all assets measured at fair value using significant unobservable inputs (Level 3) for 2011 was as follows. We had no Level 3 assets in 2012 and 2013.

For the year ended December 31, 2011
Actual return gains (losses)
	Beginning	on plan assets					Ending
	asset	Relating to					asset
	balance	assets still	Relating to	Net			balance
	as of	held at the	assets sold	purchases,	Transfers	Transfers	as of
	December 31,	reporting	during the	sales and	into	out of	December 31,
(in millions)
Asset category
Direct real estate investments	$84.7	$1.6	$-	$1.0	$-	$(87.3)	$-
We have established an investment policy that provides the investment objectives and guidelines for the pension plan. Our investment strategy is to achieve the following:

•	Obtain a reasonable long-term return consistent with the level of risk assumed and at a cost of operation within prudent levels. Performance benchmarks are monitored.

•	Ensure sufficient liquidity to meet the emerging benefit liabilities for the plan.

•	Provide for diversification of assets in an effort to avoid the risk of large losses and maximize the investment return to the pension plan consistent with market and economic risk.
In administering the qualified pension plan’s asset allocation strategy, we consider the projected liability stream of benefit payments, the relationship between current and projected assets of the plan and the projected actuarial liabilities streams, the historical performance of capital markets adjusted for the perception of future short‑ and long-term capital market performance and the perception of future economic conditions.
According to our investment policy, the target asset allocation for the qualified plan is:

Asset Category	Target allocation
U.S. equity portfolios	0% - 45%
International equity portfolios	0% - 15%
Fixed income security portfolios	30% - 100%
Real estate investment portfolios	0% - 10%

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
Other Postretirement Benefit Plan Assets
The fair value of the other postretirement benefit plans’ assets by asset category as of the most recent measurement date is as follows:

	As of December 31, 2013
	Assets	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3
	(in millions)
Asset category
Cash and cash equivalents	$4.7	$4.7	$-	$-
Fixed income security portfolios:
Fixed income investment funds (1)	157.9	157.9	-	-
Principal Life general account investment (2)	38.8	-	-	38.8
U.S. equity portfolios (3)	351.6	288.0	63.6	-
International equity portfolios (4)	60.0	45.9	14.1	-
Total	$613.0	$496.5	$77.7	$38.8

	As of December 31, 2012
	Assets	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3
	(in millions)
Asset category
Cash and cash equivalents	$1.9	$1.9	$-	$-
Fixed income security portfolios:
Fixed income investment funds (1)	163.5	163.5	-	-
Principal Life general account investment (2)	42.1	-	-	42.1
U.S. equity portfolios (3)	260.8	213.5	47.3	-
International equity portfolios (4)	51.4	39.3	12.1	-
Total	$519.7	$418.2	$59.4	$42.1

(1)
The portfolios invest in various fixed income securities, primarily of U.S. origin. These include, but are not limited to, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, U.S. Treasury securities, agency securities, asset-backed securities and collateralized mortgage obligations.

(2)	The general account is invested in various fixed income securities.

(3)	The portfolios invest primarily in publicly traded equity securities of large U.S. companies.

(4)	The portfolios invest primarily in publicly traded equity securities of non-U.S. companies.

(5)
As of December 31, 2013 and 2012, respectively, $77.7 million and $59.4 million of assets in the U.S. equity and international equity portfolios were included in a trust owned life insurance contract.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
The reconciliation for all assets measured at fair value using significant unobservable inputs (Level 3) is as follows:

For the year ended December 31, 2013
Actual return gains (losses)
	Beginning	on plan assets					Ending
	asset	Relating to		Net			asset
	balance	assets still	Relating to	purchases,			balance
	as of	held at the	assets sold	sales,	Transfers	Transfers	as of
	December 31,	reporting	during the	and	into	out of	December 31,
	2012	date	period	settlements	Level 3	Level 3	2013
(in millions)
Asset category
Principal Life general account
investment	$42.1	$1.1	$-	$(4.4)	$-	$-	$38.8

For the year ended December 31, 2012
Actual return gains (losses)
	Beginning	on plan assets					Ending
	assets	Relating to		Net			assets
	balance	assets still	Relating to	purchases,			balance
	as of	held at the	assets sold	sales,	Transfers	Transfers	as of
	December 31,	reporting	during the	and	into	out of	December 31,
	2011	date	period	settlements	Level 3	Level 3	2012
(in millions)
Asset category
Principal Life general account
investment	$42.5	$3.1	$-	$(3.5)	$-	$-	$42.1

For the year ended December 31, 2011
Actual return gains (losses)
	Beginning	on plan assets					Ending
	assets	Relating to		Net			assets
	balance	assets still	Relating to	purchases,			balance
	as of	held at the	assets sold	sales,	Transfers	Transfers	as of
	December 31,	reporting	during the	and	into	out of	December 31,
	2010	date	period	settlements	Level 3	Level 3	2011
(in millions)
Asset category
Principal Life general account
investment	$44.5	$3.0	$-	$(5.0)	$-	$-	$42.5
According to our investment policy, the target asset allocation for the other postretirement benefit plans is:

Asset Category	Target allocation
U.S. equity portfolios	45% - 65%
International equity portfolios	5% - 15%
Fixed income security portfolios	30% - 50%
The investment strategies and policies for the other postretirement benefit plans are similar to those employed by the qualified pension plan.
Contributions
Our funding policy for the qualified pension plan is to fund the plan annually in an amount at least equal to the minimum annual contribution required under ERISA and, generally, not greater than the maximum amount that can be deducted for federal income tax purposes. We do not anticipate contributions will be needed to satisfy the minimum funding requirements of ERISA for our qualified plan. At this time, it is too early to estimate the amount that may be contributed, but it is possible that we may fund the plans in 2014 in the range of $125-$175 million. This includes funding for both our qualified and nonqualified pension plans. While we designate assets to cover the computed liability of the nonqualified plan, the assets are not included as part of the asset balances presented in this footnote as they do not qualify as plan assets in accordance with U.S. GAAP. We may contribute to our other postretirement benefit plans in 2014 pending future analysis.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
Estimated Future Benefit Payments

The estimated future benefit payments, which reflect expected future service, and the expected amount of subsidy receipts under Medicare Part D are:

		Other postretirement
		benefits (gross benefit
		payments, including	Amount of Medicare
	Pension benefits	prescription drug benefits)	Part D subsidy receipts
	(in millions)
Year ending December 31:
2014	$98.7	$18.1	$1.0
2015	102.9	18.6	1.0
2016	108.2	19.0	1.0
2017	114.4	19.3	1.1
2018	120.6	19.4	1.1
2019-2023	708.4	99.1	5.1

The above table reflects the total estimated future benefits to be paid from the plan, including both our share of the benefit cost and the participants' share of the cost, which is funded by their contributions to the plan.

The assumptions used in calculating the estimated future benefit payments are the same as those used to measure the benefit obligation for the year ended December 31, 2013.

The information that follows shows supplemental information for our defined benefit pension plans. Certain key summary data is shown separately for qualified and nonqualified plans.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

	For the year ended December 31,
	2013			2012
	Qualified	Nonqualified		Qualified	Nonqualified
	Plan	Plan	Total	Plan	Plan	Total
	(in millions)
Amount recognized in statement of financial position
Other assets	$-	$-	$-	$-	$-	$-
Other liabilities	(138.6)	(376.0)	(514.6)	(557.7)	(398.2)	(955.9)
Total	$(138.6)	$(376.0)	$(514.6)	$(557.7)	$(398.2)	$(955.9)

Amount recognized in accumulated other
comprehensive loss
Total net actuarial loss	$298.3	$92.8	$391.1	$725.0	$136.2	$861.2
Prior service benefit	(6.5)	(5.3)	(11.8)	(12.5)	(7.9)	(20.4)
Pre-tax accumulated other comprehensive loss	$291.8	$87.5	$379.3	$712.5	$128.3	$840.8

Components of net periodic benefit cost
Service cost	$50.4	$6.7	$57.1	$42.3	$4.7	$47.0
Interest cost	88.2	15.6	103.8	92.8	16.3	109.1
Expected return on plan assets	(127.4)	-	(127.4)	(114.6)	-	(114.6)
Amortization of prior service benefit	(6.1)	(2.6)	(8.7)	(6.3)	(3.1)	(9.4)
Recognized net actuarial loss	104.4	14.1	118.5	84.8	6.1	90.9
Amounts recognized due to special events	-	-	-	(0.4)	(0.3)	(0.7)
Net periodic benefit cost	$109.5	$33.8	$143.3	$98.6	$23.7	$122.3

Other changes recognized in accumulated other
comprehensive (income) loss
Net actuarial (gain) loss	$(322.4)	$(29.3)	$(351.7)	$223.5	$68.6	$292.1
Amortization of net loss	(104.4)	(14.1)	(118.5)	(84.8)	(6.1)	(90.9)
Amortization of prior service benefit	6.1	2.6	8.7	6.7	3.4	10.1
Total recognized in pre-tax accumulated other
comprehensive (income) loss	$(420.7)	$(40.8)	$(461.5)	$145.4	$65.9	$211.3
Total recognized in net periodic benefit cost and
pre-tax accumulated other comprehensive (income) loss	$(311.2)	$(7.0)	$(318.2)	$244.0	$89.6	$333.6
In addition, we have defined contribution plans that are generally available to all U.S. employees and agents. Eligible participants could not contribute more than $17,500 of their compensation to the plans in 2013. Effective January 1, 2006, we made several changes to the retirement programs. In general, the pension and supplemental executive retirement plan benefit formulas were reduced, and the 401(k) matching contribution was increased. Employees who were ages 47 or older with at least ten years of service on December 31, 2005, could elect to retain the prior benefit provisions and forgo receipt of the additional matching contributions. The employees who elected to retain the prior benefit provisions are referred to as “Grandfathered Choice Participants.” We match the Grandfathered Choice Participant's contribution at a 50% contribution rate up to a maximum contribution of 3% of the participant's compensation. For all other participants, we match the participant's contributions at a 75% contribution rate up to a maximum of 6% of the participant's compensation. The defined contribution plans allow employees to choose among various investment options, including our common stock. We contributed $39.8 million, $37.3 million and $36.3 million in 2013, 2012 and 2011, respectively, to our qualified defined contribution plans.
We also have nonqualified deferred compensation plans available to select employees and agents that allow them to defer compensation amounts in excess of limits imposed by federal tax law with respect to the qualified plans. In 2013, we matched the Grandfathered Choice Participant's deferral at a 50% match deferral rate up to a maximum matching deferral of 3% of the participant's compensation. For all other participants, we matched the participant's deferral at a 75% match deferral rate up to a maximum matching deferral of 6% of the participant's compensation. We contributed $5.0 million, $4.6 million and $3.5 million in 2013, 2012 and 2011, respectively, to our nonqualified deferred compensation plans.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
13. Contingencies, Guarantees and Indemnifications
Litigation and Regulatory Contingencies
We are regularly involved in litigation, both as a defendant and as a plaintiff, but primarily as a defendant. Litigation naming us as a defendant ordinarily arises out of our business operations as a provider of asset management and accumulation products and services, individual life insurance, specialty benefits insurance and our investment activities. Some of the lawsuits may be class actions, or purport to be, and some may include claims for unspecified or substantial punitive and treble damages.
We may discuss such litigation in one of three ways. We accrue a charge to income and disclose legal matters for which the chance of loss is probable and for which the amount of loss can be reasonably estimated. We may disclose contingencies for which the chance of loss is reasonably possible and provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. Finally, we may voluntarily disclose loss contingencies for which the chance of loss is remote in order to provide information concerning matters that potentially expose us to possible losses.
In addition, regulatory bodies such as state insurance departments, the SEC, the Financial Industry Regulatory Authority, the Department of Labor, the Federal Reserve Board and other regulatory agencies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, ERISA and laws governing the activities of broker-dealers. We receive requests from regulators and other governmental authorities relating to industry issues and may receive additional requests, including subpoenas and interrogatories, in the future.
On November 8, 2006, a trustee of Fairmount Park Inc. Retirement Savings Plan filed a putative class action lawsuit in the United States District Court for the Southern District of Illinois against us. The complaint alleged, among other things, that we breached our alleged fiduciary duties while performing services to 401(k) plans by failing to disclose, or adequately disclose, to employers or plan participants the fact that we receive “revenue sharing fees from mutual funds that are included in its pre-packaged 401(k) plans” and allegedly failed to use the revenue to defray the expenses of the services provided to the plans. Plaintiff sought to certify a class of all retirement plans to which we were a service provider and for which we received and retained “revenue sharing” fees from mutual funds. On June 13, 2011, the court entered a consent judgment resolving the claims of the plaintiff. On July 12, 2011, plaintiff filed a notice of appeal related to the issue of the denial of class certification. On February 13, 2013, the Eighth Circuit Court of Appeals dismissed the appeal. Plaintiff filed a petition for a writ of certiorari with the U.S. Supreme Court, which was denied on October 7, 2013.
On August 29, 2013, American Chemicals & Equipment, Inc. 401(k) Retirement Plan (“ACE”) filed a lawsuit in the United States District Court for the Northern District of Alabama against Principal Management Corporation and Principal Global Investors, LLC (the “ACE Defendants”). The lawsuit alleges the ACE Defendants breached their fiduciary duty under Section 36(b) of the Investment Company Act by charging excessive fees on certain of the LifeTime series target date funds. On January 24, 2014, the court granted the motion filed by the ACE Defendants to transfer the case to the Southern District of Iowa. The ACE Defendants are aggressively defending the lawsuit.
On December 2, 2009 and December 4, 2009, two plaintiffs, Cruise and Mullaney, each filed putative class action lawsuits in the United States District Court for the Southern District of New York against us; PFG; Principal Global Investors, LLC; Principal Management Corporation; and Principal Real Estate Investors, LLC (the “Cruise/Mullaney Defendants”). The lawsuits alleged the Cruise/Mullaney Defendants failed to manage the Principal U.S. Property Separate Account (“PUSPSA”) in the best interests of investors, improperly imposed a “withdrawal freeze” on September 26, 2008, and instituted a “withdrawal queue” to honor withdrawal requests as sufficient liquidity became available. The two lawsuits, as well as two subsequently filed complaints asserting similar claims, have been consolidated and are now known as In re Principal U.S. Property Account Litigation. Plaintiffs’ request for permission to appeal the denial of class certification was denied by the U.S. Eighth Circuit Court of Appeals on December 31, 2013. The Cruise/Mullaney Defendants are aggressively defending the lawsuit.
In 2008, we received approximately $440.0 million in connection with the termination of certain structured transactions and the resulting prepayment of our investment in those transactions. The transactions involved Lehman Brothers Special Financing Inc. and Lehman Brothers Holdings Inc. (collectively, “Lehman”) in various capacities. Subsequent to Lehman’s 2008 bankruptcy filing, its bankruptcy estate initiated several law suits seeking to recover from numerous sources significant amounts to which it claims entitlement under various theories. The estate is attempting to recover from us an amount, including interest, of approximately $500.0 million. We are one of numerous defendants to this action, which has been stayed by the bankruptcy court. We believe that we have meritorious defenses to Lehman’s claims and intend to aggressively defend against them once the stay is lifted and we are allowed to do so.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
While the outcome of any pending or future litigation or regulatory matter cannot be predicted, management does not believe that any such matter will have a material adverse effect on our business or financial position. As of December 31, 2013, there were no estimated losses accrued related to the legal matters discussed above because we believe the loss from these matters is not probable and cannot be reasonably estimated.
We believe all of the litigation contingencies discussed above involve a chance of loss that is either remote or reasonably possible. Unless otherwise noted, all of these matters involve unspecified claim amounts, in which the respective plaintiffs seek an indeterminate amount of damages. To the extent such matters present a reasonably possible chance of loss, we are generally not able to estimate the possible loss or range of loss associated therewith.
The outcome of such matters is always uncertain, and unforeseen results can occur. It is possible that such outcomes could require us to pay damages or make other expenditures or establish accruals in amounts that we could not estimate at December 31, 2013.
Guarantees and Indemnifications
In the normal course of business, we have provided guarantees to third parties primarily related to a former subsidiary. These agreements generally expire through 2019. The maximum exposure under these agreements as of December 31, 2013, was approximately $166.0 million. At inception, the fair value of such guarantees was insignificant. In addition, we believe the likelihood is remote that material payments will be required. Therefore, any liability accrued within our consolidated statements of financial position is insignificant. Should we be required to perform under these guarantees, we generally could recover a portion of the loss from third parties through recourse provisions included in agreements with such parties, the sale of assets held as collateral that can be liquidated in the event that performance is required under the guarantees or other recourse generally available to us; therefore, such guarantees would not result in a material adverse effect on our business or financial position. While the likelihood is remote, such outcomes could materially affect net income in a particular quarter or annual period.
We are also subject to various other indemnification obligations issued in conjunction with divestitures, acquisitions and financing transactions whose terms range in duration and often are not explicitly defined. Certain portions of these indemnifications may be capped, while other portions are not subject to such limitations; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. At inception, the fair value of such indemnifications was insignificant. In addition, we believe the likelihood is remote that material payments will be required. Therefore, any liability accrued within our consolidated statements of financial position is insignificant. While we are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, we believe that performance under these indemnifications would not result in a material adverse effect on our business or financial position. While the likelihood is remote, performance under these indemnifications could materially affect net income in a particular quarter or annual period.
Guaranty Funds
Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. A state’s fund assesses its members based on their pro rata market share of written premiums in the state for the classes of insurance for which the insolvent insurer was engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments when an assessment is probable, can be reasonably estimated and when the event obligating us to pay has occurred. While we cannot predict the amount and timing of any future assessments, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. As of December 31, 2013 and 2012, the liability balance for guaranty fund assessments, which is not discounted, was $22.5 million and $31.0 million, respectively, and was reported within other liabilities in the consolidated statements of financial position. As of December 31, 2013 and 2012, $11.5 million and $16.5 million, respectively, related to premium tax offsets were included in premiums due and other receivables in the consolidated statements of financial position.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
Operating Leases
As a lessee, we lease office space, data processing equipment, office furniture and office equipment under various operating leases. Rental expense for the years ended December 31, 2013, 2012 and 2011, respectively, was $26.4 million, $33.2 million and $43.6 million.
The following represents payments due by period for operating lease obligations (in millions):

Year ending December 31:
2014	$34.9
2015	31.0
2016	25.6
2017	20.2
2018	10.8
2019 and thereafter	51.1
Total operating lease obligations	173.6
Less: Future sublease rental income on noncancelable leases	7.5
Total future minimum lease payments	$166.1
Capital Leases
We lease hardware storage equipment under capital leases. As of December 31, 2013 and 2012, these leases had a gross asset balance of $42.3 million and $35.5 million and accumulated depreciation of $16.1 million and $11.5 million, respectively. Depreciation expense for the years ended December 31, 2013, 2012 and 2011 was $9.3 million, $7.0 million and $3.8 million, respectively.
The following represents future minimum lease payments due by period for capital lease obligations (in millions).

Year ending December 31:
2014	$7.2
2015	6.1
2016	4.4
2017	1.6
2018	0.1
Total	19.4
Less: Amounts representing interest	0.6
Net present value of minimum lease payments	$18.8

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

14. Stockholder's Equity

Other Comprehensive Income (Loss)

	For the year ended December 31, 2013
	Pre-Tax	Tax	After-Tax
	(in millions)
Net unrealized losses on available-for-sale securities during the period	$(1,520.2)	$533.0	$(987.2)
Reclassification adjustment for losses included in net income (1)	59.6	(20.8)	38.8
Adjustments for assumed changes in amortization patterns	252.8	(88.5)	164.3
Adjustments for assumed changes in policyholder liabilities	471.8	(165.4)	306.4
Net unrealized losses on available-for-sale securities	(736.0)	258.3	(477.7)

Noncredit component of impairment losses on fixed maturities,
available-for-sale during the period	22.0	(7.6)	14.4
Adjustments for assumed changes in amortization patterns	(14.4)	5.1	(9.3)
Noncredit component of impairment losses on fixed maturities,
available-for-sale (2)	7.6	(2.5)	5.1

Net unrealized losses on derivative instruments during the period	(46.3)	16.2	(30.1)
Reclassification adjustment for losses included in net income (3)	5.0	(1.8)	3.2
Adjustments for assumed changes in amortization patterns	10.9	(3.8)	7.1
Adjustments for assumed changes in policyholder liabilities	20.5	(7.2)	13.3
Net unrealized losses on derivative instruments	(9.9)	3.4	(6.5)

Foreign currency translation adjustment	1.6	(1.6)	-

Unrecognized postretirement benefit obligation during the period	426.7	(149.3)	277.4
Amortization of prior service cost and actuarial loss included in
net periodic benefit cost (4)	84.9	(29.7)	55.2
Net unrecognized postretirement benefit obligation	511.6	(179.0)	332.6

Other comprehensive loss	$(225.1)	$78.6	$(146.5)

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

	For the year ended December 31, 2012
	Pre-Tax	Tax	After-Tax
	(in millions)
Net unrealized gains on available-for-sale securities during the period	$1,475.4	$(513.3)	$962.1
Reclassification adjustment for losses included in net income (1)	111.6	(39.1)	72.5
Adjustments for assumed changes in amortization patterns	(169.0)	59.1	(109.9)
Adjustments for assumed changes in policyholder liabilities	(645.5)	226.1	(419.4)
Net unrealized gains on available-for-sale securities	772.5	(267.2)	505.3

Noncredit component of impairment losses on fixed maturities,
available-for-sale during the period	(17.3)	6.1	(11.2)
Adjustments for assumed changes in amortization patterns	4.0	(1.6)	2.4
Adjustments for assumed changes in policyholder liabilities	3.2	(1.1)	2.1
Noncredit component of impairment losses on fixed maturities,
available-for-sale (2)	(10.1)	3.4	(6.7)

Net unrealized losses on derivative instruments during the period	(25.9)	9.2	(16.7)
Reclassification adjustment for gains included in net income (3)	(2.5)	0.9	(1.6)
Adjustments for assumed changes in amortization patterns	25.9	(9.1)	16.8
Adjustments for assumed changes in policyholder liabilities	(70.0)	24.5	(45.5)
Net unrealized losses on derivative instruments	(72.5)	25.5	(47.0)

Foreign currency translation adjustment	(14.8)	5.7	(9.1)

Unrecognized postretirement benefit obligation during the period	(245.7)	86.0	(159.7)
Amortization of prior service cost and actuarial loss included in
net periodic benefit cost (4)	49.6	(17.3)	32.3
Net unrecognized postretirement benefit obligation	(196.1)	68.7	(127.4)

Other comprehensive income	$479.0	$(163.9)	$315.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

	For the year ended December 31, 2011
	Pre-Tax	Tax	After-Tax
	(in millions)
Net unrealized gains on available-for-sale securities during the period	$612.9	$(213.1)	$399.8
Reclassification adjustment for losses included in net income (1)	104.4	(41.5)	62.9
Adjustments for assumed changes in amortization patterns	(114.9)	40.2	(74.7)
Adjustments for assumed changes in policyholder liabilities	(278.0)	97.3	(180.7)
Net unrealized gains on available-for-sale securities	324.4	(117.1)	207.3

Noncredit component of impairment losses on fixed maturities,
available-for-sale during the period	52.3	(18.4)	33.9
Adjustments for assumed changes in amortization patterns	(1.4)	0.5	(0.9)
Noncredit component of impairment losses on fixed maturities,
available-for-sale (2)	50.9	(17.9)	33.0

Net unrealized gains on derivative instruments during the period	39.6	(13.9)	25.7
Reclassification adjustment for losses included in net income (3)	15.4	(5.4)	10.0
Adjustments for assumed changes in amortization patterns	(23.9)	8.4	(15.5)
Net unrealized gains on derivative instruments	31.1	(10.9)	20.2

Foreign currency translation adjustment	20.2	(7.2)	13.0

Unrecognized postretirement benefit obligation during the period	(286.7)	100.3	(186.4)
Amortization of prior service cost and actuarial loss included in
net periodic benefit cost (4)	20.7	(7.2)	13.5
Net unrecognized postretirement benefit obligation	(266.0)	93.1	(172.9)

Other comprehensive income	$160.6	$(60.0)	$100.6

(1)	Pre-tax reclassification adjustments relating to available-for-sale securities are reported in net realized capital gains (losses) on the consolidated statements of operations.
(2) Represents the net impact of (1) unrealized gains resulting from reclassification of previously recognized noncredit impairment losses from OCI to net realized capital gains (losses) for fixed maturities with bifurcated OTTI that had additional credit losses or fixed maturities that previously had bifurcated OTTI that have now been sold or are intended to be sold and (2) unrealized losses resulting from reclassification of noncredit impairment losses for fixed maturities with bifurcated OTTI from net realized capital gains (losses) to OCI.
(3) See Note 6, Derivative Financial Instruments - Cash Flow Hedges, for further details.
(4) Pre-tax amortization of prior service cost and actuarial loss included in net periodic benefit cost, which is comprised of amortization of prior service cost (benefit); recognized net actuarial (gain) loss and amounts recognized due to special events, is reported in operating expenses on the consolidated statements of operations. See Note 12, Employee and Agent Benefits - Components of Net Periodic Benefit Cost, for further details.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

Accumulated Other Comprehensive Income

		Noncredit
	Net unrealized	component of	Net unrealized	Foreign	Unrecognized	Accumulated
	gains on	impairment losses	gains on	currency	postretirement	other
	available-for-sale	on fixed maturities	derivative	translation	benefit	comprehensive
	securities	available-for-sale	instruments	adjustment	obligation	income
	(in millions)
Balances at January 1, 2011	$561.4	$(198.2)	$53.9	$(0.9)	$(188.2)	$228.0
Other comprehensive loss
during the period, net of
adjustments	144.4	-	10.2	13.0	(186.4)	(18.8)
Amounts reclassified to AOCI	62.9	33.0	10.0	-	13.5	119.4
Other comprehensive income	207.3	33.0	20.2	13.0	(172.9)	100.6
Balances at December 31, 2011	768.7	(165.2)	74.1	12.1	(361.1)	328.6
Other comprehensive income
during the period, net of
adjustments	432.8	(6.7)	(45.4)	(10.2)	(159.7)	210.8
Amounts reclassified to AOCI	72.5	-	(1.6)	-	32.3	103.2
Other comprehensive income	505.3	(6.7)	(47.0)	(10.2)	(127.4)	314.0
Balances at December 31, 2012	1,274.0	(171.9)	27.1	1.9	(488.5)	642.6
Other comprehensive loss
during the period, net of
adjustments	(516.5)	-	(9.7)	(0.4)	277.4	(249.2)
Amounts reclassified to AOCI	38.8	5.1	3.2	-	55.2	102.3
Other comprehensive loss	(477.7)	5.1	(6.5)	(0.4)	332.6	(146.9)
Balances at December 31, 2013	$796.3	$(166.8)	$20.6	$1.5	$(155.9)	$495.7
Noncontrolling Interest
Interest held by unaffiliated parties in consolidated entities are reflected in noncontrolling interest, which represents the noncontrolling partners’ share of the underlying net assets of our consolidated subsidiaries. Noncontrolling interest that is not redeemable is reported in the equity section of the consolidated statements of financial position.
The noncontrolling interest holders in certain of our subsidiaries maintain an equity interest that is redeemable at the option of the holder, which may be exercised on varying dates. Since redemption of the noncontrolling interest is outside of our control, this interest is presented on the consolidated statements of financial position line item titled “Redeemable noncontrolling interest.” If the interest were to be redeemed, we would be required to purchase such interest at a redemption value based on fair value or a formula that management intended to reasonably approximate fair value based on a fixed multiple of earnings over a measurement period. As such, the carrying value of the redeemable noncontrolling interest is compared to the redemption value at each reporting period. Any adjustments to the carrying amount of the redeemable noncontrolling interest for changes in redemption value prior to exercise of the redemption option are determined after the attribution of net income or loss of the subsidiary and are recognized in the redemption value as they occur. Adjustments to the carrying value of redeemable noncontrolling interest result in adjustments to additional paid-in capital and/or retained earnings. Adjustments are recorded in retained earnings to the extent the redemption value of the redeemable noncontrolling interest exceeds its fair value. All other adjustments to the redeemable noncontrolling interest are recorded in additional paid-in capital.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
Following is a reconciliation of the changes in the redeemable noncontrolling interest (in millions):

Balance at January 1, 2011	$-
Net income attributable to redeemable noncontrolling interest	0.2
Redeemable noncontrolling interest assumed related to acquisition	22.0
Balance at December 31, 2011	$22.2
Net income attributable to redeemable noncontrolling interest	1.0
Distributions to redeemable noncontrolling interest	(1.1)
Foreign currency translation adjustment	1.1
Balance at December 31, 2012	$23.2
Net income attributable to redeemable noncontrolling interest	13.6
Reclassification from stockholder's equity (1)	166.7
Distributions to redeemable noncontrolling interest	(13.0)
Change in redemption value of redeemable noncontrolling interest	17.8
Foreign currency translation adjustment	0.4
Balance at December 31, 2013	$208.7

(1)
During the third quarter of 2013, we identified a classification error of certain of our noncontrolling interests. The classification error had no impact on net income. We evaluated the classification error based on qualitative and quantitative factors in accordance with SEC Staff Accounting Bulletins 99 and 108 and concluded the impact was not material in the current or any prior quarterly or annual periods presented. During the third quarter of 2013, we recorded a $166.7 million increase to redeemable noncontrolling interest and a corresponding decrease to stockholder’s equity.

Dividend Limitations
Under Iowa law, we may pay stockholder dividends only from the earned surplus arising from our business and must receive the prior approval of the Commissioner to pay a stockholder dividend if such a stockholder dividend would exceed certain statutory limitations. In general, the current statutory limitation is the greater of 10% of our policyholder surplus as of the preceding year-end or the net gain from operations from the previous calendar year. Based on this limitation and 2013 statutory results, we could pay approximately $687.2 million in stockholder dividends in 2014 without exceeding the statutory limitation.
15. Fair Value Measurements
We use fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type insurance contracts, are excluded from these fair value disclosure requirements.
Valuation Hierarchy
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety considering factors specific to the asset or liability.

•
Level 1 - Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities. Our Level 1 assets and liabilities primarily include exchange traded equity securities, mutual funds and U.S. Treasury bonds.

•
Level 2 - Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly. Our Level 2 assets and liabilities primarily include fixed maturities (including public and private bonds), equity securities, derivatives and other investments for which public quotations are not available but that are priced by third-party pricing services or internal models using substantially all observable inputs.

•
Level 3 - Fair values are based on significant unobservable inputs for the asset or liability. Our Level 3 assets and liabilities include certain assets and liabilities priced using broker quotes or other valuation methods that utilize at least one significant unobservable input. These include fixed maturities, private equity securities, real estate and commercial mortgage loan investments of our separate accounts, commercial mortgage loan investments and obligations of consolidated VIEs for which the fair value option was elected, complex derivatives, embedded derivatives and an equity method real estate investment for which the fair value option was elected.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

Determination of Fair Value
The following discussion describes the valuation methodologies and inputs used for assets and liabilities measured at fair value on a recurring basis or disclosed at fair value. The techniques utilized in estimating the fair values of financial instruments are reliant on the assumptions used. Care should be exercised in deriving conclusions about our business, its value or financial position based on the fair value information of financial instruments presented below.
Fair value estimates are made based on available market information and judgments about the financial instrument at a specific point in time. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument. We validate prices through an investment analyst review process, which includes validation through direct interaction with external sources, review of recent trade activity or use of internal models. In circumstances where broker quotes are used to value an instrument, we generally receive one non-binding quote. Broker quotes are validated through an investment analyst review process, which includes validation through direct interaction with external sources and use of internal models or other relevant information. We did not make any significant changes to our valuation processes during 2013.
Fixed Maturities
Fixed maturities include bonds, redeemable preferred stock, ABS and certain nonredeemable preferred securities. When available, the fair value of fixed maturities is based on quoted prices of identical assets in active markets. These are reflected in Level 1 and primarily include U.S. Treasury bonds and actively traded redeemable corporate preferred securities.
When quoted prices of identical assets in active markets are not available, our first priority is to obtain prices from third party pricing vendors. We have regular interaction with these vendors to ensure we understand their pricing methodologies and to confirm they are utilizing observable market information. Their methodologies vary by asset class and include inputs such as estimated cash flows, benchmark yields, reported trades, broker quotes, credit quality, industry events and economic events. Fixed maturities with validated prices from pricing services, which includes the majority of our public fixed maturities in all asset classes, are generally reflected in Level 2. Also included in Level 2 are corporate bonds where quoted market prices are not available, for which an internal model using substantially all observable inputs or a matrix pricing valuation approach is used. In the matrix approach, securities are grouped into pricing categories that vary by sector, rating and average life. Each pricing category is assigned a risk spread based on studies of observable public market data from the investment professionals assigned to specific security classes. The expected cash flows of the security are then discounted back at the current Treasury curve plus the appropriate risk spread. Although the matrix valuation approach provides a fair valuation of each pricing category, the valuation of an individual security within each pricing category may actually be impacted by company specific factors.
If we are unable to price a fixed maturity security using prices from third party pricing vendors or other sources specific to the asset class, we may obtain a broker quote or utilize an internal pricing model specific to the asset utilizing relevant market information, to the extent available and where at least one significant unobservable input is utilized, which are reflected in Level 3 and can include fixed maturities across all asset classes. As of December 31, 2013, less than 1% of our fixed maturities were valued using internal pricing models, which were classified as Level 3 assets accordingly.
The primary inputs, by asset class, for valuations of the majority of our Level 2 investments from third party pricing vendors or our internal pricing valuation approach are described below.
U.S. Government and Agencies/Non-U.S. Governments. Inputs include recently executed market transactions, interest rate yield curves, maturity dates, market price quotations and credit spreads relating to similar instruments.
States and Political Subdivisions. Inputs include Municipal Securities Rulemaking Board reported trades, U.S. Treasury and other benchmark curves, material event notices, new issue data and obligor credit ratings.
Corporate. Inputs include recently executed transactions, market price quotations, benchmark yields, issuer spreads and observations of equity and credit default swap curves related to the issuer. For private placement corporate securities valued through the matrix valuation approach inputs include the current U.S. Treasury curve and risk spreads based on sector, rating and average life of the issuance.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

RMBS, CMBS, Collateralized Debt Obligations and Other Debt Obligations. Inputs include cash flows, priority of the tranche in the capital structure, expected time to maturity for the specific tranche, reinvestment period remaining and performance of the underlying collateral including prepayments, defaults, deferrals, loss severity of defaulted collateral and, for RMBS, prepayment speed assumptions. Other inputs include market indices and recently executed market transactions.
Equity Securities
Equity securities include mutual funds, common stock and nonredeemable preferred stock. Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are reflected in Level 1. When quoted prices are not available, we may utilize internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices, which are reflected in Level 2. Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities, which are reflected in Level 3.
Derivatives
The fair values of exchange-traded derivatives are determined through quoted market prices, which are reflected in Level 1. Exchange-traded derivatives include interest rate and equity futures that are settled daily such that their fair value is not reflected in the consolidated statements of financial position. The fair value of derivative instruments cleared through centralized clearinghouses is determined through market prices published by the clearinghouses, which are reflected in Level 2. The clearinghouses may utilize the overnight indexed swap curve in their valuation. The fair values of bilateral OTC derivative instruments are determined using either pricing valuation models that utilize market observable inputs or broker quotes. The majority of our OTC derivatives are valued with models that use market observable inputs, which are reflected in Level 2. Significant inputs include contractual terms, interest rates, currency exchange rates, credit spread curves, equity prices, and volatilities. These valuation models consider projected discounted cash flows, relevant swap curves, and appropriate implied volatilities. Certain over-the-counter derivatives utilize unobservable market data, primarily independent broker quotes that are nonbinding quotes based on models that do not reflect the result of market transactions, which are reflected in Level 3.
Our non-cleared derivative contracts are generally documented under ISDA Master Agreements, which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Collateral arrangements are bilateral and based on current ratings of each entity. We utilize the LIBOR interest rate curve to value our positions, which includes a credit spread. This credit spread incorporates an appropriate level of nonperformance risk into our valuations given the current ratings of our counterparties, as well as the collateral agreements in place. Counterparty credit risk is routinely monitored to ensure our adjustment for non-performance risk is appropriate. Our centrally cleared derivative contracts are conducted with regulated centralized clearinghouses, which provide for daily exchange of cash collateral equal to the difference in the daily market values of those contracts that eliminates the non-performance risk on these trades.
Interest Rate Contracts. For non-cleared contracts we use discounted cash flow valuation techniques to determine the fair value of interest rate swaps using observable swap curves as the inputs. These are reflected in Level 2. For centrally cleared contracts we use published prices from clearinghouses. These are reflected in Level 2. In addition, we have a limited number of complex inflation-linked interest rate swaps, interest rate collars and swaptions that are valued using broker quotes. These are reflected in Level 3.
Foreign Exchange Contracts. We use discounted cash flow valuation techniques that utilize observable swap curves and exchange rates as the inputs to determine the fair value of foreign currency swaps. These are reflected in Level 2. In addition, we have a limited number of non-standard currency swaps that are valued using broker quotes. These are reflected within Level 3.
Equity Contracts. We use an option pricing model using observable implied volatilities, dividend yields, index prices and swap curves as the inputs to determine the fair value of equity options. These are reflected in Level 2.
Credit Contracts. We use either the ISDA Credit Default Swap Standard discounted cash flow model that utilizes observable default probabilities and recovery rates as inputs or broker prices to determine the fair value of credit default swaps. These are reflected in Level 3. In addition, we have a limited number of total return swaps that are valued based on the observable quoted price of underlying equity indices. These are reflected in Level 2.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

Other Investments
Other investments reported at fair value primarily include seed money investments, for which the fair value is determined using the net asset value of the fund. The net asset value of the fund represents the price at which we feel we would be able to initiate a transaction. Seed money investments in mutual funds for which the net asset value is published are reflected in Level 1. Seed money investments in mutual funds or other investment funds in markets that do not have a published net asset value are reflected in Level 2.
Other investments reported at fair value also include commercial mortgage loans of consolidated VIEs and equity method real estate investments for which the fair value option was elected, which are reflected in Level 3. Fair value of the commercial mortgage loans is computed utilizing a discount rate based on the current market. The market discount rate is then adjusted based on various factors that differentiate it from our pool of loans. The equity method real estate investments consist of underlying real estate and debt. The real estate fair value is estimated using a discounted cash flow valuation model that utilizes public real estate market data inputs such as transaction prices, market rents, vacancy levels, leasing absorption, market cap rates and discount rates. The debt fair value is estimated using a discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements.
Cash and Cash Equivalents
Certain cash equivalents are reported at fair value on a recurring basis and include money market instruments and other short-term investments with maturities of less than three months. Fair values of these cash equivalents may be determined using public quotations, when available, which are reflected in Level 1. When public quotations are not available, because of the highly liquid nature of these assets, carrying amounts may be used to approximate fair values, which are reflected in Level 2.
Separate Account Assets
Separate account assets include equity securities, debt securities and derivative instruments, for which fair values are determined as previously described, and are reflected in Level 1, Level 2 and Level 3. Separate account assets also include commercial mortgage loans, for which the fair value is estimated by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of the loans. The market clearing spreads vary based on mortgage type, weighted average life, rating and liquidity. These are reflected in Level 3. Finally, separate account assets include real estate, for which the fair value is estimated using discounted cash flow valuation models that utilize public real estate market data inputs such as transaction prices, market rents, vacancy levels, leasing absorption, market cap rates and discount rates. In addition, each property is appraised annually by an independent appraiser. The real estate included in separate account assets is recorded net of related mortgage encumbrances for which the fair value is estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements. The real estate within the separate accounts is reflected in Level 3.
Investment-Type Insurance Contracts
Certain annuity contracts and other investment-type insurance contracts include embedded derivatives that have been bifurcated from the host contract and that are measured at fair value on a recurring basis, which are reflected in Level 3. The key assumptions for calculating the fair value of the embedded derivative liabilities are market assumptions (such as equity market returns, interest rate levels, market volatility and correlations) and policyholder behavior assumptions (such as lapse, mortality, utilization and withdrawal patterns). They are valued using a combination of historical data and actuarial judgment. Stochastic models are used to value the embedded derivatives that incorporate a spread reflecting our own creditworthiness and risk margins.
The assumption for our own non-performance risk for investment-type insurance contracts and any embedded derivatives bifurcated from certain annuity and investment-type insurance contracts is based on the current market credit spreads for debt-like instruments that we have issued and are available in the market.
Other Liabilities
Certain obligations reported in other liabilities include embedded derivatives to deliver underlying securities of structured investments to third parties. The fair value of the embedded derivatives is calculated based on the value of the underlying securities that are valued based on prices obtained from third party pricing vendors as utilized and described in our discussion of how fair value is determined for fixed maturities, which are reflected in Level 2.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

Additionally, obligations of consolidated VIEs for which the fair value option was elected are included in other liabilities. These obligations are valued either based on prices obtained from third party pricing vendors as utilized and described in our discussion of how fair value is determined for fixed maturities, which are reflected in Level 2, or broker quotes, which are reflected in Level 3.
Assets and Liabilities Measured at Fair Value on a Recurring Basis
Assets and liabilities measured at fair value on a recurring basis are summarized below.

	As of December 31, 2013
	Assets/
	(liabilities)	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3
	(in millions)
Assets
Fixed maturities, available-for-sale:
U.S. government and agencies	$769.7	$398.6	$371.1	$-
Non-U.S. governments	523.6	-	511.9	11.7
States and political subdivisions	3,632.4	-	3,630.6	1.8
Corporate	29,217.2	40.3	29,062.1	114.8
Residential mortgage-backed securities	2,823.6	-	2,823.6	-
Commercial mortgage-backed securities	4,026.4	-	4,024.8	1.6
Collateralized debt obligations	363.4	-	325.6	37.8
Other debt obligations	4,167.8	-	4,083.7	84.1
Total fixed maturities, available-for-sale	45,524.1	438.9	44,833.4	251.8
Fixed maturities, trading	358.5	-	188.6	169.9
Equity securities, available-for-sale	102.6	34.6	51.1	16.9
Equity securities, trading	169.7	8.7	161.0	-
Derivative assets (1)	651.1	-	576.9	74.2
Other investments (2)	279.3	-	136.4	142.9
Cash equivalents (3)	1,160.5	-	1,160.5	-
Sub-total excluding separate account assets	48,245.8	482.2	47,107.9	655.7

Separate account assets	83,790.3	65,599.5	13,092.9	5,097.9
Total assets	$132,036.1	$66,081.7	$60,200.8	$5,753.6

Liabilities
Investment-type insurance contracts (4)	$9.5	$-	$-	$9.5
Derivative liabilities (1)	(1,017.3)	-	(977.7)	(39.6)
Other liabilities (4)	(322.1)	-	(248.2)	(73.9)
Total liabilities	$(1,329.9)	$-	$(1,225.9)	$(104.0)

Net assets (liabilities)	$130,706.2	$66,081.7	$58,974.9	$5,649.6

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

	As of December 31, 2012
	Assets/
	(liabilities)	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3
	(in millions)
Assets
Fixed maturities, available-for-sale:
U.S. government and agencies	$882.2	$146.2	$736.0	$-
Non-U.S. governments	663.4	-	650.5	12.9
States and political subdivisions	3,178.8	-	3,176.9	1.9
Corporate	31,416.4	85.9	31,212.7	117.8
Residential mortgage-backed securities	3,199.7	-	3,199.7	-
Commercial mortgage-backed securities	3,897.4	-	3,897.4	-
Collateralized debt obligations	379.2	-	301.6	77.6
Other debt obligations	3,779.2	-	3,764.5	14.7
Total fixed maturities, available-for-sale	47,396.3	232.1	46,939.3	224.9
Fixed maturities, trading	398.4	-	231.6	166.8
Equity securities, available-for-sale	131.3	52.9	63.1	15.3
Equity securities, trading	131.9	6.5	125.4	-
Derivative assets (1)	991.0	-	917.7	73.3
Other investments (2)	227.1	29.4	83.8	113.9
Cash equivalents (3)	1,394.9	304.9	1,090.0	-
Sub-total excluding separate account assets	50,670.9	625.8	49,450.9	594.2

Separate account assets	69,217.8	52,629.3	12,137.8	4,450.7
Total assets	$119,888.7	$53,255.1	$61,588.7	$5,044.9

Liabilities
Investment-type insurance contracts (4)	$(148.1)	$-	$-	$(148.1)
Derivative liabilities (1)	(1,200.2)	-	(1,098.5)	(101.7)
Other liabilities (4)	(237.4)	-	(197.8)	(39.6)
Total liabilities	$(1,585.7)	$-	$(1,296.3)	$(289.4)

Net assets (liabilities)	$118,303.0	$53,255.1	$60,292.4	$4,755.5
(1) Within the consolidated statements of financial position, derivative assets are reported with other investments and derivative liabilities are reported with other liabilities. Refer to Note 6, Derivative Financial Instruments, for further information on fair value by class of derivative instruments. Our derivatives are primarily Level 2, with the exception of certain credit default swaps and other swaps that are Level 3.
(2) Primarily includes seed money investments, commercial mortgage loans of consolidated VIEs reported at fair value and equity method investments reported at fair value.
(3) Includes money market instruments and short-term investments with a maturity date of three months or less when purchased.
(4) Includes bifurcated embedded derivatives that are reported at fair value within the same line item in the consolidated statements of financial position in which the host contract is reported. Other liabilities also include obligations of consolidated VIEs reported at fair value.
Changes in Level 3 Fair Value Measurements
The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) are summarized as follows:

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

	For the year ended December 31, 2013
		Total realized/unrealized
		gains (losses)						Changes in
	Beginning			Net			Ending	unrealized
	asset/			purchases,			asset/	gains (losses)
	(liability)			sales,			(liability)	included in
	balance	Included	Included in	issuances			balance	net income
	as of	in net	other	and	Transfers	Transfers	as of	relating to
	December 31,	income	comprehensive	settlements	into	out of	December 31,	positions still
	2012	(1)	income	(4)	Level 3	Level 3	2013	held (1)
	(in millions)
Assets
Fixed maturities,
available-for-sale:
Non-U.S.
governments	$12.9	$-	$-	$(1.2)	$-	$-	$11.7	$-
States and political
subdivisions	1.9	-	-	(0.1)	-	-	1.8	-
Corporate	117.8	(11.4)	2.2	(15.2)	105.3	(83.9)	114.8	(8.6)
Commercial
mortgage-backed
securities	-	-	(0.1)	(0.7)	2.4	-	1.6	-
Collateralized
debt obligations	77.6	2.1	7.2	(56.0)	31.7	(24.8)	37.8	-
Other debt
obligations	14.7	(0.3)	2.8	34.9	32.0	-	84.1	(0.3)
Total fixed
maturities,
available-for-sale	224.9	(9.6)	12.1	(38.3)	171.4	(108.7)	251.8	(8.9)
Fixed maturities,
trading	166.8	3.0	-	0.1	-	-	169.9	3.1
Equity securities,
available-for-sale	15.3	(0.2)	1.8	-	-	-	16.9	(0.2)
Derivative assets	73.3	(20.7)	-	21.6	-	-	74.2	(19.8)
Other investments	113.9	11.2	-	17.8	-	-	142.9	11.2
Separate account
assets (2)	4,450.7	585.2	-	55.8	12.7	(6.5)	5,097.9	556.1

Liabilities
Investments-type
insurance
contracts	(148.1)	143.4	-	14.2	-	-	9.5	141.1
Derivative liabilities	(101.7)	54.4	(0.1)	7.8	-	-	(39.6)	53.9
Other liabilities (3)	(39.6)	(34.3)	-	-	-	-	(73.9)	(34.3)

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

	For the year ended December 31, 2012
		Total realized/unrealized
		gains (losses)						Changes in
	Beginning			Net			Ending	unrealized
	asset/			purchases,			asset/	gains (losses)
	(liability)			sales,			(liability)	included in
	balance	Included	Included in	issuances			balance	net income
	as of	in net	other	and	Transfers	Transfers	as of	relating to
	December 31,	income	comprehensive	settlements	into	out of	December 31,	positions still
	2011	(1)	income	(4)	Level 3	Level 3	2012	held (1)
	(in millions)
Assets
Fixed maturities,
available-for-sale:
Non-U.S.
governments	$-	$-	$(0.5)	$(1.1)	$14.5	$-	$12.9	$-
States and political
subdivisions	-	-	0.2	(0.1)	1.8	-	1.9	-
Corporate	239.2	(8.8)	22.7	(77.6)	79.7	(137.4)	117.8	(2.2)
Collateralized
debt obligations	102.5	(3.3)	5.1	4.5	-	(31.2)	77.6	-
Other debt
obligations	27.3	(2.2)	0.5	(26.2)	15.3	-	14.7	(2.2)
Total fixed
maturities,
available-for-sale	369.0	(14.3)	28.0	(100.5)	111.3	(168.6)	224.9	(4.4)
Fixed maturities,
trading	220.8	3.2	-	(66.7)	9.5	-	166.8	(4.4)
Equity securities,
available-for-sale	18.0	(0.3)	(2.4)	-	-	-	15.3	-
Derivative assets	59.0	10.8	-	3.5	-	-	73.3	12.0
Other investments	97.5	2.1	-	14.3	-	-	113.9	2.2
Separate account
assets (2)	4,049.0	423.2	-	(21.2)	1.6	(1.9)	4,450.7	414.6

Liabilities
Investments-type
insurance
contracts	(171.8)	37.4	-	(13.7)	-	-	(148.1)	34.5
Derivative liabilities	(177.1)	36.0	1.3	38.1	-	-	(101.7)	34.4
Other liabilities (3)	(24.2)	(23.5)	-	8.1	-	-	(39.6)	(20.2)

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

	For the year ended December 31, 2011
		Total realized/unrealized
		gains (losses)						Changes in
	Beginning			Net			Ending	unrealized
	asset/			purchases,			asset/	gains (losses)
	(liability)			sales,			(liability)	included in
	balance	Included	Included in	issuances			balance	net income
	as of	in net	other	and	Transfers	Transfers	as of	relating to
	December 31,	income	comprehensive	settlements	into	out of	December 31,	positions still
	2010	(1)	income	(4)	Level 3	Level 3	2011	held (1)
	(in millions)
Assets
Fixed maturities,
available-for-sale:
Corporate	$513.9	$(4.4)	$(17.7)	$(55.0)	$86.4	$(284.0)	$239.2	$0.3
Commercial
mortgage-backed
securities	16.2	(3.7)	5.1	(10.5)	-	(7.1)	-	-
Collateralized
debt obligations	109.3	(19.6)	13.8	0.3	-	(1.3)	102.5	(9.3)
Other debt
obligations	88.8	0.1	(1.1)	(30.5)	9.0	(39.0)	27.3	-
Total fixed
maturities,
available-for-sale	728.2	(27.6)	0.1	(95.7)	95.4	(331.4)	369.0	(9.0)
Fixed maturities,
trading	269.1	(16.6)	-	(27.2)	20.5	(25.0)	220.8	(15.8)
Equity securities,
available-for-sale	43.2	(6.1)	12.0	(28.0)	13.0	(16.1)	18.0	(4.5)
Derivative assets	33.3	37.8	(0.1)	(12.0)	-	-	59.0	34.8
Other investments	128.3	(2.5)	-	(28.3)	-	-	97.5	(2.6)
Separate account
assets (2)	3,638.1	407.3	-	72.4	13.5	(82.3)	4,049.0	401.7

Liabilities
Investments-type
insurance
contracts	7.4	(190.4)	-	11.2	-	-	(171.8)	(190.9)
Derivative liabilities	(181.5)	(14.2)	0.2	18.4	-	-	(177.1)	(8.4)
Other liabilities (3)	(156.8)	(1.2)	13.4	(15.9)	-	136.3	(24.2)	(1.1)
(1) Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations. Realized and unrealized gains (losses) on certain fixed maturities, trading and certain derivatives used in relation to certain trading portfolios are reported in net investment income within the consolidated statements of operation.
(2) Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(3) Certain embedded derivatives reported in other liabilities are part of a cash flow hedge, with the effective portion of the unrealized gains (losses) recorded in AOCI.
(4) Gross purchases, sales, issuances and settlements were:

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

	For the year ended December 31, 2013
					Net purchases,
					sales, issuances
	Purchases	Sales	Issuances	Settlements	and settlements
	(in millions)
Assets
Fixed maturities, available-for-sale:
Non-U.S. governments	$-	$-	$-	$(1.2)	$(1.2)
State and political subdivisions	-	-	-	(0.1)	(0.1)
Corporate	18.0	(17.0)	-	(16.2)	(15.2)
Commercial mortgage-backed securities	-	-	-	(0.7)	(0.7)
Collateralized debt obligations	17.0	(47.4)	-	(25.6)	(56.0)
Other debt obligations	37.8	-	-	(2.9)	34.9
Total fixed maturities, available-for-sale	72.8	(64.4)	-	(46.7)	(38.3)
Fixed maturities, trading	-	-	-	0.1	0.1
Derivative assets	22.1	(0.5)	-	-	21.6
Other investments	30.2	-	-	(12.4)	17.8
Separate account assets (5)	276.0	(170.8)	(21.8)	(27.6)	55.8

Liabilities
Investment-type insurance contracts	-	-	10.9	3.3	14.2
Derivative liabilities	(3.4)	11.2	-	-	7.8

	For the year ended December 31, 2012
					Net purchases,
					sales, issuances
	Purchases	Sales	Issuances	Settlements	and settlements
	(in millions)
Assets
Fixed maturities, available-for-sale:
Non-U.S. governments	$-	$-	$-	$(1.1)	$(1.1)
State and political subdivisions	-	-	-	(0.1)	(0.1)
Corporate	0.3	(65.2)	-	(12.7)	(77.6)
Collateralized debt obligations	5.1	(1.1)	-	0.5	4.5
Other debt obligations	-	-	-	(26.2)	(26.2)
Total fixed maturities, available-for-sale	5.4	(66.3)	-	(39.6)	(100.5)
Fixed maturities, trading	-	(24.6)	-	(42.1)	(66.7)
Derivative assets	3.7	(0.2)	-	-	3.5
Other investments	34.0	-	-	(19.7)	14.3
Separate account assets (5)	134.8	(120.8)	(208.4)	173.2	(21.2)

Liabilities
Investment-type insurance contracts	-	-	(16.6)	2.9	(13.7)
Derivative liabilities	(3.9)	42.0	-	-	38.1
Other liabilities	-	8.1	-	-	8.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

	For the year ended December 31, 2011
					Net purchases,
					sales, issuances
	Purchases	Sales	Issuances	Settlements	and settlements
	(in millions)
Assets
Fixed maturities, available-for-sale:
Corporate	$7.3	$(24.0)	$-	$(38.3)	$(55.0)
Commercial mortgage-backed securities	-	(10.5)	-	-	(10.5)
Collateralized debt obligations	1.3	(0.4)	-	(0.6)	0.3
Other debt obligations	-	-	-	(30.5)	(30.5)
Total fixed maturities, available-for-sale	8.6	(34.9)	-	(69.4)	(95.7)
Fixed maturities, trading	10.0	(8.7)	-	(28.5)	(27.2)
Equity securities, available-for-sale	0.3	(28.3)	-	-	(28.0)
Derivative assets	4.8	(16.8)	-	-	(12.0)
Other investments	-	-	-	(28.3)	(28.3)
Separate account assets (5)	182.2	(47.8)	-	(62.0)	72.4

Liabilities
Investment-type insurance contracts	-	-	9.2	2.0	11.2
Derivative liabilities	(10.0)	28.4	-	-	18.4
Other liabilities	(2.1)	-	-	(13.8)	(15.9)

(5)	Issuances and settlements include amounts related to mortgage encumbrances associated with real estate in our separate accounts.
Transfers
Transfers of assets and liabilities measured at fair value on a recurring basis between fair value hierarchy levels areT summarized below.

	For the year ended December 31, 2013
	Transfers out	Transfers out	Transfers out	Transfers out	Transfers out	Transfers out
	of Level 1 into	of Level 1 into	of Level 2 into	of Level 2 into	of Level 3 into	of Level 3 into
	Level 2	Level 3	Level 1	Level 3	Level 1	Level 2
	(in millions)
Assets
Fixed maturities, available-for-
sale:
Corporate	$-	$-	$-	$105.3	$-	$83.9
Commercial mortgage-backed
securities	-	-	-	2.4	-	-
Collateralized debt obligations	-	-	-	31.7	-	24.8
Other debt obligations	-	-	-	32.0	-	-
Total fixed maturities,
available-for-sale	-	-	-	171.4	-	108.7
Separate account assets	253.9	0.1	15.5	12.6	-	6.5

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

	For the year ended December 31, 2012
	Transfers out	Transfers out	Transfers out	Transfers out	Transfers out	Transfers out
	of Level 1 into	of Level 1 into	of Level 2 into	of Level 2 into	of Level 3 into	of Level 3 into
	Level 2	Level 3	Level 1	Level 3	Level 1	Level 2
	(in millions)
Assets
Fixed maturities, available-for-
sale:
Non-U.S. governments	$-	$-	$-	$14.5	$-	$-
States and political subdivisions	-	-	-	1.8	-	-
Corporate	-	-	-	79.7	-	137.4
Collateralized debt obligations	-	-	-	-	-	31.2
Other debt obligations	-	-	-	15.3	-	-
Total fixed maturities,
available-for-sale	-	-	-	111.3	-	168.6
Fixed maturities, trading	-	-	-	9.5	-	-
Separate account assets	3,255.7	0.3	205.5	1.3	-	1.9
Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.
We had significant transfers of separate account assets between Level 1 and Level 2, primarily related to foreign equity securities. When these securities are valued at the local close price of the exchange where the assets traded, they are reflected in Level 1. When events materially affecting the value occur between the close of the local exchange and the New York Stock Exchange, we use adjusted prices determined by a third party pricing vendor to update the foreign market closing prices and the fair value is reflected in Level 2. During 2011, $2,796.1 million of separate account assets transferred out of Level 2 into Level 1. During 2011, $3,595.9 million, of separate account assets transferred out of Level 1 into Level 2.
Assets transferred into Level 3 during 2013, 2012 and 2011, primarily included those assets for which we are now unable to obtain pricing from a recognized third party pricing vendor as well as assets that were previously priced using a matrix valuation approach that may no longer be relevant when applied to asset-specific situations.
Assets transferred out of Level 3 during 2013, 2012 and 2011, included those for which we are now able to obtain pricing from a recognized third party pricing vendor or from internal models using substantially all market observable information.
Quantitative Information about Level 3 Fair Value Measurements
The following table provides quantitative information about the significant unobservable inputs used for recurring fair value measurements categorized within Level 3, excluding assets and liabilities for which significant quantitative unobservable inputs are not developed internally, which primarily consists of those valued using broker quotes. Refer to “Assets and liabilities measured at fair value on a recurring basis” for a complete valuation hierarchy summary.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

	As of December 31, 2013
	Assets /
	(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
	(in millions)
Assets
Fixed maturities, available-for-sale:
Non-U.S. governments	$11.7	Discounted cash flow	Discount rate (1)	2.0%	2.0%
			Illiquidity premium	50 basis points ("bps")	50bps
Corporate	70.1	Discounted cash flow	Discount rate (1)	1.9%-7.7%	4.4%
			Earnings before interest, taxes, depreciation and amortization multiple	0x-4.5x	0.2x
			Comparability adjustment	0bps-125bps	43bps
			Probability of default	0%-100%	5.4%
			Potential loss severity	0%-16%	0.9%
			Illiquidity premium	0-25 bps	15bps
Commercial mortgage-backed securities	1.6	Discounted cash flow	Discount rate (1)	1.5%-4.5%	0.0%
Collateralized debt obligations	13.6	Discounted cash flow	Discount rate (1)	1.5%	1.5%
			Illiquidity premium	400bps	400bps
Other debt obligations	33.6	Discounted cash flow	Discount rate (1)	2.0%-15.0%	6.7%
			Illiquidity premium	0bps-50bps	11bps
Fixed maturities, trading	36.3	Discounted cash flow	Discount rate (1)	1.6%-83.0%	3.4%
			Illiquidity premium	0bps- 1,400bps	370bps
	110.4	See note (2)

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

	As of December 31, 2013
	Assets /
	(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
	(in millions)
Other investments	68.1	Discounted cash flow - commercial mortgage loans of consolidated VIEs	Discount rate (1)	4.8%	4.8%
			Illiquidity premium	94bps	94bps
	74.8	Discounted cash flow - equity method real estate investment	Discount rate (1)	7.8%-8.1%	7.9%
			Terminal capitalization rate	5.5%-6.8%	6.1%
			Average market rent growth rate	3.5%-3.6%	3.6%
		Discounted cash flow - equity method real estate debt	Loan to value	40.5%-61.0%	50.7%
			Credit spread rate	1.5%-2.0%	1.8%
Separate account assets	5,090.4	Discounted cash flow - mortgage loans	Discount rate (1)	0.6%-5.6%	3.3%
			Illiquidity premium	0bps-60bps	12bps
			Credit spread rate	32bps-440bps	214bps
		Discounted cash flow - real estate	Discount rate (1)	6.0%-16.0%	7.6%
			Terminal capitalization rate	4.5%-9.0%	6.6%
			Average market rent growth rate	2.4%-4.7%	3.0%
		Discounted cash flow - real estate debt	Loan to value	11.0%55.9%	50.3%
			Credit spread rate	1.5%-5.2%	3.3%

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

As of December 31, 2013
Assets /
(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
(in millions)
Liabilities
Investment-type insurance contracts	9.5	Discounted cash flow	Long duration interest rate	3.8%-3.9% (3)	See note (3)
			Long-term equity market volatility	18.4%-40.1%
			Non-performance risk	0.2%-1.2%
			Utilization rate	See note (4)	See note (4)
			Lapse rate	0.5%-11.8%
			Mortality rate	See note (5)	See note (5)
Derivative liabilities	(19.9)	See note (2)
Other liabilities	(73.9)	See note (2)

	As of December 31, 2012
	Assets /
	(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
	(in millions)
Assets
Fixed maturities, available-for-sale:
Non-U.S. governments	$12.9	Discounted cash flow	Discount rate (1)	1.6%	1.6%
			Illiquidity premium	50 basis points ("bps")	50bps
Corporate	62.1	Discounted cash flow	Discount rate (1)	1.7%-12.0%	6.9%
			Illiquidity premium	0bps-100bps	42bps
			Earnings before interest, taxes, depreciation and amortization multiple	0x-3.5x	0.2x
			Probability of default	0%-100%	6.9%
			Potential loss severity	0%-30%	2.1%
Collateralized debt obligations	38.2	Discounted cash flow	Discount rate (1)	1.0%-19.8%	13.3%
			Illiquidity premium	400bps- 1,000bps	791bps

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

	As of December 31, 2012
	Assets /
	(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
	(in millions)
Other debt obligations	14.7	Discounted cash flow	Discount rate (1)	6.5%-20.0%	11.8%
			Illiquidity premium	0bps-50bps	30bps
Fixed maturities, trading	35.9	Discounted cash flow	Discount rate (1)	1.2%-60.5%	4.1%
			Illiquidity premium	0bps- 1,400bps	390bps
	110.4	See note (2)
Other investments	80.3	Discounted cash flow - commercial mortgage loans of consolidated VIEs	Discount rate (1)	3.5%	3.5%
			Illiquidity premium	287bps	287bps
	33.6	Discounted cash flow - equity method real estate investment	Discount rate (1)	9.3%	9.3%
			Terminal capitalization rate	5.5%	5.5%
			Average market rent growth rate	3.6%	3.6%
		Discounted cash flow - equity method real estate debt	Loan to value	49.4%	49.4%
			Credit spread rate	3.3%	3.3%

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

	As of December 31, 2012
	Assets /
	(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
	(in millions)
Separate account assets	4,449.0	Discounted cash flow - mortgage loans	Discount rate (1)	0.8%-10.4%	3.3%
			Illiquidity premium	0bps-50bps	20bps
			Credit spread rate	44bps-975bps	286bps
		Discounted cash flow - real estate	Discount rate (1)	6.5%-16.0%	8.3%
			Terminal capitalization rate	4.8%-9.0%	7.2%
			Average market rent growth rate	2.3%-5.5%	3.3%
		Discounted cash flow - real estate debt	Loan to value	17.0%-86.0%	54.8%
			Credit spread rate	1.6%-5.3%	3.5%

Liabilities
Investment-type insurance contracts	(148.1)	Discounted cash flow	Long duration interest rate	2.6%-2.8% (3)	See note (3)
			Long-term equity market volatility	18.8%-38.3%
			Non-performance risk	0.3%-1.6%
			Utilization rate	See note (4)	See note (4)
			Lapse rate	0.5%-11.8%
			Mortality rate	See note (5)	See note (5)
Derivative liabilities	(65.1)	See note (2)
Other liabilities	(39.6)	See note (2)

(1)
Represents market comparable interest rate or an index adjusted rate used as the base rate in the discounted cash flow analysis prior to any credit spread, illiquidity or other adjustments, where applicable.

(2)
Relates to a consolidated collateralized private investment vehicle that is a VIE. Fixed maturity, trading represents the underlying collateral of the investment structure and consists of high-grade fixed maturity investments, which are over-collateralized based on outstanding notes priced at par. The derivative liability represents credit default swaps that are valued using a correlation model to the credit default swap (“CDS”) Index (“CDX”) and inputs to the valuation are based on observable market data such as the end of period swap curve, CDS constituents of the index and spread levels of the index, as well as CDX tranche spreads. The other liabilities represent obligations to third party note holders due at maturity or termination of the trust. The value of the obligations reflect the third parties’ interest in the investment structure.

(3)
Represents the range of rate curves used in the valuation analysis that we have determined market participants would use when pricing the instrument. Derived from interpolation between observable 20 and 30-year swap rates.

(4)	This input factor is the number of contractholders taking withdrawals as well as the amount and timing of the withdrawals and a range does not provide a meaningful presentation.

(5)	This input is based on an appropriate industry mortality table and a range does not provide a meaningful presentation.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of the assets to significantly decrease or increase, respectively. Additionally, we may adjust the base discount rate or the modeled price by applying an illiquidity premium given the highly structured nature of certain assets. Increases or decreases in this illiquidity premium could cause significant decreases or increases, respectively, in the fair value of the asset.
Embedded derivatives can be either assets or liabilities within the investment-type insurance contracts line item, depending on certain inputs at the reporting date. Increases to an asset or decreases to a liability are described as increases to fair value. Increases or decreases in market volatilities could cause significant decreases or increases, respectively, in the fair value of embedded derivatives in investment-type insurance contracts. Long duration interest rates are used as the mean return when projecting the growth in the value of associated account value and impact the discount rate used in the discounted future cash flows valuation. The amount of claims will increase if account value is not sufficient to cover guaranteed withdrawals. Increases or decreases in risk free rates could cause the fair value of the embedded derivative to significantly increase or decrease, respectively. Increases or decreases in our own credit risks, which impact the rates used to discount future cash flows, could significantly increase or decrease, respectively, the fair value of the embedded derivative. All of these changes in fair value would impact net income.
Decreases or increases in the mortality rate assumption could cause the fair value of the embedded derivative to decrease or increase, respectively. Decreases or increases in the overall lapse rate assumption could cause the fair value of the embedded derivative to decrease or increase, respectively. The lapse rate assumption varies dynamically based on the relationship of the guarantee and associated account value. A stronger or weaker dynamic lapse rate assumption could cause the fair value of the embedded derivative to decrease or increase, respectively. The utilization rate assumption includes how many contractholders will take withdrawals, when they will take them and how much of their benefit they will take. Increases or decreases in the assumption of the number of contractholders taking withdrawals could cause the fair value of the embedded derivative to decrease or increase, respectively. Assuming contractholders take withdrawals earlier or later could cause the fair value of the embedded derivative to decrease or increase, respectively. Assuming contractholders take more or less of their benefit could cause the fair value of the embedded derivative to decrease or increase, respectively.
Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis
Certain assets are measured at fair value on a nonrecurring basis. During 2013, certain mortgage loans had been marked to fair value of $151.5 million. The net impact of impairments and improvements in estimated fair value of previously impaired loans resulted in a net loss of $28.5 million that was recorded in net realized capital gains (losses) as part of the mortgage loan valuation allowance. This includes the impact of certain loans no longer on our books. These collateral-dependent mortgage loans are a Level 3 fair value measurement, as fair value is based on the fair value of the underlying real estate collateral, which is estimated using appraised values that involve significant unobservable inputs. The fair value of the underlying collateral is determined based on a discounted cash flow valuation either from an external broker opinion of value or an internal model. Significant inputs used in the discounted cash flow calculation include: a discount rate, terminal capitalization rate and average market rent growth. The ranges of inputs used in the fair value measurements for the mortgage loans marked to fair value during the year ended December 31, 2013, were:
Discount rate = 8.0% - 20.0%
Terminal capitalization rate = 7.3% - 10.5%
Average market rent growth = 1.0% - 10.9%
During 2013, certain mortgage servicing rights had been marked to fair value of $7.3 million. The net impact of impairments and subsequent improvements in estimated fair value of previously impaired mortgage servicing rights resulted in a net gain of $1.3 million that was recorded in operating expenses. These mortgage servicing rights are a Level 3 fair value measurement, as fair value is determined by calculating the present value of the future servicing cash flows from the underlying mortgage loans. The discount rate used in calculating the present value of the future servicing cash flows was 4.3% for the year ended December 31, 2013.
During 2012, certain mortgage loans had been marked to fair value of $171.2 million. The net impact of impairments and improvements in estimated fair value of previously impaired loans resulted in a net loss of $13.1 million that was recorded in net realized capital gains (losses) as part of the mortgage loan valuation allowance. This includes the impact of certain loans no longer on our books. These collateral-dependent mortgage loans are a Level 3 fair value measurement, as fair value is based on the fair value of the underlying real estate collateral, which is estimated using appraised values that involve significant unobservable inputs. The fair value of the underlying collateral is determined based on a discounted cash flow valuation either from an external broker opinion of value or an internal model. Significant inputs used in the discounted cash flow calculation include: a discount rate, terminal capitalization rate and average market rent growth. The ranges of inputs used in the fair value measurements for the mortgage loans marked to fair value during 2012 were:

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

Discount rate = 8.0% - 20.0%
Terminal capitalization rate = 6.3% - 10.5%
Average market rent growth = 3.0% - 8.0%
During 2012, certain mortgage servicing rights had been marked to fair value of $7.0 million. The net impact of impairments and subsequent improvements in estimated fair value of previously impaired mortgage servicing rights resulted in a net gain of $0.4 million that was recorded in operating expenses. These mortgage servicing rights are a Level 3 fair value measurement, as fair value is determined by calculating the present value of the future servicing cash flows from the underlying mortgage loans. The discount rate used in calculating the present value of the future servicing cash flows was 3.1% for the year ended December 31, 2012.
During 2012, certain real estate had been written down to fair value of $5.0 million. This write down resulted in a loss of $0.1 million that was recorded in net realized capital gains (losses). This is a Level 3 fair value measurement, as the fair value of real estate is estimated using appraised values that involve significant unobservable inputs that are not developed internally.
During 2011, certain mortgage loans had been marked to fair value of $201.7 million. The net impact of impairments and improvements in estimated fair value of previously impaired loans resulted in a loss of $31.3 million that was recorded in net realized capital gains (losses) as part of the mortgage loan valuation allowance. This includes the impact of certain loans no longer on our books. These collateral-dependent mortgage loans are a Level 3 fair value measurement, as fair value is based on the fair value of the underlying real estate collateral, which is estimated using appraised values that involve significant unobservable inputs.
During 2011, certain mortgage servicing rights had been written down to fair value of $4.4 million. The net impact of impairments and improvements in estimated fair value of previously impaired mortgage servicing rights resulted in a net loss of $1.1 million that was recorded in operating expenses. These mortgage servicing rights are a Level 3 fair value measurement, as fair value is determined by calculating the present value of the future servicing cash flows from the underlying mortgage loans.
During 2011, certain real estate had been written down to fair value of $3.9 million. This write down resulted in a loss of $0.6 million that was recorded in net realized capital gains (losses). This is a Level 3 fair value measurement, as the fair value of real estate is estimated using appraised values that involve significant unobservable inputs.
Fair Value Option
As a result of our implementation of new authoritative guidance related to the accounting for VIEs effective January 1, 2010, we elected fair value accounting for certain assets and liabilities of consolidated VIEs for which it was not practicable for us to determine the carrying value. The fair value option was elected for commercial mortgage loans reported with other investments and obligations reported with other liabilities in the consolidated statements of financial position. The changes in fair value of these items are reported in net realized capital gains (losses) on the consolidated statements of operations.
The fair value and aggregate contractual principal amounts of commercial mortgage loans for which the fair value option has been elected were $68.1 million and $64.0 million as of December 31, 2013, and $80.3 million and $76.4 million as of December 31, 2012, respectively. The change in fair value of the loans resulted in a $0.2 million, $2.6 million and ($2.6) million pre-tax gain (loss) for the years ended December 31, 2013, 2012 and 2011, respectively, none of which related to instrument-specific credit risk. None of these loans were more than 90 days past due or in nonaccrual status. Interest income on these commercial mortgage loans is included in net investment income on the consolidated statements of operations and is recorded based on the effective interest rates as determined at the closing of the loan. Interest income recorded on these commercial mortgage loans was $5.7 million, $6.9 million and $8.6 million for the years ended December 31, 2013, 2012 and 2011, respectively.
The fair value and aggregate unpaid principal amounts of obligations for which the fair value option has been elected were $104.9 million and $174.4 million as of December 31, 2013, and $85.0 million and $186.8 million as of December 31, 2012, respectively. For the years ended December 31, 2013, 2012 and 2011, the change in fair value of the obligations resulted in a pre-tax gain (loss) of $(32.8) million, $(37.7) million and $1.2 million, which includes a pre-tax loss of $34.3 million, $37.4 million and $1.1 million related to instrument-specific credit risk that is estimated based on credit spreads and quality ratings, respectively. Interest expense recorded on these obligations is included in operating expenses on the consolidated statements of operations and was $3.6 million, $5.3 million and $6.7 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
We invest in real estate ventures for the purpose of earning investment returns and for capital appreciation. We elected the fair value option for certain ventures that are subject to the equity method of accounting because the nature of the investments are to add value to the properties and generate income from the operations of the properties. Other equity method real estate investments are not fair valued because the investments mainly generate income from the operations of the underlying properties. These investments are reported with other investments in the consolidated statements of financial position. The changes in fair value are reported in net investment income on the consolidated statements of operations. The fair value of the equity method investments for which the fair value option has been elected was $74.8 million and $33.6 million as of December 31, 2013 and 2012. The change in fair value of the investments resulted in an $11.0 million and $(0.4) million pre-tax gain (loss) for years ended December 31, 2013 and 2012.
Financial Instruments Not Reported at Fair Value
The carrying value and estimated fair value of financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value were as follows:

	December 31, 2013
			Fair value hierarchy level
	Carrying amount	Fair value	Level 1	Level 2	Level 3
	(in millions)
Assets (liabilities)
Mortgage loans	$10,819.2	$11,048.6	$-	$-	$11,048.6
Policy loans	830.1	933.1	-	-	933.1
Other investments	114.2	114.9	-	81.1	33.8
Cash and cash equivalents	911.1	911.1	911.1	-	-
Investment-type insurance contracts	(29,825.2)	(30,008.7)	-	(5,902.2)	(24,106.5)
Short-term debt	(292.4)	(292.4)	-	(292.4)	-
Long-term debt	(152.4)	(156.4)	-	(103.3)	(53.1)
Separate account liabilities	(73,492.5)	(72,780.1)	-	-	(72,780.1)
Bank deposits	(1,949.0)	(1,951.1)	(1,252.2)	(698.9)	-
Cash collateral payable	(21.0)	(21.0)	(21.0)	-	-

	December 31, 2012
			Fair value hierarchy level
	Carrying amount	Fair value	Level 1	Level 2	Level 3
	(in millions)
Assets (liabilities)
Mortgage loans	$10,825.4	$11,459.2	$-	$-	$11,459.2
Policy loans	834.0	1,025.0	-	-	1,025.0
Other investments	224.9	225.3	-	140.1	85.2
Cash and cash equivalents	964.2	964.2	924.2	40.0	-
Investment-type insurance contracts	(31,936.8)	(32,515.2)	-	(7,367.3)	(25,147.9)
Short-term debt	(286.7)	(286.7)	-	(286.7)	-
Long-term debt	(128.9)	(139.0)	-	(109.3)	(29.7)
Separate account liabilities	(60,858.9)	(60,175.4)	-	-	(60,175.4)
Bank deposits	(2,174.7)	(2,177.7)	(1,404.4)	(773.3)	-
Cash collateral payable	(190.8)	(190.8)	(190.8)	-	-
Mortgage Loans
Fair values of commercial and residential mortgage loans are primarily determined by discounting the expected cash flows at current treasury rates plus an applicable risk spread, which reflects credit quality and maturity of the loans. The risk spread is based on market clearing levels for loans with comparable credit quality, maturities and risk. The fair value of mortgage loans may also be based on the fair value of the underlying real estate collateral less cost to sell, which is estimated using appraised values. These are reflected in Level 3.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
Policy Loans
Fair values of policy loans are estimated by discounting expected cash flows using a risk-free rate based on the U.S. Treasury curve. The expected cash flows reflect an estimate of timing of the repayment of the loans. These are reflected in Level 3.
Other Investments
The fair value of commercial loans and certain consumer loans included in other investments is calculated by discounting scheduled cash flows through the estimated maturity date using market interest rates that reflect the credit and interest rate risk inherent in the loans. The estimate of term to maturity is based on historical experience, adjusted as required, for current economic and lending conditions. The effect of nonperforming loans is considered in assessing the credit risk inherent in the fair value estimate. These are reflected in Level 3. The carrying value of the remaining investments reported in this line item approximate their fair value and are of a short-term nature. These are reflected in Level 2.
Cash and Cash Equivalents
The carrying amounts of cash and cash equivalents that are not reported at fair value on a recurring basis approximate their fair value, which are reflected in Level 1 given the nature of cash.
Investment-Type Insurance Contracts
The fair values of our reserves and liabilities for investment-type insurance contracts are determined via a third party pricing vendor or using discounted cash flow analyses when we are unable to find a price from third party pricing vendors. Third party pricing on various outstanding medium-term notes and funding agreements is based on observable inputs such as benchmark yields and spreads based on reported trades for our medium-term notes and funding agreement issuances. These are reflected in Level 2. The discounted cash flow analyses for the remaining contracts is based on current interest rates, including non-performance risk, being offered for similar contracts with maturities consistent with those remaining for the investment-type contracts being valued. These are reflected in Level 3. Investment-type insurance contracts include insurance, annuity and other policy contracts that do not involve significant mortality or morbidity risk and are only a portion of the policyholder liabilities appearing in the consolidated statements of financial position. Insurance contracts include insurance, annuity and other policy contracts that do involve significant mortality or morbidity risk. The fair values for our insurance contracts, other than investment-type contracts, are not required to be disclosed.
Short-Term Debt
The carrying amount of short-term debt approximates its fair value because of the relatively short time between origination of the debt instrument and its maturity, which is reflected in Level 2.
Long-Term Debt
Long-term debt primarily includes senior note issuances for which the fair values are determined using inputs that are observable in the market or that can be derived from or corroborated with observable market data. These are reflected in Level 2. Additionally, our long-term debt includes non-recourse mortgages and notes payable that are primarily financings for real estate developments for which the fair values are estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements. These are reflected in Level 3.
Separate Account Liabilities
Fair values of separate account liabilities, excluding insurance-related elements, are estimated based on market assumptions around what a potential acquirer would pay for the associated block of business, including both the separate account assets and liabilities. As the applicable separate account assets are already reflected at fair value, any adjustment to the fair value of the block is an assumed adjustment to the separate account liabilities. To compute fair value, the separate account liabilities are originally set to equal separate account assets because these are pass-through contracts. The separate account liabilities are reduced by the amount of future fees expected to be collected that are intended to offset upfront acquisition costs already incurred that a potential acquirer would not have to pay. The estimated future fees are adjusted by an adverse deviation discount and the amount is then discounted at a risk-free rate as measured by the yield on U.S. Treasury securities at maturities aligned with the estimated timing of fee collection. These are reflected in Level 3.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
Bank Deposits
The fair value of deposits of our Principal Bank subsidiary with no stated maturity is equal to the amount payable on demand (i.e., their carrying amounts). These are reflected in Level 1. The fair value of certificates of deposit is based on the discounted value of contractual cash flows. The discount is estimated using the rates currently offered for deposits of similar remaining maturities. These are reflected in Level 2.
Cash Collateral Payable
The carrying amount of the payable associated with our obligation to return the cash collateral received under derivative credit support annex (collateral) agreements approximates its fair value, which is reflected in Level 1.
16. Statutory Insurance Financial Information
We, the largest indirect subsidiary of PFG, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa (the “State of Iowa”). The State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company to determine its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners' (“NAIC”) Accounting Practices and Procedures Manual has been adopted as a component of prescribed practices by the State of Iowa. The Commissioner has the right to permit other specific practices that deviate from prescribed practices. As of December 31, 2013, our use of prescribed and permitted statutory accounting practices has resulted in higher statutory net income of $9.0 million relative to the accounting practices and procedures of the NAIC due to our accounting for derivatives that hedge some of our equity indexed products. Statutory accounting practices differ from U.S. GAAP primarily due to charging policy acquisition costs to expense as incurred, establishing reserves using different actuarial assumptions, valuing investments on a different basis and not admitting certain assets, including certain net deferred income tax assets.
We cede certain term and universal life insurance statutory reserves to affiliated reinsurance entities on a funds withheld coinsurance basis. The reserves are secured by cash, invested assets and financing provided by highly rated third parties. As of December 31, 2013, affiliated reinsurance entities assumed statutory reserves of $2,765.7 million from us. In the states of Vermont and Delaware, the affiliated reinsurers had permitted and prescribed practices allowing for the admissibility of certain assets backing these reserves. As of December 31, 2013, assets admitted under these practices totaled $1,059.0 million.
Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2013, we meet the minimum RBC requirements.

	As of or for the year ended December 31,
	2013	2012	2011
	(in millions)
Statutory net income	$607.9	$576.1	$326.8
Statutory capital and surplus	4,142.2	3,944.3	4,218.2
17. Segment Information
We provide financial products and services through the following segments: Retirement and Investor Services, Principal Global Investors and U.S. Insurance Solutions. In addition, there is a Corporate segment. The segments are managed and reported separately because they provide different products and services, have different strategies or have different markets and distribution channels.
The Retirement and Investor Services segment provides retirement and related financial products and services primarily to businesses, their employees and other individuals.
The Principal Global Investors segment provides asset management services to our asset accumulation business, our insurance operations, the Corporate segment and third‑party clients.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
The U.S. Insurance Solutions segment provides individual life insurance and specialty benefits, which consists of group dental and vision insurance, individual and group disability insurance, group life insurance and non-medical fee-for-service claims administration, throughout the United States.
The Corporate segment manages the assets representing capital that has not been allocated to any other segment. Financial results of the Corporate segment primarily reflect our financing activities (including interest expense), income on capital not allocated to other segments, inter‑segment eliminations, income tax risks and certain income, expenses and other after-tax adjustments not allocated to the segments based on the nature of such items.
Management uses segment operating earnings in goal setting, as a basis for determining employee compensation and in evaluating performance on a basis comparable to that used by securities analysts. We determine segment operating earnings by adjusting U.S. GAAP net income for net realized capital gains (losses), as adjusted, and other after-tax adjustments which management believes are not indicative of overall operating trends. Net realized capital gains (losses), as adjusted, are net of income taxes, related changes in the amortization pattern of DAC and other actuarial balances, recognition of deferred front-end fee revenues for sales charges on retirement and life insurance products and services, amortization of hedge accounting book value adjustments for certain discontinued hedges, net realized capital gains and losses distributed, noncontrolling interest capital gains and losses and certain market value adjustments to fee revenues. Net realized capital gains (losses), as adjusted, exclude periodic settlements and accruals on derivative instruments not designated as hedging instruments and exclude certain market value adjustments of embedded derivatives and realized capital gains (losses) associated with our exited group medical insurance business. Segment operating revenues exclude net realized capital gains (losses) (except periodic settlements and accruals on derivatives not designated as hedging instruments), including their impact on recognition of front-end fee revenues, certain market value adjustments to fee revenues and amortization of hedge accounting book value adjustments for certain discontinued hedges, and revenue from our exited group medical insurance business. Segment operating revenues include operating revenues from real estate properties that qualify for discontinued operations. While these items may be significant components in understanding and assessing the consolidated financial performance, management believes the presentation of segment operating earnings enhances the understanding of our results of operations by highlighting earnings attributable to the normal, ongoing operations of the business.
The accounting policies of the segments are consistent with the accounting policies for the consolidated financial statements, with the exception of income tax allocation. The Corporate segment functions to absorb the risk inherent in interpreting and applying tax law. The segments are allocated tax adjustments consistent with the positions we took on tax returns. The Corporate segment results reflect any differences between the tax returns and the estimated resolution of any disputes.
The following tables summarize select financial information by segment and reconcile segment totals to those reported in the consolidated financial statements:

	December 31, 2013	December 31, 2012
	(in millions)
Assets:
Retirement and Investor Services	$128,021.9	$116,658.1
Principal Global Investors	1,025.0	1,056.2
U.S. Insurance Solutions	19,895.6	18,949.9
Corporate	3,838.0	3,407.8
Total consolidated assets	$152,780.5	$140,072.0

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013

	For the year ended December 31,
	2013	2012	2011
	(in millions)
Operating revenues by segment:
Retirement and Investor Services	$4,212.5	$4,321.0	$3,613.1
Principal Global Investors	664.1	537.1	490.9
U.S. Insurance Solutions	3,097.7	2,983.1	2,929.1
Corporate	(109.9)	(91.7)	(78.9)
Total segment operating revenues	7,864.4	7,749.5	6,954.2
Net realized capital losses, net of related revenue adjustments	(299.2)	(21.2)	(191.7)
Exited group medical insurance business	2.0	25.3	608.3
Assumption change within our Individual Life business	-	-	4.9
Total revenues per consolidated statements of operations	$7,567.2	$7,753.6	$7,375.7
Operating earnings (loss) by segment, net of
related income taxes:
Retirement and Investor Services	$613.3	$523.4	$513.0
Principal Global Investors	87.0	66.9	59.6
U.S. Insurance Solutions	199.9	143.3	209.5
Corporate	(35.3)	(24.1)	(32.6)
Total segment operating earnings, net of related
income taxes	864.9	709.5	749.5
Net realized capital gains (losses), as adjusted (1)	(167.2)	14.8	(118.5)
Other after-tax adjustments (2)	(1.1)	(49.4)	(82.3)
Net income attributable to PLIC	$696.6	$674.9	$548.7
(1) Net realized capital gains (losses), as adjusted, is derived as follows:

	For the year ended December 31,
	2013	2012	2011
	(in millions)
Net realized capital gains (losses):
Net realized capital gains (losses)	$(211.3)	$72.1	$(98.7)
Certain derivative and hedging-related adjustments	(87.0)	(92.8)	(92.6)
Certain market value adjustments to fee revenues	-	(0.3)	(0.1)
Recognition of front-end fee revenue	(0.9)	(0.2)	(0.3)
Net realized capital losses, net of related revenue adjustments	(299.2)	(21.2)	(191.7)
Amortization of deferred acquisition and sales inducement costs	47.8	36.8	(22.7)
Capital gains distributed	(24.3)	(11.8)	(4.3)
Certain market value adjustments of embedded derivatives	18.4	(0.6)	65.6
Net realized capital (gains) losses associated with exited group
medical insurance business	-	0.2	(0.2)
Noncontrolling interest capital (gains) losses	0.1	(8.1)	(31.6)
Income tax effect	90.0	19.5	66.4
Net realized capital gains (losses), as adjusted	$(167.2)	$14.8	$(118.5)

(2)
For the year ended December 31, 2013, other after-tax adjustments included the negative effect resulting from losses associated with our exited group medical insurance business that does not yet qualify for discontinued operations accounting treatment under U.S. GAAP.

For the year ended December 31, 2012, other after-tax adjustments included the negative effect resulting from (a) a contribution made to The Principal Financial Group Foundation, Inc. ($39.8 million) and (b) losses associated with our exited group medical insurance business that does not yet qualify for discontinued operations accounting treatment under U.S. GAAP ($9.6 million).

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
For the year ended December 31, 2011, other after-tax adjustments included (1) the negative effect resulting from (a) the impact of a court ruling on some uncertain tax positions ($68.9 million), (b) an assumption change in our Individual Life business ($34.5 million), (c) a contribution made to The Principal Financial Group Foundation, Inc. ($19.5 million) and (d) our estimated obligation associated with Executive Life of New York’s liquidation petition ($10.3 million) and (2) the positive effect of gains associated with our exited group medical insurance business that does not yet qualify for discontinued operations accounting treatment under U.S. GAAP ($50.9 million).
The following is a summary of income tax expense (benefit) allocated to our segments for purposes of determining operating earnings. Segment income taxes are reconciled to income taxes reported on our consolidated statements of operations.

	For the year ended December 31,
	2013	2012	2011
	(in millions)
Income tax expense by segment:
Retirement and Investor Services	$139.2	$113.5	$130.6
Principal Global Investors	48.3	37.0	32.5
U.S. Insurance Solutions	95.9	64.4	98.5
Corporate	(19.6)	(17.3)	(15.2)
Total segment income taxes from operating earnings	263.8	197.6	246.4
Tax benefit related to net realized capital losses, as adjusted	(90.0)	(19.5)	(66.4)
Tax expense (benefit) related to other after-tax adjustments	(0.6)	(26.6)	45.0
Total income taxes expense per consolidated statements of
operations	$173.2	$151.5	$225.0
The following is a summary of depreciation and amortization expense allocated to our segments for purposes of determining operating earnings. Segment depreciation and amortization equates to depreciation and amortization included in our consolidated statements of operations.

	For the year ended December 31,
	2013	2012	2011
	(in millions)
Depreciation and amortization expense by segment:
Retirement and Investor Services	$23.1	$21.2	$17.1
Principal Global Investors	10.2	11.6	9.9
U.S. Insurance Solutions	13.7	14.1	14.0
Corporate	3.9	5.1	4.6
Total segment depreciation and amortization expense included in
operating earnings	50.9	52.0	45.6
Depreciation and amortization expense related to other
after-tax adjustments	1.4	6.1	6.1
Total depreciation and amortization expense included in our
consolidated statements of operations	$52.3	$58.1	$51.7

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
The following table summarizes operating revenues for our products and services:

	For the years ended December 31,
	2013	2012	2011
	(in millions)
Retirement and Investor Services:
Full-service accumulation	$1,467.2	$1,353.7	$1,334.7
Individual annuities	1,366.5	1,162.4	1,119.2
Bank and trust services	95.2	101.6	100.5
Eliminations	(12.6)	(11.3)	(10.0)
Total Accumulation	2,916.3	2,606.4	2,544.4
Investment only	341.0	431.6	508.0
Full-service payout	955.2	1,283.0	560.7
Total Guaranteed	1,296.2	1,714.6	1,068.7
Total Retirement and Investor Services	4,212.5	4,321.0	3,613.1
Principal Global Investors (1)	664.1	537.1	490.9
U.S. Insurance Solutions:
Individual life insurance	1,480.9	1,421.9	1,431.0
Specialty benefits insurance	1,616.8	1,561.2	1,498.1
Total U.S. Insurance Solutions	3,097.7	2,983.1	2,929.1
Corporate	(109.9)	(91.7)	(78.9)
Total operating revenues	$7,864.4	$7,749.5	$6,954.2
Total operating revenues	$7,864.4	$7,749.5	$6,954.2
Net realized capital losses, net of related
revenue adjustments	(299.2)	(21.2)	(191.7)
Exited group medical insurance business	2.0	25.3	608.3
Assumption change within our Individual
Life business	-	-	4.9
Total revenues per consolidated statements of
operations	$7,567.2	$7,753.6	$7,375.7
(1) Reflects inter-segment revenues of $250.1 million, $214.3 million and $198.8 million for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.
18. Stock‑Based Compensation Plans
As of December 31, 2013, our parent, PFG sponsors the Amended and Restated 2010 Stock Incentive Plan, the Employee Stock Purchase Plan, the Stock Incentive Plan and the Long-Term Performance Plan ("Stock‑Based Compensation Plans"), which resulted in an expense to us. As of May 17, 2005, no new grants will be made under the Stock Incentive Plan or the Long-Term Performance Plan. Under the terms of the Amended and Restated 2010 Stock Incentive Plan, grants may be nonqualified stock options, incentive stock options qualifying under Section 422 of the Internal Revenue Code, restricted stock, restricted stock units, stock appreciation rights, performance shares, performance units or other stock-based awards. To date, PFG has not granted any incentive stock options, restricted stock or performance units. The following Stock-Based Compensation Plans information represents all share based compensation data related to us and our subsidiaries’ employees.
For awards with graded vesting, we use an accelerated expense attribution method. The compensation cost that was charged against income for stock-based awards granted under the Stock-Based Compensation Plans was as follows:

	For the year ended December 31,
	2013	2012	2011
	(in millions)
Compensation cost	$42.9	$34.8	$31.7
Related income tax benefit	12.8	11.4	10.8
Capitalized as part of an asset	2.6	2.3	2.2

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
Nonqualified Stock Options
Nonqualified stock options were granted to certain employees under the Amended and Restated 2010 Stock Incentive Plan and the Stock Incentive Plan. Options outstanding under the Amended and Restated 2010 Stock Incentive Plan and the Stock Incentive Plan were granted at an exercise price equal to the fair market value of PFG common stock on the date of grant, and expire ten years after the grant date. These options have graded vesting over a three-year period, except in the case of approved retirement.
The fair value of stock options is estimated using the Black‑Scholes option pricing model. The following is a summary of the assumptions used in this model for the stock options granted during the period:

	For the year ended December 31,
Options	2013	2012	2011
Expected volatility	53.3%	70.0%	67.9%
Expected term (in years)	6.5	6.0	6.0
Risk-free interest rate	1.1%	1.1%	2.5%
Expected dividend yield	3.00%	2.55%	1.60%
Weighted average estimated fair value	$11.95	$13.95	$18.82
We previously determined expected volatility based on, among other factors, historical volatility using daily price observations. Beginning with nonqualified stock options granted in 2013, we determine expected volatility based on a combination of historical volatility using daily price observations and implied volatility from traded options on PFG common stock. We believe that incorporating both historical and implied volatility into the expected volatility assumption calculation better reflects market expectations. The expected term represents the period of time that options granted are expected to be outstanding. We determine expected term using historical exercise and employee termination data. The risk-free rate for periods within the expected term of the option is based on the U.S. Treasury risk-free interest rate in effect at the time of grant. The dividend yield is based on historical dividend distributions compared to the closing price of PFG common shares on the grant date.
As of December 31, 2013, there was $2.2 million of total unrecognized compensation costs related to nonvested stock options. The cost is expected to be recognized over a weighted‑average service period of approximately 1.5 years.
Performance Share Awards
Performance share awards were granted to certain employees under the Amended and Restated 2010 Stock Incentive Plan. The performance share awards are treated as an equity award and are paid in shares. Whether the performance shares are earned depends upon the participant's continued employment through the performance period (except in the case of an approved retirement) and PFG’s performance against three-year goals set at the beginning of the performance period. Performance goals based on various PFG factors, including return on common equity, operating income and book value per common share, must be achieved for any of the performance shares to be earned. If the performance requirements are not met, the performance shares will be forfeited, no compensation cost is recognized and any previously recognized compensation cost is reversed. There is no maximum contractual term on these awards. Dividend equivalents are credited on performance shares outstanding as of the record date. These dividend equivalents are only paid on the shares released.
The fair value of performance share awards is determined based on the closing stock price of PFG’s common shares on the grant date. The weighted‑average grant-date fair value of performance share awards granted during 2013, 2012 and 2011 were $30.70, $27.46 and $34.26, respectively.
As of December 31, 2013, there was $4.2 million of total unrecognized compensation cost related to nonvested performance share awards granted. The cost is expected to be recognized over a weighted‑average service period of approximately 1.4 years.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2013
Restricted Stock Units
Restricted stock units were granted to certain employees and agents under the Amended and Restated 2010 Stock Incentive Plan and Stock Incentive Plan. Restricted stock units are treated as equity awards and are paid in shares. Under these plans, awards have graded or cliff vesting over a three-year service period. When service for PFG ceases (except in the case of an approved retirement), all vesting stops and unvested units are forfeited. There is no maximum contractual term on these awards. Dividend equivalents are credited on restricted stock units outstanding as of the record date. These dividend equivalents are only paid on the shares released.
The fair value of restricted stock units is determined based on the closing stock price of PFG’s common shares on the grant date. The weighted‑average grant-date fair value of restricted stock units granted during 2013, 2012 and 2011 was $30.80, $27.45 and $33.24, respectively.
As of December 31, 2013, there was $28.6 million of total unrecognized compensation cost related to nonvested restricted stock unit awards granted under these plans. The cost is expected to be recognized over a weighted‑average period of approximately 1.8 years.
Employee Stock Purchase Plan
Under the Employee Stock Purchase Plan, participating employees have the opportunity to purchase shares of PFG common stock on a semi-annual basis. Employees may purchase up to $25,000 worth of PFG common stock each year. Employees may purchase shares of PFG common stock at a price equal to 85% of the shares' fair market value as of the beginning or end of the purchase period, whichever is lower.
We recognize compensation expense for the fair value of the discount granted to employees participating in the employee stock purchase plan in the period of grant. Shares of the Employee Stock Purchase Plan are treated as an equity award. The weighted‑average fair value of the discount on the stock purchased was $14.16, $5.32 and $4.20 during 2013, 2012 and 2011, respectively.
19. Quarterly Results of Operations (Unaudited)
The following is a summary of unaudited quarterly results of operations.

	For the three months ended
	December 31	September 30	June 30	March 31
	(in millions)
2013
Total revenues	$2,197.7	$1,779.0	$1,814.3	$1,776.2
Total expenses	1,971.5	1,531.3	1,587.0	1,590.0
Net income	182.3	195.8	182.4	153.7
Net income attributable to PLIC	175.2	191.5	178.9	151.0

2012
Total revenues	$1,899.3	$2,352.4	$1,800.3	$1,701.6
Total expenses	1,617.6	2,223.5	1,591.2	1,476.5
Net income	222.4	148.0	155.0	167.9
Net income attributable to PLIC	218.8	145.1	152.4	158.6

PART C
OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

(a)	Financial Statements included in the Registration Statement

(1)	Part A:
Condensed Financial Information for the 10 years ended December 31, 2013.

(2)	Part B:
Principal Life Insurance Company Separate Account B:
Report of Independent Registered Public Accounting Firm
Statements of Assets and Liabilities, December 31, 2013
Statements of Operations for the year ended December 31, 2013
Statements of Changes in Net Assets for the years ended December 31, 2013 and 2012.
Notes to Financial Statements.
Principal Life Insurance Company:
Report of Independent Registered Public Accounting Firm
Consolidated Statements of Financial Position at December 31, 2013, and 2012.
Consolidated Statements of Operations for the years ended December 31, 2013, 2012 and 2011.
Consolidated Statements of Stockholder's Equity for the years ended December 31, 2013, 2012 and 2011.
Consolidated Statements of Cash Flows for the years ended December 31, 2013, 2012 and 2011.
Notes to Consolidated Financial Statements.

(3)	Part C
Principal Life Insurance Company
Report of Independent Registered Public Accounting Firm on Schedules*
Schedule I - Summary of Investments - Other Than Investments in Related Parties As of December 31, 2013*
Schedule III - Supplementary Insurance Information as of December 31, 2013, 2012 and 2011 and for each of the years then ended*
Schedule IV - Reinsurance as of December 31, 2013, 2012 and 2011 and for each of the years then ended*
All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

(b)	Exhibits

(1)	Resolution of Board of Directors of the Depositor - filed with the Commission on filed on 9/14/98

(3a)	Distribution Agreement (filed 9/14/98)

(3b)	Selling Agreement (filed 4/20/99)

(4a)	Form of Variable Annuity Contract (filed 9/14/98)

(4b)	Form of Variable Annuity Contract (filed 9/14/98)

(5)	Form of Variable Annuity Application (filed 9/14/98)

(6a)	Articles of Incorporation of the Depositor (filed 9/14/98)

(6b)	Bylaws of Depositor (filed 9/14/98)

(8a1)	Shareholder Services Agreement with American Century Investment Management Inc., as amended (incorporated by reference from file number 333-116220, as filed on May 1, 2008)

(8a2)	Rule 22c-2 Agreement with American Century Investment Management Inc., (incorporated by reference from file number 333-116220, as filed on May 1, 2008)

(8b1)	Amended & Restated Participation Agreement with Franklin Templeton Variable Insurance Products Trust (filed on May 1, 2008)

(8b2)	Administrative Services Agreement with Franklin Templeton Services, LLC (filed on May 1, 2008)

(8b3)	Rule 22c-2 Agreement with Franklin Templeton Variable Insurance Products Trust (filed on May 1, 2008)

(8c1)	Form of Participation Agreement with Principal Variable Contracts Funds (incorporated by reference from file number 333-116220, as filed on May 1, 2008)

(8c2)	Form of Rule 22c-2 Agreement with Principal Variable Contracts Funds (incorporated by reference from file number 333-116220, as filed on May 1, 2008)

(9)	Opinion of Counsel (filed 9/14/98)

(10a)	Consent of Ernst & Young LLP*

(10b)	Powers of Attorney (filed with the Commission on 4/27/2007)*

(10c)	Consent of Counsel*

(11)	Financial Statement Schedules*

(13a)	Total Return Calculation (filed 4/26/01)

(13b)	Annualized Yield for Separate Account B (filed 4/26/01)
* Filed Herein
** To be filed by Amendment.
Item 25. Officers and Directors of the Depositor
Principal Life Insurance Company is managed by a Board of Directors which is elected by its policyowners. The directors and executive officers of the Company, their positions with the Company, including Board Committee memberships, and their principal business address, are as follows:
DIRECTORS:

Name and Principal Business Address	Positions and Offices
BETSY J. BERNARD 40 Shalebrook Drive Morristown, NJ 07960	Director Chair, Nominating and Governance Committee Member, Executive and Human Resources Committees
JOCELYN CARTER-MILLER 8701 Banyan Court Tamarac, FL 33321	Director Member, Nominating and Governance Committee
GARY E. COSTLEY 520 Sandhill Ct. Marco Island, FL 34145	Director Member, Audit Committee
MICHAEL T. DAN 495 Rudder Road Naples, FL 34102	Director Chair, Human Resources Committee
DENNIS H. FERRO 21 Sago Palm Road Vero Beach, FL 32963	Director Member, Audit Committee
C. DANIEL GELATT, JR. NMT Corporation 2004 Kramer Street La Crosse, WI 54603	Director Member, Audit and Human Resources Committees
SANDRA L. HELTON 1040 North Lake Shore Drive #26A Chicago, IL 60611	Director Chair, Audit Committee Member, Executive Committee
RICHARD L. KEYSER 5215 Old Orchard Place, Ste. 440 Skokie, IL 60077	Director Member, Nominating and Governance and Human Resources Committees
LUCA MAESTRI Apple Inc. 1 Infinite Loop Cupertino, CA 95014	Director Member, Audit Committee
ELIZABETH E. TALLETT Hunter Partners, LLC 12 Windswept Circle Thornton, NH 03285-6883	Director Member, Executive, Human Resources and Nominating and Governance Committees
LARRY D. ZIMPLEMAN The Principal Financial Group Des Moines, IA 50392	Chairman of the Board and Chair, Executive Committee, Principal Life: Chairman, President and Chief Executive Officer

EXECUTIVE OFFICERS (OTHER THAN DIRECTORS)

Name and Principal Business Address	Positions and Offices
REX AUYEUNG(1)	Senior Vice President and President, Principal Financial Group - Asia
NED A. BURMEISTER(2)	Senior Vice President and Chief Operating Officer, Principal International
GREGORY J. BURROWS(2)	Senior Vice President Retirement and Investor Services
TERESA M. BUTTON(2)	Vice President and Treasurer
TIMOTHY M. DUNBAR(2)	Executive Vice President and Chief Investment Officer
GREGORY B. ELMING(2)	Senior Vice President and Chief Risk Officer
RALPH C. EUCHER(2)	Executive Vice President
NORA M. EVERETT(2)	Senior Vice President Retirement and Investor Services
DANIEL J. HOUSTON(2)	President - Retirement, Insurance and Financial Services
JULIA M. LAWLER(2)	Senior Vice President - Investment Services
TERRANCE J. LILLIS(2)	Executive Vice President and Chief Financial Officer
JAMES P. MCCAUGHAN(2)	President - Global Asset Management
TIMOTHY J. MINARD(2)	Senior Vice President - Distribution
MARY A. O'KEEFE(2)	Senior Vice President and Chief Marketing Officer
GERALD W. PATTERSON(2)	Senior Vice President Retirement and Investor Services
ELIZABETH L. RAYMOND(2)	Senior Vice President and Chief Human Resources Officer
ANGELA R. SANDERS(2)	Senior Vice President and Controller
GARY P. SCHOLTEN(2)	Executive Vice President and Chief Information Officer
KAREN E. SHAFF(2)	Executive Vice President, General Counsel and Secretary
DEANNA D. STRABLE(2)	Senior Vice President - U.S. Insurance Solutions
LUIS E. VALDES(2)	President - International Asset Management and Accumulation
ROBERTO WALKER(4)	Senior Vice President and President , Principal Financial Group - Latin America

(1)	Unit 1001-3, Central Plaza
18 Harbour Road
Wanchai
Hong Kong, China

(2)	711 High Street
Des Moines, IA 50392

(3)	Principal Vida Chile
Av Apoquindo 3600 P15
Las Condes
Santiago, Chile

Item 26. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of Principal Life Insurance Company (the "Depositor") and is operated as a unit investment trust. Registrant supports benefits payable under Depositor's variable life contracts by investing assets allocated to various investment options in shares of Principal Variable Contracts Funds, Inc. and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the "series" type. No person is directly or indirectly controlled by the Registrant.
The Depositor is wholly-owned by Principal Financial Services, Inc. Principal Financial Services, Inc. (an Iowa corporation) an intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code. In turn, Principal Financial Services, Inc. is a wholly-owned subsidiary of Principal Financial Group, Inc., a publicly traded company that filed consolidated financial statements with the SEC. A list of persons directly or indirectly controlled by or under common control with Depositor as of December 31, 2013 appears below:
None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, only the separate financial statements of Registrant and the consolidated financial statements of Depositor are being filed with this Registration Statement.

Principal Life Insurance Company - Organizational Structure
(December 31, 2013)

PRINCIPAL FINANCIAL GROUP, INC.	Delaware	Publicly Held
ˆPrincipal Financial Services, Inc.*#	Iowa	100
-->Princor Financial Services Corporation*#	Iowa	100
-->PFG DO Brasil LTDA*#	Brazil	100
-->Brasilprev Seguros E Previdencia S.A.*	Brazil	50.01
-->Principal Global Investors Participacoes, LTDA*#	Brazil	100
-->Claritas Investments Ltd.*#	Cayman Islands	66
-->Claritas Participacoes S.A.*#	Brazil	81
-->Claritas Administracao de Recursos LTDA *#	Brazil	77
-->Principal International, Inc.*#	Iowa	100
-->Principal International (Asia) Limited*#	Hong Kong	100
-->Principal Global Investors (Asia) Limited*#	Hong Kong	100
-->Principal Nominee Company (Hong Kong) Limited*#	Hong Kong	100
-->Principal Asset Management Company (Asia) Limited*#	Hong Kong	100
-->Principal Insurance Company (Hong Kong) Limited*#	Hong Kong	100
-->CIMB - Principal Asset Management Berhad (Malaysia) *	Malaysia	40
-->CIMB Wealth Advisors Berhad*	Malaysia	100
-->CIMB - Principal Asset Management (Singapore) PTE LTD*#	Singapore	100
-->CIMB - Principal Asset Management Company Limited*	Thailand	99.99
-->PT CIMB Principal Asset Management*	Indonesia	99
-->Principal Trust Company(Asia) Limited*#	Hong Kong	100
-->PrinCorp Wealth Advisors (Asia) Limited *#	Hong Kong	100
-->Principal Mexico Servicios, S.A. de C.V.*#	Mexico	100
-->Distribuidora Principal Mexico, S.A. de C.V.*#	Mexico	100
-->Principal International Mexico, LLC *#	Delaware	100
-->Principal Consulting (India) Private Limited*#	India	100
-->Principal Financial Group, S.A. de C. V. Grupo Financiero.*#	Mexico	100
-->Principal Afore, S. A. de C.V., Principal Grupo Financiero*#	Mexico	100
-->Principal Fondos de Inversion S.A. de C.V., Operadora de Fondos de Inversion, Principal Grupo Financiero *#	Mexico	100
-->Principal Seguros, S.A. de C.V., Principal Grupo Financiero*#	Mexico	100
-->Principal Pensiones, S.A. de C.V., Principal Grupo Financiero*#	Mexico	100
-->Principal Global Investors Holding Company, Inc.*#	Delaware	100
-->Principal Global Investors (Ireland) Limited*#	Ireland	100
-->Principal Global Investors (Europe) Limited*#	United Kingdom	100
-->Principal Global Investors (Singapore) Limited*#	Singapore	100
-->Principal Global Investors (Japan) Limited*#	Japan	100
-->Principal Global Investors (Hong Kong) Limited*#	Hong Kong	100
-->CIMB Principal Islamic Asset Management SDN. BHD*#	Malaysia	50
-->Principal Financial Group (Mauritius) Ltd.*#	Mauritius	100
-->Principal PNB Asset Management Company Private Limited*#	India	66
-->Principal Trustee Company Private Limited*#	India	65
-->Principal Retirement Advisors Private Limited*#	India	100
-->Principal Life Insurance Company +#	Iowa	100
-->Principal Real Estate Fund Investors, LLC*#<	Delaware	100
-->Principal Development Investors, LLC*#<	Delaware	100
-->Principal Real Estate Holding Company, LLC*#<	Delaware	100
-->GAVI PREHC HC, LLC*#<	Delaware	100
-->Principal Global Investors, LLC*#<	Delaware	100
-->Principal Real Estate Investors, LLC*#	Delaware	100
-->Principal Enterprise Capital, LLC*#	Delaware	100
-->PGI Origin Holding Company Ltd.*#<	Wales/United Kingdom	100
-->Origin Asset Management LLP*#<	Wales/United Kingdom	74
-->PGI Finisterre Holding Company Ltd.	Wales/United Kingdom	100
-->Finisterre Holdings Limited *	Malta	51

-->Finisterre Capital UK Limited *	Wales/United Kingdom	100
-->Finisterre Capital LLP *	Wales/United Kingdom	89
-->Finisterre Hong Kong Limited *	Hong Kong	100
-->Finisterre Malta Limited *	Malta	100
-->Finisterre USA, Inc. *	Delaware	100
-->Principal Commercial Funding, LLC*#<	Delaware	100
-->Principal Global Columbus Circle, LLC*#<	Delaware	100
-->CCI Capital Partners, LLC *#<	Delaware	100
-->Post Advisory Group, LLC*#<	Delaware	80
-->Post Advisory Europe Limited *#<	Wales/United Kingdom	100
-->Principal Global Investors Trust*#<	Delaware	100
-->Spectrum Asset Management, Inc.*#<	Connecticut	100
-->CCIP, LLC*#<	Delaware	100
-->Columbus Circle Investors*#<	Delaware	70
-->Principal Holding Company, LLC*#<	Iowa	100
-->Petula Associates, LLC*<	Iowa	100
-->Principal Real Estate Portfolio, Inc.*#<	Delaware	100
-->GAVI PREPI HC, LLC *#<	Delaware	100
-->Petula Prolix Development Company*#<	Iowa	100
-->Principal Commercial Acceptance, LLC*#<	Delaware	100
-->Principal Generation Plant, LLC*#<	Delaware	100
-->Principal Bank*#<	Iowa	100
-->Equity FC, Ltd.*#<	Iowa	100
-->Principal Dental Services, Inc.*#<	Arizona	100
-->Employers Dental Services, Inc.*#<	Arizona	100
-->First Dental Health *#<	California	100
-->Delaware Charter Guarantee & Trust Company*#<	Delaware	100
-->Preferred Product Network, Inc.*#<	Delaware	100
-->Principal Reinsurance Company of Vermont*#	Vermont	100
-->Principal Life Insurance Company of Iowa*#<	Iowa	100
-->Principal Reinsurance Company of Delaware*#<	Delaware	100
-->Principal Financial Services (Australia), Inc.*#	Iowa	100
-->Principal Global Investors (Australia) Service Company Pty Limited*#	Australia	100
-->Principal Global Investors (Australia) Limited*#	Australia	100
-->Principal International Holding Company, LLC*#	Delaware	100
-->Principal Management Corporation*#	Iowa	100
-->Principal Financial Advisors, Inc.*#	Iowa	100
-->Principal Shareholder Services, Inc.*#	Washington	100
-->Edge Asset Management, Inc.*#	Washington	100
-->Principal Funds Distributor, Inc.*#	Washington	100
-->Principal Global Services Private Limited*#	India	100
-->CCB Principal Asset Management Company, Ltd.*	China	25
-->Principal Financial Services I (US), LLC *#	Delaware	100
-->Principal Financial Services II (US), LLC *#	Delaware	100
-->Principal Financial Services I (UK) LLP *#	Wales/United Kingdom	100
-->Principal Financial Services IV (UK) LLP *#	United Kingdom	100
-->Principal Financial Services V (UK) LTD.*#	United Kingdom	100
-->Principal Financial Services II (UK) LTD. *#	Wales/United Kingdom	100
-->Principal Financial Services III (UK) LTD. *#	Wales/United Kingdom	100
-->Principal Financial Services VI (UK) LTD *#	United Kingdom	100
-->Principal Global Financial Services (Europe) LTD *#	United Kingdom	100
-->Liongate Capital Management LLP *	Wales/United Kingdom	59
-->Liongate Limited *	Malta	55
-->Liongate Capital Management (Cayman) Limited *	Cayman Islands	100
-->Liongate Capital Management (UK) Limited *	Wales/United Kingdom	100
-->Liongate Multi-Strategy GP Limited *	Cayman Islands	100
-->Liongate Capital Management Limited *	Malta	100
-->Liongate Capital Management (India) Private Limited *	India	100

-->ˆLiongate Capital Management Inc.	Delaware	100
-->Liongate Capital Management (US) LP *	Delaware	100
-->Principal Financial Services Latin America LTD. *#	Wales/United Kingdom	100
-->Principal International Latin America LTD.*#	United Kingdom	100
-->Principal International South America I LTD.*#	Wales/United Kingdom	100
-->Principal International South America II LTD.*#	Wales/United Kingdom	100
-->Principal International South America II LTD., Agencia En Chile *#	Chile/United Kingdom	100
-->Principal International de Chile, S.A.*#	Chile	100
-->Principal Compania de Seguros de Vida Chile S.A.*#	Chile	100
-->Principal Administradora General De Fondos S.A.*#	Chile	100
-->Principal Asset Management Chile S.A.*#	Chile	100
-->Principal Servicios Corporativos Chile LTDA*#	Chile	100
-->Principal Servicios De Administracion S.A.	Chile	100
-->Hipotecaria Cruz Del Sur Principal, S.A *	Chile	49
-->Principal Holding Company Chile S.A.*#	Chile	100
-->Principal Chile Limitada*#	Chile	100
-->Principal Institutional Chile S.A. *#	Chile	100
-->Administradora de Fondos de Pensiones Cuprum S.A. *#	Chile	94
-->Inversiones Cuprum Internacional S.A.*#	Chile	100
-->Principal Edge Network Holdings, Inc.*#	Delaware	100
-->Principal Edge Network - Georgia, LLC*#	Delaware	100
-->Principal Edge Network - Dallas Ft. Worth, Inc.*#	Delaware	100
-->Principal National Life Insurance Company+#	Iowa	100
-->Diversified Dental Services, Inc.*#	Nevada	100
-->Morley Financial Services, Inc. *#	Oregon	100
-->Morley Capital Management, Inc.*#	Oregon	100
-->Union Bond and Trust Company*#	Oregon	100
-->Principal Investors Corporation*#	New Jersey	100

+ Consolidated financial statements are filed with the SEC.
* Not required to file financial statements with the SEC.
# Included in the consolidated financial statements of Principal Financial Group, Inc. filed with the SEC.
= Separate Financial statements are filed with SEC.
< Included in the financial statements of Principal Life Insurance Company filed with the SEC.

Item 27. Number of Contractowners - As of March 31, 2014

(1)	(2)	(3)
	Number of	Number of
Title of Class	Plan Participants	Contractowners
BFA Variable Annuity Contracts	18	6
Pension Builder Contracts	115	79
Personal Variable Contracts	133	14
Personal Variable Contracts	847	28
Flexible Variable Annuity Contract	23,656	23,656
Freedom Variable Annuity Contract	990	990
Freedom 2 Variable Annuity Contract	285	285
Investment Plus Variable Annuity Contract	49,526	49,526
Principal Lifetime Income Solutions	668	668

Item 28. Indemnification

Sections 490.851 through 490.859 of the Iowa Business Corporation Act permit corporations to indemnify directors and officers where (A) all of the following apply: the director or officer (i) acted in good faith; (ii) reasonably believed that (a) in the case of conduct in the individual's official capacity, that the individual's conduct was in the best interests of the corporation or (b) in all other cases, that the individual's conduct was at least not opposed to the best interests of the corporation; and (iii) in the case of any criminal proceeding, the individual had no reasonable cause to believe the individual's conduct was unlawful; and (B) the individual engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the corporation's articles of incorporation.

Unless ordered by a court pursuant to the Iowa Business Corporation Act, a corporation shall not indemnify a director or officer in either of the following circumstances: (A) in connection with a proceeding by or in the right of the corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct (above) or (B) in connection with any proceeding with respect to conduct for which the director was adjudged liable on the basis that the director receive a financial benefit to which he or she was not entitled, whether or not involving action in the director's official capacity.

Registrant's By-Laws provide that it shall indemnify directors and officers against damages, awards, settlements and costs reasonably incurred or imposed in connection with any suit or proceeding to which such person is or may be made a party by reason of being a director or officer of the Registrant. Such rights of indemnification are in addition to any rights to indemnity to which the person may be entitled under Iowa law and are subject to any limitations imposed by the Board of Directors. The Board has provided that certain procedures must be followed for indemnification of officers, and that there is no indemnity of officers when there is a final adjudication of liability based upon acts which constitute gross negligence or willful misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters
(a)    Other Activity
Princor Financial Services Corporation acts as principal underwriter for variable annuity contracts issued by Principal Life Insurance Company Separate Account B, a registered unit investment trust and for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account, a registered unit investment trust.
(b)    Management

(b1)	(b2)
Positions and offices
Name and principal	with principal
business address	underwriter
Deborah J. Barnhart	Director/Distribution (PPN)
The Principal Financial Group(1)

Patricia A. Barry	Assistant Corporate Secretary
The Principal Financial Group(1)

Michael J. Beer	President and Director
The Principal Financial Group(1)

Tracy W. Bollin	Chief Financial Officer
The Principal Financial Group(1)

David J. Brown	Senior Vice President
The Principal Financial Group(1)

(b1)	(b2)
Positions and offices
Name and principal	with principal
business address	underwriter
Teresa M. Button	Vice President and Treasurer
The Principal Financial Group(1)

Nicholas M. Cecere	Senior Vice President and Director
The Principal Financial Group(1)

Gregory B. Elming	Director
The Principal Financial Group(1)

Nora M. Everett	Chairman and Chief Executive Officer
The Principal Financial Group(1)

Stephen G. Gallaher	Assistant General Counsel
The Principal Financial Group(1)

Eric W. Hays	Senior Vice President and Chief Information Officer
The Principal Financial Group(1)

Curtis Hollebrands	AML Officer
The Principal Financial Group(1)

Patrick A. Kirchner	Assistant General Counsel
The Principal Financial Group(1)

Julie LeClere	Vice President - Marketing & Recruiting
The Principal Financial Group(1)

Martin R. Richardson	Vice President - Broker Dealer Operations
The Principal Financial Group(1)

Traci L. Weldon	Vice President/Chief Compliance Officer
The Principal Financial Group (1)

Dan L. Westholm	Assistant Vice President - Treasury
The Principal Financial Group (1)

John Wetherell	Private Funds CCO - Princor
The Principal Financial Group (1)

(1) 655 9th Street
Des Moines, IA 50392

(c)    Compensation from the Registrant

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts & Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Compensation
Princor Financial Services Corporation	$46,651,728.39	0	0	0

Item 30. Location of Accounts and Records

All accounts, books or other documents of the Registrant are located at the offices of the Depositor, The Principal Financial Group, Des Moines, Iowa 50392.

Item 31. Management Services

N/A

Item 32. Undertakings

The Registrant undertakes that in restricting cash withdrawals from Tax Sheltered Annuities to prohibit cash withdrawals before the Participant attains age 59 1/2, separates from service, dies, or becomes disabled or in the case of hardship, Registrant acts in reliance on SEC No Action Letter addressed to American Counsel of Life Insurance (available November 28, 1988). Registrant further undertakes that:

1.
Registrant has included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in its registration statement, including the prospectus, used in connection with the offer of the contract;

2.	Registrant will include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3.
Registrant will instruct sales representatives who solicit Plan Participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential Plan Participants; and

4.
Registrant will obtain from each Plan Participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the Plan Participant's understanding of (a) the restrictions on redemption imposed by Section 403(b)(11), and (b) the investment alternatives available under the employer's Section 403(b) arrangement, to which the Plan Participant may elect to transfer his contract value.

Fee Representation

Principal Life Insurance Company represents the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Principal Life Insurance Company Variable Life Separate Account, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, and its seal to be hereunto affixed and attested, in the City of Des Moines and State of Iowa, on the 1st day of May, 2014.

PRINCIPAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT B
(Registrant)

	By :	/s/ L. D. Zimpleman
L. D. Zimpleman
Chairman, President and Chief Executive Officer

PRINCIPAL LIFE INSURANCE COMPANY
(Depositor)

	By :	/s/ L. D. Zimpleman
L. D. Zimpleman
Chairman of the Board
Chairman, President and Chief Executive Officer

Attest:

/s/ Clint Woods
Clint Woods
Assistant Corporate Secretary and Governance Officer

Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ L. D. Zimpleman		May 1, 2014
L. D. Zimpleman	Chairman of the Board
Chairman, President
and Chief Executive Officer

/s/ A. R. Sanders		May 1, 2014
A. R. Sanders	Senior Vice President and
Controller
(Principal Accounting Officer)

/s/ T. J. Lillis		May 1, 2014
T. J. Lillis	Executive Vice President
and Chief Financial Officer
(Principal Financial Officer)

(B. J. Bernard)*	Director	May 1, 2014
B. J. Bernard

(J. Carter-Miller)*	Director	May 1, 2014
J. Carter-Miller

(G. E. Costley)*	Director	May 1, 2014
G. E. Costley

(M.T. Dan)*	Director	May 1, 2014
M. T. Dan

(D. H. Ferro)*	Director	May 1, 2014
D. H. Ferro

(C. D. Gelatt, Jr.)*	Director	May 1, 2014
C. D. Gelatt, Jr.

(S. L. Helton)*	Director	May 1, 2014
S. L. Helton

(R. L. Keyser)*	Director	May 1, 2014
R. L. Keyser

(L. Maestri)*	Director	May 1, 2014
L. Maestri

(E. E. Tallett)*	Director	May 1, 2014
E. E. Tallett

*By	/s/ L. D. Zimpleman
L. D. Zimpleman
Chairman of the Board
Chairman, President and Chief Executive Officer

*	Pursuant to Powers of Attorney
Previously Filed or Included Herein